      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 14, 2003

                                                     REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                              BAY VIEW AUTO TRUSTS
                    (Issuer with respect to the securities)
                        BAY VIEW TRANSACTION CORPORATION
                  (Originator of the Trusts described herein)
             (Exact name of registrant as specified in its charter)

                          DELAWARE                                                    41-2094366
              (State or other jurisdiction of                            (I.R.S. Employer Identification No.)
        incorporation or organization of registrant)

                               1840 GATEWAY DRIVE
                          SAN MATEO, CALIFORNIA 94404
                                 (650) 312-7300
         (Address, including ZIP code, and telephone number, including area code, of registrant's principal executive offices)
                               JOSEPH J. CATALANO
                      SENIOR VICE PRESIDENT AND SECRETARY
                        BAY VIEW TRANSACTION CORPORATION
                               1840 GATEWAY DRIVE
                          SAN MATEO, CALIFORNIA 94404
                                 (650) 312-6810
           (Name, address, including ZIP code, and telephone number,
                   including area code, of agent for service)
                                   COPIES TO:
                                THOMAS R. NELSON
                                DAVID P. MCLEAN
                                PATTON BOGGS LLP
                          2001 ROSS AVENUE, SUITE 3000
                              DALLAS, TEXAS 75201

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this Registration Statement as determined by market conditions.
                             ---------------------
    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                             ---------------------
                        CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                                 PROPOSED            PROPOSED MAXIMUM
     TITLE OF EACH CLASS OF            AMOUNT TO BE          MAXIMUM OFFERING       AGGREGATE OFFERING           AMOUNT OF
   SECURITIES TO BE REGISTERED          REGISTERED           PRICE PER UNIT(1)           PRICE(1)            REGISTRATION FEE
---------------------------------------------------------------------------------------------------------------------------------
Asset Backed Securities..........     $1,000,000,000               100%               $1,000,000,000              $80,900
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee on the basis of the proposed maximum offering price per unit.
    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
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

                               INTRODUCTORY NOTE

     This registration statement contains:

     - two forms of prospectus supplement relating to the offering by Bay View [YEAR]-Auto Trust of the series of asset backed certificates described in such forms of prospectus supplement using the grantor trust structure described in the prospectus,

     - a form of prospectus supplement relating to the offering by Bay View [YEAR]-Owner Trust of the series of asset backed notes described therein, using the owner trust structure described in the prospectus, and

     - a prospectus relating to the offering of series of asset backed securities (consisting of notes and/or certificates) by various Bay View Trusts created from time to time by Bay View Transaction Corporation.

     Each form of prospectus supplement relates only to the securities described therein and is a form that may be used, among others, by Bay View Transaction Corporation to offer asset backed securities, including asset backed certificates and/or asset backed notes under this registration statement.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                   SUBJECT TO COMPLETION, DATED MAY 14, 2003

PROSPECTUS SUPPLEMENT

(TO PROSPECTUS DATED           , 2003)

                                $

                           BAY VIEW [YEAR] AUTO TRUST
                   AUTOMOBILE RECEIVABLE BACKED CERTIFICATES

  BAY VIEW TRANSACTION CORPORATION,       BAY VIEW ACCEPTANCE CORPORATION,
             AS DEPOSITOR                           AS SERVICER

     We are offering the following classes of automobile receivable backed certificates by this prospectus supplement and the accompanying prospectus:

                                                                        FINAL
                                         INITIAL                      SCHEDULED                 UNDERWRITING
                                       CERTIFICATE   PASS THROUGH    DISTRIBUTION   PRICE TO    DISCOUNT PER
CLASS OF CERTIFICATES                    BALANCE     INTEREST RATE       DATE        PUBLIC     CERTIFICATE
---------------------                  -----------   -------------   ------------   ---------   ------------
Class A certificates.................    $                   %               %             %            %
Class I Interest Only certificates...    $    (1)            %               %(2)          %            %

---------------

(1) Initial notional principal amount.

(2) As a percent of initial notional principal amount.

     The total price to the public is $          . The total underwriting
discount is $          . The total proceeds to the depositor, including accrued
interest of $          , are $          .

     The trust will include up to $          of subsequent receivables to be
purchased after          .

     The offered certificates represent interests of the Bay View [Year] Auto Trust only and do not represent obligations of or interests in Bay View Transaction Corporation, Bay View Acceptance Corporation, any of their affiliates or any governmental agency. You should carefully consider the factors set forth under "Risk Factors" beginning on page S-9 of this prospectus supplement and on page 8 in the accompanying prospectus.

     This prospectus supplement may be used to offer and sell the offered certificates only if accompanied by the accompanying prospectus.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 [UNDERWRITERS]

                   The date of this prospectus supplement is

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS.......    ii
SUMMARY OF TERMS............................................   S-1
RISK FACTORS................................................   S-9
BAY VIEW ACCEPTANCE CORPORATION AND AFFILIATES..............  S-11
LIQUIDATION OF BAY VIEW CAPITAL CORPORATION.................  S-11
BACK-UP SERVICER AND STANDBY SERVICER.......................  S-12
SERVICING COMPENSATION AND PAYMENT OF EXPENSES..............  S-12
FORMATION OF THE TRUST......................................  S-12
THE RECEIVABLES POOL........................................  S-13
YIELD AND PREPAYMENT CONSIDERATIONS.........................  S-19
THE OFFERED CERTIFICATES....................................  S-20
THE INSURER.................................................  S-28
REPORTS TO CERTIFICATEHOLDERS...............................  S-28
ERISA CONSIDERATIONS........................................  S-28
UNDERWRITING................................................  S-29
LEGAL OPINIONS..............................................  S-29
EXPERTS.....................................................  S-29
INDEX OF PRINCIPAL TERMS....................................  S-30

              IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
             PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

     We tell you about the offered certificates in the following documents:

          (1) this prospectus supplement, which describes the specific terms of the offered certificates; and

          (2) the accompanying prospectus, which provides general information, some of which may not apply to the offered certificates.

     If the description of the offered certificates varies between this prospectus supplement and the prospectus, you should rely on the information in this prospectus supplement.

     We include cross-references in this prospectus supplement and in the accompanying prospectus to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the accompanying prospectus provide the pages on which these captions are located.

     You can find a list of the pages where capitalized terms used in this prospectus supplement are defined under the caption "Index of Principal Terms" beginning on page S-30 in this prospectus supplement and under the caption "Index of Principal Terms" beginning on page 50 in the accompanying prospectus.

     In this prospectus supplement and the accompanying prospectus, "we" refers to the depositor, Bay View Transaction Corporation, and "you" refers to any prospective investor in the offered certificates.

                                SUMMARY OF TERMS

     This summary highlights selected information from this prospectus supplement and does not contain all the information that you should consider in making your investment decision. To understand all of the terms of this offering, you will need to read this entire prospectus supplement and the accompanying prospectus.

     The definitions of or references to capitalized terms used in this prospectus supplement can be found on the pages indicated in the "Index of Principal Terms" on page S-30 in this prospectus supplement or on page 50 of the accompanying prospectus.

ISSUER

     The Bay View [Year] Auto Trust will issue the certificates offered in this prospectus supplement.

DEPOSITOR

     Bay View Transaction Corporation is the depositor of the trust. The depositor will transfer the automobile receivables and related property to the trust. The depositor is a limited purpose wholly-owned subsidiary of Bay View Acceptance Corporation ("BVAC").

SERVICER

     BVAC will act as the servicer of the trust. The servicer will receive and apply payments on the receivables, service the collection of the receivables and direct the trustees to make the appropriate payments to the noteholders and the certificateholder. The servicer will receive a monthly servicing fee as compensation for its services. See "Servicing Compensation and Payment of Expenses" in this prospectus supplement. The servicer is a wholly-owned subsidiary of Bay View Bank, N.A. (the "Bank"), which is a wholly-owned subsidiary of Bay View Capital Corporation ("BVCC"). BVCC has adopted a plan of liquidation and stockholder liquidity pursuant to which both BVCC and the Bank are expected to be liquidated. See "Bay View Acceptance Corporation and Affiliates" and "Liquidation of Bay View Capital Corporation" in this prospectus supplement.

BACK-UP SERVICER AND STANDBY SERVICER

     [          ] has agreed to serve as standby servicer, and [          ] has
agreed to act as back-up servicer. Unless and until BVAC, as servicer, is terminated or resigns, it is expected that neither the back-up servicer nor the standby servicer will be responsible for the servicing and administration of the receivables, and the standby servicer and back-up servicer will have only limited responsibilities. If the servicer is terminated or resigns, it is expected that the standby servicer will assume the role of servicer. If the standby servicer is terminated or resigns, it is expected that the back-up servicer, acting solely through an agent, will assume the role of servicer. The term "servicer" in this prospectus supplement refers to whichever entity is then responsible for the servicing and administration of the receivables.

TRUSTEE

CUTOFF DATE

     The trust will receive payments received with respect to the receivables after this date. This is also the date used for preparing the statistical information used in this prospectus supplement.

CLOSING DATE

THE OFFERED CERTIFICATES

     On the closing date, the trust will issue the certificates (collectively we refer to these certificates offered for sale as the "offered certificates") as described on the cover page, under a pooling and servicing agreement among the depositor, the servicer and the trustee. We are offering these certificates for sale in this prospectus supplement. See "The Offered Certificates" in this prospectus supplement.

DISTRIBUTION DATE

     The trust will distribute interest and principal on the offered
certificates on the      calendar day of each month or, if such day is not a
business day, on the next business day. The distributions will begin on and will be made to holders of record of the offered certificates as of the record date, which will be the last day of the collection period related to the distribution date. The collection period with respect to any distribution date is the calendar month immediately preceding the calendar month in which such distribution date occurs. See "The Offered Certificates -- Distributions on the Offered Certificates" in this prospectus supplement and "Description of the Certificates -- Definitive Certificates" in the accompanying prospectus.

INTEREST ON THE CLASS A CERTIFICATES

     Interest on the Class A certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months. See "Yield and Prepayment Considerations" and "The Offered Certificates -- Distributions on the Offered Certificates" in this prospectus supplement.

     Monthly Interest. Generally, the amount of monthly interest distributable to the Class A certificateholders on each distribution date is the product of:

          (1) one-twelfth of the interest rate applicable to the Class A certificates; and

          (2) the aggregate outstanding certificate balance of the Class A certificates on the preceding distribution date (after giving effect to all distributions to certificateholders on such date) or, in the case of the first distribution date, from the closing date.

See "The Offered Certificates -- Distributions on the Certificates" in this prospectus supplement.

DISTRIBUTIONS OF PRINCIPAL

     The trust will distribute principal on each distribution date to the Class A certificateholders of record as of the record date. Generally, the amount of monthly principal the trust will pay is equal to the decrease in the outstanding principal balance of the receivables pool during the preceding calendar month. See "The Offered Certificates -- Distributions on the Offered Certificates" in this prospectus supplement.

     The trust must distribute an amount equal to the outstanding certificate balance of the Class A certificates, to the extent not previously distributed, by the final scheduled distribution date.

     Since the rate of distribution of principal on the Class A certificates depends upon the rate of payment of principal on the receivables (including voluntary prepayments and principal in respect of defaulted receivables and purchased receivables), the final distribution in respect of the Class A certificates could occur significantly earlier than the final scheduled payment date. See "Risk Factors -- You May Incur a Loss if there is a Default Under the Policy" and "The Offered Certificates -- Distributions on the Offered Certificates" in this prospectus supplement.

THE CLASS I CERTIFICATES

     The Class I certificates are interest only certificates which will not receive any principal distributions. The pass-through rate for the Class I
certificates is      % per annum. Interest on the Class I certificates will
accrue on the notional principal amount of the Class I certificates at the Class I pass-through rate. The notional principal amount represents a designated notional principal component of the receivables. The notional principal amount
is $          as of the closing date and shall be reduced on each distribution date as described below.

     Interest on the Class I certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Generally, the amount of interest distributable to Class I certificateholders on each distribution date is the product of one-twelfth of the Class I pass-through rate and the notional principal amount as of the preceding distribution date or, in the case of the first distribution date, the closing date (after giving effect to any reduction of the notional principal amount on such distribution date). Such amount will also be determined by assuming that the month of the closing date has 30 days. Class I certificateholders will not be entitled to any distributions after the notional principal amount has been reduced to zero.

CLASS I NOTIONAL PRINCIPAL AMOUNT

     The Class I certificates are interest only certificates based upon a planned amortization of the notional principal amount of the Class I certificates. We intend this amortization feature to reduce the uncertainty to Class I certificateholders caused by prepayments on the receivables. We base the reduction in the notional principal amount on an expected principal paydown schedule rather than on the reduction in the actual principal balances of the receivables. We expect the interest payments on the Class I certificates to come from the excess of interest earned on the receivables over distributions of monthly interest on the Class A certificates and the payment of the monthly servicing fee. We divided the aggregate Class A certificate balance into two notional principal components, the "PAC Component" and the "Companion Component," for purposes of calculating the notional principal amount. The sum of the PAC Component and the Companion Component at any time will equal the then aggregate unpaid Class A certificate balance at such time. The notional principal amount of the Class I certificates will equal the principal balance of the PAC Component at all times as such amount is calculated using the allocations of principal payments described below.

     The pooling and servicing agreement establishes the planned schedule for the amortization of the notional principal amount (the "Planned Notional Principal Amount Schedule") and we provide this schedule to you in this prospectus supplement under "The Offered Certificates -- The Class I Certificates -- Calculation of Notional Principal Amount."

     On each distribution date, the amount of monthly principal allocated to Class A certificateholders will determine the reduction in the notional principal amount as follows:

          (1) to the PAC Component, in an amount up to the amount necessary to reduce this amount to the amount specified in the Planned Notional Principal Amount Schedule for such distribution date;

          (2) to the Companion Component, until the outstanding principal amount is reduced to zero; and

          (3) to the PAC Component, without regard to the planned notional principal amount.

     The notional principal amount of the Class I certificates will be the same amount as the outstanding amount of the PAC Component and will decline as the PAC Component declines.

     The Planned Notional Principal Amount Schedule is based on the assumption
that the receivables prepay at a constant prepayment rate between      % and
     % ABS (which is an assumed constant rate of prepayments used in the ABS prepayment model set forth in this prospectus supplement). The yield to maturity of the Class I certificates will be sensitive to the rate and timing of principal payments (including prepayments) on the receivables and may fluctuate significantly during the actual term of the Class I certificates. If the
receivables prepay at a constant rate within the range of      % to      % ABS,
the PAC Component (and the notional principal amount of the Class I certificates) will decline according to the Planned Notional Principal Amount
Schedule. If the receivables prepay at a constant rate higher than      % ABS,
the yield on the Class I certificates will be reduced because (1) the amount of the Companion Component will be reduced to zero more quickly than scheduled, and
(2) the amount of the PAC Component

(and the notional principal amount) will decline more quickly than provided in the Planned Notional Principal Amount Schedule. A rapid rate of principal prepayments (including liquidations due to losses, repurchases and other dispositions) will have a material negative effect on the yield to maturity of the Class I Certificates.

     The Planned Notional Principal Amount Schedule has been prepared on the basis of certain assumptions, which are described in this prospectus supplement under "The Offered Certificates -- Class I Yield Considerations." You should fully consider the risks associated with owning Class I certificates, including the risk that a rapid rate of prepayments could prevent you from recovering your initial investment in the Class I certificates. See "Risk Factors -- Prepayments May Reduce the Yield on the Class I Certificates" and "Yield and Prepayment Considerations -- The Class I Certificates" in this prospectus supplement.

THE CLASS IC CERTIFICATE

     In addition to the Class A and Class I certificates, the trust will issue a Class IC certificate pursuant to the pooling and servicing agreement. The Class IC certificate will be retained by the depositor. We are not offering this certificate for sale in this offering.

THE TRUST ASSETS

     The trust assets will include:

     - a pool of simple and precomputed interest installment sale and installment loan contracts originated in various states in the United States of America, secured by new and used automobiles, light-duty trucks, motorcycles, recreational vehicles, sport utility vehicles and vans;

     - certain monies due in respect of the receivables after the cutoff date;

     - security interests in the related vehicles financed through the receivables;

     - all amounts and property from time to time held in or credited to any of the trust accounts;

     - any proceeds from claims and other amounts relating to insurance policies and other items financed under the receivables or otherwise covering an obligor or a financed vehicle;

     - any proceeds from the liquidation of the receivables or financed vehicles;

     - all property (including the right to receive future liquidation proceeds) that secures a receivable and that has been acquired by or on behalf of the trust pursuant to the liquidation of the receivable;

     - the pooling and servicing agreement and the purchase agreement to the extent each relates to the receivables, or the receivable files or the financed vehicles, including the right of the depositor to cause the originator to repurchase the receivables and/or to obtain indemnification for third party claims;

     - all amounts received in respect of recourse rights against the dealers who originated the receivables and any successor dealers;

     - an unconditional and irrevocable insurance policy issued by guaranteeing payments of principal and interest on the certificates.

     - the receivable files and all other documents that the depositor or the servicer keeps on file in accordance with its customary procedures relating to the receivables or the obligors or financed vehicles; and

     - the proceeds of any and all of the foregoing.

     The receivables arise from:

          (1) motor vehicle installment sale contracts that were originated by dealers for assignment to BVAC or

          (2) motor vehicle loan contracts that were solicited by dealers for origination by BVAC.

     BVAC will sell all the receivables to be included in the trust to the depositor. The trust will acquire its assets from the depositor pursuant to the pooling and servicing agreement. In addition, the depositor must sell subsequent receivables to the trust (subject to availability) having an aggregate principal
balance or pre-funded amount equal to approximately $          . The trust will
be obligated to purchase the subsequent receivables from the depositor (subject to the satisfaction of certain conditions) prior to the end of a specific funding period. The depositor will designate as a subsequent cutoff date each effective date that subsequent receivables are conveyed to the trust. Each date during the funding period on which subsequent receivables will be conveyed to the trust is a subsequent transfer date. See "The Offered Certificates -- Sale and Assignment of Receivables; Subsequent Receivables" and "The Receivables Pool" in this prospectus supplement and "Formation of the Trust" and "The Receivables Pools" in the accompanying prospectus.

     Payment of the amount due to the registered lienholder under each receivable is secured by a first perfected security interest in the related financed vehicle. BVAC (or its predecessor, Bay View Credit) or a "doing-business-as" variant of the Bay View name is or will be the registered lienholder (the "Named Lienholders") on the certificate of title of each of the financed vehicles.

     The receivables were selected from the automobile receivable portfolio of BVAC, based on the criteria specified in the pooling and servicing agreement and described in this prospectus supplement under "The Receivables Pools," and in the accompanying prospectus under "Description of the Transfer and Servicing Agreements -- Sale and Assignment of Receivables." The underwriting procedures and standards employed with respect to the receivables are described under "The Receivables Pools -- Underwriting Procedures" in the accompanying prospectus.

     Subsequent receivables may be originated using credit criteria that differ from those used for the initial receivables. Therefore, the initial receivables may be of a different credit quality and seasoning. In addition, the transfer of subsequent receivables to the trust may adversely affect the characteristics of the entire pool of receivables. The provisions describing the transfer of subsequent receivables and verification that subsequent receivables conform to the requirements of the pooling and servicing agreement can be found in "The Receivables Pool" and "The Offered Certificates -- Sale and Assignment of Receivables; Subsequent Receivables" in this prospectus supplement. See also "Risk Factors -- Pre-Funding May Reduce Your Anticipated Yield" and "Description of the Transfer and Servicing Agreements -- Sale and Assignment of Subsequent Receivables" in the accompanying prospectus.

PRE-FUNDING ACCOUNT

     The trustee will deposit and maintain the pre-funded amount in a pre-funding account during the funding period from the closing date until the earliest of:

          (1) the date on which the amount on deposit in the pre-funding account
     is equal to or less than $          ;

          (2) the occurrence of an event of default under the pooling and servicing agreement;

          (3) the occurrence of certain events of insolvency of the depositor or the servicer; or

          (4) the third payment date.

     The funding period will not be more than three calendar months.

     The pre-funded amount initially will equal $          and will be reduced
by the amount used to purchase subsequent receivables. See "Description of the Transfer and Servicing Agreements -- Accounts -- Pre-Funding Account" in the accompanying prospectus and "The Certificates -- Sale and Assignment of Receivables; Subsequent Receivables" in this prospectus supplement.

     The trustee will invest funds on deposit in the pre-funding account during the funding period in eligible investments, subject to certain limitations. Any investment income from such investments will be transferred from the pre-funding account to the collection account on each payment date and will be included in available funds for such payment date.

     If any pre-funded amount remains in the pre-funding account at the end of the pre-funding period, the trustee will pay such amount to the certificateholders on the payment date on or immediately following the last day of the pre-funding period. The trustee will pay the amount to the certificateholders pro rata, based on the initial certificate amounts of the certificates held by the certificateholders. The amount the trustee pays to the certificateholders will constitute a prepayment of the aggregate certificate balance of the certificates and may reduce the certificateholders' anticipated yield. See "The Offered Certificates -- Sale and Assignment of Receivables; Subsequent Receivables" in this prospectus supplement. See also "Risk
Factors -- Pre-Funding May Reduce Your Anticipated Yield" and "Description of the Transfer and Servicing Agreements -- Accounts" in the accompanying prospectus.

AVAILABLE FUNDS; RIGHTS OF THE CLASS IC CERTIFICATEHOLDER

     The amount of funds available for distribution to Class A and Class I certificateholders on any distribution date will consist of funds from the following sources:

          (1) payments received from obligors in respect of the receivables (net of any amount required to be deposited to the payahead account in respect of precomputed receivables);

          (2) any net withdrawal from the payahead account in respect of precomputed receivables;

          (3) interest earned on funds on deposit in the certificate account;

          (4) liquidation proceeds received in respect of receivables;

          (5) advances received from the servicer in respect of interest on certain delinquent receivables;

          (6) amounts received in respect of required repurchases or purchases of receivables by BVAC or the servicer;

          (7) proceeds from any insurance policies related to the receivables or the financed vehicles; and

          (8) recoveries with respect to charged-off receivables.

     The trustee will draw on the policy if the amount of available funds for any distribution date is not sufficient to pay:

          (1) the amounts owed to the servicer (including the monthly servicing fee and reimbursement for advances made by the servicer to the trust); and

          (2) the required distributions of interest to the Class A and Class I certificateholders and principal to the Class A certificateholders.

     If there is a default under the policy, any losses on the receivables will be borne directly by the Class A certificateholders and the Class I certificateholders. See "Risk Factors -- You May Incur a Loss if there is a Default Under the Policy," "The Offered Certificates -- Accounts" and "The Offered Certificates -- Distributions on the Offered Certificates" in this prospectus supplement.

     Any amount on deposit in the certificate account on any distribution date after all other required deposits to and withdrawals from the certificate account have been made will be distributed to the Class IC certificateholder. Any such distribution to the Class IC certificateholder will no longer be an asset of the trust.

     See "The Offered Certificates -- Accounts" and "The Offered
Certificates -- The Policy" in this prospectus supplement.

THE POLICY

     The depositor will obtain an unconditional and irrevocable insurance policy. Subject to the terms of the policy, the insurer will guarantee the payment of the monthly servicing fee and the distribution of monthly interest and monthly principal on the offered certificates up to the policy amount. See "The Offered Certificates -- The Policy" in this prospectus supplement.

     In addition, the policy will cover any amount paid or required to be paid by the trust to the Class A and Class I certificateholders, which amount is sought to be recovered as a voidable preference by a trustee in bankruptcy of BVAC or the depositor under the United States Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction. See "The Offered Certificates -- The Policy" in this prospectus supplement.

POLICY AMOUNT

     The policy amount with respect to any distribution date will be the sum of:

          (1) the monthly servicing fee;

          (2) monthly interest; and

          (3) the lesser of (a) the outstanding aggregate certificate balance of the Class A certificates on such distribution date (after giving effect to any distributions of available funds to distribute monthly principal on such distribution date) and (b) the initial aggregate certificate balance of the Class A certificates minus all amounts drawn on the policy with respect to monthly principal.

INSURER

               is the insurer and will guarantee the payment of monthly interest and monthly principal under the terms of the policy. See "The Insurer" in this prospectus supplement.

LEGAL INVESTMENT

     No representations are made as to the proper characterization of the certificates for legal investment, financial institution regulatory, or other purposes, or as to the ability of particular investors to purchase the certificates under applicable legal investment restrictions. The uncertainties described above (and any future determinations concerning the legal investment or financial institution regulatory characteristics of the certificates) may adversely affect the liquidity of the certificates.

     Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the certificates will constitute legal investments for them or are subject to investment, capital, or other restrictions.

     In addition, and without any limitation of the foregoing, it is believed that the certificates will be eligible for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended; however, independent verification of such eligibility has not been sought and investors in the certificates should consult with their own legal advisors in determining whether the certificates will constitute legal investments for them under Rule 2a-7.

OPTIONAL REDEMPTION

     The servicer has the right to purchase all of the receivables as of the last day of any collection period on which (1) the aggregate balance of the receivables on the related distribution date (after the distribution of all amounts to be paid on such distribution date) will be equal to or less than 10% of the initial aggregate balance of the receivables and (2) the notional principal amount of the Class I certificates is zero (or will be reduced to zero on or before the related distribution date). We will redeem the offered certificates as a result of such a purchase of the receivables.

     The purchase price for the receivables will be equal to the fair market value of the receivables; provided that such amount may not be less than the sum of:

          (1) 100% of the outstanding aggregate certificate balance of the Class A certificates,

          (2) accrued and unpaid interest on the outstanding certificate balance of the Class A certificates at the weighted average interest rate of the receivables, and

          (3) any amounts due the insurer, the servicer, the back-up servicer, or the standby servicer.

BOOK-ENTRY REGISTRATION

     Persons acquiring beneficial ownership interests in the offered certificates will hold their interest in the offered certificates through the Depository Trust Company in the United States or Clearstream Banking, societe anonyme or the Euroclear System in Europe. See "Description of the Securities -- Book-Entry Registration" in the accompanying prospectus.

TAX STATUS

     In the opinion of special tax counsel to the depositor, for federal income tax purposes the trust will not be treated as an association taxable as a corporation or as a "publicly traded partnership" taxable as a corporation.

     The trustee and the certificateholders will agree to treat the trust as a partnership for federal income tax purposes. As a partnership, the trust will not be subject to federal income tax and the certificateholders will be required to report their respective shares of the trust's taxable income, deductions and other tax attributes. See "Material Federal Income Tax Consequences" in the accompanying prospectus.

RATINGS

     On the closing date, each class of offered certificates will be issued only
if such class receives ratings from           and           , as follows:

                                                                RATING
                                                               --------
Class A certificates........................................
Class I certificates........................................

     A rating is not a recommendation to buy, sell or hold the offered certificates and may be subject to revision or withdrawal at any time by the assigning rating agency. See "Risk Factors -- A Change in the Certificate Ratings May Adversely Affect the Offered Certificates" in this prospectus supplement.

ERISA CONSIDERATIONS

     The Class A and Class I certificates may be eligible for purchase by employee benefit plans subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Any benefit plan fiduciary considering the purchase of Class A and Class I certificates should, among other things, consult with experienced legal counsel in determining whether all required conditions for such purchase have been satisfied. See "ERISA Considerations" in this prospectus supplement and in the accompanying prospectus.

                                  RISK FACTORS

     You should carefully consider the risk factors set forth below and in the accompanying prospectus as well as the other investment considerations described in such documents as you decide whether to purchase the offered certificates.

YOU MAY NOT BE ABLE TO RESELL THE OFFERED CERTIFICATES

     There is currently no secondary market for the offered certificates. The underwriters currently intend to make a market to enable resale of the offered certificates, but are under no obligation to do so. As such, we cannot assure you that a secondary market will develop for your certificates or, if one does develop, that such market will provide you with liquidity of investment or that it will continue for the life of your certificates.

THE OFFERED CERTIFICATES ARE INTERESTS IN THE TRUST ONLY AND ARE NOT GUARANTEED BY ANY OTHER PARTY

     The offered certificates are interests in the trust only and do not represent an interest in or obligation of the depositor, BVAC, any of their affiliates or any other party or governmental body. Except for the policy, the offered certificates have not been insured or guaranteed by any party or governmental body. See "The Offered Certificates -- Distributions on the Offered Certificates" and "The Offered Certificates -- The Policy" in this prospectus supplement.

PREPAYMENTS MAY REDUCE THE YIELD ON THE CLASS I CERTIFICATES

     If the Receivables prepay at a constant rate within the range of      % to
     % ABS assumed in preparing the Planned Notional Principal Amount Schedule, the notional principal amount will be reduced in accordance with the Planned Notional Principal Amount Schedule. If the receivables prepay at a constant rate
higher than      % ABS, the notional principal amount will be reduced more
quickly than provided in the Planned Notional Principal Amount Scheduled and will reduce the yield of the Class I certificates. A rapid rate of principal prepayments will have a material negative effect on the yield to maturity of the Class I certificates. You should fully consider the risks associated with owning Class I certificates, including the risk that a rapid rate of prepayments could prevent you from recovering your initial investment in the Class I certificates. See "Yield and Prepayment Considerations -- The Class I Certificates" in this prospectus supplement.

YOU MAY INCUR A LOSS IF THERE IS A DEFAULT UNDER THE POLICY

     If the insurer fails to make a required payment under the policy, the trust will depend solely on payments on and proceeds from the receivables. If the insurer fails to make a payment required under the policy to the trust when due for any reason, such failure will constitute an insurer default under the policy.

     If the trust does not have sufficient funds to fully make the required distributions to Class A and Class I certificateholders on a distribution date during a default by the insurer, distributions on the offered certificates on such distribution date will generally be reduced in the following order:

          (1) Class A monthly principal, pro rata and

          (2) Class A and Class I monthly interest, pro rata.

A CHANGE IN THE CERTIFICATE RATINGS MAY ADVERSELY AFFECT THE OFFERED
CERTIFICATES

               and           are the rating agencies rating the offered
certificates. The rating for the offered certificates will reflect only the view of the relevant rating agency. We cannot assure you that any such rating will continue for any period of time or that any rating will not be revised or withdrawn entirely by such rating agency if, in its judgment, circumstances so warrant. A revision or withdrawal of such rating may have an adverse effect on the liquidity and market price of your offered certificates. A rating is not a recommendation to buy, sell or hold the offered certificates.

GEOGRAPHIC CONCENTRATIONS OF THE RECEIVABLES MAY INCREASE THE LOSSES REALIZED BY THE TRUST

     As of           , based upon billing address information provided to BVAC,
the obligors resided in           states and the District of Columbia, three of
which states           ,           , and           account for approximately
     %,      % and      %, respectively, of the aggregate principal balance of
the receivables. Adverse economic conditions in           or could adversely
affect the delinquency, loan loss or repossession experience of the trust.

THE INSOLVENCY OF BVAC OR ITS AFFILIATES COULD REDUCE PAYMENTS TO YOU

     BVAC will warrant to the depositor in the purchase agreement that the sale of the receivables by BVAC to the depositor and by the depositor to the trust, are valid sales of the receivables to the depositor and to the trust. The benefit of such warranty will be assigned by the depositor to the trust in the pooling and servicing agreement. However, the interest of the trust could be affected by the insolvency of BVAC or its affiliates as follows:

          (1) If BVAC or the depositor becomes a debtor in a bankruptcy case and a creditor or trustee-in-bankruptcy of such debtor or the debtor itself claims that the sale of receivables to the depositor or the trust, as applicable, constitutes a pledge of the receivables to secure a loan to such debtor, then delays in payments to certificateholders could occur. If the court rules in favor of any such bankruptcy trustee, creditor or debtor, then reductions in the amounts of such payments could result.

          (2) If the transfer of receivables to the depositor or the trust is treated as a pledge rather than a sale, a tax or government lien on the property of BVAC or the depositor arising before the transfer of such receivables to the trust may have priority over the trust's interest in such receivables. However, if the transfers of receivables from BVAC to the depositor and from the depositor to the trust are treated as sales, the receivables would not be part of BVAC's or the depositor's bankruptcy estate and would not be available to creditors of BVAC or the depositor.

THERE ARE RISKS ASSOCIATED WITH SERVICING TRANSFERS

     Although BVAC has informed us that it has dedicated significant resources to training collection staff, implementing collections procedures and developing data processing and related technologies, if BVAC ceases operations (due to a lack of liquidity, working capital or otherwise) or is removed as servicer, the standby servicer or back-up servicer, acting solely through an agent (or other successor servicer), will assume responsibility for the servicing and administration of the receivables. Servicing transfers generally result in higher delinquency and loss rates, and there is no assurance that higher delinquency and loss rates on the automobile receivables will not result in connection with such a transfer.

     Unless and until the servicer is removed or resigns, neither the standby servicer nor the back-up servicer will be responsible for the servicing and administration of the receivables. Accordingly, it is expected that the trust, and indirectly the certificateholders, will depend on BVAC for the servicing and administration of the receivables.

     The servicer depends on data processing and technology for the performance of its servicing function. Any failure by the servicer to fully address and resolve any servicing, data processing or technological issues that may arise, including any required modifications or existing systems, replacement of such systems or other matters could have a material adverse effect on collection activity with respect to the receivables and payment to the certificateholders.

                 BAY VIEW ACCEPTANCE CORPORATION AND AFFILIATES

     BVAC is an automotive finance company engaged primarily in the indirect financing (the purchase of loan contracts from dealers) of automobile purchases by individuals. BVAC currently acquires automobile receivables from over 6,000 manufacturer franchised automobile dealerships in 20 states. BVAC is a Nevada corporation, formerly known as Bay View Financial Corporation ("BVFC") and was formed in 1989 by BVAC's parent, the Bank. The Bank is the wholly-owned subsidiary of BVCC. In January 1998, BVFC was renamed BVAC and entered the indirect automobile finance business through a corporate restructuring by which it became the holding company of California Thrift & Loan, which was acquired by BVCC in June, 1996. California Thrift & Loan's primary business was the underwriting and purchasing of high yield retail installment sales contracts secured by new and used automobiles and light-duty trucks from dealers located primarily in the states of California, Arizona, Colorado, Illinois, New Mexico, Nevada, Oregon and Texas. BVAC began purchasing and originating automobile receivables in January, 1998.

     For the fiscal years ended December 31, 1999, 2000, 2001 and 2002, BVAC and/or the other Named Lienholders acquired motor vehicle loans aggregating approximately $483 million, $292 million, $324 million and $315 million, respectively. At December 31, 2002, the servicing portfolio of BVAC (consisting of the principal balance of automobile receivables held to maturity and securitized automobile receivables) totaled approximately $633 million. The depositor is a wholly-owned bankruptcy remote subsidiary of BVAC.

     As servicer, BVAC will serve consecutive 90-day terms, which will be automatically terminated unless renewed as directed by the insurer, or if an Insurer Default has occurred and is continuing, which will automatically be renewed unless the requisite number of certificateholders vote to remove the servicer. The insurer will agree to renew the term of the servicer for successive 90-day periods unless an event of default under the insurance agreement shall have occurred and be continuing.

                  LIQUIDATION OF BAY VIEW CAPITAL CORPORATION

OVERVIEW

     On October 3, 2002, a special meeting of BVCC's stockholders was held to vote on BVCC's proposed Plan of Dissolution and Stockholder Liquidity (the "Plan") and the sale of the Bank's retail banking assets to U.S. Bank, N.A. Both of these proposals were approved by a majority of BVCC's common stockholders. The Plan outlines the steps necessary to fully liquidate BVCC, including the sale of the Bank's retail banking assets to U.S. Bank. Following the sale (which was completed on November 1, 2002), the remaining assets of BVCC are to be sold or otherwise disposed of in an orderly manner and its liabilities and expenses are to be paid, including the outstanding debt of both BVCC and the Bank. As these transactions are completed, BVCC intends to distribute the net proceeds of the asset sales to its stockholders.

     The dissolution is being implemented in two steps. The Bank will be dissolved under applicable provisions of the National Bank Act. It is currently anticipated that the Bank will commence formal dissolution proceedings in June 2003 and that the Bank's dissolution should be completed by the end of the third quarter. When the Bank's dissolution is completed, BVCC will no longer be a bank holding company and will no longer be subject to regulation by the Board of Governors of the Federal Reserve System. The first stockholder distribution of the total per share distribution is expected to be made in the fourth quarter of 2003.

     Prior to the end of 2003, BVCC intends to commence formal dissolution proceedings under applicable provisions of the Delaware General Corporation Law. One of the purposes of the Delaware proceedings will be to obtain a judicial determination of the amount needed to be set aside for contingent and unknown liabilities. Obtaining this determination is one of the steps necessary to making further distributions to BVCC's stockholders. Stockholder distributions are currently estimated to be completed by September 30, 2005.

IMPACT OF THE LIQUIDATION ON BVAC AND ITS AFFILIATES

     In connection with the Plan, the ownership of BVAC will be transferred from the Bank to BVCC in the second quarter of 2003. This will enable the Bank to be fully dissolved as described above. It is currently not known at what point in the liquidation process BVAC will be sold or its shares distributed to BVCC's stockholders and no assurance can be given as to the ultimate ownership of BVAC. As with BVAC, it is currently not known at what point in the liquidation process the disposition of the depositor will occur or the manner in which such disposition will occur.

                     BACK-UP SERVICER AND STANDBY SERVICER

     Until such time as servicing is transferred to the standby servicer, the standby servicer will receive a monthly fee for agreeing to act as standby servicer. For so long as BVAC is the servicer, on a monthly basis BVAC will deliver to the back-up servicer and the standby servicer certain data with respect to the receivables (in electronic form) used by BVAC to perform its obligations as servicer of the receivables. The standby servicer will confirm that such information is readable by their respective systems. The standby servicer will also perform certain other operations and tests in order to enable it to assume the direct servicing of the receivables, in the event the servicer is terminated or resigns.

     [DESCRIPTION OF STANDBY SERVICER]

     [DESCRIPTION OF BACK-UP SERVICER]

                 SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     The servicer will be entitled to receive a servicing fee at a rate equal to
          basis points (     %) per annum, payable monthly at one-twelfth of
such annual rate, of the aggregate principal balance of the receivables pools as of the related collection period. The servicer also will collect and retain any late fees, prepayment charges, other administrative fees or similar charges allowed by applicable law with respect to the receivables and will be entitled to reimbursement from the trust for certain liabilities. Any fee payable to the back-up servicer or the standby servicer in such capacities will no longer be payable in the event either party succeeds as successor servicer and instead such successor servicer will be entitled to the foregoing servicing fee.

     The servicing fee is intended to compensate the servicer for performing the functions of a servicer of the receivables as an agent for the trust, including collecting and posting all payments, responding to inquiries of obligors on the receivables, investigating delinquencies, reporting tax information to obligors on the receivables, paying costs of collections and policing the collateral. The servicing fee also will compensate the servicer for administering the receivables, including accounting for collections and furnishing monthly and annual statements to the trustee with respect to distributions. In addition, the servicing fee will reimburse the servicer for certain taxes, fees and other costs incurred in connection with administering the receivables, including the fees and expenses of the trustee.

                             FORMATION OF THE TRUST

     The depositor will establish the trust by assigning the trust assets to the trustee in exchange for the certificates. The depositor will sell the offered certificates and retain the Class IC certificate. BVAC will service the receivables pursuant to the pooling and servicing agreement and will receive compensation for acting as the servicer. To facilitate servicing and to minimize administrative burden and expense, the servicer will serve as custodian of the receivables for the trustee. However, the servicer will not stamp the receivables to reflect the sale and assignment of the receivables to the trust or the trustee or make any notation of the trustee's lien on the certificates of title of the financed vehicles. In the absence of such notation on the certificates of title, the trust or the trustee may not have perfected security interests in the financed vehicles securing the receivables. Under the terms of the pooling and servicing agreement, BVAC may delegate its duties as servicer and custodian; however, any such delegation will not relieve BVAC of its liability and responsibility with respect to such duties. See "Description of the Transfer and Servicing Agreements -- Servicing Compensation and Distribution of Expenses" and "Certain Legal Aspects of the Receivables" in the accompanying prospectus.

     The depositor will obtain the policy for the benefit of the certificateholders. The trustee will draw on the policy, up to the policy amount, if available funds (after paying amounts owed to the servicer) are not sufficient to fully distribute monthly interest and monthly principal. If there is a default under the policy, the trust will look only to the obligors on the receivables and the proceeds from the repossession and sale of financed vehicles that secure defaulted receivables for distributions of interest and principal on the offered certificates. In such event, certain factors, such as the trustee not having perfected security interests in some of the financed vehicles, may affect the trust's ability to realize on the collateral securing the receivables, and thus may reduce the proceeds to be distributed to the certificateholders. See "The Offered Certificates -- Accounts," "The Offered Certificates -- Distributions on the Offered Certificates" and "The Offered Certificates -- The Policy" in this prospectus supplement and "Certain Legal Aspects of the Receivables" in the accompanying prospectus.

                              THE RECEIVABLES POOL

GENERAL

     The receivables were acquired by BVAC or a Named Lienholder from dealers in the ordinary course of business. One of the Named Lienholders will be the registered lienholder on the certificates of title to each of the financed vehicles.

     The receivables were selected from the portfolio of BVAC for purchase by the depositor according to several criteria, including that each receivable:

     - is secured by a new or used vehicle;

     - provides for level monthly payments (except for the initial down payment, which may be different from the level payments) that fully amortize the amount financed over the original term to maturity of the receivable;

     - is not more than           days past due as of the cutoff date;

     - is a precomputed receivable or a simple interest receivable;

     - has an original term to stated maturity of not more than           months
       and not less than           months;

     - has a remaining term to stated maturity of not more than           months
       and not less than           months; and

     - has a contract rate of interest (exclusive of prepaid finance charges) of
       not less than      %.

     The weighted average remaining term to stated maturity of the receivables
was approximately           months as of           .

     Approximately      % of the aggregate principal balance of the receivables
as of           are simple interest contracts which provide for equal monthly
payments. Approximately      % of the aggregate principal balance of the
receivables as of           are precomputed receivables originated in the State
of California. All of such precomputed receivables are rule of 78's receivables.
Approximately      % of the aggregate principal balance of the receivables as of represent financing of new vehicles; the remainder of the receivables represent financing of used vehicles.

     Receivables representing more than 10% of the aggregate principal balance
of the receivables as of           were originated in the States of           ,
          and           . The performance of the receivables in the aggregate
could be adversely affected in particular by the development of adverse economic conditions in such states.

     The trust is obligated to purchase subsequent receivables on a subsequent transfer date only if the subsequent receivables satisfy certain criteria, including that:

     - [describe criteria specific to the particular transaction].

     In addition, the trust is obligated to purchase the subsequent receivables only if the weighted average remaining term of the receivables (including the
subsequent receivables) is not more than           months. The trust will
determine whether the receivables satisfy the above criteria based on the
characteristics of the initial receivables as of           and any subsequent
receivables as of the related subsequent cutoff date.

     The initial receivables will represent approximately      % of the initial
aggregate principal balance of the certificates. However, except for the criteria described in the preceding paragraphs, the subsequent receivables are not required to have any other specified criteria. Therefore, following the transfer of subsequent receivables to the trust, the aggregate characteristics of the entire receivables pool, including the composition of the receivables, the distribution by contract rate and the geographic distribution, may vary significantly from those of the initial receivables.

         COMPOSITION OF THE RECEIVABLES BY FINANCED VEHICLE TYPE AS OF

                                                                                     WEIGHTED    WEIGHTED   PERCENT OF
                                            AGGREGATE    ORIGINAL      WEIGHTED       AVERAGE    AVERAGE    AGGREGATE
                               NUMBER OF    PRINCIPAL    PRINCIPAL      AVERAGE      REMAINING   ORIGINAL   PRINCIPAL
                              RECEIVABLES   BALANCE(1)    BALANCE    CONTRACT RATE    TERM(2)    TERM(3)    BALANCE(4)
                              -----------   ----------   ---------   -------------   ---------   --------   ----------
New Automobiles.............                 $            $                   %                                     %
New Light-Duty Trucks.......
New Motorcycles.............
New Recreational Vehicles...
New Sport Utility
  Vehicles..................
New Vans....................
Used Automobiles............
Used Light-Duty Trucks......
Used Motorcycles............
Used Recreational
  Vehicles..................
Used Sport Utility
  Vehicles..................
Used Vans...................
                                ------       -------      -------       ------        ------       ---        ------
All Receivables.............                 $            $                   %                               100.00%
                                ======       =======      =======       ======        ======       ===        ======

---------------

(1) Sum may not equal the aggregate principal balance of receivables due to rounding.

(2) Expressed in months. Based on stated maturity as of the cutoff date and assuming no prepayments of the receivables.

(3) Expressed in months. Based on stated maturity as of the origination date and assuming no prepayment of the receivables.

(4) Sum may not equal 100% due to rounding.

   DISTRIBUTION OF THE RECEIVABLES BY REMAINING TERM TO STATED MATURITY AS OF

                                                                                 PERCENT OF
                                                                    AGGREGATE    AGGREGATE
                                                       NUMBER OF    PRINCIPAL    PRINCIPAL
REMAINING TERM                                        RECEIVABLES   BALANCE(1)   BALANCE(2)
--------------                                        -----------   ----------   ----------
       months.......................................                 $                   %
       to        months.............................
       to        months.............................
       to        months.............................
       to        months.............................
       to        months.............................
       to        months.............................
       to        months.............................
                                                        ------       -------       ------
Total...............................................                 $             100.00%
                                                        ======       =======       ======

---------------

(1) Sum may not equal the aggregate principal balance of receivables due to rounding.

(2) Sum may not equal 100% due to rounding.

                GEOGRAPHIC DISTRIBUTION OF THE RECEIVABLES AS OF

                                                                                 PERCENT OF
                                                                     AGGREGATE   AGGREGATE
                                                        NUMBER OF    PRINCIPAL   PRINCIPAL
STATE(1)(2)                                            RECEIVABLES    BALANCE    BALANCE(3)
-----------                                            -----------   ---------   ----------
                                                                      $                  %

                                                         ------       -------      ------
Total................................................                 $            100.00%
                                                         ======       =======      ======

---------------

(1) Based on address of the borrower.

(2) No other state accounts for greater than 1.00% of the aggregate principal balance of the receivables.

(3) Sum may not equal 100% due to rounding.

(4) Includes military personnel located outside the United States.

      DISTRIBUTION OF THE RECEIVABLES BY FINANCED VEHICLE MODEL YEAR AS OF

                                                                                 PERCENT OF
                                                                     AGGREGATE   AGGREGATE
                                                        NUMBER OF    PRINCIPAL   PRINCIPAL
MODEL YEAR                                             RECEIVABLES    BALANCE    BALANCE(1)
----------                                             -----------   ---------   ----------
       or Prior......................................                 $                  %

                                                         ------       -------      ------
Total................................................                 $            100.00%
                                                         ======       =======      ======

---------------

(1) Sum may not equal 100% due to rounding.

             DISTRIBUTION OF THE RECEIVABLES BY CONTRACT RATE AS OF

                                                                                 PERCENT OF
                                                                     AGGREGATE   AGGREGATE
                                                        NUMBER OF    PRINCIPAL   PRINCIPAL
CONTRACT RATE RANGE                                    RECEIVABLES    BALANCE    BALANCE(1)
-------------------                                    -----------   ---------   ----------
       to     %......................................                 $                  %
       to     %......................................
       to     %......................................
       to     %......................................
       to     %......................................
       to     %......................................
       to     %......................................
       to     %......................................
       to     %......................................
       to     %......................................
       to     %......................................
       to     %......................................
       to     %......................................
       to     %......................................
       to     %......................................
       to     %......................................
       to     %......................................
       to     %......................................
       to     %......................................
       to     %......................................
       to     %......................................
       to     %......................................
       to     %......................................
                                                         ------       -------      ------
Total................................................                 $            100.00%
                                                         ======       =======      ======

---------------

(1) Sum may not equal 100% due to rounding.

              FICO SCORES OF AUTOMOBILE RECEIVABLES AT ORIGINATION

                                                                                 PERCENT OF
                                                       NUMBER OF    AGGREGATE    AGGREGATE
                                                      AUTOMOBILE    PRINCIPAL    PRINCIPAL
RANGE OF FICO SCORES                                  RECEIVABLES   BALANCE(1)   BALANCE(2)
--------------------                                  -----------   ----------   ----------
Not available.......................................                 $                   %
600 or less.........................................
601-620.............................................
621-640.............................................
641-660.............................................
661-680.............................................
681-700.............................................
701-720.............................................
721-740.............................................
741-760.............................................
761-780.............................................
781-800.............................................
801-820.............................................
821-840.............................................
841-860.............................................
                                                        ------       -------       ------
Total...............................................                 $             100.00%
                                                        ======       =======       ======

---------------

(1) Sum may not equal the aggregate principal balance of automobile receivables due to rounding.

(2) Sum may not equal 100% due to rounding.

DELINQUENCY AND NET CREDIT LOSSES

     We have set forth below certain information about the experience of BVAC relating to delinquencies and net losses on its fixed rate retail automobile, light truck, motorcycle, recreational vehicle, sport utility vehicle and van receivables serviced by BVAC. We cannot assure you that the delinquency and net loss experience of the receivables will be comparable to that set forth in the following tables.

DELINQUENCY EXPERIENCE(1)

                                                     AT DECEMBER 31,
                          ---------------------------------------------------------------------
                                   [ ]                     [ ]                     [ ]
                          ---------------------   ---------------------   ---------------------
                           NUMBER OF               NUMBER OF               NUMBER OF
                          RECEIVABLES   AMOUNT    RECEIVABLES   AMOUNT    RECEIVABLES   AMOUNT
                          -----------   -------   -----------   -------   -----------   -------
                                                 (DOLLARS IN THOUSANDS)
Servicing portfolio.....                $                       $                       $
Delinquencies
  30-59 days............
  60-89 days............
  90 days or more.......
Total delinquencies.....                $                       $                       $
Total delinquencies as a
  percent of servicing
  portfolio.............          %           %           %            %          %            %
                            ======      =======     ======      =======     =======     =======

---------------

(1) Sums may not total due to rounding.

                           CREDIT LOSS EXPERIENCE(1)

                                                         YEAR ENDED DECEMBER 31,
                                  ---------------------------------------------------------------------
                                           [ ]                     [ ]                     [ ]
                                  ---------------------   ---------------------   ---------------------
                                   NUMBER OF               NUMBER OF               NUMBER OF
                                  RECEIVABLES   AMOUNT    RECEIVABLES   AMOUNT    RECEIVABLES   AMOUNT
                                  -----------   -------   -----------   -------   -----------   -------
                                                         (DOLLARS IN THOUSANDS)
Avg. servicing portfolio(2).....                $                       $                       $
Gross charge-offs...............
Recoveries(3)...................
Net losses......................                $                       $                       $
Gross charge-offs as a % of
  average servicing
  portfolio(4)..................          %            %          %            %          %            %
Recoveries as a % of gross
  charge-offs...................          %            %          %            %          %            %
Net losses as a % of average
  servicing portfolio(4)........          %            %          %            %          %            %

---------------

(1) There is generally no recourse to dealers under any of the receivables in the portfolio serviced by BVAC, except to the extent of limited representations and warranties made by dealers in connection with such receivables.

(2) Equals the monthly arithmetic average, and includes receivables sold in prior securitization transactions.

(3) Recoveries include recoveries on receivables previously charged off, cash recoveries and unsold repossessed assets carried at fair market value.

(4) Variation in the size of the portfolio serviced by BVAC will affect the percentages in "Gross charge-offs as a percentage of average servicing portfolio" and "Net losses as a percentage of average servicing portfolio."

(5) Percentages are annualized in "Gross charge-offs as a percentage of average servicing portfolio" and "Net losses as a percentage of average servicing portfolio" for partial years.

                      YIELD AND PREPAYMENT CONSIDERATIONS

GENERAL

     Monthly interest will be distributed to Class A and Class I certificateholders on each distribution date to the extent of the pass-through interest rate applicable to each offered certificate applied to the aggregate certificate balance or notional principal amount, as applicable, as of the preceding distribution date or the closing date, as applicable (after giving effect to payments of principal on such preceding distribution date). See "The Offered Certificates -- Distributions on the Offered Certificates" in this prospectus supplement.

     Upon a full or partial prepayment on a receivable, Class A and Class I certificateholders should receive interest for the full month of such prepayment either:

          (1) through the distribution of interest paid on the receivables;

          (2) by an advance from the servicer; or

          (3) by a draw on the policy.

     Although the receivables will have different contract rates, the contract rate of each receivable will generally exceed the sum of:

          (1) the pass-through interest rate on the Class A certificates;

          (2) the Class I pass-through interest rate;

          (3) the per annum rate used to calculate the insurance premium paid to the insurer; and

          (4) the per annum rate used to calculate the monthly servicing fee.

     However, the contract rate on a small percentage of the receivables will be less than the foregoing sum. Disproportionate rates of payments between receivables with higher and lower contract rates could affect the ability of the trust to pay Monthly Interest to you to the extent not paid by the policy, which could result in a loss with respect to the receivables. See "Risk
Factors -- Rapid Prepayments May Reduce Your Anticipated Yield" and "Weighted Average Life of the Securities" in the accompanying prospectus.

THE CLASS I CERTIFICATES

     The Class I certificates are interest-only certificates. We intend the planned amortization feature of the notional principal amount of the Class I certificates to reduce the effect that prepayments will have on the Class I certificates. However, the notional principal amount of the Class I certificates may be reduced more quickly than provided in the Planned Notional Principal
Amount Schedule if the receivables prepay more quickly than      % ABS. Such
prepayments in excess of the rate assumed in the Planned Notional Principal Amount Schedule will reduce the yield of the Class I certificates. As such, the yield to maturity on the Class I certificates will be very sensitive to the rate of prepayments, including voluntary prepayments and prepayments due to liquidations and repurchases. See "Risk Factors -- Prepayments May Reduce the Yield on the Class I Certificates" and "The Offered Certificates -- The Class I Certificates -- Calculation of Notional Principal Amount" and "The Offered Certificates -- Class I Yield Considerations" in this prospectus supplement.

MANDATORY REPURCHASE

     If any pre-funded amount remains in the pre-funding account at the end of the pre-funding period, the trustee will pay such amount to the Class A certificateholders on the payment date on or immediately following the last day of the pre-funding period. The trustee will pay the amount, which will be applied as a principal prepayment of the Class A certificates, to the Class A certificateholders pro rata, based on the initial certificate balances of the Class A certificates held by the Class A certificateholders.

                            THE OFFERED CERTIFICATES

     The offered certificates will be issued pursuant to the pooling and servicing agreement. You may request a copy of this agreement (without exhibits) by contacting the servicer at the address set forth under "Reports to Certificateholders" in this prospectus supplement. The following description is only a summary of the material provisions of the pooling and servicing agreement. For a more detailed description of the pooling and servicing agreement, you should read the entire pooling and servicing agreement.

SALE AND ASSIGNMENT OF RECEIVABLES; SUBSEQUENT RECEIVABLES

     We have described the conveyance of the initial receivables (1) from BVAC to the depositor pursuant to the purchase agreement dated as of between BVAC and the depositor and (2) from the depositor to the trust pursuant to the pooling and servicing agreement in the accompanying prospectus under the heading "Description of the Transfer and Servicing Agreements -- Sale and Assignment of Receivables." In addition, during the funding period, BVAC will be obligated to sell to the depositor and the depositor will be obligated to sell to the trust, subsequent receivables having an aggregate principal balance equal
to the pre-funded amount of approximately $     to the extent that subsequent
receivables are available.

     On each subsequent transfer date during the funding period, BVAC will sell and assign to the depositor, and the depositor will sell and assign to the trust, without recourse, its interest in the subsequent receivables. The subsequent receivables will be designated by BVAC as of the related subsequent cutoff date and identified in a schedule attached to a subsequent assignment instrument relating to such subsequent receivables. Such instrument will be executed and delivered on such subsequent transfer date by the depositor for delivery to the trustee pursuant to the pooling and servicing agreement, subject to the conditions described below.

     Any conveyance of subsequent receivables is subject to the satisfaction of the following conditions, among others, on or before the related subsequent transfer date:

          (i) each such subsequent receivable must satisfy the eligibility criteria specified in the pooling and servicing agreement and shall not have been selected from among such eligible receivables in a manner that BVAC or the depositor deems adverse to the interests of the certificateholders;

          (ii) as of the related subsequent cutoff date, the receivables in the trust at that time, including the subsequent receivables to be conveyed by the depositor as of such subsequent cutoff date, will satisfy the criteria described in this prospectus supplement under the heading "The Receivables Pool" and in the accompanying prospectus under the heading "The Receivables Pools"; and

          (iii) BVAC shall have executed and delivered to the depositor, and the depositor shall have executed and delivered to the trustee, a written assignment conveying such subsequent receivables to the depositor and the trust, respectively (including a schedule identifying such subsequent receivables).

     Moreover, any such conveyance of subsequent receivables will also be
subject to the satisfaction of the following requirements within           days
after the termination of the funding period:

          (i) the depositor must deliver certain opinions of counsel to the trustee and the rating agencies with respect to the validity of the conveyance of the subsequent receivables to the trust;

          (ii) the trustee shall have received written confirmation from a firm of certified independent public accountants that the receivables, including the subsequent receivables, satisfy the criteria described in this prospectus supplement under the heading "The Receivables Pool" and in the accompanying prospectus under the heading "The Receivables Pools"; and

          (iii) the rating agencies shall have notified the depositor in writing that, following the addition of the subsequent receivables to the trust, the certificates will continue to be rated by such rating agencies in at least the same rating categories in which they were rated on the closing date.

     Such confirmation of the ratings of the certificates may depend on factors other than the characteristics of the subsequent receivables, including the delinquency, repossession and net loss experience on the automobile, light duty truck, motorcycle, recreational vehicle, sport utility vehicle and van receivables in the portfolio serviced by the servicer. BVAC will immediately repurchase from the trustee, at a price equal to the purchase amount, any subsequent receivable that fails to satisfy any of the foregoing conditions subsequent.

     Subsequent receivables may be or may have been acquired by BVAC at a later date using credit criteria different from those that were applied to the initial receivables. See "The Receivables Pool" in this prospectus supplement.

ACCOUNTS

     Certificate Account. Pursuant to the pooling and servicing agreement, there will be established and maintained an account (the "certificate account") with and in the name of the trust on behalf of the certificateholders and the insurer, into which all payments made on or in respect of the receivables will be deposited and from which all payments on the certificates will be made. The amounts on deposit in this account will be invested by the trustee in eligible investments.

     Payahead Account. The servicer will establish a payahead account in the name of the trustee on behalf of obligors on the receivables and the certificateholders. The payahead account will initially be maintained with the trustee. To the extent required by the pooling and servicing agreement, early payments by or on behalf of obligors on precomputed receivables will be deposited in the payahead account until such time as the payment becomes due. Until such time as payments are transferred from the payahead account to the certificate account, they will not constitute collected interest or collected principal and will not be available for payment to certificateholders. We will pay the interest earned on the balance in the payahead account to the servicer each month. We will apply collections received on a precomputed receivable during a collection period first to any overdue scheduled payment on such receivable, then to the scheduled payment on such receivable due in such collection period. If the amount collected on a precomputed receivable exceeds the amount required for any overdue scheduled payment or scheduled payment, but is insufficient to prepay the precomputed receivable in full, then generally such excess collections will be transferred to and kept in the payahead account until such amount may be applied either to a later scheduled payment or to prepay such receivable in full.

ADVANCES

     With respect to each receivable delinquent more than 30 days at the end of a collection period, the servicer will make an advance in an amount equal to 30 days of interest but only if the servicer, in its sole discretion, expects to recover the advance from subsequent collections on the receivable. The servicer will deposit the advance in the certificate account on or before the third business day before the distribution date. The servicer will recover its advance from subsequent payments by or on behalf of the respective obligor from insurance proceeds or, upon the servicer's determination that reimbursement from the preceding sources is unlikely, will recover its advance from any collections made on other receivables.

DISTRIBUTIONS ON THE OFFERED CERTIFICATES

     Available Funds. The servicer will deposit in the certificate account the aggregate principal and interest payments, including full and partial prepayments (except certain prepayments in respect of precomputed receivables as described above under "The Offered Certificates -- Accounts") received on all receivables with respect to the preceding collection period. The funds available for distribution on the next distribution date ("Available Funds") will consist of:

          (1) payments received from obligors in respect of the receivables (net of any amount required to be deposited to the payahead account in respect of precomputed receivables);

          (2) any net withdrawal from the payahead account in respect of precomputed receivables;

          (3) interest earned on funds on deposit in the certificate account and payahead account;

          (4) liquidation proceeds received in respect of receivables;

          (5) advances received from the servicer in respect of interest on certain delinquent receivables;

          (6) amounts received in respect of required repurchases or purchases of receivables by BVAC or the servicer and any related indemnity payments;

          (7) proceeds from any insurance policies related to the receivables or the financed vehicles; and

          (8) recoveries with respect to charged-off receivables.

     As an administrative convenience, the servicer will be permitted to make the deposit of collections and aggregate advances and purchase amounts for or with respect to the collection period net of distributions to be made to the servicer with respect to the collection period (as described below). The servicer, however, will account to the trustee and to the certificateholders as if all deposits and distributions were made individually.

     The servicer will determine the amount of funds necessary to make distributions of Monthly Principal and Monthly Interest to the holders of the offered certificates and to pay the monthly servicing fee to the servicer and the monthly standby servicing fee to the standby servicer. If there is a deficiency with respect to Monthly Interest or Monthly Principal on any distribution date, after giving effect to payments of the monthly servicing fee and monthly standby servicing fee and permitted reimbursements of outstanding advances to the servicer on such distribution date, or if there is a deficiency with respect to the monthly servicing fee or monthly standby servicing fee, the servicer will notify the trustee of the remaining deficiency, and the trustee will draw on the policy, up to the Policy Amount, to pay Monthly Interest, Monthly Principal, and the monthly servicing fee and monthly standby servicing fee.

     Distributions. On each distribution date, the trustee will use the Available Funds (plus any amounts drawn on the policy) to make the following distributions in the following priority:

          (a) without duplication, an amount equal to the sum of (1) the amount of outstanding advances in respect of receivables that became charged-off receivables during the prior collection period plus (2) the amount of outstanding advances in respect of receivables that the servicer determines to be unrecoverable, to the servicer;

          (b) the monthly servicing fee, including any overdue monthly servicing fee, to the servicer to the extent not previously distributed to the servicer, the monthly standby servicing fee (which standby servicing fee
     shall not exceed $     in the aggregate), including any overdue monthly
     standby servicing fee, to the standby servicer to the extent not previously distributed to the standby servicer, as well as expense reimbursements and indemnities owed to the servicer and standby servicer (subject to the foregoing limitations), and to any successor servicer, the costs and expenses incurred by such successor servicer in connection with the
     transfer of servicing (which costs and expenses shall not exceed $     in
     the aggregate without the prior written consent of the insurer and the receipt of rating agency confirmations that the then-current ratings on the certificates will not be adversely affected) and to the extent Available Funds are insufficient on any payment date to make all such payments, such Available Funds shall be distributed pro rata with respect to the foregoing payments;

          (c) Monthly Interest (including any overdue amounts) to the Class A and Class I certificateholders;

          (d) Monthly Principal (including any overdue amounts) to the Class A certificateholders;

          (e) the insurance premium including any overdue insurance premium plus any accrued interest to the insurer;

          (f) the servicing fee and standby servicing fee, as well as expense reimbursements and indemnities owed to the servicer and standby servicer and costs and expenses incurred by any successor servicer (to the extent not paid pursuant to clause (b) above), the servicer, the standby servicer and any successor servicer, respectively;

          (g) the amount of recoveries of advances (to the extent such recoveries have not previously been reimbursed to the servicer pursuant to clause (a) above), to the servicer;

          (h) the aggregate amount of any unreimbursed draws on the policy payable to the insurer under the insurance and reimbursement agreement, for Monthly Interest, Monthly Principal and any other amounts owing to the insurer under the insurance and reimbursement agreement plus accrued interest thereon; and

          (i) the excess, if any, to the Class IC certificateholder.

     Payments due the insurer on a distribution date as described in clause (h) above will be payable from Available Funds, after distribution of the amounts described in clauses (a) through and including (g) above.

     Any amounts distributed to the Class IC certificateholder will no longer be property of the trust and will not be available to make payments to you.

     Definitions. The following defined terms are used in this "Distributions on the Offered Certificates" section.

     "Monthly Principal" for any distribution date will equal the sum of the following:

          (1) the amount by which the aggregate principal balance of the receivables pool declined during the related collection period; and

          (2) the additional amount, if any, which is necessary to reduce the certificate balance of the Class A certificates to zero on its final maturity date.

     If there is a shortfall in Available Funds on any distribution date, the amount of Monthly Principal otherwise distributable to Class A certificateholders will be reduced by the lesser of: (1) the amount of such shortfall or (2) the amount, if any, by which the aggregate outstanding certificate balance of the Class A certificates as of the preceding distribution date (after giving effect to all distributions of principal on such date) was less than the aggregate principal balance of the receivables pool as of the end of the related collection period. For the purpose of determining Monthly Principal, the unpaid principal balance of a charged-off receivable or a receivable required to be purchased or repurchased by BVAC or the servicer will be zero as of the end of the collection period in which such receivable became a defaulted receivable or a purchased receivable. In no event will Monthly Principal exceed the aggregate outstanding certificate balance of the Class A certificates.

     A charged-off receivable for any collection period is a receivable as to which the earliest to occur of any of the following has occurred: (1) any payment, or part thereof, is 120 days or more delinquent as of the last day of such collection period; (2) the financed vehicle that secures the receivable has been repossessed and liquidated; or (3) the receivable has been determined to be uncollectable in accordance with the servicer's customary practices on or prior to the last day of such collection period; provided, however, that any receivable which the depositor or the servicer is obligated to repurchase or purchase pursuant to the pooling and servicing agreement shall be deemed not to be a charged-off receivable unless not repurchased within the time period provided for in the pooling and servicing agreement.

     "Monthly Interest" for any distribution date will equal the sum of Class A Monthly Interest and Class I Monthly Interest.

     "Class A Monthly Interest" generally means for any distribution date, the product of the following:

          (a) one-twelfth of the Class A interest rate, and

          (b) the aggregate certificate balance of the Class A certificates as of the immediately preceding distribution date or, in the case of the first distribution date, the closing date (after giving effect to any distribution of principal made on such distribution date).

     "Class I Monthly Interest" generally means for any distribution date, the product of the following:

          (a) one-twelfth of the Class I pass-through rate; and

          (b) the notional principal amount of the Class I certificates as of the immediately preceding distribution date or, in the case of the first distribution date, the closing date (after giving effect to any distribution of Monthly Principal made on such distribution date); provided, however, that after the Class A Final Scheduled Distribution Date, the Class I Monthly Interest shall be zero.

     Example of Distribution Date Activities. The following chart sets forth an example of the application of the foregoing provisions to the first distribution date on:

     [          ]..........  The collection period for each distribution date is the calendar month preceding the distribution date.
                             The servicer receives monthly payments,
                             prepayments, and other proceeds in respect of the receivables and deposits them in the certificate account. The servicer may deduct the monthly servicing fee from such deposits.

     [          ]..........  The determination date is the      calendar day of
                             the month, or if such day is not a business day, the first business day thereafter. On or before this date, the servicer delivers the servicer's certificate to the trustee setting forth the amounts to be distributed on the distribution date and the amounts of any deficiencies. If necessary, the trustee notifies the insurer of any draws in respect of the policy.

     [          ]..........  The record date is the last day of the collection period before the distribution date. Payments on the distribution date are made to certificateholders of record at the close of business on this date.

     [          ]..........  The distribution date is the      calendar day of
                             the month, or if such day is not a business day, the first business day thereafter. The trustee withdraws funds from the certificate account and then draws on the policy, if necessary, to pay
                             Monthly Interest and Monthly Principal to the certificateholders as described in this prospectus supplement, pays the monthly servicing fee and monthly standby servicing fee, each to the extent not previously paid, pays the insurance premium and all other amounts owing to the insurer.

THE CLASS I CERTIFICATES -- CALCULATION OF NOTIONAL PRINCIPAL AMOUNT

     The Class I Certificates are entitled to receive interest at the Class I pass-through rate on the notional principal amount of the Class I Certificates. Solely for the purpose of calculating the amount payable to the Class I certificateholders, the Class A certificate balance will be divided into two notional principal components, the "PAC Component" and the "Companion Component." The notional principal amount will be the same amount as the PAC
Component, originally $          . The sum of the PAC Component and the
Companion Component at any time will equal the then aggregate unpaid Class A certificate balance at such time.

     The pooling and servicing agreement establishes the Planned Notional Principal Amount Schedule under which principal will be allocated to the PAC Component and the Companion Component. On each distribution date, the amount of Monthly Principal allocated to Class A certificateholders will determine the reduction in the notional principal amount as follows:

          (1) to the PAC Component up to the amount necessary to reduce the PAC Component to the amount specified in the Planned Notional Principal Amount Schedule for such Distribution Date;

          (2) to the Companion Component until the balance thereof is reduced to zero; and

          (3) to the PAC Component, without regard to the planned notional principal amount for such distribution date.

     As the PAC Component is reduced, the notional principal amount and payments to the Class I certificateholders will also be reduced. The Class I certificates are not entitled to receive any principal payments.

PLANNED NOTIONAL PRINCIPAL AMOUNT SCHEDULE

                                                               PLANNED NOTIONAL
MONTH                                                          PRINCIPAL AMOUNT
-----                                                          ----------------
                                                                   $
                                                                   $
                                                                   $
                                                                   $
                                                                   $
                                                                   $
                                                                   $
                                                                   $
                                                                   $
                                                                   $
                                                                   $
                                                                   $
                                                                   $
                                                                   $
                                                                   $
                                                                   $
                                                                   $
                                                                   $
                                                                   $
                                                                   $
                                                                   $
                                                                   $
                                                                   $

     The Class I certificates will not be entitled to any distribution after the notional principal amount has been reduced to zero.

CLASS I YIELD CONSIDERATIONS

     We intend the planned amortization feature of the Class I certificates to reduce the uncertainty caused by prepayments of the receivables and the effect of prepayments to the Class I certificates. However, the yield to maturity of the Class I certificates will still be very sensitive to the prepayment experience of the receivables, including voluntary prepayments and prepayments due to liquidations and repurchases. You should note that you will not be entitled to any distributions on your Class I certificates after the notional principal amount of the Class I certificates has been reduced to zero and that receivables may be repurchased due to breaches of representations. See "Risk Factors -- Prepayments May Reduce the Yield on the Class I Certificates" in this prospectus supplement.

     The following tables illustrate the significant effect that prepayments on the receivables have upon the yield to maturity of the Class I certificates. The first table assumes that the receivables have been aggregated into hypothetical pools having the characteristics described therein and that the level scheduled monthly payment for each of the [seven] pools (which is based on its principal balance, weighted average contract rate, weighted average remaining term as of
          , and its weighted average original term) will be such that such pool will be fully amortized by the end of its weighted average remaining term. Based on such hypothetical pools, the second table shows the approximate hypothetical pre-tax yields to maturity of the

Class I certificates, stated on a corporate bond equivalent basis, under five different prepayment assumptions based on the assumed purchase price and the ABS prepayment model described below.

                                                               WEIGHTED AVERAGE   WEIGHTED AVERAGE
                                                               ORIGINAL TERM TO   REMAINING TERM TO
                                ,           WEIGHTED AVERAGE     MATURITY (IN       MATURITY (IN
POOL                    PRINCIPAL BALANCE    CONTRACT RATE         MONTHS)             MONTHS)
----                    -----------------   ----------------   ----------------   -----------------
                            $                          %

     For purposes of the table, it is also assumed that:

          (1) the purchase price of the Class I certificates is as set forth below;

          (2) the receivables prepay monthly at the specified percentages of ABS as set forth in the table below;

          (3) prepayments representing prepayments in full of individual receivables are received on the last day of the month and include a full month's interest;

          (4) the closing date for the offered certificates is          ;

          (5) distributions on the offered certificates are made, in cash,
     commencing on           , and on the           day of each month
     thereafter;

          (6) no defaults or delinquencies in the payment of the receivables are experienced; and

          (7) no receivable is repurchased for any breach of representation or warranty or for any other reason.

      SENSITIVITY OF THE YIELD ON THE CLASS I CERTIFICATES TO PREPAYMENTS

PRICE(1)                    % ABS     % ABS     % ABS     % ABS     % ABS     % ABS
--------                   -------   -------   -------   -------   -------   -------
%........................        %         %         %         %         %         %

---------------

(1) Expressed as a percentage of the original notional principal amount.

     Based on the assumptions described above and assuming a purchase price of
     % at approximately      % ABS, the pre-tax yield to maturity of the Class I
certificates would be approximately 0%.

     We do not expect that the receivables will prepay at a constant rate until maturity. In addition, we do not expect that the receivables will prepay at the same rate. The foregoing table assumes that each receivable bears interest at its specified contract rate, has the same remaining amortization term, and prepays at the same rate. In fact, the receivables will prepay at different rates and have different terms.

     The yields set forth in the preceding table were calculated by determining the monthly discount rates which, when applied to the assumed stream of cash flows to be paid on the Class I certificates, would cause the discounted present value of such assumed cash flows to equal the assumed purchase price of such Class I certificates. Then we convert such monthly rates to corporate bond equivalent rates. Our calculations do not take into account variations that may occur in the interest rates at which you may be able to reinvest funds received as distributions on the Class I certificates and we do not purport to reflect the return on any investment in the Class I certificates when such reinvestment rates are considered.

     The receivables will not necessarily have the characteristics assumed above and we cannot assure you that:

          (1) the receivables will prepay at any of the rates shown in the table or at any other particular rate or will prepay proportionately;

          (2) the pre-tax yield on the Class I certificates will correspond to any of the pre-tax yields shown above; or

          (3) the aggregate purchase price of the Class I certificates will be equal to the assumed purchase price.

     Because the receivables will include receivables that have remaining terms to stated maturity shorter or longer than those assumed and contract rates higher or lower than those assumed, the pre-tax yield on the Class I certificates will differ from those set forth above, even if all of the receivables prepay at the indicated constant prepayment rates.

     The ABS prepayment model was used in the preceding table to model the rate of prepayment each month on the receivables.

DISTRIBUTIONS ON THE CLASS IC CERTIFICATE

     The Class IC certificate will be initially issued to the depositor and will entitle the depositor to receive all funds after payment of all amounts owed to the Class A and Class I certificateholders, the servicer and the insurer. On or after the termination of the trust, the Class IC certificateholder is entitled to receive any amounts remaining in the trust (only after all required payments to the insurer are made) after the payment of expenses and payments to the Class A and Class I certificateholders. See "The Offered Certificates -- Accounts" and "The Offered Certificates -- Distributions on the Offered Certificates" above.

THE POLICY

     On or before the closing date, the depositor, the trust, BVAC and the insurer will enter into the insurance and reimbursement agreement pursuant to which the insurer will issue an unconditional and irrevocable insurance policy. Subject to the terms of the policy, the insurer will guarantee the payment of the monthly servicing fee, Monthly Interest and Monthly Principal up to the Policy Amount. Under the terms of the pooling and servicing agreement, the trustee will be authorized to draw on the policy to pay a deficiency in the monthly servicing fee, Monthly Interest or Monthly Principal, and credit the certificate account for such draws as described above under "The Offered Certificates -- Distributions on the Offered Certificates."

     The maximum amount that may be drawn under the policy on any distribution date is limited to the policy amount for such distribution date. The policy amount with respect to any distribution date will equal the sum of:

          (1) the monthly servicing fee; and

          (2) Monthly Interest; and

          (3) the lesser of (a) the outstanding aggregate certificate balance of the Class A certificates on such distribution date (after giving effect to any distributions of Available Funds on such distribution date) and (b) the initial aggregate certificate balance of the Class A certificates minus all amounts drawn on the policy with respect to principal.

     The policy will also cover any amount paid or required to be paid by the trust to Class A and Class I certificateholders that is sought to be recovered as a voidable preference by a trustee in bankruptcy of BVAC or the depositor pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

     The insurer will be entitled to receive the insurance premium and certain other amounts on each distribution date as described under "The Offered Certificates -- Distributions on the Offered Certificates." Generally, the insurance premium for a distribution date will be the product of (x) one three hundred sixtieth (1/360th) of the policy per annum fee rate (as set forth in the insurance and reimbursement agreement), (y) the actual days elapsed and (z) the aggregate certificate balance of the Class A certificates as of the preceding distribution date (after giving effect to all payments of principal on such date). The insurer will not be entitled to reimbursement of any amounts from the Class A and Class I certificateholders. The insurer's obligation under the policy is irrevocable and unconditional. The insurer will have no obligation to the Class A and Class I certificateholders or the trustee, other than its obligations under the policy.

     If there has been a default under the policy, the trust will depend solely on current collections on the receivables to make payments of principal and interest on the offered certificates. In addition, because the market value of motor vehicles generally declines with age and because of difficulties that may be encountered in enforcing motor vehicle contracts as described in the accompanying prospectus under "Certain Legal Aspects of the Receivables," the servicer may not recover the entire amount due on such receivables in the event of a repossession and resale of a financed vehicle securing a receivable in default. In such event, the Class A and Class I certificateholders may suffer a corresponding loss. Any such losses by the Class A and Class I certificateholders will be borne based upon the aggregate outstanding certificate balance of the Class A certificates or the notional principal amount, as applicable. See "The Offered Certificates -- Distributions on the Offered Certificates" above.

RIGHTS OF THE INSURER UPON SERVICER DEFAULT, AMENDMENT OR WAIVER

     Upon the occurrence of an event of default by the servicer under the pooling and servicing agreement, the insurer, or the trustee upon the consent of the insurer, will be entitled to appoint a successor servicer. In addition to the events constituting an event of default as described in the accompanying prospectus, the pooling and servicing agreement will also permit the insurer to appoint a successor servicer and to redirect payments made under the receivables to the trustee upon the occurrence of certain additional events involving a failure of performance by the servicer or a material misrepresentation made by the servicer under the insurance and reimbursement agreement.

     The pooling and servicing agreement cannot be amended or any provisions thereof waived without the consent of the insurer if such amendment or waiver would have a materially adverse effect upon the rights of the insurer.

                                 [THE INSURER]

               [Information about the insurer will be provided.]

                         REPORTS TO CERTIFICATEHOLDERS

     Unless and until definitive certificates are issued (which will occur only under the limited circumstances described in the accompanying prospectus),
          , as trustee, will provide monthly and annual statements concerning the trust and the offered certificates to Cede & Co., the nominee of The Depository Trust Company, as registered holder of the offered certificates. Such statements will not constitute financial statements prepared in accordance with generally accepted accounting principles. A copy of the most recent monthly or annual statement concerning the trust and the offered certificates may be obtained by contacting the servicer at Bay View Acceptance Corporation, 818 Oak Park Road, Covina, California 91724 (telephone (650) 312-7393).

                              ERISA CONSIDERATIONS

     Subject to the considerations set forth under "ERISA Considerations" in the accompanying prospectus, the Class A certificates and Class I Certificates may be purchased by an employee benefit plan or an individual retirement account (a "Benefit Plan") subject to the fiduciary responsibility provisions of ERISA or
Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"). A fiduciary of a Benefit Plan must determine that the purchase of a Class A or Class I certificate is consistent with its fiduciary duties under ERISA and does not result in a nonexempt prohibited transaction as defined in Section 406 of ERISA or Section 4975 of the Code. Section 406 of ERISA prohibits parties in interest with respect to a Benefit Plan from engaging in certain transactions (including loans) involving a Benefit Plan and its assets unless a statutory or administrative exemption applies to the transaction. Section 4975 of the Code imposes certain excise taxes (or, in some cases, a civil penalty may be assessed pursuant to section 502(i) or 502(l) of ERISA) on disqualified persons who engage in non-exempt prohibited transactions or breaches of fiduciary duty.

     For additional information regarding treatment of the Class A and Class I certificates under ERISA, See "ERISA Considerations" in the accompanying prospectus.

                                  UNDERWRITING

     Under the terms and subject to the conditions set forth in the underwriting
agreement for the sale of the offered certificates, dated           , the
underwriters,           , have agreed, subject to the terms and conditions set
forth therein, to purchase all the offered certificates.

     The underwriters propose to offer part of the offered certificates directly to you at the prices set forth on the cover page of this prospectus supplement and part to certain dealers at a price that represents a concession not in
excess of      % of the denominations of the Class A certificates and      % of
the gross proceeds of the Class I certificates. The underwriters may allow and
such dealers may reallow a concession not in excess of      % of the
denominations of the Class A certificates, and      % of the gross proceeds of
the Class I certificates.

     The depositor and BVAC have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

     The underwriters tell us that they intend to make a market in the offered certificates, as permitted by applicable laws and regulations. However, the underwriters are not obligated to make a market in the offered certificates and any such market-making may be discontinued at any time at the sole discretion of the underwriters. Accordingly, we give no assurances regarding the liquidity of, or trading markets for, the offered certificates.

     In connection with this offering, the underwriters may over-allot or effect transactions which stabilize or maintain the market price of the offered certificates at a level above that which might otherwise prevail in the open market. Such stabilizing, if commenced, may be discontinued at any time.

     In the ordinary course of their businesses, the underwriters and their respective affiliates have engaged and may in the future engage in investment banking, commercial banking and other advisory or commercial relationships with the depositor, BVAC and their affiliates.

     We will receive proceeds of $          from the sale of the offered
certificates, before deducting our net expenses estimated to be $          .

                                 LEGAL OPINIONS

     Certain legal matters relating to the offered certificates will be passed upon for the depositor and the trust by Patton Boggs LLP, Dallas, Texas, and for
the underwriters by          . Certain federal income tax consequences with
respect to the offered certificates will be passed upon for the trust by Patton Boggs LLP.

                                    EXPERTS

     [To Be Completed]

                            INDEX OF PRINCIPAL TERMS

     We have listed below the terms used in this prospectus supplement and the pages where definitions of the terms can be found.

                                                              PAGE
                                                              ----
Available Funds.............................................  S-21
Bank........................................................   S-1
Benefit Plan................................................  S-28
BVAC........................................................   S-1
BVCC........................................................   S-1
BVFC........................................................  S-11
Class A Monthly Interest....................................  S-23
Class I Monthly Interest....................................  S-23
Closing Date................................................   S-2
Code........................................................   S-2
Cutoff Date.................................................   S-1
ERISA.......................................................   S-8
Monthly Interest............................................  S-23
Monthly Principal...........................................  S-23
Named Lienholders...........................................   S-5
Offered Certificates........................................   S-2
Planned Notional Principal Amount Schedule..................   S-3
Policy Amount...............................................   S-7

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                       $

                           BAY VIEW [YEAR] AUTO TRUST
                       BAY VIEW TRANSACTION CORPORATION,
                                  AS DEPOSITOR
                        BAY VIEW ACCEPTANCE CORPORATION,
                                  AS SERVICER

           $       CLASS A AUTOMOBILE RECEIVABLE BACKED CERTIFICATES
                   $       CLASS I INTEREST ONLY CERTIFICATES

             -----------------------------------------------------

                             PROSPECTUS SUPPLEMENT
             -----------------------------------------------------

                                 [UNDERWRITERS]

You should rely only on the information contained or incorporated by reference in its prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different or additional information.

We are not offering the offered certificates in any state where the offer is not permitted.

Dealers will deliver this prospectus supplement and the accompanying prospectus when acting as underwriters of the offered certificates with respect to their unsold allotments or subscriptions. In addition, all dealers selling the offered certificates will deliver this prospectus supplement and the accompanying
prospectus until          .

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                   SUBJECT TO COMPLETION, DATED MAY 14, 2003

PROSPECTUS SUPPLEMENT

(TO PROSPECTUS DATED           , 2003)

                                $

                           BAY VIEW [YEAR] AUTO TRUST
                   AUTOMOBILE RECEIVABLE BACKED CERTIFICATES

  BAY VIEW TRANSACTION CORPORATION,       BAY VIEW ACCEPTANCE CORPORATION,
             AS DEPOSITOR                           AS SERVICER

     We are offering the following classes of automobile receivable backed certificates by this prospectus supplement and the accompanying prospectus:

                                                                        FINAL
                                         INITIAL                      SCHEDULED                 UNDERWRITING
                                       CERTIFICATE   PASS THROUGH    DISTRIBUTION   PRICE TO    DISCOUNT PER
CLASS OF CERTIFICATES                    BALANCE     INTEREST RATE       DATE        PUBLIC     CERTIFICATE
---------------------                  -----------   -------------   ------------   ---------   ------------
Class A certificates.................    $                   %               %             %            %
Class B certificates.................    $                   %               %             %            %

---------------

     The total price to the public is $          . The total underwriting
discount is $          . The total proceeds to the depositor, including accrued
interest of $          , are $          .

     The Class B certificates will be subordinated to the Class A certificates.

     A spread account will serve as credit enhancement for the certificates. Over time, it is expected that the amount on deposit in the spread account will
grow to      % of the initial aggregate principal balance of the receivables pool.

     The trust will include up to $     of subsequent receivables to be
purchased after           .

     The offered certificates represent interests of the Bay View [Year] Auto Trust only and do not represent obligations of or interests in Bay View Transaction Corporation, Bay View Acceptance Corporation, any of their affiliates or any governmental agency. You should carefully consider the factors set forth under "Risk Factors" beginning on page S-9 of this prospectus supplement and on page 8 in the accompanying prospectus.

     This prospectus supplement may be used to offer and sell the offered certificates only if accompanied by the accompanying prospectus.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 [UNDERWRITERS]

              The date of this prospectus supplement is

                               TABLE OF CONTENTS

IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
  PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS.....    ii
SUMMARY OF TERMS............................................   S-1
RISK FACTORS................................................   S-9
BAY VIEW ACCEPTANCE CORPORATION AND AFFILIATES..............  S-11
LIQUIDATION OF BAY VIEW CAPITAL CORPORATION.................  S-11
BACK-UP SERVICER AND STANDBY SERVICER.......................  S-12
SERVICING COMPENSATION AND PAYMENT OF EXPENSES..............  S-12
FORMATION OF THE TRUST......................................  S-12
THE RECEIVABLES POOL........................................  S-13
YIELD AND PREPAYMENT CONSIDERATIONS.........................  S-19
THE OFFERED CERTIFICATES....................................  S-19
THE INSURER.................................................  S-27
REPORTS TO CERTIFICATEHOLDERS...............................  S-27
ERISA CONSIDERATIONS........................................  S-27
UNDERWRITING................................................  S-27
LEGAL OPINIONS..............................................  S-28
EXPERTS.....................................................  S-28
INDEX OF PRINCIPAL TERMS....................................  S-29

              IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
             PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

     We tell you about the offered certificates in the following documents:

          (1) this prospectus supplement, which describes the specific terms of the offered certificates; and

          (2) the accompanying prospectus, which provides general information, some of which may not apply to the offered certificates.

     If the description of the offered certificates varies between this prospectus supplement and the prospectus, you should rely on the information in this prospectus supplement.

     We include cross-references in this prospectus supplement and in the accompanying prospectus to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the accompanying prospectus provide the pages on which these captions are located.

     You can find a list of the pages where capitalized terms used in this prospectus supplement are defined under the caption "Index of Principal Terms" beginning on page S-29 in this prospectus supplement and under the caption "Index of Principal Terms" beginning on page 50 in the accompanying prospectus.

     In this prospectus supplement and the accompanying prospectus, "we" refers to the depositor, Bay View Transaction Corporation, and "you" refers to any prospective investor in the offered certificates.

                                SUMMARY OF TERMS

     This summary highlights selected information from this prospectus supplement and does not contain all the information that you should consider in making your investment decision. To understand all of the terms of this offering, you will need to read this entire prospectus supplement and the accompanying prospectus.

     The definitions of or references to capitalized terms used in this prospectus supplement can be found on the pages indicated in the "Index of Principal Terms" on page S-29 in this prospectus supplement or on page 50 of the accompanying prospectus.

ISSUER

     The Bay View [Year] Auto Trust will issue the certificates offered in this prospectus supplement.

DEPOSITOR

     Bay View Transaction Corporation is the depositor of the trust. The depositor will transfer the automobile receivables and related property to the trust. The depositor is a limited purpose wholly-owned subsidiary of Bay View Acceptance Corporation ("BVAC").

SERVICER

     BVAC will act as the servicer of the trust. The servicer will receive and apply payments on the receivables, service the collection of the receivables and direct the trustees to make the appropriate payments to the noteholders and the certificateholder. The servicer will receive a monthly servicing fee as compensation for its services. See "Servicing Compensation and Payment of Expenses" in this prospectus supplement. The servicer is a wholly-owned subsidiary of Bay View Bank, N.A. (the "Bank"), which is a wholly-owned subsidiary of Bay View Capital Corporation ("BVCC"). BVCC has adopted a plan of liquidation and stockholder liquidity pursuant to which both BVCC and the Bank are expected to be liquidated. See "Bay View Acceptance Corporation and Affiliates" and "Liquidation of Bay View Capital Corporation" in this prospectus supplement.

BACK-UP SERVICER AND STANDBY SERVICER

     [          ] has agreed to serve as standby servicer, and [          ] has
agreed to act as back-up servicer. Unless and until BVAC, as servicer, is terminated or resigns, it is expected that neither the back-up servicer nor the standby servicer will be responsible for the servicing and administration of the receivables, and the standby servicer and back-up servicer will have only limited responsibilities. If the servicer is terminated or resigns, it is expected that the standby servicer will assume the role of servicer. If the standby servicer is terminated or resigns, it is expected that the back-up servicer, acting solely through an agent, will assume the role of servicer. The term "servicer" in this prospectus supplement refers to whichever entity is then responsible for the servicing and administration of the receivables.

TRUSTEE

CUTOFF DATE

     The trust will receive payments received with respect to the receivables after this date. This is also the date used for preparing the statistical information used in this prospectus supplement.

CLOSING DATE

THE OFFERED CERTIFICATES

     On the closing date, the trust will issue the certificates (collectively we refer to these certificates offered for sale as the "offered certificates") as described on the cover page, under a pooling and servicing agreement among the depositor, the servicer and the trustee. We are offering these certificates for sale in this prospectus supplement. See "The Offered Certificates" in this prospectus supplement.

DISTRIBUTION DATE

     The trust will distribute interest and principal on the offered
certificates on the           calendar day of each month or, if such day is not
a business day, on the next business day. The distributions will begin on and will be made to holders of record of the offered certificates as of the record date, which will be the last day of the collection period related to the distribution date. The collection period with respect to any distribution date is the calendar month immediately preceding the calendar month in which such distribution date occurs. See "The Offered Certificates -- Distributions on the Offered Certificates" in this prospectus supplement and "Description of the Certificates -- Definitive Certificates" in the accompanying prospectus.

INTEREST ON THE CLASS A AND CLASS B CERTIFICATES

     Interest on the Class A and Class B certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months. See "Yield and Prepayment Considerations" and "The Offered Certificates -- Distributions on the Offered Certificates" in this prospectus supplement.

     Monthly Interest. Generally, the amount of monthly interest distributable to the Class A and B certificateholders on each distribution date is the product of:

          (1) one-twelfth of the interest rate applicable to the class of certificates; and

          (3) the aggregate outstanding certificate balance of the class on the preceding distribution date (after giving effect to all distributions to certificateholders on such date) or, in the case of the first distribution date, from the closing date.

     See "The Certificates -- Distributions on the Certificates" in this prospectus supplement.

DISTRIBUTIONS OF PRINCIPAL

     The trust will distribute principal on each distribution date to the Class A and Class B certificateholders of record as of the record date. Generally, the amount of monthly principal the trust will pay is equal to the decrease in the outstanding principal balance of the receivables pool during the preceding calendar month. See "The Offered Certificates -- Distributions on the Offered Certificates" in this prospectus supplement.

     Generally, on any payment date monthly principal will be distributed proportionately between the Class A certificateholders and the Class B certificateholders pro rata based upon the aggregate balances of the certificates as of the preceding payment date. However, if there is a shortfall in the funds available to pay monthly principal, no principal will be distributed to the Class B certificateholders until the full amount of interest on and principal of the Class A certificates payable on such payment date has been distributed to the Class A certificateholders.

     The trust must distribute an amount equal to the outstanding certificate balance of the Class A and the Class B certificates, as the case may be, to the extent not previously distributed, by the final scheduled distribution date.

     Since the rate of distribution of principal of the Class A and Class B certificates depends upon the rate of payment of principal on the receivables (including voluntary prepayments and principal in respect of defaulted receivables and purchased receivable), the final distribution in respect of the Class A and Class B certificates could occur significantly earlier than the final scheduled payment date. See "Risk Factors -- You May Incur a Loss if there is a Default Under the Policy" and "The Offered Certificates -- Distributions on the Offered Certificates" in this prospectus supplement.

SUBORDINATION

     The rights of the Class B certificateholders to receive distributions of monthly interest and monthly principal are subordinated to the rights of the Class A certificateholders. See "The Offered Certificates -- Subordination of the Class B Certificates," "The Offered Certificates -- Distributions on the Certificates," "The Offered Certificates -- Accounts -- Spread Account," "Risk Factors -- Subordination" and "Risk Factors -- You May Incur a Loss if there is a Default Under the Policy" in this prospectus supplement.

THE CLASS IC CERTIFICATE

     In addition to the Class A and Class B certificates, the trust will issue a Class IC certificate pursuant to the pooling and servicing agreement. The Class IC certificate will be retained by the depositor. We are not offering this certificate for sale in this offering.

THE TRUST ASSETS

     The trust assets will include:

     - a pool of simple and precomputed interest installment sale and installment loan contracts originated in various states in the United States of America, secured by new and used automobiles, light-duty trucks, motorcycles, recreational vehicles, sport utility vehicles and vans;

     - certain monies due in respect of the receivables after the cutoff date;

     - security interests in the related vehicles financed through the receivables;

     - all amounts and property from time to time held in or credited to any of the trust accounts;

     - any proceeds from claims and other amounts relating to insurance policies and other items financed under the receivables or otherwise covering an obligor or a financed vehicle;

     - any proceeds from the liquidation of the receivables or financed vehicles;

     - all property (including the right to receive future liquidation proceeds) that secures a receivable and that has been acquired by or on behalf of the trust pursuant to the liquidation of the receivable;

     - the pooling and servicing agreement and the purchase agreement to the extent each relates to the receivables, or the receivable files or the financed vehicles, including the right of the depositor to cause the originator to repurchase the receivables and/or to obtain indemnification for third party claims;

     - all amounts received in respect of recourse rights against the dealers who originated the receivables and any successor dealers;

     - an unconditional and irrevocable insurance policy issued by guaranteeing payments of principal and interest on the certificates.

     - the receivable files and all other documents that the depositor or the servicer keeps on file in accordance with its customary procedures relating to the receivables or the obligors or financed vehicles; and

     - the proceeds of any and all of the foregoing.

     The receivables arise from:

          (1) motor vehicle installment sale contracts that were originated by dealers for assignment to BVAC or

          (2) motor vehicle loan contracts that were solicited by dealers for origination by BVAC

     BVAC will sell all the receivables to be included in the trust to the depositor. The trust will acquire its assets from the depositor pursuant to the pooling and servicing agreement. In addition, the depositor must sell subsequent receivables to the trust (subject to availability) having an aggregate principal
balance or pre-funded amount equal to approximately $          . The trust will
be obligated to purchase the subsequent receivables from the depositor (subject to the satisfaction of certain conditions) prior to the end of a specific funding period. The depositor will designate as a subsequent cutoff date each effective date that subsequent receivables are conveyed to the trust. Each date during the funding period on which subsequent receivables will be conveyed to the trust is a subsequent transfer date. See "Offered The Certificates -- Sale and Assignment of Receivables; Subsequent Receivables" and "The Receivables Pool" in this prospectus supplement and "Formation of the Trust" and "The Receivables Pools" in the accompanying prospectus.

     Payment of the amount due to the registered lienholder under each receivable is secured by a first perfected security interest in the related financed vehicle. BVAC (or its predecessor, Bay View Credit) or a "doing-business-as" variant of the Bay View name is or will be the registered lienholder (the "Named Lienholders") on the certificate of title of each of the financed vehicles.

     The receivables were selected from the automobile receivable portfolio of BVAC, based on the criteria specified in the pooling and servicing agreement and described in this prospectus supplement under the heading "The Receivables Pools," and in the accompanying prospectus under the heading "Description of the Transfer and Servicing Agreements -- Sale and Assignment of Receivables." The underwriting procedures and standards employed are described under the heading "The Receivables Pools -- Underwriting Procedures" in the accompanying prospectus.

     Subsequent receivables may be originated using credit criteria that differ from those used for the initial receivables. Therefore, the initial receivables may be of a different credit quality and seasoning. In addition, the transfer of subsequent receivables to the trust may adversely affect the characteristics of the entire pool of receivables. The provisions describing the transfer of subsequent receivables and verification that subsequent receivables conform to the requirements of the pooling and servicing agreement can be found in "The Receivables Pool" and "The Offered Certificates -- Sale and Assignment of Receivables; Subsequent Receivables" in this prospectus supplement. See also "Risk Factors -- Pre-Funding May Reduce Your Anticipated Yield" and "Description of the Transfer and Servicing Agreements -- Sale and Assignment of Subsequent Receivables" in the accompanying prospectus.

PRE-FUNDING ACCOUNT

     The trustee will deposit and maintain the pre-funded amount in a pre-funding account during the funding period from the closing date until the earliest of:

          (1) the date on which the amount on deposit in the pre-funding account
     is equal to or less than $          ;

          (2) the occurrence of an event of default under the pooling and servicing agreement;

          (3) the occurrence of certain events of insolvency of the depositor or the servicer; or

          (4) the third payment date.

     The funding period will not be more than three calendar months.

     The pre-funded amount initially will equal $ and will be reduced by the amount used to purchase subsequent receivables. See "Description of the Transfer and Servicing Agreements -- Accounts -- Pre-Funding Account" in the accompanying prospectus and "The Certificates -- Sale and Assignment of Receivables; Subsequent Receivables" in this prospectus supplement.

     The trustee will invest funds on deposit in the pre-funding account during the funding period in eligible investments, subject to certain limitations. Any investment income from such investments will be transferred from the pre-funding account to the collection account on each payment date and will be included in available funds for such payment date.

     If any pre-funded amount remains in the pre-funding account at the end of the pre-funding period, the trustee will pay such amount to the certificateholders on the payment date on or immediately following the last day of the pre-funding period. The trustee will pay the amount to the certificateholders pro rata, based on the initial principal amounts of the certificates held by the certificateholders. The amount the trustee pays to the certificateholders will constitute a prepayment of the aggregate principal balance of the certificates and may reduce the certificateholders' anticipated yield. See "The Offered Certificates -- Sale and Assignment of Receivables; Subsequent Receivables" in this prospectus supplement. See also "Risk
Factors -- Pre-Funding May Reduce Your Anticipated Yield" and "Description of the Transfer and Servicing Agreements -- Accounts" in the accompanying prospectus.

SPREAD ACCOUNT; AVAILABLE FUNDS; RIGHTS OF THE CLASS IC CERTIFICATEHOLDER

     The depositor will establish a spread account on the closing date in the name of the trustee for the benefit of the certificateholders and the insurer. The spread account will hold the excess, if any, of the collections on the receivables over the amounts which the trust is required to distribute to the certificateholders, the servicer and the insurer.

     The amount of funds available for distribution to Class A and Class B certificateholders on any distribution date will consist of funds from the following sources:

          (1) payments received from obligors in respect of the receivables (net of any amount required to be deposited to the payahead account in respect of precomputed receivables);

          (2) any net withdrawal from the payahead account in respect of precomputed receivables;

          (3) interest earned on funds on deposit in the certificate account and the payahead account;

          (4) liquidation proceeds received in respect of receivables;

          (5) advances received from the servicer in respect of interest on certain delinquent receivables;

          (6) amounts received in respect of required repurchases or purchases of receivables by BVAC or the servicer;

          (7) proceeds from any insurance policies related to the receivables or the financed vehicles; and

          (8) recoveries with respect to charged-off receivables.

     The trustee will withdraw funds from the spread account (up to the amount on deposit in the account) and, if necessary, draw on the policy if the amount of available funds for any distribution date is not sufficient to pay:

          (1) the amounts owed to the servicer (including the monthly servicing fee and reimbursement for advances made by the servicer to the trust); and

          (2) the required distributions of interest and principal to the Class A and Class B certificateholders.

     If the amount on deposit in the spread account is zero after any withdrawals for the benefit of the certificateholders, and there is a default under the policy, any losses on the receivables will be borne directly pro rata first by the Class B certificateholders (to the extent of the outstanding Class B certificates at such time) and then pro rata by the Class A certificateholders. See "Risk Factors -- You May Incur a Loss if there is a Default Under the Policy," "The Offered Certificates -- Accounts" and "The Offered Certificates -- Distributions on the Offered Certificates" in this prospectus supplement.

     Any amount on deposit in the spread account on any distribution date in excess of the required spread amount (after all other required deposits to, and withdrawals from, the spread account have been made) and any amount on deposit in the certificate account on any distribution date (after all other required deposits to and withdrawals from the certificate account have been made) will be distributed to the Class IC certificateholder. Any such distribution to the Class IC certificateholder will no longer be an asset of the trust.

     We intend for the amount on deposit in the spread account to grow over time to the required spread amount through the deposit of the excess collections, if any, on the receivables. However, we cannot assure you that the amount on deposit in the spread account will actually grow to the required spread amount.

     The required spread amount with respect to any payment date will equal % of the aggregate principal balance of the certificates.

     See "The Offered Certificates -- Accounts" and "The Offered
Certificates -- The Policy" in this prospectus supplement.

THE POLICY

     The depositor will obtain an unconditional and irrevocable insurance policy. Subject to the terms of the policy, the insurer will guarantee the payment of the monthly servicing fee and the distribution of monthly interest and monthly principal on the offered certificates up to the policy amount.

     In addition, the policy will cover any amount paid or required to be paid by the trust to the Class A and Class B certificateholders, which amount is sought to be recovered as a voidable preference by a trustee in bankruptcy of BVAC or the depositor under the United States Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction. See "The Offered Certificates -- The Policy" in this prospectus supplement.

POLICY AMOUNT

     The policy amount with respect to any distribution date will be:

          (A) the sum of:

             (1) the monthly servicing fee;

             (2) monthly interest; and

             (3) the lesser of (a) the outstanding aggregate certificate balance of the Class A and Class B certificates on such distribution date (after giving effect to any distributions of available funds and any funds withdrawn from the spread account to distribute monthly principal on such distribution date) and (b) the initial aggregate certificate balances of the Class A and Class B certificates minus all amounts drawn on the policy or withdrawn from the spread account with respect to monthly principal.

          (B) less all amounts on deposit in the spread account on such payment date (after giving effect to any funds withdrawn from the spread account to pay monthly principal on such payment date).

INSURER

          is the insurer and will guarantee the payment of monthly interest and monthly principal under the terms of the policy. See "The Insurer" in this prospectus supplement.

LEGAL INVESTMENT

     No representations are made as to the proper characterization of the certificates for legal investment, financial institution regulatory, or other purposes, or as to the ability of particular investors to purchase the certificates under applicable legal investment restrictions. The uncertainties described above (and any future determinations concerning the legal investment or financial institution regulatory characteristics of the certificates) may adversely affect the liquidity of the certificates.

     Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the certificates will constitute legal investments for them or are subject to investment, capital, or other restrictions.

     In addition, and without any limitation of the foregoing, it is believed that the certificates will be eligible for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended; however, independent verification of such eligibility has not been sought and investors in the certificates should consult with their own legal advisors in determining whether the certificates will constitute legal investments for them under Rule 2a-7.

OPTIONAL REDEMPTION

     The servicer has the right to purchase all of the receivables as of the last day of any collection period on which the aggregate balance of the receivables on the related distribution date (after the distribution of all amounts to be paid on such distribution date) will be equal to or less than 10% of the initial aggregate balance of the receivables. We will redeem the offered certificates as a result of such a purchase of the receivables.

     The purchase price for the receivables will be equal to the fair market value of the receivables; provided that such amount may not be less than the sum of:

          (1) 100% of the outstanding aggregate certificate balance of the Class A and Class B certificates,

          (2) accrued and unpaid interest on the outstanding certificate balances of the offered certificates at the weighted average interest rate of the receivables, and

          (3) any amounts due the insurer, the servicer, the back-up servicer or the standby servicer.

BOOK-ENTRY REGISTRATION

     Persons acquiring beneficial ownership interests in the offered certificates will hold their interest in the offered certificates through the Depository Trust Company in the United States or Clearstream Banking, societe anonyme or the Euroclear System in Europe. See "Description of the Securities -- Book-Entry Registration" in the accompanying prospectus.

TAX STATUS

     In the opinion of special tax counsel to the depositor, for federal income tax purposes the trust will not be treated as an association taxable as a corporation or as a "publicly traded partnership" taxable as a corporation.

     The trustee and the certificateholders will agree to treat the trust as a partnership for federal income tax purposes. As a partnership, the trust will not be subject to federal income tax and the certificateholders will be required to report their respective shares of the trust's taxable income, deductions and other tax attributes. See "Material Federal Income Tax Consequences" in the accompanying prospectus.

RATINGS

     On the closing date, each class of offered certificates will be issued only
if such class receives ratings from           and           , as follows:

                                                                RATING
                                                               --------
Class A certificates........................................
Class B certificates........................................

     A rating is not a recommendation to buy, sell or hold the offered certificates and may be subject to revision or withdrawal at any time by the assigning rating agency. See "Risk Factors -- A Change in the Certificate Ratings May Adversely Affect the Offered Certificates" in this prospectus supplement.

ERISA CONSIDERATIONS

     The Class A certificates may be eligible for purchase by employee benefit plans subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Any benefit plan fiduciary considering the purchase of Class A certificates should, among other things, consult with experienced legal counsel in determining whether all required conditions for such purchase have been satisfied. See "ERISA Considerations" in this prospectus supplement and in the accompanying prospectus.

     Plans should not purchase Class B certificates, because the Class B certificates are subordinate to the Class A certificates.

                                  RISK FACTORS

     You should carefully consider the risk factors set forth below and in the accompanying prospectus as well as the other investment considerations described in such documents as you decide whether to purchase the offered certificates.

YOU MAY NOT BE ABLE TO RESELL THE OFFERED CERTIFICATES

     There is currently no secondary market for the offered certificates. The underwriters currently intend to make a market to enable resale of the offered certificates, but are under no obligation to do so. As such, we cannot assure you that a secondary market will develop for your certificates or, if one does develop, that such market will provide you with liquidity of investment or that it will continue for the life of your certificates.

THE OFFERED CERTIFICATES ARE INTERESTS IN THE TRUST ONLY AND ARE NOT GUARANTEED BY ANY OTHER PARTY

     The offered certificates are interests in the trust only and do not represent an interest in or obligation of the depositor, BVAC, any of their affiliates or any other party or governmental body. Except for the policy, the offered certificates have not been insured or guaranteed by any party or governmental body. See "The Offered Certificates -- Distributions on the Offered Certificates" and "The Offered Certificates -- The Policy" in this prospectus supplement.

THE RIGHTS OF THE CLASS B CERTIFICATEHOLDERS TO RECEIVE DISTRIBUTIONS ARE SUBORDINATED TO THE RIGHTS OF THE CLASS A CERTIFICATEHOLDERS

     The rights of the Class B certificateholders to receive distributions of monthly interest and monthly principal are subordinated to the rights of the Class A certificateholders. See "The Offered Certificates -- Subordination of the Class B Certificates," and "The Offered Certificates -- Distributions on the Certificates" in this prospectus supplement. No distribution of interest will be made to the Class B certificateholders on any distribution date until the full amount of interest distributable on the Class A certificates on such distribution date has been distributed to the Class A certificateholders, and no distribution of principal will be made to the Class B certificateholders on any payment date until the full amount of Class A monthly interest and Class A monthly principal on such distribution date has been distributed. Distributions of interest on the Class B certificates will not be subordinated to distributions of principal on the Class A certificates. Because the rights of the Class B certificateholders to receive distributions of principal will be subordinated to the rights of the Class A certificateholders to receive distributions of interest and principal, the Class B certificates will be more likely than the Class A certificates to suffer losses due to losses on the receivables. If the insurer defaults on the policy, Class B certificateholders may not recover their initial investment in the Class B certificates.

YOU MAY INCUR A LOSS IF THERE IS A DEFAULT UNDER THE POLICY

     If the spread account is reduced to zero and the insurer fails to make a required payment under the policy, the trust will depend solely on payments on and proceeds from the receivables. If the insurer fails to make a payment required under the policy to the trust when due for any reason, such failure will constitute an insurer default under the policy.

     If the trust does not have sufficient funds to fully make the required distributions to Class A and Class B certificateholders on a distribution date during a default by the insurer, distributions on the offered certificates on such distribution date will generally be reduced in the following order:

          (1) Class B monthly principal,

          (2) Class A monthly principal,

          (3) Class B monthly interest, and

          (4) Class A monthly interest.

A CHANGE IN THE CERTIFICATE RATINGS MAY ADVERSELY AFFECT THE OFFERED
CERTIFICATES

               and           are the rating agencies rating the offered
certificates. The rating for the offered certificates will reflect only the view of the relevant rating agency. We cannot assure you that any such rating will continue for any period of time or that any rating will not be revised or withdrawn entirely by such rating agency if, in its judgment, circumstances so warrant. A revision or withdrawal of such rating may have an adverse effect on the liquidity and market price of your offered certificates. A rating is not a recommendation to buy, sell or hold the offered certificates.

GEOGRAPHIC CONCENTRATIONS OF THE RECEIVABLES MAY INCREASE THE LOSSES REALIZED BY THE TRUST

     As of           , based upon billing address information provided to BVAC,
the obligors resided in           states and the District of Columbia, three of
which states           ,           and           account for approximately
     %,      % and      %, respectively, of the aggregate principal balance of
the receivables. Adverse economic conditions in           ,           or
          could adversely affect the delinquency, loan loss or repossession experience of the trust.

THE INSOLVENCY OF BVAC OR ITS AFFILIATES COULD REDUCE PAYMENTS TO YOU

     BVAC will warrant to the depositor in the purchase agreement that the sale of the receivables by BVAC to the depositor and by the depositor to the trust, are valid sales of the receivables to the depositor and to the trust. The benefit of such warranty will be assigned by the depositor to the trust in the pooling and servicing agreement. However, the interest of the trust could be affected by the insolvency of BVAC or its affiliates as follows:

          (1) If BVAC or the depositor becomes a debtor in a bankruptcy case and a creditor or trustee-in-bankruptcy of such debtor or the debtor itself claims that the sale of receivables to the depositor or the trust, as applicable, constitutes a pledge of the receivables to secure a loan to such debtor, then delays in payments to certificateholders could occur. If the court rules in favor of any such bankruptcy trustee, creditor or debtor, then reductions in the amounts of such payments could result.

          (2) If the transfer of receivables to the depositor or the trust is treated as a pledge rather than a sale, a tax or government lien on the property of BVAC or the depositor arising before the transfer of such receivables to the trust may have priority over the trust's interest in such receivables. However, if the transfers of receivables from BVAC to the depositor and from the depositor to the trust are treated as sales, the receivables would not be part of BVAC's or the depositor's bankruptcy estate and would not be available to creditors of BVAC or the depositor.

THERE ARE RISKS ASSOCIATED WITH SERVICING TRANSFERS

     Although BVAC has informed us that it has dedicated significant resources to training collection staff, implementing collections procedures and developing data processing and related technologies, if BVAC ceases operations (due to a lack of liquidity, working capital or otherwise) or is removed as servicer, the standby servicer or back-up servicer, acting solely through an agent (or other successor servicer), will assume responsibility for the servicing and administration of the receivables. Servicing transfers generally result in higher delinquency and loss rates, and there is no assurance that higher delinquency and loss rates on the receivables will not result in connection with such a transfer.

     Unless and until the servicer is removed or resigns, neither the standby servicer nor the back-up servicer will be responsible for the servicing and administration of the receivables. Accordingly, it is expected that the trust, and indirectly the certificateholders, will depend on BVAC for the servicing and administration of the receivables.

     The servicer depends on data processing and technology for the performance of its servicing function. Any failure by the servicer to fully address and resolve any servicing, data processing or technological issues that may arise, including any required modifications or existing systems, replacement of such systems or other matters could have a material adverse effect on collection activity with respect to the receivables and payment to the certificateholders.

                 BAY VIEW ACCEPTANCE CORPORATION AND AFFILIATES

     BVAC is an automotive finance company engaged primarily in the indirect financing (the purchase of loan contracts from dealers) of automobile purchases by individuals. BVAC currently acquires automobile receivables from over 6,000 manufacturer franchised automobile dealerships in 20 states. BVAC is a Nevada corporation, formerly known as Bay View Financial Corporation ("BVFC") and was formed in 1989 by BVAC's parent, the Bank. The Bank is the wholly-owned subsidiary of BVCC. In January 1998, BVFC was renamed BVAC and entered the indirect automobile finance business through a corporate restructuring by which it became the holding company of California Thrift & Loan, which was acquired by BVCC in June, 1996. California Thrift & Loan's primary business was the underwriting and purchasing of high yield retail installment sales contracts secured by new and used automobiles and light-duty trucks from dealers located primarily in the states of California, Arizona, Colorado, Illinois, New Mexico, Nevada, Oregon and Texas. BVAC began purchasing and originating automobile receivables in January, 1998.

     For the fiscal years ended December 31, 1999, 2000, 2001 and 2002, BVAC and/or the other Named Lienholders acquired motor vehicle loans aggregating approximately $483 million, $292 million, $324 million and $315 million, respectively. At December 31, 2002, the servicing portfolio of BVAC (consisting of the principal balance of automobile receivables held to maturity and securitized automobile receivables) totaled approximately $633 million. The depositor is a wholly-owned bankruptcy remote subsidiary of BVAC.

     As servicer, BVAC will serve consecutive 90-day terms, which will be automatically terminated unless renewed as directed by the insurer, or if an Insurer Default has occurred and is continuing, which will automatically be renewed unless the requisite number of certificateholders vote to remove the servicer. The insurer will agree to renew the term of the servicer for successive 90-day periods unless an event of default under the insurance agreement shall have occurred and be continuing.

                  LIQUIDATION OF BAY VIEW CAPITAL CORPORATION

OVERVIEW

     On October 3, 2002, a special meeting of BVCC's stockholders was held to vote on BVCC's proposed Plan of Dissolution and Stockholder Liquidity (the "Plan") and the sale of the Bank's retail banking assets to U.S. Bank, N.A. Both of these proposals were approved by a majority of BVCC's common stockholders. The Plan outlines the steps necessary to fully liquidate BVCC, including the sale of the Bank's retail banking assets to U.S. Bank. Following the sale (which was completed on November 1, 2002), the remaining assets of BVCC are to be sold or otherwise disposed of in an orderly manner and its liabilities and expenses are to be paid, including the outstanding debt of both BVCC and the Bank. As these transactions are completed, BVCC intends to distribute the net proceeds of the asset sales to its stockholders.

     The dissolution is being implemented in two steps. The Bank will be dissolved under applicable provisions of the National Bank Act. It is currently anticipated that the Bank will commence formal dissolution proceedings in June 2003 and that the Bank's dissolution should be completed by the end of the third quarter. When the Bank's dissolution is completed, BVCC will no longer be a bank holding company and will no longer be subject to regulation by the Board of Governors of the Federal Reserve System. The first stockholder distribution of the total per share distribution is expected to be made in the fourth quarter of 2003.

     Prior to the end of 2003, BVCC intends to commence formal dissolution proceedings under applicable provisions of the Delaware General Corporation Law. One of the purposes of the Delaware proceedings will be to obtain a judicial determination of the amount needed to be set aside for contingent and unknown liabilities. Obtaining this determination is one of the steps necessary to making further distributions to BVCC's stockholders. Stockholder distributions are currently estimated to be completed by September 30, 2005.

IMPACT OF THE LIQUIDATION ON BVAC AND ITS AFFILIATES

     In connection with the Plan, the ownership of BVAC will be transferred from the Bank to BVCC in the second quarter of 2003. This will enable the Bank to be fully dissolved as described above. It is currently not known at what point in the liquidation process BVAC will be sold or its shares distributed to BVCC's stockholders and no assurance can be given as to the ultimate ownership of BVAC. As with BVAC, it is currently not known at what point in the liquidation process the disposition of the depositor will occur or the manner in which such disposition will occur.

                     BACK-UP SERVICER AND STANDBY SERVICER

     Until such time as servicing is transferred to the standby servicer, the standby servicer will receive a monthly fee for agreeing to act as standby servicer. For so long as BVAC is the servicer, on a monthly basis BVAC will deliver to the back-up servicer and the standby servicer certain data with respect to the receivables (in electronic form) used by BVAC to perform its obligations as servicer of the receivables. The standby servicer will confirm that such information is readable by their respective systems. The standby servicer will also perform certain other operations and tests in order to enable it to assume the direct servicing of the receivables, in the event the servicer is terminated or resigns.

[DESCRIPTION OF STANDBY SERVICER]

[DESCRIPTION OF BACK-UP SERVICER]

                 SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     The servicer will be entitled to receive a servicing fee at a rate equal to
          basis points (     %) per annum, payable monthly at one-twelfth of
such annual rate, of the aggregate principal balance of the receivables pools as of the related collection period. The servicer also will collect and retain any late fees, prepayment charges, other administrative fees or similar charges allowed by applicable law with respect to the receivables and will be entitled to reimbursement from the trust for certain liabilities. Any fee payable to the back-up servicer or the standby servicer in such capacities will no longer be payable in the event either party succeeds as successor servicer and instead such successor servicer will be entitled to the foregoing servicing fee.

     The servicing fee is intended to compensate the servicer for performing the functions of a servicer of the receivables as an agent for the trust, including collecting and posting all payments, responding to inquiries of obligors on the receivables, investigating delinquencies, reporting tax information to obligors on the receivables, paying costs of collections and policing the collateral. The servicing fee also will compensate the servicer for administering the receivables, including accounting for collections and furnishing monthly and annual statements to the trustee with respect to distributions. In addition, the servicing fee will reimburse the servicer for certain taxes, fees and other costs incurred in connection with administering the receivables, including the fees and expenses of the trustee.

                             FORMATION OF THE TRUST

     The depositor will establish the trust by assigning the trust assets to the trustee in exchange for the certificates. The depositor will sell the offered certificates and retain the Class IC certificate. BVAC will service the receivables pursuant to the pooling and servicing agreement and will receive compensation for acting as the servicer. To facilitate servicing and to minimize administrative burden and expense, the servicer will serve as custodian of the receivables for the trustee. However, the servicer will not stamp the receivables to reflect the sale and assignment of the receivables to the trust or the trustee or make any notation of the trustee's lien on the certificates of title of the financed vehicles. In the absence of such notation on the certificates of title, the trust or the trustee may not have perfected security interests in the financed vehicles securing the receivables. Under the terms of the pooling and servicing agreement, BVAC may delegate its duties as servicer and custodian; however, any such delegation will not relieve BVAC of its liability and responsibility with respect to such duties. See "Description of the Transfer and Servicing Agreements -- Servicing Compensation and Distribution of Expenses" and "Certain Legal Aspects of the Receivables" in the accompanying prospectus.

     The depositor will establish the spread account and will obtain the policy for the benefit of the Class A and Class B certificateholders. The trustee will draw on the policy, up to the policy amount, if available funds (including the amount on deposit in the spread account, but after paying amounts owed to the servicer) are not sufficient to fully distribute monthly interest and monthly principal. If there is a default under the policy, the trust will look only to the obligors on the receivables and the proceeds from the repossession and sale of financed vehicles that secure defaulted receivables for distributions of interest and principal on the offered certificates. In such event, certain factors, such as the trustee not having perfected security interests in some of the financed vehicles, may affect the trust's ability to realize on the collateral securing the receivables, and thus may reduce the proceeds to be distributed to the certificateholders. See "The Offered Certificates -- Accounts," "The Offered Certificates -- Distributions on the Offered Certificates" and "The Offered Certificates -- The Policy" in this prospectus supplement and "Certain Legal Aspects of the Receivables" in the accompanying prospectus.

                              THE RECEIVABLES POOL

GENERAL

     The receivables were acquired by BVAC or a Named Lienholder from dealers in the ordinary course of business. One of the Named Lienholders will be the registered lienholder on the certificates of title to each of the financed vehicles.

     The receivables were selected from the portfolio of BVAC for purchase by the depositor according to several criteria, including that each receivable:

     - is secured by a new or used vehicle;

     - provides for level monthly payments (except for the initial down payment, which may be different from the level payments) that fully amortize the amount financed over the original term to maturity of the receivable;

     - is not more than           days past due as of the cutoff date;

     - is a precomputed receivable or a simple interest receivable;

     - has an original term to stated maturity of not more than           months
       and not less than           months;

     - has a remaining term to stated maturity of not more than months and not
       less than           months; and

     - has a contract rate of interest (exclusive of prepaid finance charges) of
       not less than      %.

     The weighted average remaining term to stated maturity of the receivables
was approximately           months as of           .

     Approximately      % of the aggregate principal balance of the receivables
as of           are simple interest contracts which provide for equal monthly
payments. Approximately      % of the aggregate principal balance of the
receivables as of           are precomputed receivables originated in the State
of California. All of such precomputed receivables are rule of 78's receivables.
Approximately      % of the aggregate principal balance of the receivables as of represent financing of new vehicles; the remainder of the receivables represent financing of used vehicles.

     Receivables representing more than 10% of the aggregate principal balance
of the receivables as of           were originated in the States of
and           . The performance of the receivables in the
aggregate could be adversely affected in particular by the development of adverse economic conditions in such states.

     The trust is obligated to purchase subsequent receivables on a subsequent transfer date only if the subsequent receivables satisfy certain criteria, including that:

     - [describe criteria specific to the particular transaction].

     In addition, the trust is obligated to purchase the subsequent receivables only if the weighted average remaining term of the receivables (including the
subsequent receivables) is not more than           months. The trust will
determine whether the receivables satisfy the above criteria based on the
characteristics of the initial receivables as of           and any subsequent
receivables as of the related subsequent cutoff date.

     The initial receivables will represent approximately      % of the initial
aggregate principal balance of the certificates. However, except for the criteria described in the preceding paragraphs, the subsequent receivables are not required to have any other specified criteria. Therefore, following the transfer of subsequent receivables to the trust, the aggregate characteristics of the entire receivables pool, including the composition of the receivables, the distribution by contract rate and the geographic distribution, may vary significantly from those of the initial receivables.

         COMPOSITION OF THE RECEIVABLES BY FINANCED VEHICLE TYPE AS OF

                                                                                     WEIGHTED    WEIGHTED   PERCENT OF
                                            AGGREGATE    ORIGINAL      WEIGHTED       AVERAGE    AVERAGE    AGGREGATE
                               NUMBER OF    PRINCIPAL    PRINCIPAL      AVERAGE      REMAINING   ORIGINAL   PRINCIPAL
                              RECEIVABLES   BALANCE(1)    BALANCE    CONTRACT RATE    TERM(2)    TERM(3)    BALANCE(4)
                              -----------   ----------   ---------   -------------   ---------   --------   ----------
New Automobiles.............                 $            $                   %                                     %
New Light-Duty Trucks.......
New Motorcycles.............
New Recreational Vehicles...
New Sport Utility
  Vehicles..................
New Vans....................
Used Automobiles............
Used Light-Duty Trucks......
Used Motorcycles............
Used Recreational
  Vehicles..................
Used Sport Utility
  Vehicles..................
Used Vans...................
                                ------       -------      -------       ------        -------      ---        ------
All Receivables.............                 $            $                   %                               100.00%
                                ======       =======      =======       ======        =======      ===        ======

---------------

(1) Sum may not equal the aggregate principal balance of receivables due to rounding.

(2) Expressed in months. Based on stated maturity as of the cutoff date and assuming no prepayments of the receivables.

(3) Expressed in months. Based on stated maturity as of the origination date and assuming no prepayment of the receivables.

(4) Sum may not equal 100% due to rounding.

   DISTRIBUTION OF THE RECEIVABLES BY REMAINING TERM TO STATED MATURITY AS OF

                                                                                 PERCENT OF
                                                                    AGGREGATE    AGGREGATE
                                                       NUMBER OF    PRINCIPAL    PRINCIPAL
REMAINING TERM                                        RECEIVABLES   BALANCE(1)   BALANCE(2)
--------------                                        -----------   ----------   ----------
     months.........................................                 $                   %
     to      months.................................
     to      months.................................
     to      months.................................
     to      months.................................
     to      months.................................
     to      months.................................
     to      months.................................
                                                        ------       -------       ------
Total...............................................                 $             100.00%
                                                        ======       =======       ======

---------------

(1) Sum may not equal the aggregate principal balance of receivables due to rounding.

(2) Sum may not equal 100% due to rounding.

                GEOGRAPHIC DISTRIBUTION OF THE RECEIVABLES AS OF

                                                                                 PERCENT OF
                                                                     AGGREGATE   AGGREGATE
                                                        NUMBER OF    PRINCIPAL   PRINCIPAL
STATE(1)(2)                                            RECEIVABLES    BALANCE    BALANCE(3)
-----------                                            -----------   ---------   ----------
                                                                      $                  %

                                                         ------       -------      ------
Total................................................                 $            100.00%
                                                         ======       =======      ======

---------------

(1) Based on address of the borrower.

(2) No other state accounts for greater than 1.00% of the aggregate principal balance of the receivables.

(3) Sum may not equal 100% due to rounding.

(4) Includes military personnel located outside the United States.

      DISTRIBUTION OF THE RECEIVABLES BY FINANCED VEHICLE MODEL YEAR AS OF

                                                                                 PERCENT OF
                                                                     AGGREGATE   AGGREGATE
                                                        NUMBER OF    PRINCIPAL   PRINCIPAL
MODEL YEAR                                             RECEIVABLES    BALANCE    BALANCE(1)
----------                                             -----------   ---------   ----------
or Prior.............................................                 $                  %

                                                         ------       -------      ------
Total................................................                 $            100.00%
                                                         ======       =======      ======

---------------

(1) Sum may not equal 100% due to rounding.

             DISTRIBUTION OF THE RECEIVABLES BY CONTRACT RATE AS OF

                                                                                 PERCENT OF
                                                                     AGGREGATE   AGGREGATE
                                                        NUMBER OF    PRINCIPAL   PRINCIPAL
CONTRACT RATE RANGE                                    RECEIVABLES    BALANCE    BALANCE(1)
-------------------                                    -----------   ---------   ----------
     to     %........................................                 $                  %
     to     %........................................
     to     %........................................
     to     %........................................
     to     %........................................
     to     %........................................
     to     %........................................
     to     %........................................
     to     %........................................
     to     %........................................
     to     %........................................
     to     %........................................
     to     %........................................
     to     %........................................
     to     %........................................
     to     %........................................
     to     %........................................
     to     %........................................
     to     %........................................
     to     %........................................
     to     %........................................
                                                         ------       -------     -------
Total................................................                 $            100.00%
                                                         ======       =======     =======

---------------

(1) Sum may not equal 100% due to rounding.

              FICO SCORES OF AUTOMOBILE RECEIVABLES AT ORIGINATION

                                                                                 PERCENT OF
                                                       NUMBER OF    AGGREGATE    AGGREGATE
                                                      AUTOMOBILE    PRINCIPAL    PRINCIPAL
RANGE OF FICO SCORES                                  RECEIVABLES   BALANCE(1)   BALANCE(2)
--------------------                                  -----------   ----------   ----------
Not available.......................................                 $                   %
600 or less.........................................
601-620.............................................
621-640.............................................
641-660.............................................
661-680.............................................
681-700.............................................
701-720.............................................
721-740.............................................
741-760.............................................
761-780.............................................
781-800.............................................
801-820.............................................
821-840.............................................
841-860.............................................
                                                        ------       -------       ------
Total...............................................                 $             100.00%
                                                        ======       =======       ======

---------------

(1) Sum may not equal the aggregate principal balance of automobile receivables due to rounding.

(2) Sum may not equal 100% due to rounding.

DELINQUENCY AND NET CREDIT LOSSES

     We have set forth below certain information about the experience of BVAC relating to delinquencies and net losses on its fixed rate retail automobile, light truck, motorcycle, recreational vehicle, sport utility vehicle and van receivables serviced by BVAC. We cannot assure you that the delinquency and net loss experience of the receivables will be comparable to that set forth in the following tables.

DELINQUENCY EXPERIENCE(1)

                                                     AT DECEMBER 31,
                          ---------------------------------------------------------------------
                                   [ ]                     [ ]                     [ ]
                          ---------------------   ---------------------   ---------------------
                          NUMBER OF                NUMBER OF               NUMBER OF
                          RECEIVABLES   AMOUNT    RECEIVABLES   AMOUNT    RECEIVABLES   AMOUNT
                          -----------   -------   -----------   -------   -----------   -------
                                                 (DOLLARS IN THOUSANDS)
Servicing portfolio.....                $                       $                       $
Delinquencies...........
  30-59 days............
  60-89 days............
  90 days or more.......
Total delinquencies.....                $                       $                       $
Total delinquencies as a
  percent of servicing
  portfolio.............          %            %          %            %          %            %
                            ======      =======     ======      =======     ======      =======

---------------

(1) Sums may not total due to rounding.

                           CREDIT LOSS EXPERIENCE(1)

                                                 YEAR ENDED DECEMBER 31,
                          ---------------------------------------------------------------------
                                   [ ]                     [ ]                     [ ]
                          ---------------------   ---------------------   ---------------------
                           NUMBER OF               NUMBER OF               NUMBER OF
                          RECEIVABLES   AMOUNT    RECEIVABLES   AMOUNT    RECEIVABLES   AMOUNT
                          -----------   -------   -----------   -------   -----------   -------
                                                 (DOLLARS IN THOUSANDS)
Avg. servicing
  portfolio(2)..........                $                       $                       $
Gross charge-offs.......
Recoveries(3)...........
Net losses..............                $                       $                       $
Gross charge-offs as a %
  of average servicing
  portfolio(4)..........         %            %          %            %          %            %
Recoveries as a % of
  gross charge-offs.....         %            %          %            %          %            %
Net losses as a % of
  average servicing
  portfolio(4)..........         %            %          %            %          %            %

---------------

(1) There is generally no recourse to dealers under any of the receivables in the portfolio serviced by BVAC, except to the extent of limited representations and warranties made by dealers in connection with such receivables.

(2) Equals the monthly arithmetic average, and includes receivables sold in prior securitization transactions.

(3) Recoveries include recoveries on receivables previously charged off, cash recoveries and unsold repossessed assets carried at fair market value.

(4) Variation in the size of the portfolio serviced by BVAC will affect the percentages in "Gross charge-offs as a percentage of average servicing portfolio" and "Net losses as a percentage of average servicing portfolio."

(5) Percentages are annualized in "Gross charge-offs as a percentage of average servicing portfolio" and "Net losses as a percentage of average servicing portfolio" for partial years.

                      YIELD AND PREPAYMENT CONSIDERATIONS

GENERAL

     Monthly interest will be distributed to Class A and Class B certificateholders on each distribution date to the extent of the pass-through interest rate applicable to each offered certificate applied to the aggregate certificate balance as of the preceding distribution date or the closing date, as applicable (after giving effect to payments of principal on such preceding distribution date). See "The Offered Certificates -- Distributions on the Offered Certificates" in this prospectus supplement.

     Upon a full or partial prepayment on a receivable, Class A and Class B certificateholders should receive interest for the full month of such prepayment either:

          (1) through the distribution of interest paid on the receivables;

          (2) by an advance from the servicer;

          (3) from a withdrawal from the spread account; or

          (4) by a draw on the policy.

     Although the receivables will have different contract rates, the contract rate on a small percentage of the receivables will generally exceed the sum of:

          (1) the weighted average of the pass-through interest rates on the Class A and Class B certificates;

          (2) the per annum rate used to calculate the insurance premium paid to the insurer; and

          (3) the per annum rate used to calculate the monthly servicing fee.

     However, the contract rate on a small percentage of the receivables will be less than the foregoing sum. Disproportionate rates of payments between receivables with higher and lower contract rates could affect the ability of the trust to pay Monthly Interest to you to the extent not paid by the policy, which could result in a loss with respect to the receivables. See "Risk
Factors -- Rapid Prepayments May Reduce Your Anticipated Yield" and "Weighted Average Life of the Securities" in the accompanying prospectus.

MANDATORY REPURCHASE

     If any pre-funded amount remains in the pre-funding account at the end of the pre-funding period, the trustee will pay such amount to the certificateholders on the payment date on or immediately following the last day of the pre-funding period. The trustee will pay the amount, which will be applied as a principal prepayment of the certificates, to the certificateholders pro rata, based on the initial principal amounts of the certificates held by the certificateholders.

                            THE OFFERED CERTIFICATES

     The offered certificates will be issued pursuant to the pooling and servicing agreement. You may request a copy of this agreement (without exhibits) by contacting the servicer at the address set forth under "Reports to Certificateholders" in this prospectus supplement. The following description is only a summary of the material provisions of the pooling and servicing agreement. For a more detailed description of the pooling and servicing agreement, you should read the entire pooling and servicing agreement.

SALE AND ASSIGNMENT OF RECEIVABLES; SUBSEQUENT RECEIVABLES

     We have described the conveyance of the initial receivables (1) from BVAC to the depositor pursuant to the purchase agreement dated as of between BVAC and the depositor and (2) from the depositor to the trust pursuant to the pooling and servicing agreement in the accompanying prospectus under the heading "Description of the Transfer and Servicing Agreements -- Sale and Assignment of Receivables." In addition, during the funding period, BVAC will be obligated to sell to the depositor and the depositor will be obligated to sell to the trust, subsequent receivables having an aggregate principal
balance equal to the pre-funded amount of approximately $     to the extent that
subsequent receivables are available.

     On each subsequent transfer date during the funding period, BVAC will sell and assign to the depositor, and the depositor will sell and assign to the trust, without recourse, its interest in the subsequent receivables. The subsequent receivables will be designated by BVAC as of the related subsequent cutoff date and identified in a schedule attached to a subsequent assignment instrument relating to such subsequent receivables. Such instrument will be executed and delivered on such subsequent transfer date by the depositor for delivery to the trustee pursuant to the pooling and servicing agreement, subject to the conditions described below.

     Any conveyance of subsequent receivables is subject to the satisfaction of the following conditions, among others, on or before the related subsequent transfer date:

          (i) each such subsequent receivable must satisfy the eligibility criteria specified in the pooling and servicing agreement and shall not have been selected from among such eligible receivables in a manner that BVAC or the depositor deems adverse to the interests of the certificateholders;

          (ii) as of the related subsequent cutoff date, the receivables in the trust at that time, including the subsequent receivables to be conveyed by the depositor as of such subsequent cutoff date, will satisfy the criteria described in this prospectus supplement under the heading "The Receivables Pool" and in the accompanying prospectus under the heading "The Receivables Pools"; and

          (iii) BVAC shall have executed and delivered to the depositor, and the depositor shall have executed and delivered to the trustee, a written assignment conveying such subsequent receivables to the depositor and the trust, respectively (including a schedule identifying such subsequent receivables).

     Moreover, any such conveyance of subsequent receivables will also be
subject to the satisfaction of the following requirements within           days
after the termination of the funding period:

          (i) the depositor must deliver certain opinions of counsel to the trustee and the rating agencies with respect to the validity of the conveyance of the subsequent receivables to the trust;

          (ii) the trustee shall have received written confirmation from a firm of certified independent public accountants that the receivables, including the subsequent receivables, satisfy the criteria described in this prospectus supplement under the heading "The Receivables Pool" and in the accompanying prospectus under the heading "The Receivables Pools;" and

          (iii) the rating agencies shall have notified the depositor in writing that, following the addition of the subsequent receivables to the trust, the certificates will continue to be rated by such rating agencies in at least the same rating categories in which they were rated on the closing date.

     Such confirmation of the ratings of the certificates may depend on factors other than the characteristics of the subsequent receivables, including the delinquency, repossession and net loss experience on the automobile, light duty truck, motorcycle, recreational vehicle, sport utility vehicle and van receivables in the portfolio serviced by the servicer. BVAC will immediately repurchase from the trustee, at a price equal to the purchase amount, any subsequent receivable that fails to satisfy any of the foregoing conditions subsequent.

     Subsequent receivables may be or may have been acquired by BVAC at a later date using credit criteria different from those that were applied to the initial receivables. See "The Receivables Pool" in this prospectus supplement.

ACCOUNTS

     Certificate Account. Pursuant to the pooling and servicing agreement, there will be established and maintained an account (the "certificate account") with and in the name of the trust on behalf of the certificateholders and the insurer, into which all payments made on or in respect of the receivables will be deposited and from which all payments on the certificates will be made. The amounts on deposit in this account will be invested by the trustee in eligible investments.

     Spread Account. On the closing date, the trustee will establish the spread account for the benefit of the certificateholders and the insurer, into which
the depositor will deposit an amount equal to      % of the initial aggregate
principal balance of the certificates. Thereafter, the amount held in the spread account will increase up to the required spread amount by the deposit of payments on the receivables not used to make payments to the certificateholders (other than the Class IC certificateholder), the insurer and the servicer for the monthly servicing fee and any permitted reimbursements of outstanding advances on any payment date. Although we intend for the amount on deposit in the spread account to grow over time to equal the required spread amount through monthly deposits of any excess collections on the receivables, we cannot assure you that such growth will actually occur. On each payment date, any amounts on deposit in the spread account, after the payment of any amounts owed to the certificateholders and the insurer, in excess of the required spread amount will be distributed to the depositor.

     Under the terms of the pooling and servicing agreement, the trustee will withdraw funds from the spread account to the extent available and transfer such funds to the certificate account for any deficiency of Monthly Interest or Monthly Principal as further described below under "The Offered
Certificates -- Distributions on the Certificates."

     If the balance of the spread account is reduced to zero and the insurer defaults on the policy on any payment date, the trust will depend solely on current distributions on the receivables to make distributions of principal and interest on the certificates. In addition, because the market value of motor vehicles generally declines with age and because of difficulties that may be encountered in enforcing motor vehicle contracts as described in the accompanying prospectus under "Certain Legal Aspects of the Receivables," the servicer may not recover the entire amount due on such receivables in the event of a repossession and resale of a financed vehicle securing a receivable in default. In such event, you may suffer a corresponding loss which will be borne first by the Class B certificateholders, pro rata up to the aggregate principal balance of the Class B certificates, and then pro rata by the Class A certificateholders.

     Payahead Account. The servicer will establish a payahead account in the name of the trustee on behalf of obligors on the receivables and the certificateholders. The payahead account will initially be maintained with the trustee. To the extent required by the pooling and servicing agreement, early payments by or on behalf of obligors on precomputed receivables will be deposited in the payahead account until such time as the payment becomes due. Until such time as payments are transferred from the payahead account to the certificate account, they will not constitute collected interest or collected principal and will not be available for payment to certificateholders. We will pay the interest earned on the balance in the payahead account to the servicer each month. We will apply collections received on a precomputed receivable during a collection period first to any overdue scheduled payment on such receivable, then to the scheduled payment on such receivable due in such collection period. If the amount collected on a precomputed receivable exceeds the amount required for any overdue scheduled payment or scheduled payment, but is insufficient to prepay the precomputed receivable in full, then generally such excess collections will be transferred to and kept in the payahead account until such amount may be applied either to a later scheduled payment or to prepay such receivable in full.

SUBORDINATION OF THE CLASS B CERTIFICATES

     The rights of the Class B certificateholders to receive distributions with respect to the receivables will be subordinated to such rights of the Class A certificateholders to the extent described in this prospectus supplement. This subordination is intended to enhance the likelihood of timely receipt by the Class A certificateholders of the full amount of interest and principal distributable to them on each payment date, and to afford the Class A certificateholders limited protection against losses due to losses on the receivables.

     No distribution of interest will be made to the Class B certificateholders on any payment date until the full amount of interest payable on the Class A certificates on such payment date has been distributed to the Class A certificateholders, and no distribution of principal will be made to the Class B certificateholders on any payment date until the full amount of Class A Monthly Interest and Class A Monthly Principal payable on such payment date has been paid. Distributions of interest on the Class B certificates will not be subordinated to distributions of principal of the Class A certificates. Because the rights of the Class B certificateholders to receive distributions of principal will be subordinated to the rights of the Class A certificateholders to receive distributions of interest and principal, the Class B certificates will be more likely than the Class A certificates to suffer losses due to losses on the receivables. If the aggregate amount of losses on the receivables exceed the amount on deposit in the spread account and the insurer defaults on the policy, Class B certificateholders may not recover their initial investment in the Class B certificates.

     The Class A certificateholders are protected by their rights to receive distributions on the receivables before the Class B certificateholders receive distributions, in the manner and to the extent described above. In addition, if there are delinquencies or losses on the receivables, the Class A certificateholders may be protected by the funds, if any, in the spread account and by policy.

ADVANCES

     With respect to each receivable delinquent more than 30 days at the end of a collection period, the servicer will make an advance in an amount equal to 30 days of interest but only if the servicer, in its sole discretion, expects to recover the advance from subsequent collections on the receivable. The servicer will deposit the advance in the certificate account on or before the third business day before the distribution date. The servicer will recover its advance from subsequent payments by or on behalf of the respective obligor from insurance proceeds or, upon the servicer's determination that reimbursement from the preceding sources is unlikely, will recover its advance from any collections made on other receivables.

DISTRIBUTIONS ON THE OFFERED CERTIFICATES

     Available Funds. The servicer will deposit in the certificate account the aggregate principal and interest payments, including full and partial prepayments (except certain prepayments in respect of precomputed receivables as described above under "The Offered Certificates -- Accounts") received on all receivables with respect to the preceding collection period. The funds available for distribution on the next distribution date ("Available Funds") will consist of:

          (1) payments received from obligors in respect of the receivables (net of any amount required to be deposited to the payahead account in respect of precomputed receivables);

          (2) any net withdrawal from the payahead account in respect of precomputed receivables;

          (3) interest earned on funds on deposit in the certificate account and payahead account;

          (4) liquidation proceeds received in respect of receivables;

          (5) advances received from the servicer in respect of interest on certain delinquent receivables;

          (6) amounts received in respect of required repurchases or purchases of receivables by BVAC or the servicer and any related indemnity payments;

          (7) proceeds from any insurance policies related to the receivables or the financed vehicles; and

          (8) recoveries with respect to charged-off receivables.

     As an administrative convenience, the servicer will be permitted to make the deposit of collections and aggregate advances and purchase amounts for or with respect to the collection period net of distributions to be made to the servicer with respect to the collection period (as described below). The servicer, however, will account to the trustee and to the certificateholders as if all deposits and distributions were made individually.

     The servicer will determine the amount of funds necessary to make distributions of Monthly Principal and Monthly Interest to the holders of the offered certificates and to pay the monthly servicing fee to the servicer and the monthly standby servicing fee to the standby servicer. If there is a deficiency with respect to Monthly Interest or Monthly Principal on any distribution date, after giving effect to payments of the monthly servicing fee and monthly standby servicing fee and permitted reimbursements of outstanding advances to the servicer on such distribution date, or if there is a deficiency with respect to the monthly servicing fee or monthly standby servicing fee, the servicer will direct the trustee to withdraw amounts from the spread account, up to the amount on deposit in such account. If there remains a deficiency of Monthly Interest or Monthly Principal or the monthly servicing fee or monthly standby servicing fee after such a withdrawal, the servicer will notify the trustee of the remaining deficiency, and the trustee will draw on the policy, up to the Policy Amount, to pay Monthly Interest, Monthly Principal, and the monthly servicing fee and monthly standby servicing fee.

     Distributions. On each distribution date, the trustee will use the Available Funds (plus any amounts withdrawn from the spread account or drawn on the policy, as applicable) to make the following distributions in the following priority:

          (a) without duplication, an amount equal to the sum of (1) the amount of outstanding advances in respect of receivables that became charged-off receivables during the prior collection period plus (2) the amount of outstanding advances in respect of receivables that the servicer determines to be unrecoverable, to the servicer;

          (b) the monthly servicing fee, including any overdue monthly servicing fee, to the servicer to the extent not previously distributed to the servicer, the monthly standby servicing fee (which standby servicing fee
     shall not exceed $          in the aggregate), including any overdue
     monthly standby servicing fee, to the standby servicer to the extent not previously distributed to the standby servicer, as well as expense reimbursements and indemnities owed to the servicer and standby servicer (subject to the foregoing limitations), and to any successor servicer, the costs and expenses incurred by such successor servicer in connection with the transfer of servicing (which costs and expenses shall not exceed
     $          in the aggregate without the prior written consent of the
     insurer and the receipt of rating agency confirmations that the then-current ratings on the certificates will not be adversely affected) and to the extent Available Funds are insufficient on any payment date to make all such payments, such Available Funds shall be distributed pro rata with respect to the foregoing payments;

          (c) pro rata, Class A Monthly Interest (including any overdue amounts) to the Class A certificateholders;

          (d) pro rata, Class B Monthly Interest (including overdue amounts) to the Class B certificateholders;

          (e) pro rata, Class A Monthly Principal (including any overdue amounts) to the Class A certificateholders;

          (f) pro rata, Class B Monthly Principal (including any overdue amounts) to the Class B certificateholders;

          (g) the insurance premium including any overdue insurance premium plus any accrued interest to the insurer;

          (h) the servicing fee and standby servicing fee, as well as expense reimbursements and indemnities owed to the servicer and standby servicer and costs and expenses incurred by any successor servicer (to the extent not paid pursuant to clause (b) above), the servicer, the standby servicer and any successor servicer, respectively;

          (i) the amount of recoveries of advances (to the extent such recoveries have not previously been reimbursed to the servicer pursuant to clause (a) above), to the servicer;

          (j) the aggregate amount of any unreimbursed draws on the policy payable to the insurer under the insurance and reimbursement agreement, for Monthly Interest, Monthly Principal and any other amounts owing to the insurer under the insurance and reimbursement agreement plus accrued interest thereon; and

          (k) the balance into the spread account.

     Payments due the insurer on a distribution date as described in clause (j) above will be payable from Available Funds, after distribution of the amounts described in clauses (a) through and including (i) above. After all distributions pursuant to clauses (a) through (k) above have been made for each payment date, the amount of funds remaining in the spread account on such date, if any, in excess of the required spread amount (after payment of all amounts owed to the insurer), will be distributed to the Class IC certificateholder.

     Any amounts distributed to the Class IC certificateholder will no longer be property of the trust and will not be available to make payments to you.

     Definitions. The following defined terms are used in this "Distributions on the Offered Certificates" section.

     "Monthly Principal" for any distribution date will equal the sum of Class A Monthly Principal and Class B Monthly Principal.

     "Class A Monthly Principal" for any payment date will equal the amount necessary to reduce the aggregate principal balance of the Class A certificates
to      % of the aggregate unpaid principal balances of the receivables on the last day of the preceding collection period; provided, however, that Class A Monthly Principal on the final scheduled payment date will equal the aggregate principal balance of the Class A certificates on such date.

     "Class B Monthly Principal" for any payment date will equal the amount necessary to reduce the aggregate principal balance of the Class B certificates
to      % of the sum of the aggregate unpaid principal balances of the receivables on the last day of the preceding collection period; provided, however, that Class B Monthly Principal on the final scheduled payment date will equal the aggregate principal balance of the Class B certificates on such date.

     If there is a shortfall in Available Funds on any distribution date, the amount of Monthly Principal otherwise distributable to Class A and Class B certificateholders will be reduced by the lesser of: (1) the amount of such shortfall or (2) the amount, if any, by which the aggregate outstanding certificate balance of the Class A and Class B certificates as of the preceding distribution date (after giving effect to all distributions of principal on such date) was less than the aggregate principal balance of the receivables pool as of the end of the related collection period. For the purpose of determining Monthly Principal, Class A Monthly Principal and Class B Monthly Principal, the unpaid principal balance of a charged-off receivable or a receivable required to be purchased or repurchased by BVAC or the servicer will be zero as of the end of the collection period in which such receivable became a charged-off receivable or a purchased receivable. In no event will Monthly Principal exceed the aggregate outstanding certificate balance of the Class A and Class B certificates.

     A charged-off receivable for any collection period is a receivable as to which the earliest to occur of any of the following has occurred: (1) any payment, or part thereof, is 120 days or more delinquent as of the last day of such collection period; (2) the financed vehicle that secures the receivable has been repossessed and liquidated; or (3) the receivable has been determined to be uncollectable in accordance with the servicer's customary practices on or prior to the last day of such collection period; provided, however, that any receivable which the depositor or the servicer is obligated to repurchase or purchase pursuant to the pooling and servicing agreement shall be deemed not to be a defaulted receivable unless not repurchased within the time period provided for in the pooling and servicing agreement.

     "Monthly Interest" for any distribution date will equal the sum of Class A Monthly Interest and Class B Monthly Interest.

     "Class A Monthly Interest" generally means for any distribution date, the product of the following:

          (a) one-twelfth of the Class A interest rate, and

          (b) the aggregate certificate balance of the Class A certificates as of the immediately preceding distribution date or, in the case of the first distribution date, the closing date (after giving effect to any distribution of principal made on such distribution date).

     "Class B Monthly Interest" generally means for any distribution date, the product of the following:

          (a) one-twelfth of the Class B interest rate, and

          (b) the aggregate certificate balance of the Class B certificates as of the immediately preceding distribution date or, in the case of the first distribution date, the closing date (after giving effect to any distribution of principal made on such distribution date).

     Example of Distribution Date Activities. The following chart sets forth an example of the application of the foregoing provisions to the first distribution date on:

     [          ]. ........  The collection period for each distribution date is the calendar month preceding the distribution date.
                             The servicer receives monthly payments,
                             prepayments, and other proceeds in respect of the receivables and deposits them in the certificate account. The servicer may deduct the monthly servicing fee from such deposits.

     [          ]. ........  The determination date is the           calendar
                             day of the month, or if such day is not a business day, the first business day thereafter. On or before this date, the servicer delivers the servicer's certificate to the trustee setting forth the amounts to be distributed on the distribution date and the amounts of any deficiencies. If necessary, the trustee notifies the insurer of any draws in respect of the policy.

     [          ]. ........  The record date is the last day of the collection period before the distribution date. Payments on the distribution date are made to certificateholders of record at the close of business on this date.

     [          ]. ........  The distribution date is the           calendar day
                             of the month, or if such day is not a business day, the first business day thereafter. The trustee withdraws funds from the certificate account and, as necessary, from the spread account and then draws on the policy, if necessary, to pay Monthly
                             Interest and Monthly Principal to the
                             certificateholders as described in this prospectus supplement, pays the monthly servicing fee and monthly standby servicing fee, each to the extent not previously paid, pays the insurance premium and all other amounts owing to the insurer.

DISTRIBUTIONS ON THE CLASS IC CERTIFICATE

     The Class IC certificate will be initially issued to the depositor and will entitle the depositor to receive all funds after payment of all amounts owed to the Class A and Class B certificateholders, the servicer and the insurer. On or after the termination of the trust, the Class IC certificateholder is entitled to receive any amounts remaining in the trust (only after all required payments to the insurer are made) after the payment of expenses and payments to the Class A and Class B certificateholders. See "The Offered Certificates -- Accounts" and "The Offered Certificates -- Distributions on the Offered Certificates" above.

THE POLICY

     On or before the closing date, the depositor, the trust, BVAC and the insurer will enter into the insurance and reimbursement agreement pursuant to which the insurer will issue an unconditional and irrevocable insurance policy. Subject to the terms of the policy, the insurer will guarantee the payment of the monthly servicing fee, Monthly Interest and Monthly Principal up to the Policy Amount. Under the terms of the pooling and servicing agreement, after withdrawal of any amounts in the spread account with respect to a distribution date to pay a deficiency in Monthly Interest or Monthly Principal, the trustee will be authorized to draw on the policy to pay a deficiency in the monthly servicing fee, Monthly Interest or Monthly Principal, and credit the certificate account for such draws as described above under "The Offered Certificates -- Distributions on the Offered Certificates."

     The maximum amount that may be drawn under the policy on any distribution date is limited to the policy amount for such distribution date. The policy amount with respect to any distribution date will equal:

          (A) the sum of:

             (1) the monthly servicing fee; and

             (2) Monthly Interest; and

             (3) the lesser of (a) the outstanding aggregate certificate balance of the Class A and Class B certificates on such distribution date (after giving effect to any distributions of Available Funds and any amounts withdrawn from the spread account on such distribution date) and (b) the initial aggregate certificate balances of the Class A and Class B certificates minus all amounts drawn on the policy or withdrawn from the spread account with respect to principal;

          (B) less:

     all amounts on deposit in the spread account on such distribution date (after giving effect to any funds withdrawn from the spread account to pay Monthly Principal on such distribution date).

     The policy will also cover any amount paid or required to be paid by the trust to Class A and Class B certificateholders that is sought to be recovered as a voidable preference by a trustee in bankruptcy of BVAC or the depositor pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

     The insurer will be entitled to receive the insurance premium and certain other amounts on each distribution date as described under "The Offered Certificates -- Distributions on the Offered Certificates" and to receive amounts on deposit under the spread account as described under "The Offered Certificates -- Accounts." Generally, the insurance premium for a distribution date will be the product of (x) one three hundred sixtieth (1/360th) of the policy per annum fee rate (as set forth in the insurance and reimbursement agreement), (y) the actual days elapsed and (z) the aggregate certificate balance of the Class A and Class B certificates as of the preceding distribution date (after giving effect to all payments of principal on such date). The insurer will not be entitled to reimbursement of any amounts from the Class A and Class B certificateholders. The insurer's obligation under the policy is irrevocable and unconditional. The insurer will have no obligation to the Class A and Class B certificateholders or the trustee, other than its obligations under the policy.

     If the spread account balance has been reduced to zero and there has been a default under the policy, the trust will depend solely on current collections on the receivables to make payments of principal and interest on the offered certificates. In addition, because the market value of motor vehicles generally declines with age and because of difficulties that may be encountered in enforcing motor vehicle contracts as described in the accompanying prospectus under "Certain Legal Aspects of the Receivables," the servicer may not recover the entire amount due on such receivables in the event of a repossession and resale of a financed vehicle securing a receivable in default. In such event, first, the Class B certificateholders and second, the Class A certificateholders may suffer a corresponding loss. Any such losses by the Class A and Class B certificateholders will be borne pro rata based upon the relative certificate balances of the outstanding classes. See "The Offered
Certificates -- Distributions on the Offered Certificates" above.

RIGHTS OF THE INSURER UPON SERVICER DEFAULT, AMENDMENT OR WAIVER

     Upon the occurrence of an event of default by the servicer under the pooling and servicing agreement, the insurer, or the trustee upon the consent of the insurer, will be entitled to appoint a successor servicer. In addition to the events constituting an event of default as described in the accompanying prospectus, the pooling and servicing agreement will also permit the insurer to appoint a successor servicer and to redirect payments made under the receivables to the trustee upon the occurrence of certain additional events involving a failure of performance by the servicer or a material misrepresentation made by the servicer under the insurance and reimbursement agreement.

     The pooling and servicing agreement cannot be amended or any provisions thereof waived without the consent of the insurer if such amendment or waiver would have a materially adverse effect upon the rights of the insurer.

                                 [THE INSURER]
               [Information about the insurer will be provided.]

                         REPORTS TO CERTIFICATEHOLDERS

     Unless and until definitive certificates are issued (which will occur only under the limited circumstances described in the accompanying prospectus),
          , as trustee, will provide monthly and annual statements concerning the trust and the offered certificates to Cede & Co., the nominee of The Depository Trust Company, as registered holder of the offered certificates. Such statements will not constitute financial statements prepared in accordance with generally accepted accounting principles. A copy of the most recent monthly or annual statement concerning the trust and the offered certificates may be obtained by contacting the servicer at Bay View Acceptance Corporation, 818 Oak Park Road, Covina, California 91724 (telephone (650) 312-7393).

                              ERISA CONSIDERATIONS

     Subject to the considerations set forth under "ERISA Considerations" in the accompanying prospectus, the Class A certificates may be purchased by an employee benefit plan or an individual retirement account (a "Benefit Plan") subject to the fiduciary responsibility provisions of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"). A fiduciary of a Benefit Plan must determine that the purchase of a Class A certificate is consistent with its fiduciary duties under ERISA and does not result in a nonexempt prohibited transaction as defined in Section 406 of ERISA or Section 4975 of the Code. Section 406 of ERISA prohibits parties in interest with respect to a Benefit Plan from engaging in certain transactions (including loans) involving a Benefit Plan and its assets unless a statutory or administrative exemption applies to the transaction. Section 4975 of the Code imposes certain excise taxes (or, in some cases, a civil penalty may be assessed pursuant to section 502(i) or 502(l) of ERISA) on disqualified persons who engage in non-exempt prohibited transactions or breaches of fiduciary duty.

     For additional information regarding treatment of the Class A certificates under ERISA, See "ERISA Considerations" in the accompanying prospectus.

     Benefit Plans should not purchase Class B certificates because the Class B certificates are subordinate to the Class A certificates.

                                  UNDERWRITING

     Under the terms and subject to the conditions set forth in the underwriting
agreement for the sale of the offered certificates, dated           , the
underwriters,           , have agreed, subject to the terms and conditions set
forth therein, to purchase all the offered certificates.

     The underwriters propose to offer part of the offered certificates directly to you at the prices set forth on the cover page of this prospectus supplement and part to certain dealers at a price that represents a concession not in
excess of      % of the denominations of the Class A certificates and      % of
the denominations of the Class B certificates. The underwriters may allow and
such dealers may reallow a concession not in excess of      % of the
denominations of the Class A certificates and      % of the denominations of the
Class B certificates.

     The depositor and BVAC have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

     The underwriters tell us that they intend to make a market in the offered certificates, as permitted by applicable laws and regulations. However, the underwriters are not obligated to make a market in the offered certificates and any such market-making may be discontinued at any time at the sole discretion of the underwriters. Accordingly, we give no assurances regarding the liquidity of, or trading markets for, the offered certificates.

     In connection with this offering, the underwriters may over-allot or effect transactions which stabilize or maintain the market price of the offered certificates at a level above that which might otherwise prevail in the open market. Such stabilizing, if commenced, may be discontinued at any time.

     In the ordinary course of their businesses, the underwriters and their respective affiliates have engaged and may in the future engage in investment banking, commercial banking and other advisory or commercial relationships with the depositor, BVAC and their affiliates.

     We will receive proceeds of $          from the sale of the offered
certificates, before deducting our net expenses estimated to be $          .

                                 LEGAL OPINIONS

     Certain legal matters relating to the offered certificates will be passed upon for the depositor and the trust by Patton Boggs LLP, Dallas, Texas, and for
the underwriters by           . Certain federal income tax consequences with
respect to the offered certificates will be passed upon for the trust by Patton Boggs LLP.

                                    EXPERTS
                               [To Be Completed]

                            INDEX OF PRINCIPAL TERMS

     We have listed below the terms used in this prospectus supplement and the pages where definitions of the terms can be found.

Available Funds.............................................  S-22
Bank........................................................   S-1
Benefit Plan................................................  S-27
BVAC........................................................   S-1
BVFC........................................................  S-11
BVCC........................................................   S-1
Code........................................................  S-27
Class A Monthly Interest....................................  S-24
Class B Monthly Interest....................................  S-25
Class A Monthly Principal...................................  S-24
Class B Monthly Principal...................................  S-24
Closing Date................................................   S-5
Cutoff Date.................................................   S-1
ERISA.......................................................   S-8
Monthly Interest............................................  S-24
Monthly Principal...........................................  S-24
Named Lienholders...........................................   S-4
Offered Certificates........................................   S-2
Policy Amount...............................................   S-6

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                       $

                           BAY VIEW [YEAR] AUTO TRUST
                       BAY VIEW TRANSACTION CORPORATION,
                                  AS DEPOSITOR

                        BAY VIEW ACCEPTANCE CORPORATION,
                                  AS SERVICER

           $       CLASS A AUTOMOBILE RECEIVABLE BACKED CERTIFICATES
           $       CLASS B AUTOMOBILE RECEIVABLE BACKED CERTIFICATES

             -----------------------------------------------------

                             PROSPECTUS SUPPLEMENT
             -----------------------------------------------------

                                 [UNDERWRITERS]

You should rely only on the information contained or incorporated by reference in its prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different or additional information.

We are not offering the offered certificates in any state where the offer is not permitted.

Dealers will deliver this prospectus supplement and the accompanying prospectus when acting as underwriters of the offered certificates with respect to their unsold allotments or subscriptions. In addition, all dealers selling the offered certificates will deliver this prospectus supplement and the accompanying
prospectus until          .

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                   SUBJECT TO COMPLETION, DATED MAY 14, 2003

PROSPECTUS SUPPLEMENT

(TO PROSPECTUS DATED           , 2003)

                                       $

                          BAY VIEW [YEAR] OWNER TRUST
                       AUTOMOBILE RECEIVABLE BACKED NOTES

Bay View Transaction Corporation, Bay View Acceptance Corporation,
          as depositor                       as servicer

     We are offering the following classes of automobile receivable backed notes by this prospectus supplement and the accompanying prospectus:

                             INITIAL AGGREGATE                                   UNDERWRITING PRICE
                                 PRINCIPAL           FINAL                         TO PUBLIC PER      DISCOUNT
CLASS OF NOTES                    BALANCE        INTEREST RATE   MATURITY DATE          NOTE          PER NOTE
--------------               -----------------   -------------   -------------   ------------------   --------
Class A-1 notes............       $                       %               %                 %               %
Class A-2 notes............       $                       %               %                 %               %
Class A-3 notes............       $                       %               %                 %               %
Class A-4 notes............       $                       %               %                 %               %
Class B notes..............       $                       %               %                 %               %

---------------

     The total price to the public is $          . The total underwriting
discount is $          . The total proceeds to the trust are $          .

     The Class B notes will be subordinated to the Class A notes.

     A spread account will serve as credit enhancement for the certificates. Over time, it is expected that the amount on deposit in the spread account will
grow to      % of the initial aggregate principal balance of the receivables pool.

     The notes represent interests in the Bay View [Year] Owner Trust only and do not represent obligations of or interests in Bay View Transaction Corporation, Bay View Acceptance Corporation, any of their affiliates or any governmental agency.

     You should carefully consider the factors set forth under Risk Factors beginning on page S-8 of this prospectus supplement and on page 8 in the accompanying prospectus.

     This prospectus supplement may be used to offer and sell the notes only if accompanied by the accompanying prospectus.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 [UNDERWRITERS]

                   The date of this prospectus supplement is

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
  PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS.....    ii
SUMMARY OF TERMS............................................   S-1
RISK FACTORS................................................   S-8
BAY VIEW ACCEPTANCE CORPORATION AND AFFILIATES..............  S-10
LIQUIDATION OF BAY VIEW CAPITAL CORPORATION.................  S-11
BACK-UP SERVICER AND STANDBY SERVICER.......................  S-11
SERVICING COMPENSATION AND PAYMENT OF EXPENSES..............  S-12
FORMATION OF THE TRUST......................................  S-12
THE RECEIVABLES POOL........................................  S-13
YIELD AND PREPAYMENT CONSIDERATIONS.........................  S-19
THE NOTES...................................................  S-19
THE INSURER.................................................  S-27
REPORTS TO NOTEHOLDERS......................................  S-27
MATERIAL FEDERAL INCOME TAX CONSEQUENCES....................  S-27
ERISA CONSIDERATIONS........................................  S-30
UNDERWRITING................................................  S-31
LEGAL OPINIONS..............................................  S-32
EXPERTS.....................................................  S-32
INDEX OF PRINCIPAL TERMS....................................  S-33

              IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
             PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

     We tell you about the notes in the following documents:

          (1) this prospectus supplement, which describes the specific terms of your notes; and

          (2) the accompanying prospectus, which provides general information, some of which may not apply to the notes.

     If the description of the notes varies between this prospectus supplement and the prospectus, you should rely on the information in this prospectus supplement.

     We include cross-references in this prospectus supplement and in the accompanying prospectus to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the accompanying prospectus provide the pages on which these captions are located.

     You can find a list of the pages where capitalized terms used in this prospectus supplement are defined under the caption "Index of Principal Terms" beginning on page S-33 in this prospectus supplement and under the caption "Index of Principal Terms" beginning on page 50 in the accompanying prospectus.

     In this prospectus supplement and the accompanying prospectus, "we" refers to the depositor, Bay View Transaction Corporation, and "you" refers to any prospective investor in the notes.

                                SUMMARY OF TERMS

     This summary highlights selected information from this prospectus supplement and does not contain all of the information that you should consider in making your investment decision. To understand all of the terms of this offering, read this entire prospectus supplement and accompanying prospectus.

     The definitions of capitalized terms used in this prospectus supplement can be found on the pages indicated in the "Index of Principal Terms" on page S-33 in this prospectus supplement or on page 50 of the accompanying prospectus.

ISSUER

     The Bay View [Year] Owner Trust, a Delaware business trust, will issue the notes offered in this prospectus supplement.

DEPOSITOR

     Bay View Transaction Corporation is the depositor and the depositor of the trust. The depositor will transfer the automobile receivables and related property to the trust. The depositor is a wholly-owned subsidiary of Bay View Acceptance Corporation ("BVAC").

SERVICER

     BVAC will act as the servicer of the trust. The servicer will receive and apply payments on the receivables, service the collection of the receivables and direct the trustees to make the appropriate payments to the noteholders and the certificateholder. The servicer will receive a monthly servicing fee as compensation for its services. See "Servicing Compensation and Payment of Expenses" in this prospectus supplement. The servicer is a wholly-owned subsidiary of Bay View Bank, N.A. (the "Bank"), which is a wholly-owned subsidiary of Bay View Capital Corporation ("BVCC"). BVCC has adopted a plan of liquidation and stockholder liquidity pursuant to which both BVCC and the Bank are expected to be liquidated. See "Bay View Acceptance Corporation and Affiliates" and "Liquidation of Bay View Capital Corporation" in this prospectus supplement.

BACK-UP SERVICER AND STANDBY SERVICER

     [          ] has agreed to serve as standby servicer, and [          ] has
agreed to act as back-up servicer. Unless and until BVAC, as servicer, is terminated or resigns, it is expected that neither the back-up servicer nor the standby servicer will be responsible for the servicing and administration of the receivables, and the standby servicer and back-up servicer will have only limited responsibilities. If the servicer is terminated or resigns, it is expected that the standby servicer will assume the role of servicer. If the standby servicer is terminated or resigns, it is expected that the back-up servicer, acting solely through an agent, will assume the role of servicer. The term "servicer" in this prospectus supplement refers to whichever entity is then responsible for the servicing and administration of the receivables.

INDENTURE TRUSTEE

     will serve as the indenture trustee under the terms of an indenture between the trust and the indenture trustee.

OWNER TRUSTEE

     will serve as the owner trustee under the terms of a trust and servicing agreement between the depositor, the servicer, the indenture trustee and the owner trustee.

CUTOFF DATE

     The trust will be entitled to receive payments with respect to the receivables after this date. This is also the date used for preparing the statistical information used in this prospectus supplement.

CLOSING DATE

     The closing date will be on or about.

THE NOTES

     On the closing date, the trust will issue the Class A-1 notes, the Class A-2 notes, the Class A-3 notes, the Class A-4 notes and the Class B notes, as described below, under an indenture between the trust and the indenture trustee. We are offering the notes for sale in this prospectus supplement. The notes are non-recourse obligations of the trust and are secured by certain assets of the trust. The interest rates and initial principal balances of the notes are as follows:

                                                                             INITIAL NOTE
                                                             INTEREST RATE     BALANCE
                                                             -------------   ------------
Class A-1 notes............................................   % per annum      $
Class A-2 notes............................................   % per annum      $
Class A-3 notes............................................   % per annum      $
Class A-4 notes............................................   % per annum      $
Class B notes..............................................   % per annum      $

     See "The Notes" in this prospectus supplement.

PAYMENT DATE

     The trust will pay interest and principal on the notes on the calendar day of each month or, if such day is not a business day, on the next
business day. The payments will begin on           and will be made to holders
of record of the notes as of the record date, which will be the day before the payment date. However, if definitive notes are issued, the record date will be the last day of the collection period related to the payment date. The collection period with respect to any payment date is the calendar month immediately preceding the calendar month in which such payment date occurs. See "The Notes -- Payments on the Notes" in this prospectus supplement and "Description of the Notes -- Definitive Securities" in the accompanying prospectus.

INTEREST ON THE NOTES

     Interest on the Class A-1 notes will be calculated on the basis of a 360-day year and the actual number of days from the previous payment date through the day before the related payment date. Interest on all other classes of notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months. See "Yield and Prepayment Considerations" and "The
Notes -- Payments on the Notes" in this prospectus supplement.

     Class A-1 Monthly Interest. Generally, the amount of monthly interest distributable to the Class A-1 noteholders on each payment date is the product of:

          (1) 1/360th of the interest rate for the Class A-1 notes;

          (2) the actual number of days from the previous payment date through the day before the related payment date or, in the case of the first payment date, from the closing date through the day before the related payment date; and

          (3) the aggregate outstanding principal balance of the Class A-1 notes on the preceding payment date (after giving effect to all payments to noteholders on such date).

     Monthly Interest for Other Notes. Generally, the amount of monthly interest distributable to each class of noteholders (other than the Class A-1 noteholders) on each payment date is the product of:

          (1) one-twelfth of the interest rate applicable to such class of notes; and

          (2) the aggregate outstanding principal balance of such class of notes on the preceding payment date (after giving effect to any payments to noteholders of Monthly Principal on such date) or, in the case of the first payment date, the closing date.

NOTE PRINCIPAL

     The trust will distribute principal on each payment date to the noteholders of record as of the record date. Generally, the amount of monthly principal the trust will pay is equal to the decrease in the outstanding principal balance of the receivables pool during the preceding calendar month. Additional amounts of available cash flow from the receivables will be used to reduce the outstanding aggregate principal balances of the notes below the pool balance, until the pool
balance exceeds such aggregate note balances by      % of the initial aggregate
principal balance of the notes or $     . See "The Notes -- Payments on the
Notes" in this prospectus supplement.

     Generally, principal will be distributed to the noteholders in the order of the alpha-numeric designation of each class of the notes, starting with the Class A-1 notes and ending with the Class B notes. For example, no principal will be distributed to the Class A-2 noteholders until the outstanding principal balance of the Class A-1 notes has been reduced to zero. No principal will be distributed to the Class B noteholders until the principal of all of the Class A notes has been paid in full.

     The trust must pay the outstanding principal amount of each class of notes, to the extent not previously paid, by the final maturity date for such class of notes as follows:

                                                               FINAL MATURITY DATE
                                                               -------------------
Class A-1 notes.............................................
Class A-2 notes.............................................
Class A-3 notes.............................................
Class A-4 notes.............................................
Class B notes...............................................

     Since the rate of payment of principal of each class of notes depends greatly upon the rate of payment of principal on the receivables (including voluntary prepayments and principal in respect of defaulted receivables and purchased receivables), the final payment in respect of each class of notes could occur significantly earlier than the respective final maturity dates. See "Risk Factors -- You May Incur a Loss if there is a Default Under the Policy" and "The Notes -- Payments on the Notes" in this prospectus supplement.

THE CERTIFICATE

     In addition to the notes, the trust will issue an automobile receivable backed certificate pursuant to the trust and servicing agreement. The certificate represents an undivided beneficial ownership interest in the trust and will be retained by the depositor. We are not offering the certificate for sale in this offering.

THE TRUST ASSETS

     The trust will pledge its assets to the indenture trustee as collateral for the repayment of the notes. The trust assets will include:

     - a pool of simple and precomputed interest installment sale and installment loan contracts originated in various states in the United States of America, secured by new and used automobiles, light-duty trucks, motorcycles, recreational vehicles, sport utility vehicles and vans;

     - certain monies due in respect of the receivables after the cutoff date;

     - security interests in the related vehicles financed through the receivables;

     - all amounts and property from time to time held in or credited to any of the trust accounts;

     - any proceeds from claims and other amounts relating to insurance policies and other items financed under the receivables or otherwise covering an obligor or a financed vehicle;

     - any proceeds from the liquidation of the receivables or financed vehicles;

     - all property (including the right to receive future liquidation proceeds) that secures a receivable and that has been acquired by or on behalf of the trust pursuant to the liquidation of the receivable;

     - the trust and servicing agreement and the purchase agreement to the extent each relates to the receivables, or the receivable files or the financed vehicles, including the right of the depositor to cause the originator to repurchase the receivables and/or to obtain indemnification for third party claims;

     - all amounts received in respect of recourse rights against the dealers who originated the receivables and any successor dealers;

     - an unconditional and irrevocable insurance policy issued by guaranteeing payments of principal and interest on the notes.

     - the receivable files and all other documents that the depositor or the servicer keeps on file in accordance with its customary procedures relating to the receivables or the obligors or financed vehicles; and

     - the proceeds of any and all of the foregoing.

     The receivables arise from:

          (1) motor vehicle installment sale contracts that were originated by dealers for assignment to BVAC or

          (2) motor vehicle loan contracts that were solicited by dealers for origination by BVAC.

     BVAC will sell all the receivables to be included in the trust to the depositor. The trust will acquire its assets from the depositor pursuant to the trust and servicing agreement. See "Formation of the Trust" in this prospectus supplement.

     Payment of the amount due to the registered lienholder under each receivable is secured by a first priority perfected security interest in the related financed vehicle. BVAC (or its predecessor, Bay View Credit) or a "doing-business-as" variant of the Bay View name is or will be the registered lienholder (the "Named Lienholders") on the certificate of title of each of the financed vehicles.

     The receivables were selected from the automobile receivable portfolio of BVAC, based on the criteria specified in the trust and servicing agreement and described in this prospectus supplement under the heading "The Receivables Pools," and in the accompanying prospectus under the heading "Description of the Transfer and Servicing Agreements -- Sale and Assignment of Receivables." The underwriting procedures and standards employed with respect to the receivables are described under the heading "The Receivables Pools -- Underwriting Procedures" in the accompanying prospectus.

SPREAD ACCOUNT; RIGHTS OF THE CERTIFICATEHOLDER

     The trust will establish a spread account on the closing date for the benefit of the noteholders and the insurer. The spread account will hold the excess, if any, of the collections on the receivables over the amounts which the trust is required to pay to the noteholders, the servicer and the insurer. The amount of funds available for payment to noteholders on any payment date will consist of funds from the following sources:

     (1) payments received from obligors in respect of the receivables (net of any amount required to be deposited to the payahead account in respect of precomputed receivables);

     (2) any net withdrawal from the payahead account in respect of precomputed receivables;

     (3) interest earned on funds on deposit in the collection account and the payahead account;

     (4) liquidation proceeds received in respect of receivables;

     (5) advances received from the servicer in respect of interest on certain delinquent receivables;

     (6) amounts received in respect of required repurchases or purchases of receivables by BVAC or the servicer;

     (7) proceeds from any insurance policies related to the receivables or the financed vehicles; and

     (8) recoveries with respect to charged-off receivables.

     The spread account will hold the excess, if any, of the collections on the receivables over the amounts which the trust is required to pay to the noteholders, the servicer, the standby servicer and the insurer up to the amount required to be maintained pursuant to the spread account agreement.

     The indenture trustee will withdraw funds from the spread account (up to the amount on deposit in the account) and then draw on the policy, if the amount of available funds for any payment date is not sufficient to pay:

     (1) the amounts owed to the servicer (including the monthly servicing fee and reimbursement for advances made by the servicer to the trust); and

     (2) the required payments of interest and principal to the noteholders.

     If the amount on deposit in the spread account is zero, after any withdrawals for the benefit of the noteholders, and there is a default under the policy, any remaining losses on the receivables will be borne directly by the Class B noteholders (up to the full Class B note balance at the time a loss is incurred) and then by the Class A noteholders pro rata (to the extent of the outstanding class or classes of Class A notes at such time). See "Risk
Factors -- You May Incur a Loss if there is a Default Under the Policy," "The Notes -- Accounts" and "The Notes -- Payments on the Notes" in this prospectus supplement.

     The trust will be required to maintain a specified amount on deposit in the spread account. The required deposit or required spread amount with respect to any payment date will equal the lesser of:

     (1) % of the initial principal balance of all classes of notes, or

     (2) the outstanding principal balance of all classes of notes as of the previous payment date (after giving effect to all payments of principal to noteholders on such date).

     Any amount on deposit in the spread account on any payment date in excess of the required spread amount (after all other required deposits to and withdrawals from the spread account have been made) will be distributed to the certificateholder. Any such distribution to the certificateholder will no longer be an asset of the trust.

     We intend for the amount on deposit in the spread account to grow over time to the required spread amount through the deposit of the excess collections, if any, on the receivables. However, we cannot assure you that the amount on deposit in the spread account will actually grow to the required spread amount.

THE POLICY

     The depositor will obtain and deliver to the indenture trustee for the benefit of the noteholders an unconditional and irrevocable insurance policy. Subject to the terms of the policy, the insurer will guarantee the payment of monthly interest and monthly principal on the notes (exclusive of any accelerated principal amount) up to the policy amount. See "The Notes -- The Policy" in this prospectus supplement.

     In addition, the policy will cover any amount paid or required to be paid by the trust to the Class A and Class B noteholders, which amount is sought to be recovered as a voidable preference by a trustee in bankruptcy of BVAC or the depositor under the United States Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction. See "The
Notes -- The Policy" in this prospectus supplement.

POLICY AMOUNT

     The policy amount with respect to any payment date will be:

          (1) the sum of:

             (A) the lesser of: (i) the aggregate principal balances of the notes (after giving effect to any distribution of available funds and any funds withdrawn from the spread account to pay monthly principal on such payment date) and (ii) the initial principal balances of the notes minus all amounts previously drawn on the policy or withdrawn from the spread account with respect to monthly principal, plus

             (B) monthly interest, plus

             (C) the monthly servicing fee;

     less

          (2) all amounts on deposit in the spread account on such payment date (after giving effect to any funds withdrawn from the spread account to pay monthly principal on such payment date).

INSURER

     is the insurer and will guarantee the payment of monthly interest and monthly principal (exclusive of any accelerated payments of principal) under the terms of the policy. See "The Insurer" in this prospectus supplement.

LEGAL INVESTMENT

     No representations are made as to the proper characterization of the notes for legal investment, financial institution regulatory, or other purposes, or as to the ability of particular investors to purchase the notes under applicable legal investment restrictions. The uncertainties described above (and any future determinations concerning the legal investment or financial institution regulatory characteristics of the notes) may adversely affect the liquidity of the notes.

     Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the notes will constitute legal investments for them or are subject to investment, capital, or other restrictions.

     In addition, and without any limitation of the foregoing, it is believed that the notes will be eligible for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended; however, independent verification of such eligibility has not been sought and investors in the notes should consult with their own legal advisors in determining whether the notes will constitute legal investments for them under Rule 2a-7.

INDENTURE DEFAULT; CONTROL BY THE INSURER AND NOTEHOLDERS

     Certain events will cause events of default under the indenture. If an indenture default occurs and the insurer is not in default under the policy and the policy has not expired in accordance with its terms, the insurer may declare the indenture default and control the remedy. If an indenture default occurs and the insurer is in default under the policy, the noteholders holding notes evidencing at least two-thirds of the outstanding principal balances of the notes may declare the indenture default and control the remedy.

     The party that controls the remedy may give notice of acceleration, accelerate the payment of principal in respect of the notes and declare the principal of the notes to be immediately due and payable. The rights and remedies of the insurer and the noteholders upon the occurrence of an indenture default may include the right to direct the indenture trustee to liquidate the property of the trust. The rights and remedies are further described under "The Indenture -- Default Under the Indenture" in the accompanying prospectus. See also "Risk Factors -- Noteholders Have a Limited Right to Declare Indenture Defaults or Remedies" in this prospectus supplement.

OPTIONAL REDEMPTION

     The servicer has the right to redeem all of the receivables as of the last day of any collection period on which the aggregate balance of the receivables pool on the related payment date (after the payment of all amounts to be paid on such payment date) will be equal to or less than 10% of the original receivables pool balance.

     The purchase price for the optional redemption will be equal to the fair market value of the receivables; provided that such amount may not be less than the sum of:

          (1) 100% of the outstanding principal balances of the notes,

          (2) accrued and unpaid interest on the outstanding principal balances of the notes at the related note interest rate through the end of the related collection period, and

          (3) any amounts due the insurer, the servicer, the back-up servicer, the standby servicer, any collateral agent, the indenture trustee and the owner trustee.

BOOK-ENTRY REGISTRATION

     Persons acquiring beneficial ownership interests in the Class A and Class B notes will hold their interests in the Class A and Class B notes through The Depository Trust Company in the United States or Clearstream Banking, societe anonyme or the Euroclear System in Europe. See "Description of the Securities - Book-Entry Registration" in the accompanying prospectus.

TAX STATUS

     In the opinion of special tax counsel to the depositor, for federal income tax purposes,

     - the Class A notes will be characterized as debt,

     - the Class B notes may be characterized as debt or as equity, and

     - the trust will not be treated as an association taxable as a corporation or as a "publicly traded partnership" taxable as a corporation.

     The owner trustee, the depositor, the trust, the noteholders and the certificateholder will agree to treat the notes as indebtedness for federal income tax purposes. Should the Class B notes be characterized as equity, a non-U.S. person tax exempt entity or an individual who is a Class B noteholder may suffer adverse tax consequences. Accordingly, such persons may not be suitable investors for the Class B notes. See "Material Federal Income Tax Consequences" in this prospectus supplement and in the accompanying prospectus.

RATINGS

     On the closing date, each class of notes will be issued only if such class
receives ratings from           and           , as follows:

CLASS                                                           RATING
-----                                                          --------
Class A-1 notes.............................................
Class A-2 notes.............................................
Class A-3 notes.............................................
Class A-4 notes.............................................
Class B notes...............................................

     A rating is not a recommendation to buy, sell or hold the notes and may be subject to revision or withdrawal at any time by the assigning rating agency. See "Risk Factors -- A Change in the Note Ratings May Adversely Affect the Notes" in this prospectus supplement.

ERISA CONSIDERATIONS

     The Class A notes may be eligible for purchase by employee benefit plans subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Any benefit plan fiduciary considering the purchase of notes should, among other things, consult with experienced legal counsel in determining whether all required conditions for such purchase have been satisfied. Neither an employee benefit plan subject to ERISA or Section 4975 of the Code nor an individual retirement account may purchase Class B notes. See "ERISA Considerations" in this prospectus supplement and in the accompanying prospectus.

                                  RISK FACTORS

     You should carefully consider the risk factors set forth below and in the accompanying prospectus as well as the other investment considerations described in such documents as you decide whether to purchase the notes.

YOU MAY NOT BE ABLE TO RESELL THE NOTES

     There is currently no secondary market for the notes. The underwriters intend to make a market to enable resale of the notes, but are under no obligation to do so. As such, we cannot assure you that a secondary market will develop for your notes or, if one does develop, that such market will provide you with liquidity of investment or that it will continue for the life of your notes.

THE NOTES ARE OBLIGATIONS OF THE TRUST ONLY AND ARE NOT GUARANTEED BY ANY OTHER PARTY

     The notes are obligations of the trust only and do not represent an interest in or obligation of the depositor, BVAC, any of their affiliates or any other party or governmental body. Except for the policy, the notes have not been insured or guaranteed by any party or governmental body. See "The
Notes -- Payments on the Notes" and "The Notes -- The Policy" and "The Insurer" in this prospectus supplement.

THE AMOUNT IN THE SPREAD ACCOUNT MAY NOT BE SUFFICIENT TO ASSURE PAYMENT OF PRINCIPAL AND INTEREST

     If the amount of available funds on any payment date is not sufficient to pay monthly interest and monthly principal (after payment of the monthly servicing fee) to you, the indenture trustee will withdraw funds from the spread account, up to the full balance of the funds on deposit in such account.

     The amount on deposit in the spread account may increase over time to an amount equal to the required spread amount. We cannot assure you that such growth will occur or that the balance in the spread account will always be sufficient to assure payment in full of monthly interest and monthly principal. If the amount on deposit in the spread account is reduced to zero (after giving effect to all deposits and withdrawals from the spread account), the indenture trustee will then draw on the policy, up to the policy amount, in an amount equal to any remaining shortfall in respect of monthly interest and monthly principal.

YOU MAY INCUR A LOSS IF THERE IS A DEFAULT UNDER THE POLICY

     If the spread account is reduced to zero and the insurer fails to make a required payment under the policy, the trust will depend solely on payments on and proceeds from the receivables to make payments on the notes. If the insurer fails to make a payment required under the policy to the trust when due for any reason, such failure will constitute an insurer default under the policy.

     If the trust does not have sufficient funds to fully make the required payments to noteholders on a payment date during a default by the insurer, payments on the notes on such payment date will generally be reduced in the following order:

          1. Class B monthly principal,

          2. Class B monthly interest,

          3. Class A monthly principal, pro rata, and

          4. Class A monthly interest, pro rata.

     You may not recover the shortfall in your payment from subsequent collections on the receivables or from the insurer. See "The Receivables
Pool -- Delinquencies and Net Losses" and "The Receivables Pool -- Delinquency and Credit Loss Experience" and "The Notes -- Accounts," "The Notes -- Payments on the Notes" and "The Notes -- The Policy" in this prospectus supplement.

SOME NOTES ARE MORE AT RISK THAN OTHERS IF THERE ARE LOSSES ON THE RECEIVABLES

     Principal will be paid on the notes in alpha-numeric order, beginning with the Class A-1 notes and ending with the Class B notes, with the exceptions noted in this prospectus supplement if an indenture default occurs. Because payments of principal will be applied first to the Class A-1 notes, second to the Class A-2 notes, third to the Class A-3 notes, fourth to the Class A-4 notes, and finally to the Class B notes, in the event the insurer defaults under the policy after the Class A-1 notes have been fully or partially repaid and before the other classes of notes have been fully repaid, delinquencies, defaults and losses experienced on the receivables will have a disproportionately greater effect on the classes of notes which pay principal to noteholders later.

THE RIGHTS OF THE CLASS B NOTEHOLDERS TO RECEIVE DISTRIBUTIONS ARE SUBORDINATED TO THE RIGHTS OF THE CLASS A NOTEHOLDERS

     Interest and principal due on the Class B notes is subordinate in priority of payment to interest and principal due on the Class A notes. Consequently, the Class B noteholders will not receive any interest or principal on a payment date until the full amount of interest and principal on the Class A notes due on such payment date has been paid. In the event of a default by the insurer, the Class B notes will be more at risk than the Class A notes due to delinquencies, defaults and losses experienced on the receivables. See "The Notes -- Payments on the Notes" in this prospectus supplement.

NOTEHOLDERS HAVE A LIMITED RIGHT TO DECLARE INDENTURE DEFAULTS OR REMEDIES

     The insurer is the only party that has the right to declare an indenture default and control the remedy for such default, unless the insurer is in default under the policy, in which case the noteholders will have such right subject to applicable voting requirements.

     If an indenture default occurs, the insurer or, in certain limited circumstances, the noteholders, will have the right to accelerate the payment of principal of the notes and, possibly, to direct the indenture trustee to liquidate the trust property. Following an indenture default, the indenture trustee and the owner trustee will continue to submit claims under the policy to enable the trust to make payments if interest each month and payment of principal on the notes on their respective final maturity dates. However, following an indenture default, the insurer may elect to pay all or any portion of the outstanding notes, plus accrued interest.

A CHANGE IN THE NOTE RATINGS MAY ADVERSELY AFFECT THE NOTES

               and           are the rating agencies rating the notes. The
rating for the notes will reflect only the view of the relevant rating agency. We cannot assure you that any such rating will continue for any period of time or that any rating will not be revised or withdrawn entirely by such rating agency if, in its judgment, circumstances so warrant. The rating agencies have generally relied upon the existence of the insurer in assigning ratings on the notes. A downgrade, qualification or withdrawal in the rating of the insurer could result in a downgrade, qualification or withdrawal in the rating of the notes. A revision or withdrawal of such rating may have an adverse effect on the liquidity and market price of your notes. A rating is not a recommendation to buy, sell or hold the notes.

GEOGRAPHIC CONCENTRATIONS OF THE RECEIVABLES MAY INCREASE THE LOSSES REALIZED BY THE TRUST

     As of           , based upon billing address information provided to BVAC,
the obligors resided in           states and the District of Columbia, three of
which           , and           account for approximately      %,      % and
     %, respectively, of the aggregate principal balance of the receivables.
Adverse economic conditions in           , or           could adversely affect
the delinquency, loan loss or repossession experience of the trust.

THE INSOLVENCY OF BVAC OR ITS AFFILIATES COULD REDUCE PAYMENTS TO YOU

     BVAC will warrant to the depositor in the purchase agreement that the sale of the receivables by BVAC to the depositor and by the depositor to the trust, are valid sales of the receivables to the depositor and to the trust. The benefit of such warranty will be assigned by the depositor to the trust in the trust and servicing agreement. However, the interest of the trust could be affected by the insolvency of BVAC or its affiliates as follows:

          (1) If BVAC or the depositor becomes a debtor in a bankruptcy case and a creditor or trustee in a bankruptcy of such debtor or the debtor itself claims that the sale of receivables to the depositor or the trust, as applicable, constitutes a pledge of the receivables to secure a loan to such debtor, then delays in payments to noteholders could occur. If the court rules in favor of any such bankruptcy trustee, creditor or debtor, then reductions in the amounts of such payments could result.

          (2) If the transfer of receivables to the depositor or the trust is treated as a pledge rather than a sale, a tax or government lien on the property of BVAC or the depositor arising before the transfer of such receivables to the trust may have priority over the trust's interest in such receivables. However, if the transfers of receivables from BVAC to the depositor and from the depositor to the trust are treated as sales, the receivables would not be part of BVAC's or the depositor's bankruptcy estate and would not be available to creditors of BVAC or the depositor.

THERE ARE RISKS ASSOCIATED WITH SERVICING TRANSFERS

     Although BVAC has informed us that it has dedicated significant resources to training collection staff, implementing collections procedures and developing data processing and related technologies, if BVAC ceases operations (due to a lack of liquidity, working capital or otherwise) or is removed as servicer, the standby servicer or back-up servicer, acting solely through an agent (or other successor servicer), will assume responsibility for the servicing and administration of the receivables. Servicing transfers generally result in higher delinquency and loss rates, and there is no assurance that higher delinquency and loss rates on the automobile receivables will not result in connection with such a transfer.

     Unless and until the servicer is removed or resigns, neither the standby servicer nor the back-up servicer will be responsible for the servicing and administration of the receivables. Accordingly, it is expected that the trust, and indirectly the noteholders, will depend on BVAC for the servicing and administration of the receivables.

     The servicer depends on data processing and technology for the performance of its servicing function. Any failure by the servicer to fully address and resolve any servicing, data processing or technological issues that may arise, including any required modifications or existing systems, replacement of such systems or other matters could have a material adverse effect on collection activity with respect to the receivables and payment to the noteholders.

                 BAY VIEW ACCEPTANCE CORPORATION AND AFFILIATES

     BVAC is an automotive finance company engaged primarily in the indirect financing (the purchase of loan contracts from dealers) of automobile purchases by individuals. BVAC currently acquires automobile receivables from over 6,000 manufacturer franchised automobile dealerships in 20 states. BVAC is a Nevada corporation, formerly known as Bay View Financial Corporation ("BVFC") and was formed in 1989 by BVAC's parent, the Bank. The Bank is the wholly-owned subsidiary of BVCC. In January 1998, BVFC was renamed BVAC and entered the indirect automobile finance business through a corporate restructuring by which it became the holding company of California Thrift & Loan, which was acquired by BVCC in June, 1996. California Thrift & Loan's primary business was the underwriting and purchasing of high yield retail installment sales contracts secured by new and used automobiles and light-duty trucks from dealers located primarily in the states of California, Arizona, Colorado, Illinois, New Mexico, Nevada, Oregon and Texas. BVAC began purchasing and originating automobile receivables in January, 1998.

     For the fiscal years ended December 31, 1999, 2000, 2001 and 2002, BVAC and/or the other Named Lienholders acquired motor vehicle loans aggregating approximately $483 million, $292 million, $324 million and $315 million, respectively. At December 31, 2002, the servicing portfolio of BVAC (consisting of the principal balance of automobile receivables held to maturity and securitized automobile receivables) totaled approximately $633 million. The depositor is a wholly-owned bankruptcy remote subsidiary of BVAC.

     As servicer, BVAC will serve consecutive 90-day terms, which will be automatically terminated unless renewed as directed by the insurer, or if an Insurer Default has occurred and is continuing, which will automatically be renewed unless the requisite number of noteholders vote to remove the servicer. The insurer will agree to renew the term of the servicer for successive 90-day periods unless an event of default under the insurance agreement shall have occurred and be continuing.

                  LIQUIDATION OF BAY VIEW CAPITAL CORPORATION

OVERVIEW

     On October 3, 2002, a special meeting of BVCC's stockholders was held to vote on BVCC's proposed Plan of Dissolution and Stockholder Liquidity (the "Plan") and the sale of the Bank's retail banking assets to U.S. Bank, N.A. Both of these proposals were approved by a majority of BVCC's common stockholders. The Plan outlines the steps necessary to fully liquidate BVCC, including the sale of the Bank's retail banking assets to U.S. Bank. Following the sale (which was completed on November 1, 2002), the remaining assets of BVCC are to be sold or otherwise disposed of in an orderly manner and its liabilities and expenses are to be paid, including the outstanding debt of both BVCC and the Bank. As these transactions are completed, BVCC intends to distribute the net proceeds of the asset sales to its stockholders.

     The dissolution is being implemented in two steps. The Bank will be dissolved under applicable provisions of the National Bank Act. It is currently anticipated that the Bank will commence formal dissolution proceedings in June 2003 and that the Bank's dissolution should be completed by the end of the third quarter. When the Bank's dissolution is completed, BVCC will no longer be a bank holding company and will no longer be subject to regulation by the Board of Governors of the Federal Reserve System. The first stockholder distribution of the total per share distribution is expected to be made in the fourth quarter of 2003.

     Prior to the end of 2003, BVCC intends to commence formal dissolution proceedings under applicable provisions of the Delaware General Corporation Law. One of the purposes of the Delaware proceedings will be to obtain a judicial determination of the amount needed to be set aside for contingent and unknown liabilities. Obtaining this determination is one of the steps necessary to making further distributions to BVCC's stockholders. Stockholder distributions are currently estimated to be completed by September 30, 2005.

IMPACT OF THE LIQUIDATION ON BVAC AND ITS AFFILIATES

     In connection with the Plan, the ownership of BVAC will be transferred from the Bank to BVCC in the second quarter of 2003. This will enable the Bank to be fully dissolved as described above. It is currently not known at what point in the liquidation process BVAC will be sold or its shares distributed to BVCC's stockholders and no assurance can be given as to the ultimate ownership of BVAC. As with BVAC, it is currently not known at what point in the liquidation process the disposition of the depositor will occur or the manner in which such disposition will occur.

                     BACK-UP SERVICER AND STANDBY SERVICER

     Until such time as servicing is transferred to the standby servicer, the standby servicer will receive a monthly fee for agreeing to act as standby servicer. For so long as BVAC is the servicer, on a monthly basis BVAC will deliver to the back-up servicer and the standby servicer certain data with respect to the receivables (in electronic form) used by BVAC to perform its obligations as servicer of the receivables. The standby servicer will confirm that such information is readable by their respective systems. The standby servicer will also perform certain other operations and tests in order to enable it to assume the direct servicing of the receivables, in the event the servicer is terminated or resigns.

     [DESCRIPTION OF STANDBY SERVICER]

     [DESCRIPTION OF BACK-UP SERVICER]

                 SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     The servicer will be entitled to receive a servicing fee at a rate equal to
          basis points      (%) per annum, payable monthly at one-twelfth of
such annual rate, of the aggregate principal balance of the receivables pools as of the related collection period. The servicer also will collect and retain any late fees, prepayment charges, other administrative fees or similar charges allowed by applicable law with respect to the receivables and will be entitled to reimbursement from the trust for certain liabilities. Any fee payable to the back-up servicer or the standby servicer in such capacities will no longer be payable in the event either party succeeds as successor servicer and instead such successor servicer will be entitled to the foregoing servicing fee.

     The servicing fee is intended to compensate the servicer for performing the functions of a servicer of the receivables as an agent for the trust, including collecting and posting all payments, responding to inquiries of obligors on the receivables, investigating delinquencies, reporting tax information to obligors on the receivables, paying costs of collections and policing the collateral. The servicing fee also will compensate the servicer for administering the receivables, including accounting for collections and furnishing monthly and annual statements to the trustee with respect to distributions. In addition, the servicing fee will reimburse the servicer for certain taxes, fees and other costs incurred in connection with administering the receivables, including the fees and expenses of the indenture trustee and owner trustee.

                             FORMATION OF THE TRUST

     The trust is a business trust formed under the laws of the State of Delaware under a trust and servicing agreement between the depositor, the servicer and the owner trustee. The trust was formed solely for the purpose of accomplishing the transactions described in this prospectus supplement. Upon formation, the trust will not engage in any business activity other than:

     - acquiring, managing and holding the receivables and related interests described in this prospectus supplement;

     - issuing the notes and the certificate;

     - making payments and distributions on the notes and the certificate; and

     - engaging in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the above listed activities or are incidental to those activities.

     Pursuant to an indenture between the trust and the indenture trustee, the trust will grant a security interest in the trust assets in favor of the indenture trustee on behalf of and for the benefit of the noteholders and the insurer.

     The depositor will transfer the trust assets to the trust in exchange for the cash proceeds of the notes and the certificate. The depositor will retain the certificate. BVAC will service the receivables pursuant to the trust and servicing agreement and will receive compensation for acting as the servicer. To facilitate servicing and to minimize administrative burden and expense, the servicer will serve as custodian of the receivables for the indenture trustee. However, the servicer will not stamp the receivables to reflect the sale and assignment of the receivables to the trust or the indenture trustee or make any notation of the indenture trustee's lien on the certificates of title of the financed vehicles. In the absence of such notation on the certificates of title, the trust or the indenture trustee may not have perfected security interests in the financed vehicles securing the receivables. Under the terms of the trust and servicing agreement, BVAC may delegate its duties as servicer and custodian; however, any such delegation will not relieve BVAC of its liability and responsibility with respect to such duties. See "Description of the Transfer and Servicing Agreements -- Servicing Compensation and Payment of Expenses" and "Certain Legal Aspects of the Receivables" in the accompanying prospectus.

     A spread account will be established for the benefit of the noteholders and the insurer and the trust and will obtain the policy for the benefit of the noteholders. The indenture trustee will draw on the policy, up to the Policy Amount, if Available Funds and the amount on deposit in the spread account (after paying amounts owed to the servicer) are not sufficient to fully distribute Monthly Interest and Monthly Principal. If the spread account is reduced to zero and there is a default under the policy, the trust will look only to the obligors on the receivables and the proceeds from the repossession and sale of financed vehicles that secure defaulted receivables for payments of interest and principal on the notes. In such event, certain factors, such as the indenture trustee not having perfected security interests in some of the financed vehicles, may affect the trust's ability to realize on the collateral securing the receivables, and thus may reduce the proceeds to be distributed to the noteholders. See "The Notes -- Accounts," "The Notes -- The Policy" and "The Notes -- Payments on the Notes" in this prospectus supplement and "Certain Legal Aspects of the Receivables" in the accompanying prospectus.

                              THE RECEIVABLES POOL

GENERAL

     The receivables were acquired by BVAC or a Named Lienholder from dealers in the ordinary course of business. One of the Named Lienholders will be the registered lienholder on the certificates of title to each of the financed vehicles.

     The receivables were selected from the portfolio of BVAC for purchase by the depositor according to several criteria, including that each receivable:

     - is secured by a new or used vehicle;

     - provides for level monthly payments (except for the initial down payment, which may be different from the level payments) that fully amortize the amount financed over the original term to maturity of the receivable;

     - is not more than           days past due as of the cutoff date;

     - is a precomputed receivable or a simple interest receivable;

     - has an original term to stated maturity of not more than           months
       and not less than           months;

     - has a remaining term to stated maturity of not more than           months
       and not less than           months; and

     - has a contract rate of interest (exclusive of prepaid finance charges) of
       not less than      %.

     The weighted average remaining term to stated maturity of the receivables
was approximately           months as of          .

     Approximately      % of the aggregate principal balance of the receivables
as of           are simple interest contracts which provide for equal monthly
payments. Approximately      % of the aggregate principal balance of the
receivables as of           are precomputed receivables originated in the State
of California. All of such precomputed receivables are rule of 78's receivables.
Approximately      % of the aggregate principal balance of the receivables as of represent financing of new vehicles; the remainder of the receivables represent financing of used vehicles.

     Receivables representing more than 10% of the aggregate principal balance
of the receivables as of           were originated in the States of           ,
and          . The performance of the receivables in the aggregate could be adversely affected in particular by the development of adverse economic conditions in such states.

         COMPOSITION OF THE RECEIVABLES BY FINANCED VEHICLE TYPE AS OF

                                                                                     WEIGHTED    WEIGHTED   PERCENT OF
                                            AGGREGATE    ORIGINAL      WEIGHTED       AVERAGE    AVERAGE    AGGREGATE
                               NUMBER OF    PRINCIPAL    PRINCIPAL      AVERAGE      REMAINING   ORIGINAL   PRINCIPAL
                              RECEIVABLES   BALANCE(1)    BALANCE    CONTRACT RATE    TERM(2)    TERM(3)    BALANCE(4)
                              -----------   ----------   ---------   -------------   ---------   --------   ----------
New Automobiles.............                 $            $                   %                                     %
New Light-Duty Trucks.......
New Motorcycles.............
New Recreational Vehicles...
New Sport Utility
  Vehicles..................
New Vans....................
Used Automobiles............
Used Light-Duty Trucks......
Used Motorcycles............
Used Recreational
  Vehicles..................
Used Sport Utility
  Vehicles..................
Used Vans...................
                                ------       -------      -------       ------        ------      ------      ------
All Receivables.............                 $            $                   %                               100.00%
                                ======       =======      =======       ======        ======      ======      ======

---------------

(1) Sum may not equal the aggregate principal balance of receivables due to rounding.

(2) Expressed in months. Based on stated maturity as of the cutoff date and assuming no prepayments of the receivables.

(3) Expressed in months. Based on stated maturity as of the origination date and assuming no prepayment of the receivables.

(4) Sum may not equal 100% due to rounding.

   DISTRIBUTION OF THE RECEIVABLES BY REMAINING TERM TO STATED MATURITY AS OF

                                                                                 PERCENT OF
                                                                    AGGREGATE    AGGREGATE
                                                       NUMBER OF    PRINCIPAL    PRINCIPAL
REMAINING TERM                                        RECEIVABLES   BALANCE(1)   BALANCE(2)
--------------                                        -----------   ----------   ----------
     months.........................................                 $                   %
     to      months.................................
     to      months.................................
     to      months.................................
     to      months.................................
     to      months.................................
     to      months.................................
     to      months.................................
                                                        ------       -------       ------
Total...............................................                 $             100.00%
                                                        ======       =======       ======

---------------

(1) Sum may not equal the aggregate principal balance of receivables due to rounding.

(2) Sum may not equal 100% due to rounding.

                GEOGRAPHIC DISTRIBUTION OF THE RECEIVABLES AS OF

                                                                                     PERCENT OF
                                                                         AGGREGATE   AGGREGATE
                                                            NUMBER OF    PRINCIPAL   PRINCIPAL
STATE(1)(2)                                                RECEIVABLES    BALANCE    BALANCE(3)
-----------                                                -----------   ---------   ----------
                                                                          $                  %

                                                             ------       -------      ------
Total....................................................                 $            100.00%
                                                             ======       =======      ======

---------------

(1) Based on address of the borrower.

(2) No other state accounts for greater than 1.00% of the aggregate principal balance of the receivables.

(3) Sum may not equal 100% due to rounding.

(4) Includes military personnel located outside the United States.

      DISTRIBUTION OF THE RECEIVABLES BY FINANCED VEHICLE MODEL YEAR AS OF

                                                                                        PERCENT OF
                                                                            AGGREGATE   AGGREGATE
                                                               NUMBER OF    PRINCIPAL   PRINCIPAL
MODEL YEAR                                                    RECEIVABLES    BALANCE    BALANCE(1)
----------                                                    -----------   ---------   ----------
         or Prior...........................................                 $                  %

                                                                ------       -------      ------
Total.......................................................                 $            100.00%
                                                                ======       =======      ======

---------------

(1) Sum may not equal 100% due to rounding.

             DISTRIBUTION OF THE RECEIVABLES BY CONTRACT RATE AS OF

                                                                                 PERCENT OF
                                                                     AGGREGATE   AGGREGATE
                                                        NUMBER OF    PRINCIPAL   PRINCIPAL
CONTRACT RATE RANGE                                    RECEIVABLES    BALANCE    BALANCE(1)
-------------------                                    -----------   ---------   ----------
     to     %........................................                 $                  %
     to     %........................................
     to     %........................................
     to     %........................................
     to     %........................................
     to     %........................................
     to     %........................................
     to     %........................................
     to     %........................................
     to     %........................................
     to     %........................................
     to     %........................................
     to     %........................................
     to     %........................................
     to     %........................................
     to     %........................................
     to     %........................................
     to     %........................................
     to     %........................................
     to     %........................................
     to     %........................................
     to     %........................................
     to     %........................................
                                                         ------       -------      ------
Total................................................                 $            100.00%
                                                         ======       =======      ======

---------------

(1) Sum may not equal 100% due to rounding.

              FICO SCORES OF AUTOMOBILE RECEIVABLES AT ORIGINATION

                                                                                 PERCENT OF
                                                       NUMBER OF    AGGREGATE    AGGREGATE
                                                      AUTOMOBILE    PRINCIPAL    PRINCIPAL
RANGE OF FICO SCORES                                  RECEIVABLES   BALANCE(1)   BALANCE(2)
--------------------                                  -----------   ----------   ----------
Not available.......................................                 $                   %
600 or less.........................................
601-620.............................................
621-640.............................................
641-660.............................................
661-680.............................................
681-700.............................................
701-720.............................................
721-740.............................................
741-760.............................................
761-780.............................................
781-800.............................................
801-820.............................................
821-840.............................................
841-860.............................................
                                                        ------       -------       ------
Total...............................................                 $             100.00%
                                                        ======       =======       ======

---------------

(1) Sum may not equal the aggregate principal balance of automobile receivables due to rounding.

(2) Sum may not equal 100% due to rounding.

DELINQUENCY AND NET CREDIT LOSSES

     We have set forth below certain information about the experience of BVAC relating to delinquencies and net losses on its fixed rate retail automobile, light truck, motorcycle, recreational vehicle, sport utility vehicle and van receivables serviced by BVAC. We cannot assure you that the delinquency and net loss experience of the receivables will be comparable to that set forth in the following tables.

DELINQUENCY EXPERIENCE(1)

                                                     AT DECEMBER 31,
                          ---------------------------------------------------------------------
                                   [ ]                     [ ]                     [ ]
                          ---------------------   ---------------------   ---------------------
                           NUMBER OF               NUMBER OF               NUMBER OF
                          RECEIVABLES   AMOUNT    RECEIVABLES   AMOUNT    RECEIVABLES   AMOUNT
                          -----------   -------   -----------   -------   -----------   -------
                                                 (DOLLARS IN THOUSANDS)
Servicing portfolio.....                $                       $                       $
Delinquencies...........
  30-59 days............
  60-89 days............
  90 days or more.......
Total delinquencies.....                $                       $                       $
Total delinquencies as a
  percent of servicing
  portfolio.............          %            %          %            %           %           %
                            ======      =======     ======      =======     =======     =======

---------------

(1) Sums may not total due to rounding.

                           CREDIT LOSS EXPERIENCE(1)

                                                     AT DECEMBER 31,
                          ---------------------------------------------------------------------
                                   [ ]                     [ ]                     [ ]
                          ---------------------   ---------------------   ---------------------
                           NUMBER OF               NUMBER OF               NUMBER OF
                          RECEIVABLES   AMOUNT    RECEIVABLES   AMOUNT    RECEIVABLES   AMOUNT
                          -----------   -------   -----------   -------   -----------   -------
                                                 (DOLLARS IN THOUSANDS)
Avg. servicing
  portfolio(2)..........                $                       $                       $
Gross charge-offs.......
Recoveries(3)...........
Net losses..............                $                       $                       $
Gross charge-offs as a %
  of average servicing
  portfolio(4)..........          %            %          %            %           %           %
Recoveries as a % of
  gross charge-offs.....          %            %          %            %           %           %
Net losses as a % of
  average servicing
  portfolio(4)..........          %            %          %            %           %           %

---------------

(1) There is generally no recourse to dealers under any of the receivables in the portfolio serviced by BVAC, except to the extent of limited representations and warranties made by dealers in connection with such receivables.

(2) Equals the monthly arithmetic average, and includes receivables sold in prior securitization transactions.

(3) Recoveries include recoveries on receivables previously charged off, cash recoveries and unsold repossessed assets carried at fair market value.

(4) Variation in the size of the portfolio serviced by BVAC will affect the percentages in "Gross charge-offs as a percentage of average servicing portfolio" and "Net losses as a percentage of average servicing portfolio."

(5) Percentages are annualized in "Gross charge-offs as a percentage of average servicing portfolio" and "Net losses as a percentage of average servicing portfolio" for partial years.

                      YIELD AND PREPAYMENT CONSIDERATIONS

     Monthly Interest will be distributed to noteholders on each payment date to the extent of the interest rate applicable to each class of notes applied to the aggregate principal balance for each class of notes, as of the preceding payment date or the closing date, as applicable (after giving effect to payments of principal on such preceding payment date). See "The Notes -- Payments on the Notes" in this prospectus supplement.

     Upon a full or partial prepayment on a receivable, noteholders should receive interest for the full month of such prepayment either:

          (1) first, through the distribution of interest paid on the receivables;

          (2) second, from a withdrawal from the spread account;

          (3) third, by an advance from the servicer; or

          (4) fourth, by a draw on the policy.

     Although the receivables will have different contract rates, the contract rate of each receivable generally will exceed the sum of:

          (1) the weighted average of the Class A-1 interest rate, the Class A-2 interest rate, the Class A-3 interest rate, the Class A-4 interest rate and the Class B interest rate;

          (2) the per annum rate used to calculate the insurance premium paid to the insurer; and

          (3) the per annum rate used to calculate the monthly servicing fee and the monthly standby servicing fee.

     However, the contract rate on a small percentage of the receivables will be less than the foregoing sum. Disproportionate rates of prepayments between receivables with higher and lower contract rates could affect the ability of the trust to pay Monthly Interest to you to the extent not paid by the policy, which could result in a loss with respect to the receivables. See "Risk
Factors -- Rapid Prepayments May Reduce Your Anticipated Yield" and "Weighted Average Life of the Securities" in the accompanying prospectus.

                                   THE NOTES

     The notes will be issued by the trust pursuant to the indenture and the certificate will be issued pursuant to the trust and servicing agreement. You may request a copy of these agreements (without exhibits) by contacting the servicer at the address set forth under "Reports to Noteholders" in this prospectus supplement. The following description is only a summary of the material provisions of the indenture and the trust and servicing agreement. For a more detailed description of these agreements, you should read the indenture and the trust and servicing agreement in their entirety.

SALE AND ASSIGNMENT OF RECEIVABLES

     We have described the conveyance of the receivables (1) from BVAC to the depositor pursuant to a purchase agreement between BVAC and the depositor, (2) from the depositor to the trust pursuant to the trust and servicing agreement and (3) from the trust to the indenture trustee pursuant to the indenture in the accompanying prospectus under the heading "Description of the Transfer and Servicing Agreements -- Sale and Assignment of Receivables."

ACCOUNTS

     Collection Account. Pursuant to the trust and servicing agreement, there will be established and maintained an account (the "collection account") with and in the name of the trust on behalf of the noteholders and the insurer, into which all payments made on or in respect of the receivables will be deposited and from which all payments on the notes will be made. The amounts on deposit in this account will be invested by the indenture trustee in eligible investments.

     Spread Account. On the closing date, the indenture trustee will establish the spread account for the benefit of the noteholders and the insurer. The amount held in the spread account will increase up to the required spread amount by the deposit of payments on the receivables not used to make payments to the noteholders, the insurer and the servicer for the monthly servicing fee and any permitted reimbursements of outstanding advances on any payment date. Although we intend for the amount on deposit in the spread account to grow over time to equal the required spread amount through monthly deposits of any excess collections on the receivables, we cannot assure you that such growth will actually occur. On each payment date, any amounts on deposit in the spread account after the payment of any amounts owed to the noteholders and the insurer in excess of the required spread amount will be distributed to the certificateholder.

     Under the terms of the indenture, the indenture trustee will withdraw funds from the spread account, up to the amount on deposit in such account, and transfer such funds to the collection account for any deficiency of Monthly Interest or Monthly Principal as further described below under "The
Notes -- Payments on the Notes," prior to making any draw on the policy.

     In the event that the balance of the spread account is reduced to zero and there is a default under the policy on any payment date, the trust will depend solely on current distributions on the receivables to make payments of principal and interest on the notes. In addition, because the market value of motor vehicles generally declines with age and because of difficulties that may been countered in enforcing motor vehicle contracts as described in the accompanying prospectus under "Certain Legal Aspects of the Receivables," the servicer may not recover the entire amount due on such receivables in the event of a repossession and resale of a financed vehicle securing a receivable in default. In such event, the Class B noteholders may suffer a corresponding loss up to the extent of the outstanding principal balance of the Class B notes at such time. Any remaining losses will be borne pro rata by the Class A noteholders (based upon the then relative outstanding principal balance of each class of Class A notes).

     Payahead Account. The servicer will establish a payahead account in the name of the indenture trustee on behalf of obligors on the receivables and the noteholders. The payahead account will initially be maintained with the indenture trustee. To the extent required by the trust and servicing agreement, early payments by or on behalf of obligors on precomputed receivables will be deposited in the payahead account until such time as the payment becomes due. Until such time as payments are transferred from the payahead account to the collection account, they will not constitute collected interest or collected principal and will not be available for payment to noteholders. The interest earned on the balance in the payahead account will be part of the "Available Funds." See "The Notes -- Payments on the Notes; Available Funds." We will apply collections received with respect to a precomputed receivable during a collection period first to any overdue scheduled payment on such receivable, then to the scheduled payment on such receivable due in such collection period. If the amount collected on a precomputed receivable exceeds the amount required for any overdue scheduled payment or scheduled payment, but is insufficient to prepay the precomputed receivable in full, then generally such excess collections will be transferred to and kept in the payahead account until such amount may be applied either to a later scheduled payment or to prepay such receivable in full.

ADVANCES

     With respect to each receivable delinquent more than 30 days at the end of a collection period, the servicer will make an advance in an amount equal to 30 days of interest but only if the servicer, in its sole discretion, expects to recover the advance from subsequent collections on the receivable. The servicer will deposit the advance in the collection account on or before the third business day before the payment date. The servicer will recover its advance from subsequent payments by or on behalf of the respective obligor, from insurance proceeds or, upon the servicer's determination that reimbursement from the preceding sources is unlikely, will recover its advance from any collections made on other receivables.

PAYMENTS ON THE NOTES

     Available Funds. The servicer will deposit in the collection account the aggregate principal payments, including full and partial prepayments (except certain prepayments in respect of precomputed receivables as described above under "The Notes -- Accounts") received on all receivables with respect to the preceding collection period. The funds available for distribution on the next payment date ("Available Funds") will consist of:

          (1) payments received from obligors in respect of the receivables (net of any amount required to be deposited to the payahead account in respect of precomputed receivables);

          (2) any net withdrawal from the payahead account in respect of precomputed receivables;

          (3) interest earned on funds on deposit in the collection account and payahead account;

          (4) liquidation proceeds received in respect of receivables;

          (5) advances received from the servicer in respect of interest on certain delinquent receivables;

          (6) amounts received in respect of required repurchases or purchases of receivables by BVAC or the servicer and any related indemnity payments;

          (7) proceeds from any insurance policies related to the receivables or the financed vehicles; and

          (8) recoveries with respect to charged-off receivables.

     As an administrative convenience, the servicer will be permitted to make the deposit of collections and aggregate advances and purchase amounts for or with respect to the collection period net of distributions to be made to the servicer with respect to the collection period (as described below). The servicer, however, will account to the indenture trustee and to the noteholders as if all deposits and distributions were made individually.

     The servicer will determine the amount of funds necessary to make payments of Monthly Principal and Monthly Interest to the holders of the notes and to pay the monthly servicing fee to the servicer, the monthly standby servicing fee to the standby servicer, the monthly indenture fee to the indenture trustee and the monthly owner trustee fee to the owner trustee. If there is a deficiency with respect to Monthly Interest or Monthly Principal on any payment date, after giving effect to the payments described in clauses (a) through (c) below on such payment date, the servicer will direct the indenture trustee to withdraw amounts from the spread account, up to the amount on deposit in such account. If there remains a deficiency of Monthly Interest or Monthly Principal or the monthly servicing fee, standby servicing fee, indenture trustee fee or owner trustee fee after such a withdrawal, the servicer will notify the indenture trustee of the remaining deficiency, and the indenture trustee will draw on the policy, up to the Policy Amount, to pay Monthly Interest, Monthly Principal, and the monthly servicing fee, standby servicing fee, indenture trustee fee and owner trustee fee. Additionally, if the Available Funds for a payment date are not sufficient to pay current and past due insurance premiums and other amounts owed to the insurer pursuant to the insurance agreement, plus accrued interest thereon, the servicer will notify the indenture trustee and the owner trustee of such deficiency. The amount, if any, then on deposit in the spread account (after giving effect to any withdrawal to satisfy a deficiency described in this and the preceding sentences) will be available to cover such deficiency.

     Payments. On each payment date, the indenture trustee will use the Available Funds (plus any amounts withdrawn from the spread account or drawn on the policy, as applicable) to make the following payments in the following priority:

          (a) the monthly indenture trustee fee (which indenture trustee fee
     shall not exceed $          in the aggregate), including any overdue
     monthly indenture trustee fee, to the indenture trustee, as well as expense reimbursements and indemnities owed to the indenture trustee;

          (b) without duplication, an amount equal to the sum of (1) the amount of outstanding advances in respect of receivables that became charged-off receivables during the prior collection period plus (2) the amount of outstanding advances in respect of receivables that the servicer determines to be unrecoverable, to the servicer;

          (c) the monthly servicing fee, including any overdue monthly servicing fee, to the servicer to the extent not previously distributed to the servicer, the monthly standby servicing fee (which standby
     servicing fee shall not exceed $          in the aggregate), including any
     overdue monthly standby servicing fee, to the standby servicer to the extent not previously distributed to the standby servicer, the monthly owner trustee fee, including any overdue monthly owner trustee fee (which
     owner trustee fee shall not exceed $          in the aggregate), to the
     owner trustee, as well as expense reimbursements and indemnities owed to the servicer, standby servicer and owner trustee (subject to the foregoing limitations), and to any successor servicer, the costs and expenses incurred by such successor servicer in connection with the transfer of
     servicing (which costs and expenses shall not exceed $          in the
     aggregate without the prior written consent of the insurer and the receipt of rating agency confirmations that the then-current ratings on the notes will not be adversely affected) and to the extent Available Funds are insufficient on any payment date to make all such payments, such Available Funds shall be distributed pro rata with respect to the foregoing payments;

          (d) Class A Monthly Interest to the Class A noteholders;

          (e) Monthly Principal to the Class A noteholders, in accordance with the Principal Payment Sequence (described below);

          (f) Class B Monthly Interest to the Class B noteholders;

          (g) Monthly Principal to the Class B noteholders, in accordance with the Principal Payment Sequence (only after the principal balances of the Class A notes have been repaid in full);

          (h) the insurance premium, including any overdue insurance premium, plus any accrued interest to the insurer;

          (i) the servicing fee, standby servicing fee, indenture trustee fee and owner trustee fee, as well as expense reimbursements and indemnities owed to the servicer, standby servicer, indenture trustee and owner trustee and costs and expenses incurred by any successor servicer (to the extent not paid pursuant to clause (a) or (c) above), to the servicer, standby servicer, indenture trustee, owner trustee and any successor servicer, respectively;

          (j) the amount of recoveries of advances (to the extent such recoveries have not previously been reimbursed to the servicer pursuant to clause (b) above), to the servicer;

          (k) the aggregate amount of any unreimbursed draws on the policy payable to the insurer under the insurance agreement, for Monthly Interest, Monthly Principal and any other amounts owing to the insurer under the insurance agreement, plus accrued interest thereon; and

          (l) the balance into the spread account.

     After all distributions pursuant to clauses (a) through (l) above have been made for each payment date, the servicer will determine the amount of funds remaining in the spread account on such date. If the funds in the spread account exceed the required spread amount, the indenture trustee will distribute any such excess to the owner trustee for distribution to the certificateholder or will distribute such excess directly to the certificateholder. Any amounts so distributed to the certificateholder will no longer be property of the trust and will not be available to make payments to you.

     Accelerated Payments Following Indenture Default. If the notes are accelerated following an indenture default, amounts collected will be applied in the following priority:

          (a) first, to pay any unpaid monthly indenture fees and expense reimbursements and indemnities owed to the indenture trustee;

          (b) second, pro rata, to pay any unpaid monthly servicing fees, standby servicing fees and owner trustee fees, as well as expense reimbursements and indemnities owed to the servicer, standby servicer and owner trustee;

          (c) third, to pay accrued interest on each class of Class A notes on a pro rata basis based on the interest accrued (including interest accrued on past due interest) on each class of Class A notes;

          (d) fourth, to pay principal on each class of Class A notes, on a pro rata basis based on the aggregate principal balance of each class of Class A notes, until the aggregate principal balance of each class of Class A notes is reduced to zero;

          (e) fifth, to pay accrued interest on the Class B notes (including accrued interest on past due interest);

          (f) sixth, to pay principal on the Class B notes until the aggregate principal balance of the Class B notes is reduced to zero;

          (g) seventh, to pay amounts owing the insurer under the insurance agreement; and

          (h) eighth, to the spread account, to be applied in accordance with the insurance agreement.

     Definitions. The following defined terms are used in this "Payments on the Notes" section.

     "Monthly Principal" for any payment date will equal the sum of the following:

          (1) the amount by which the aggregate principal balance of the receivables pool declined during the related collection period;

          (2) the amount, if any, which is necessary to reduce the principal balance of a class of notes to zero on its final maturity date; and

          (3) the Accelerated Principal Amount.

     For the purpose of determining Monthly Principal, the unpaid principal balance of a charged-off receivable or a receivable required to be purchased or repurchased by BVAC or the servicer will be zero as of the end of the collection period in which such receivable became a charged-off receivable or a purchased receivable. In no event will Monthly Principal exceed the aggregate outstanding principal balance of the notes.

     "Accelerated Principal Amount" means, for any payment date, after giving effect to all payments of interest and principal (other than any Accelerated Principal Amount) to the noteholders, an amount equal to the lesser of:

          (1) the Available Excess Funds or

          (2) the amount necessary to reduce the aggregate principal balances of the notes below the aggregate principal balance of the receivables pool as of the end of the related collection period until the aggregate principal balance of the receivables pool exceeds the aggregate principal balance of
     the notes by    % of the initial aggregate principal balance of notes or
     $          .

     "Available Excess Funds" for any payment date means the amount of Available Funds remaining from such payment date after paying the servicer, the noteholders and the insurer the amounts they are entitled to receive, without considering the amount of the Monthly Principal payment in respect of the Accelerated Principal Amount.

     A charged-off receivable for any collection period is a receivable as to which any of the following has occurred:

          (1) any payment, or part thereof, is           days or more delinquent
     as of the last day of such collection period;

          (2) the financed vehicle that secures the receivable has been
     repossessed and for at least           days; or

          (3) the receivable has been determined to be uncollectable in accordance with the servicer's customary practices on or prior to the last day of such collection period; provided, however, that any receivable which the depositor or the servicer is obligated to repurchase or purchase pursuant to the trust and servicing agreement shall be deemed not to be a charged-off receivable unless not repurchased within the time period provided for in the trust and servicing agreement.

     "Monthly Interest" for any payment date will equal the sum of Class A Monthly Interest and Class B Monthly Interest for such payment date and the related collection period.

     "Class A Monthly Interest" means the sum of Class A-1 Monthly Interest, Class A-2 Monthly Interest, Class A-3 Monthly Interest and Class A-4 Monthly Interest.

     "Class A-1 Monthly Interest" generally means, for any payment date, the product of the following:

          (a) one-three hundred sixtieth (1/360th) of the Class A-1 interest rate,

          (b) the actual number of days from the previous payment date or, in the case of the first payment date, from the closing date through the day before the related payment date, and

          (c) the aggregate principal balance of the Class A-1 notes as of the immediately preceding payment date (after giving effect to any distribution of Monthly Principal made on such payment date) or, in the case of the first payment date, the closing date.

     "Class A-2 Monthly Interest" generally means for any payment date, the product of the following:

          (a) one-twelfth of the Class A-2 interest rate, and

          (b) the aggregate principal balance of the Class A-2 notes as of the immediately preceding payment date (after giving effect to any distribution of Monthly Principal made on such payment date) or, in the case of the first payment date, the closing date.

     "Class A-3 Monthly Interest" generally means, for any payment date, the product of the following:

          (a) one-twelfth of the Class A-3 interest rate, and

          (b) the aggregate principal balance of the Class A-3 notes as of the immediately preceding payment date (after giving effect to any distribution of Monthly Principal made on such payment date) or, in the case of the first payment date, the closing date.

     "Class A-4 Monthly Interest" generally means, for any payment date, the product of the following:

          (a) one-twelfth of the Class A-4 interest rate, and

          (b) the aggregate principal balance of the Class A-4 notes as of the immediately preceding payment date (after giving effect to any distribution of Monthly Principal made on such payment date) or, in the case of the first payment date, the closing date.

     "Class B Monthly Interest" generally means, for any payment date, the product of the following:

          (a) one-twelfth of the Class B interest rate, and

          (b) the aggregate principal balance of the Class B notes as of the immediately preceding payment date (after giving effect to any distribution of Monthly Principal made on such payment date) or, in the case of the first payment date, the closing date.

     "Principal Payment Sequence" means the order in which Monthly Principal will be distributed among the noteholders. The order of distribution of Monthly Principal is:

          (1) to the Class A-1 noteholders until the aggregate principal balance of the Class A-1 notes has been reduced to zero;

          (2) to the Class A-2 noteholders until the aggregate principal balance of the Class A-2 notes has been reduced to zero;

          (3) to the Class A-3 noteholders until the aggregate principal balance of the Class A-3 notes has been reduced to zero;

          (4) to the Class A-4 noteholders until the aggregate principal balance of the Class A-4 notes has been reduced to zero; and

          (5) to the Class B noteholders until the aggregate principal balance of the Class B notes has been reduced to zero.

     However, if the amount of Available Funds (together with amounts withdrawn from the spread account and/or the policy) are not sufficient to pay the required payment of Monthly Principal to Class A noteholders in full on any payment date, the amount of such funds available to pay Monthly Principal to Class A noteholders will be distributed pro rata to the Class A noteholders based upon the relative aggregate principal balance of each class of Class A notes.

     Example of Payment Date Activities. The following chart sets forth an example of the application of the foregoing provisions to the first payment date on:

     [          ]. ........  Collection Period.  The collection period is the calendar month preceding the payment date. The servicer receives monthly payments, prepayments, and other proceeds in respect of the receivables and deposits them in the collection account. The servicer may deduct the monthly servicing fee from such deposits.

     [          ]. ........  Determination Date.  The determination date is the calendar day of the month, or if such day
                             is not a business day, the first day thereafter. On or before this date, the servicer delivers the servicer's certificate setting forth the amounts to be distributed on the payment date and the amounts of any deficiencies. If necessary, the indenture trustee notifies the insurer of any draws in respect of the policy.

     [          ]. ........  Record Date.  The record date is the last day of the collection month before the payment date.
                             Payments on the payment date are made to noteholders of record at the close of business on this date.

     [          ]. ........  Payment Date.  The payment date is the
                             calendar day of the month, or if such day is not a business day, the first business day thereafter.
                             The indenture trustee withdraws funds from the collection account and, as necessary, from the spread account and then draws on the policy, if necessary, to pay Monthly Interest and Monthly
                             Principal to the noteholders as described in this prospectus supplement. The indenture trustee distributes the portion of Monthly Interest and Monthly Principal to the noteholders, pays the monthly servicing fee, standby servicing fee, indenture trustee fee and owner trustee fee, each to the extent not previously paid, pays the insurance premium and all other amounts owing to the insurer.

DISTRIBUTIONS ON THE CERTIFICATE

     The certificate will be in the form of a trust certificate initially issued to the depositor and will entitle the depositor to receive all funds held in the spread account in excess of the required spread amount on each payment date after payment of all amounts owed to the noteholders, the servicer, the standby servicer, indenture trustee and the insurer. On or after the termination of the trust, the certificateholder is entitled to receive any amounts remaining in the spread account (only after all required payments to the insurer are made) after the payment of expenses and payments to the noteholders. See "The
Notes -- Accounts" and "The Notes -- Payments on the Notes" above.

THE POLICY

     On or before the closing date, the depositor, the trust and BVAC and the insurer will enter into the insurance agreement pursuant to which the insurer will issue an unconditional and irrevocable insurance policy. Subject to the terms of the policy, the insurer will guarantee the payment of Monthly Interest and Monthly Principal up to the Policy Amount. Under the terms of the indenture, after withdrawal of any amounts in the spread account with respect to a payment date to pay a deficiency in Monthly Interest or Monthly Principal, the indenture trustee will be authorized to draw on the policy for the benefit of the noteholders and credit the collection account for such draws as described above under "The Notes -- Payments on the Notes."

     The maximum amount that may be drawn under the policy on any payment date is limited to the policy amount for such payment date. The policy amount with respect to any payment date will equal:

          (A) the sum of:

             (1) the lesser of: (a) the aggregate outstanding principal balances of the notes (after giving effect to any distribution of Available Funds and any funds withdrawn from the spread account to pay Monthly Principal on such payment date) and (b) the initial aggregate principal balances of the notes minus all amounts previously drawn on the policy or withdrawn from the spread account with respect to Monthly Principal, plus

             (2) Monthly Interest, plus

             (3) the monthly servicing fee;

     less

          (B) all amounts on deposit in the spread account on such payment date (after giving effect to any funds withdrawn from the spread account to pay Monthly Principal on such payment date).

     The policy will also cover any amount paid or required to be paid by the trust to noteholders that is sought to be recovered as a voidable preference by a trustee in bankruptcy of BVAC or the depositor pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

     The insurer will be entitled to receive the insurance premium and certain other amounts on each payment date as described under "The Notes -- Payments on the Notes" and to receive amounts on deposit in the spread account as described above under "The Notes -- Accounts." Generally, the insurance premium for any payment date will be one-twelfth of the product of the policy per annum fee rate set forth in the insurance agreement and the aggregate principal balances of the notes calculated as of the last day of the collection period to which such payment date relates and payable monthly in arrears. The insurer will not be entitled to reimbursement of any amounts from the noteholders. The insurer's obligation under the policy is irrevocable and unconditional. The insurer will have no obligation to the noteholders or the indenture trustee other than its obligations under the policy.

     If the spread account balance has been reduced to zero and there has been a default under the policy, the trust will depend solely on current collections on the receivables to make payments of principal and interest on the notes. In addition, because the market value of motor vehicles generally declines with age and because of difficulties that may be encountered in enforcing motor vehicle contracts as described in the accompanying prospectus under "Certain Legal Aspects of the Receivables," the servicer may not recover the entire amount due on such receivables in the event of a repossession and resale of a financed vehicle securing a receivable in default. In such event, first, the Class B noteholders and second, the Class A noteholders may suffer a corresponding loss. Any such losses of the Class A noteholders will be borne pro rata based upon the relative principal balances of the outstanding classes of Class A notes. See "The Notes -- Payments on the Notes" above.

DEFAULT UNDER THE INDENTURE

     If one of the events of default under the indenture described in the accompanying prospectus occurs, either the insurer or, in certain limited circumstances, the noteholders may declare an indenture default. The insurer will control the remedy for an indenture default, unless the insurer is in default under the policy, in which case the noteholders will control the remedy. The party who declares the indenture default may give notice and accelerate the payment of principal in respect of the notes, declaring the principal on the notes immediately due and payable. The rights and remedies of the insurer and the noteholders may include the right to direct the indenture trustee to liquidate the property of the trust. See "Risk Factors -- Noteholders Have a Limited Right to Declare Indenture Defaults or Remedies" in this prospectus supplement and "The Indenture -- Default under the Indenture" in the accompanying prospectus.

RIGHTS OF THE INSURER UPON SERVICER DEFAULT, AMENDMENT OR WAIVER

     Upon the occurrence of an event of default by the servicer under the trust and servicing agreement, the insurer, or the owner trustee upon the consent of the insurer, will be entitled to appoint a successor servicer. In addition to the events constituting a servicer default as described in the accompanying prospectus, the trust and servicing agreement will also permit the insurer to appoint a successor servicer and to redirect payments made under the receivables to the indenture trustee upon the occurrence of certain additional events involving a failure of performance by the servicer or a material misrepresentation made by the servicer under the insurance agreement.

     The trust and servicing agreement cannot be amended or any provisions thereof waived without the consent of the insurer if such amendment or waiver would have a materially adverse effect upon the rights of the insurer.

                                  THE INSURER
               [Information about the insurer will be provided.]

                             REPORTS TO NOTEHOLDERS

     Unless and until definitive notes are issued (which will occur only under
the limited circumstances described in the accompanying prospectus),           ,
as indenture trustee, will provide monthly and annual statements concerning the trust and the notes to Cede & Co., the nominee of The Depository Trust Company, as registered holder of the notes. Such statements will not constitute financial statements prepared in accordance with generally accepted accounting principles. A copy of the most recent monthly or annual statement concerning the trust and the notes may be obtained by contacting the servicer at Bay View Acceptance Corporation, 818 Oak Park Road, Covina, California 91724 (telephone (650) 312-7393).

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

GENERAL

     Set forth below is a summary of certain United States federal income tax considerations relevant to a noteholder holding notes as capital assets and, unless otherwise indicated below, is a U.S. Person (as defined in the accompanying prospectus). This summary does not address special tax rules which may apply to certain types of investors, and investors that hold notes as part of an integrated investment. This summary supplements the discussion contained in the accompanying prospectus under the heading "Material Federal Income Tax Consequences," and supersedes that discussion to the extent that the two discussions are not consistent. This discussion is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change, possibly with retroactive effect. This discussion reflects the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), as well as regulations promulgated by the U.S. Department of Treasury. The discussion below does not purport to deal with all federal tax considerations applicable to all categories of investors. You should consult your own tax advisors in determining the federal, state, local and any other tax consequences of the purchase, ownership and disposition of the notes.

     Characterization of the Notes. The seller agrees, and the noteholders will agree by their purchase of the notes, to treat the notes as indebtedness for all federal, state and local income tax purposes. There are no regulations, published rulings or judicial decisions addressing the characterization for federal income tax purposes of securities with terms that are substantially the same as those of the notes. In general, whether instruments such as the notes constitute indebtedness for federal income tax purposes is a question of fact, the resolution of which is based primarily upon the economic substance and the transaction under which they are issued rather than merely upon the form of the transaction or the manner in which the instruments are labeled.

     The Internal Revenue Service (the "IRS") and the courts have stated various factors to be taken into account in determining, for federal income tax purposes, whether or not an instrument constitutes indebtedness and whether a transfer of property is a sale because the transferor has relinquished substantial incidents of ownership in the property or whether the transfer is a borrowing secured by the property. Patton Boggs LLP, special tax counsel to the depositor, expects to issue an opinion that the Class A notes will be treated as indebtedness and the Class B notes either may be treated as indebtedness or as an equity interest in the trust for federal income tax purposes. See "Material Federal Income Tax Consequences" in the accompanying prospectus. Except as set forth below under "-- Alternative Treatment of the Class B Notes," the remainder of this discussion assumes that the Class B notes are debt for federal income tax purposes. Prospective investors should consult their own tax advisors as to the proper characterization of the Class B notes.

     Classification of the Trust. In the opinion of Patton Boggs LLP, special tax counsel to the depositor, such a trust will not be treated as an association or a publicly traded partnership taxable as a corporation for federal income tax purposes, but rather will be disregarded as an entity separate from the depositor when the sole beneficial owner of the trust is the depositor, or will be treated as a domestic partnership when there are two or more beneficial owners of the trust. If the Class B notes are treated as equity interests in the trust, there will be two or more beneficial owners of the trust.

DISCOUNT AND PREMIUM

     For federal income tax reporting purposes, it is anticipated that the notes will not be treated as having been issued with original issue discount. The prepayment assumption that will be used in determining the rate of accrual of original issue discount and of market discount and premium, if any, for federal income tax purposes will be based on the assumption that subsequent to the date
of any determination the receivables will prepay at [     %] ABS, and there will
be no extensions of maturity for any receivable. However, no representation is made as to the rate, if any, at which the receivables will prepay. The IRS has issued regulations under Sections 1271 and 1275 of the Code generally addressing the treatment of debt instruments issued with original issue discount. You should know that the original issue discount regulations and Section 1272(a)(6) of the Code do not adequately address certain issues relevant to, or are not applicable to, securities such as the notes. Prospective purchasers of the notes are advised to consult with their tax advisors concerning the tax treatment of the notes.

     Purchasers of notes other than at original issue may acquire such notes a premium or at a discount. See discussion of premium and discount under OID under "Tax Consequences to Holders of Notes" in the Prospectus. A purchaser of notes should consult its own tax advisor regarding the possibility of making elections with respect to any such premium or discount.

SALE OR DISPOSITION OF NOTES

     If you sell a note, you will recognize gain or loss equal to the difference between the amount realized from the sale and your adjusted basis in such note. The adjusted basis generally will equal your cost of such note, increased by any original issue discount you included in ordinary income with respect to the note and reduced (but not below zero) by any payments on the note previously received or accrued by you (other than qualified stated interest payments) and any amortizable premium. Similarly, when you receive a principal payment with respect to a note, you will recognize gain or loss equal to the difference between the amount of the payment and the allocable portion of your adjusted basis in the note. Such gain or loss generally will be a long-term capital gain or loss if you held the note for more than one year.

BACKUP WITHHOLDING AND INFORMATION REPORTING

     Payments of interest and principal, as well as payments of proceeds from the sale of notes, may be subject to the "backup withholding tax" at the current applicable backup withholding rate if you fail to furnish to a trust with certain information, including your taxpayer identification number, or otherwise fail to establish an exemption from such tax. Any amounts deducted and withheld from a payment should be allowed as a credit against your federal income tax. Furthermore, certain penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.

     We will report to noteholders and to the IRS for each calendar year the amount of any "reportable payments" during such year and the amount of tax withheld, if any, with respect to payments on the notes.

NON-U.S. PERSONS

     Non-U.S. Persons are urged to consult their tax advisors regarding the effect of the withholding regulations. See "-- Alternative Treatment of the Class B Notes" below, concerning the possible application of withholding tax with respect to Class B notes held by Non-U.S. Persons.

ALTERNATIVE TREATMENT OF THE CLASS B NOTES

     If the Class B notes are treated as equity interests rather than indebtedness, the noteholders likely would be treated as owning an interest in a partnership and not an interest in an association or publicly traded partnership, taxable as a corporation. Although the aggregate amount of income reportable by a noteholder holding an interest in a partnership should not differ over the life of the obligation, the timing and character of such income could differ significantly. It is possible that payments on the Class B notes could be treated as "guaranteed payments" under the Code to the extent of any accrued interest and discount up to the holder's adjusted basis in the note, and as a return of capital as to any excess. To the extent payments are so characterized, a Class B noteholder who is a U.S. Person would be subject to federal income tax in substantially the same manner, except for timing and income characterization differences, as if the Class B notes were treated as debt.

     If a Class B noteholder's ownership of a Class B note is characterized as an equity interest but payments thereon are not treated as "guaranteed payments," it is unclear how the noteholder's distributable share of partnership income would be calculated. A Class B noteholder may be allocated a share of net income of the partnership equal to the amount of interest and discount income that accrued on the Class B notes for the applicable period. A Class B noteholder would be subject to federal income taxes on such income even though it may not have received an equivalent amount of cash from the partnership, for example, because of defaults or delinquencies on the trust assets. The characterization of an item of income or loss (e.g., as dividends, as interest, as rental income or as capital gain or loss as opposed to ordinary income or loss) will usually be the same for the Class B noteholder as it is for the partnership.

     It is not known whether any of the receivables will be issued with original issue discount greater than a de minimis amount. If any of such trust assets were in fact issued at greater than a de minimis discount or are otherwise treated as issued with original issue discount under the Treasury regulations, an amount of income will be imputed to the trust with respect to such trust's assets. In general, aggregate amount of original issue discount imputed to the trust with respect to each such trust asset will be the excess of the "stated redemption price at maturity" of such asset over its original issue price. The trust would have to include original issue discount in income as interest over the term of the respective trust asset possessing original issue discount under a constant yield method. In general, original issue discount must be included in income in advance of the receipt of cash representing that income.

     As indicated above, Class B noteholders may be allocated items of income of the trust in the event that such Class B noteholder's income is not treated as "guaranteed payments." Such allocated income would include any original issue discount determined to exist with respect to any of the trust assets. Each Class B noteholder should consult its own tax adviser regarding the impact to it of the original issue discount rules as applied to the trust and the impact of such with respect to such Class B noteholders. Some receivables may not have been issued with original issue discount, but, rather, may have been issued with "unstated interest" as determined under Section 483 of the Code. In this event, such unstated interest will be treated in a manner similar to original issue discount.

     Moreover, the purchase price paid by a trust for receivables may be greater or less than the remaining principal balance of the receivables at the time of purchase. If so, such trust assets will have been acquired at a premium or discount, as the case may be. Accordingly, in a manner similar to original issue discount, a Class B noteholder may be allocated a portion of such market discount income or premium amortization in the event that such Class B noteholder's income is not treated as "guaranteed payments." Each Class B noteholder should consult its own tax adviser regarding the impact to it of the market discount and premium rules as applied to a trust and the impact of such with respect to such Class B noteholder.

     A Class B noteholder will not be able to deduct its share of losses on trust assets (to the extent otherwise deductible under the Code) to the extent that such losses exceed its adjusted basis in its partnership interest (i.e., the Class B note). In addition, Class B noteholders who are individuals or certain closely held corporations (and certain other taxpayers) may be subject to other limitations on losses or deductions including the at risk limitations, the passive loss rules, the limitation on the deduction of investment interest, the limitation on deduction of non-business bad debts, and the limitation on the deduction of certain miscellaneous itemized non-trade or business expenses to the extent they do not, in the aggregate, exceed two percent of the taxpayer's adjusted gross income. Such taxpayers should consult their tax advisor concerning the various limitations on losses that may be applicable to an investment in a Class B note.

     All or a portion of any taxable income allocated to a Class B noteholder that is a pension, profit-sharing or employee benefit plan or other tax-exempt entity (including an individual retirement account) may constitute "unrelated business taxable income" which generally would be taxable to the holder under the Code.

     If the Class B notes are treated as equity (partnership) interests for income tax purposes, a Class B noteholder who is a Non-U.S. Person may be subject to withholding tax on its share of the income of the trust.

     In view of the foregoing treatment of individuals, certain closely held corporations, tax-exempt entities and Non-U.S. Persons, if the Class B Notes are treated as equity, the Class B notes may not be a suitable investment for such persons, and such persons should consult their own tax advisors in this regard.

STATE AND LOCAL TAXATION

     The discussion above does not address the tax consequences of purchase, ownership or disposition of the notes under any state or local tax law. In particular, in the event that a Class B noteholder's interest is characterized as a partnership interest, such Class B noteholder may be subject to state and local income tax with respect to a trust's activities. Investors should consult their own tax advisors regarding state and local tax consequences of the purchase, ownership and disposition of the notes.

                              ERISA CONSIDERATIONS

     Subject to the considerations set forth below and under "ERISA Considerations" in the accompanying prospectus, the Class A notes may be purchased by an employee benefit plan or an individual retirement account (a "Benefit Plan") subject to the fiduciary responsibility provisions of ERISA or
Section 4975 of the Code. A fiduciary of a Benefit Plan must determine that the purchase of a note is consistent with its fiduciary duties under ERISA and does not result in a nonexempt prohibited transaction as defined in Section 406 of ERISA or Section 4975 of the Internal Revenue Code. Section 406 of ERISA prohibits parties in interest with respect to a Benefit Plan from engaging in certain transactions (including loans) involving a Benefit Plan and its assets unless a statutory or administrative exemption applies to the transaction.
Section 4975 of the Internal Revenue Code imposes certain excise taxes (or, in some cases, a civil penalty may be assessed pursuant to section 502(i) or section 502(l) of ERISA) on disqualified persons who engage in non-exempt prohibited transactions or breaches of fiduciary duty.

     The United States Department of Labor has issued a regulation (29 CFR
Section 2510.3- 101) concerning the definition of what constitutes the assets of a Benefit Plan. This regulation provides that, as a general rule, the underlying assets and properties of corporations, partnerships, trusts and certain other entities in which a Benefit Plan purchases an "equity interest" will be deemed for purposes of ERISA to be assets of the investing Benefit Plan unless certain exceptions apply. This regulation defines an "equity interest" as any interest in an entity other than an instrument that is treated as indebtedness under applicable local law and which has no substantial equity features. Although the issue is not free from doubt, we believe that the Class A notes should not be treated as "equity interests" for purposes of the regulation. Accordingly, the acquisition of the Class A notes by benefit plan investors should not cause the assets of the trust to be treated as Benefit Plan assets for purposes of Title I of ERISA. However, the Class A notes may not be purchased with the assets of a Benefit Plan if the depositor, the servicer, the indenture trustee, the owner trustee or any of their affiliates:

          (1) has investment or administrative discretion with respect to such Benefit Plan assets;

          (2) has authority or responsibility to give, or regularly gives, investment advice with respect to such Benefit Plan assets, for a fee and pursuant to an agreement or understanding that such advice (a) will serve as a primary basis for investment decisions with respect to such Benefit Plan assets and (b) will be based on the particular investment needs for such Benefit Plan; or

          (3) is an employer maintaining or contributing to such Benefit Plan.

     Certain affiliates of the trust or the servicer might be considered or might become Parties in Interest with respect to a Benefit Plan. In such cases, the acquisition or holding of Class A notes by or on behalf of such a Benefit Plan could be considered to give rise to an indirect prohibited transaction within the meaning of ERISA and the Code, unless it is subject to one or more exemptions such as one of the following Prohibited Transaction Class Exemptions ("PTCE"):

     - PTCE 84-14, which exempts certain transactions effected on behalf of a Benefit Plan by a "qualified professional asset manager,"

     - PTCE 90-1, which exempts certain transactions involving insurance company pooled separate accounts,

     - PTCE 91-38, which exempts certain transactions involving bank collective investment funds,

     - PTCE 95-60, which exempts certain transactions involving insurance company general accounts, or

     - PTCE 96-23, which exempts certain transactions effected on behalf of a Benefit Plan by certain "in-house asset managers."

     Each purchaser or transferee of a note that is a Benefit Plan shall be deemed to have represented that the relevant conditions for exemptive relief under at least one of the foregoing exemptions (or other applicable exemption providing substantially similar relief) have been satisfied.

     None of these prohibited transaction exemptions exempt the Benefit Plan fiduciaries from satisfying their fiduciary duty obligations under ERISA.

     Because the Class B notes may be considered to have "substantial equity features," Class B notes should not be purchased by or on behalf of a Benefit Plan. Each purchaser or transferee of a Class B note shall be deemed to have represented that it is not a Benefit Plan and that it is not purchasing the note with assets of a Benefit Plan.

     For additional information regarding treatment of the notes under ERISA, See "ERISA Considerations" in the accompanying prospectus.

                                  UNDERWRITING

     Under the terms and subject to the conditions set forth in the underwriting
agreement for the sale of the notes, dated           the underwriters have
agreed, subject to the terms and conditions set forth therein, to purchase all the notes.

     The underwriters propose to offer part of the notes directly to you at the prices set forth on the cover page of this prospectus supplement and part to certain dealers at a price that represents a concession not in excess of % of the denominations of the Class A-1 notes, % of the denominations of the Class A-2 notes,

% of the denominations of the Class A-3 notes,      % of the denominations of
the Class A-4 notes, or      % of the denominations of the Class B notes. The
underwriters may allow and such dealers may reallow a concession not in excess
of      % of the denominations of the Class A-1 notes,      % of the
denominations of the Class A-2 notes,      % of the denominations of the Class
A-3 notes,      % of the denominations of the Class A-4 notes, or      % of the
denominations of the Class B notes.

     The depositor and BVAC have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The underwriters tell us that they intend to make a market in the notes, as permitted by applicable laws and regulations. However, the underwriters are not obligated to make a market in the notes and any such market-making may be discontinued at any time at the sole discretion of the underwriters. Accordingly, we give no assurances regarding the liquidity of, or trading markets for, the notes.

     In connection with this offering, the underwriters may over-allot or effect transactions which stabilize or maintain the market price of the notes at a level above that which might otherwise prevail in the open market. Such stabilizing, if commenced, may be discontinued at any time.

     In the ordinary course of their businesses, the underwriters and their affiliates have engaged and may in the future engage in investment banking, commercial banking and other advisory or commercial relationships with the depositor, BVAC and their affiliates.

     We will receive proceeds of $     from the sale of the notes, before
deducting our net expenses estimated to be $     .

                                 LEGAL OPINIONS

     Certain legal matters relating to the notes will be passed upon for the depositor and the trust by Patton Boggs LLP, Dallas, Texas, and for the
underwriters by           . Certain federal income tax consequences with respect
to the notes will be passed upon for the trust by Patton Boggs LLP.

                                    EXPERTS
                               [To be completed.]

                            INDEX OF PRINCIPAL TERMS

     We have listed below the terms used in this prospectus supplement and the pages where definitions of the terms can be found.

                                                              PAGE
                                                              ----
Accelerated Principal Amount................................  S-23
Available Excess Funds......................................  S-23
Available Funds.............................................  S-21
Bank........................................................   S-1
Benefit Plan................................................  S-30
BVAC........................................................   S-1
BVCC........................................................   S-1
BVFC........................................................  S-10
Class A Monthly Interest....................................  S-24
Class A-1 Monthly Interest..................................  S-24
Class A-2 Monthly Interest..................................  S-24
Class A-3 Monthly Interest..................................  S-24
Class A-4 Monthly Interest..................................  S-24
Class B Monthly Interest....................................  S-24
Cutoff Date.................................................   S-1
Closing Date................................................   S-2
Code........................................................  S-27
ERISA.......................................................   S-7
IRS.........................................................  S-28
Monthly Interest............................................  S-24
Monthly Principal...........................................  S-23
Named Lienholders...........................................   S-4
Policy Amount...............................................   S-5
Principal Payment Sequence..................................  S-24

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                       $

                          BAY VIEW [YEAR] OWNER TRUST
                       BAY VIEW TRANSACTION CORPORATION,
                                  AS DEPOSITOR

                        BAY VIEW ACCEPTANCE CORPORATION,
                                  AS SERVICER

              $       CLASS A-1 AUTOMOBILE RECEIVABLE BACKED NOTES
              $       CLASS A-2 AUTOMOBILE RECEIVABLE BACKED NOTES
              $       CLASS A-3 AUTOMOBILE RECEIVABLE BACKED NOTES
              $       CLASS A-4 AUTOMOBILE RECEIVABLE BACKED NOTES
               $       CLASS B AUTOMOBILE RECEIVABLE BACKED NOTES

             -----------------------------------------------------

                             PROSPECTUS SUPPLEMENT
             -----------------------------------------------------

                                 [UNDERWRITERS]

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different or additional information.

We are not offering the securities in any state where the offer is not permitted.

Dealers will deliver this prospectus supplement and the accompanying prospectus when acting as underwriters of the securities with respect to their unsold allotments or subscriptions. In addition, all dealers selling the securities will deliver this prospectus supplement and the accompanying prospectus
until          .

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                   SUBJECT TO COMPLETION, DATED MAY 14, 2003

PROSPECTUS

                              BAY VIEW AUTO TRUSTS
                            ASSET BACKED SECURITIES

                       BAY VIEW TRANSACTION CORPORATION,
                                  AS DEPOSITOR

                        BAY VIEW ACCEPTANCE CORPORATION,
                                  AS SERVICER

The trusts--

     - A new trust will be formed to issue each series of asset backed securities.

     - The primary assets of each trust will be a pool of new and used automobile retail installment sale and installment loan contracts secured by new and used automobiles, light-duty trucks, motorcycles, recreational vehicles, sport utility vehicles and vans.

     - Each trust will hold security or ownership interests in the vehicles financed under the trust's receivables, any proceeds from claims on certain related insurance policies, amounts on deposit in the trust accounts identified in the related prospectus supplement and any credit enhancement arrangements specified in the related prospectus supplement.

     - If specified in the related prospectus supplement, the trust will own funds on deposit in a pre-funding account which will be used to purchase additional receivables during the period specified in the related prospectus supplement.

The offered securities--

     - will represent beneficial interests in or obligations of the related trust;

     - will be paid only from the assets of the related trust;

     - will be rated by one or more nationally recognized rating agencies on the related closing date;

     - may benefit from one or more forms of credit enhancement; and

     - will be issued as part of a designated series, which will include one or more classes of notes and/or certificates.

     Consider carefully the risk factors beginning on page 8 in this prospectus.

     The securities of a given series represent beneficial interests in or obligations of the related trust only. Such securities do not represent obligations of or interests in, and are not guaranteed or insured by Bay View Transaction Corporation, Bay View Acceptance Corporation or any of their affiliates.

     This prospectus may be used to offer and sell any series of securities only if accompanied by the related prospectus supplement.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The date of this prospectus is           , 2003

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
  PROSPECTUS AND THE RELATED PROSPECTUS SUPPLEMENT..........    ii
SUMMARY OF TERMS............................................   S-1
RISK FACTORS................................................   S-8
THE TRUSTS..................................................  S-12
THE RECEIVABLES POOLS.......................................  S-14
WEIGHTED AVERAGE LIFE OF THE SECURITIES.....................  S-16
POOL FACTORS AND OTHER POOL INFORMATION.....................  S-17
USE OF PROCEEDS.............................................  S-17
BAY VIEW ACCEPTANCE CORPORATION AND AFFILIATES..............  S-18
DESCRIPTION OF THE SECURITIES...............................  S-18
DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENTS........  S-22
THE INDENTURE...............................................  S-31
CERTAIN LEGAL ASPECTS OF THE RECEIVABLES....................  S-34
MATERIAL FEDERAL INCOME TAX CONSEQUENCES....................  S-38
ERISA CONSIDERATIONS........................................  S-46
PLAN OF DISTRIBUTION........................................  S-48
LEGAL MATTERS...............................................  S-48
WHERE YOU CAN FIND MORE INFORMATION.........................  S-48
INDEX OF PRINCIPAL TERMS....................................  S-50

        IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS
                     AND THE RELATED PROSPECTUS SUPPLEMENT

     We tell you about the securities in two separate documents that progressively provide more detail: (1) this prospectus, which provides general information, some of which may not apply to a particular series of securities, including your series; and (2) the related prospectus supplement, which will describe the specific terms of your series of securities, including:

     - the timing of interest and principal payments;

     - the priority of interest and principal payments;

     - financial and other information about the receivables;

     - information about credit enhancement for each class;

     - the ratings of each class; and

     - the method for selling the securities.

     If the descriptions of a particular series of securities vary between this prospectus and the prospectus supplement, you should rely on the information in the prospectus supplement.

     You should rely only on the information provided in this prospectus and the related prospectus supplement, including the information incorporated by reference. We have not authorized anyone to provide you with any additional or different information. The information in the related prospectus supplement is only accurate as of the date of the related prospectus supplement. We are not offering the securities in any state where the offer is not permitted.

     We include cross-references in this prospectus and in the related prospectus supplement to captions in these materials where you can find further related discussions. The preceding table of contents provides the pages on which these captions are located.

     In this prospectus and in any related prospectus supplement, "we" refers to the depositor, Bay View Transaction Corporation, and "you" refers to any prospective investor in the securities.

                                SUMMARY OF TERMS

     - This summary highlights selected information from this prospectus and does not contain all of the information that you should consider in making your investment decision. To understand all of the terms of this offering, read the entire prospectus and the accompanying prospectus supplement.

     - The definitions of and references to capitalized terms used in this prospectus can be found on the pages indicated in the "Index of Principal Terms" on page 50 of this prospectus.

ISSUER

     The issuer with respect to any series of notes and/or certificates will be a trust. If the trust only issues notes or issues notes and certificates, the trust will be formed under a trust and servicing agreement between the depositor, the servicer and the owner trustee. If the trust only issues certificates, the trust will be formed under a pooling and servicing agreement among the depositor, the servicer and the trustee.

DEPOSITOR

     Bay View Transaction Corporation will be the depositor in connection with each trust. The depositor's principal executive offices are located at 1840 Gateway Drive, San Mateo, California 94404, and its telephone number is (650) 312-7393. The depositor is a wholly-owned subsidiary of Bay View Acceptance Corporation ("BVAC").

SERVICER

     BVAC will act as the servicer of the trust. The servicer will receive and apply payments on the receivables, service the collection of the receivables and direct the trustees to make the appropriate payments to the noteholders and the certificateholder. The servicer will receive a monthly servicing fee as compensation for its services. See "Servicing Compensation and Payment of Expenses" in the accompanying prospectus supplement. The servicer is a wholly-owned subsidiary of Bay View Bank, N.A. (the "Bank"), which is a wholly-owned subsidiary of Bay View Capital Corporation ("BVCC"). BVCC has adopted a plan of liquidation and stockholder liquidity pursuant to which both BVCC and the Bank are expected to be liquidated. See "Bay View Acceptance Corporation and Affiliates" and "Liquidation of Bay View Capital Corporation" in this prospectus supplement.

TRUSTEE

     The trustee or owner trustee will be specified in the prospectus supplement for each trust.

INDENTURE TRUSTEE

     The indenture trustee with respect to any series of securities that includes one or more classes of notes will be the indenture trustee specified in the related prospectus supplement.

THE NOTES

     A series of securities issued by a trust may include one or more classes of notes. Each class of notes of a series will be issued under an indenture between the applicable trust and the related indenture trustee. We will specify in the related prospectus supplement which class or classes of notes, if any, will be offered in connection with the issuance of a series.

     Generally, each class of notes will have a stated note principal balance specified in the related prospectus supplement and the notes will accrue interest on the stated note principal balance at a specified rate. Each class of notes may have a different interest rate, which may be fixed, variable, adjustable, or any combination of fixed, variable and adjustable. We will specify the interest rate for each class of notes or the method for determining such interest rate in the related prospectus supplement. In the related prospectus supplement we will specify the timing and amount of principal payments or the method for determining the timing and amount of principal payments of each class of notes.

     If a series includes two or more classes of notes, as specified in the related prospectus supplement, each class may differ as to:

     - timing and/or priority of payments;

     - seniority and/or allocation of payments and losses;

     - calculation and rate of interest;

     - amount of payments of principal or interest;

     - dependence of payments upon the occurrence of specified events or upon collections from certain designated receivables; and

     - any combination of the above.

THE CERTIFICATES

     A series of securities issued by a trust may include one or more classes of certificates. We will issue each class of certificates of a series pursuant to the related trust and servicing agreement or pooling and servicing agreement. We will specify in the related prospectus supplement which class or classes of certificates, if any, of the related series are being offered for sale. Generally, each class of offered certificates will have a stated certificate principal balance and will accrue interest on such class certificate balance at a specified pass-through rate. See "Description of the Securities -- Payments of Principal and Interest."

     The pass-through rate applicable to each class of certificates may be fixed, variable, adjustable or any combination of fixed, variable and adjustable.

     We will specify the pass-through rate or the method for determining the applicable pass-through rate for each class of certificates in the related prospectus supplement. A series of certificates may include two or more classes of certificates that may differ as to:

     - timing and/or priority of distributions;

     - seniority and/or allocations of distributions and losses;

     - calculation and pass-through rate of interest;

     - amount of distributions in respect of principal or interest;

     - dependence of payments upon the occurrence of specified events or upon collections from certain designated receivables; or

     - any combination of the above.

STRIP SECURITIES

     If provided in the related prospectus supplement, a series may include one or more classes of strip notes or strip certificates entitled to:

     - interest payments with disproportionate, nominal or no principal payments or

     - principal payments with disproportionate, nominal or no interest payments.

BOOK ENTRY SECURITIES

     We expect that the securities will be available in book-entry form only and will be available for purchase in minimum denominations of $1,000 and integral multiples thereof, except that one security of each class may be issued in such denomination as is required to include any residual amount. You will be able to receive definitive securities only in the limited circumstances described elsewhere in this prospectus or in the related prospectus supplement. See "Description of the Securities -- Definitive Securities."

PREPAYMENT OF SECURITIES DUE TO PURCHASE

     To the extent provided in the related prospectus supplement, the servicer or another entity will be entitled to purchase the receivables from a trust or to cause such receivables to be purchased by another entity when the outstanding principal or certificate balance of the receivables or a class of securities, respectively, has declined below a specified level. If the servicer or any such other entity exercises any such option to purchase the receivables, the trust will prepay the outstanding securities. See "Description of the Transfer and Servicing Agreements -- Termination." In addition, if the related prospectus supplement provides that the property of a trust will include a pre-funding account for the purchase of receivables for a specified funding period after the closing date, one or more classes of securities may be subject to a partial prepayment of principal following the end of the funding period, in the manner and to the extent specified in the related prospectus supplement. See "Description of the Transfer and Servicing Agreements -- Accounts -- Pre-Funding Account."

THE TRUST PROPERTY

     Unless the related prospectus supplement specifies otherwise, the property of each trust will include:

     - a pool of simple interest and precomputed interest installment sale and installment loan contracts secured by new and used automobiles, light trucks, recreational vehicles, motorcycles, sport utility vehicles and vans;

     - certain amounts due or received from the receivables after the cutoff date specified in the related prospectus supplement;

     - security interests in the vehicles financed through the receivables;

     - any right to recourse BVAC has against the dealers who sold the financed vehicles;

     - proceeds from claims on certain insurance policies;

     - certain rights under the related purchase agreement; and

     - all proceeds of the above.

     The majority of receivables are currently originated in California, Illinois and Texas. The property of each trust also will include amounts on deposit in, or certain rights with respect to, certain accounts, including the related certificate or collection account and any pre-funding account, spread account (or cash collateral account), payment account, yield supplement account or any other account identified in the applicable prospectus supplement. See "Description of the Transfer and Servicing Agreements -- Accounts."

     The receivables arise, or will arise, from:

          (1) motor vehicle installment sale contracts that were originated by dealers for assignment to BVAC; or

          (2) motor vehicle loan contracts that were solicited by dealers for origination by BVAC.

     BVAC will sell all the receivables to be included in a trust to the depositor. Then, the depositor will transfer the receivables to the trust.

     Payment of the amount due to the registered lienholder under each receivable is secured by a first perfected security interest in the related financed vehicle. BVAC (or its predecessor, Bay View Credit) or a "doing-business-as" variant of the Bay View name is or will be the registered lienholder (the "Named Lienholders") on the certificate of title of each of the financed vehicles.

     The receivables for each receivables pool will be selected from the automobile receivable portfolio of BVAC, based on the criteria specified in the related trust and servicing agreement or pooling and servicing agreement and described in this prospectus under "The Receivables Pools," "Description of the Transfer and

Servicing Agreements -- Sale and Assignment of Receivables" and "Description of the Transfer and Servicing Agreements -- Sale and Assignment of Subsequent Receivables," and in the related prospectus supplement under "The Receivables Pool."

     On the date a series of securities is issued, the depositor will convey receivables to the related trust in the aggregate principal amount provided in the related prospectus supplement.

PRE-FUNDED RECEIVABLES

     With respect to any series of securities, the trust may agree to purchase additional receivables from the depositor following the date on which the trust is established and the related securities are issued. See "Description of Transfer and Servicing Agreements -- Accounts -- Pre-Funding Account." We will describe any such pre-funding arrangement in the related prospectus supplement.

CREDIT ENHANCEMENT

     A trust may provide any one or more of the following forms of credit enhancement for one or more class or classes of securities to the extent described in the related prospectus supplement:

     - subordination of one or more other classes of securities of the same series,

     - spread accounts (or cash collateral accounts),

     - yield supplement accounts,

     - insurance policies,

     - surety bonds,

     - letters of credit,

     - credit or liquidity facilities,

     - over-collateralization,

     - guaranteed investment contracts,

     - swaps or other interest rate protection agreements,

     - repurchase obligations,

     - other agreements providing third-party payments or other support,

     - cash deposits, or

     - any other arrangements described in the prospectus supplement.

     We will describe any form of credit enhancement, including any limitations and exclusions from coverage, with respect to a trust or class or classes of securities in the related prospectus supplement.

TRANSFER AND SERVICING AGREEMENTS

     BVAC will sell the receivables to the depositor without recourse, pursuant to the related purchase agreement between BVAC and the depositor. If the trust will issue one or more classes of notes, the trust will pledge the receivables and the trust's property to the indenture trustee as collateral for repayment of the notes. In addition, the servicer will agree in the related trust and servicing agreement or pooling and servicing agreement to service, manage, maintain custody of and make collections on the related receivables.

     Unless otherwise provided in the related prospectus supplement, the servicer will advance funds to cover 30 days of interest due on any receivable that is more than 30 days delinquent. The servicer will make such an advance only if the servicer expects to recover such advance from subsequent payments on the receivable. Advances by the servicer will increase the funds available for distributions to securityholders on a payment date, but the servicer will recover such advances from subsequent payments of the receivables or, to the extent set forth in the related prospectus supplement, from insurance proceeds or withdrawals from any spread account or other available credit enhancement. See "Description of the Transfer and Servicing Agreements -- Advances."

REPURCHASE OF RECEIVABLES BY BVAC OR THE SERVICER

     BVAC must repurchase from the trust any receivable in which the interest of such trust is materially and adversely affected by a breach of any representation or warranty made by BVAC in the related purchase agreement, unless such breach is cured in a timely manner following the discovery by or notice to BVAC.

     In addition, the servicer must purchase any receivable if:

          (1) among other things, without being ordered to do so by a bankruptcy court or otherwise being mandated by law, the servicer:

             - reduces the rate of interest under the related receivable contract,

             - reduces the amount of the scheduled monthly payments or the amount financed, or

             - fails to maintain a perfected security interest in the related financed vehicle,

     and

          (2) the interest of the securityholders in such receivable is materially and adversely affected by such action or failure to act of the servicer.

     If the servicer extends the date for final payment by the obligor on the related receivable beyond the latest final scheduled maturity date for any class specified in the related prospectus supplement, the servicer must purchase the receivable on such final scheduled maturity date. Except as described above, none of BVAC, the trust or the depositor will have any other obligation with respect to the receivables or the securities. See "Description of the Transfer and Servicing Agreements -- Sale and Assignment of Receivables."

     The servicer will receive a monthly fee for servicing the receivables of each trust. The monthly servicing fee will be equal to (1) the monthly servicing fee rate multiplied by (2) the aggregate principal balance of the receivables pool as of the beginning of the related collection period. In addition, the servicer will receive certain late fees, prepayment charges and other administrative fees or similar charges. The servicer may also receive investment earnings from certain accounts and other cash flows with respect to a trust. See "Description of the Transfer and Servicing Agreements -- Servicing Compensation and Payment of Expenses."

CERTAIN LEGAL ASPECTS OF THE RECEIVABLES; REPURCHASE OBLIGATIONS

     In connection with the sale of receivables by BVAC to the depositor, by the depositor to a trust, and, in the case of a series of notes issued by the trust, the pledge of the receivables and the trust's property to the indenture trustee, security interests in the related financed vehicles will be assigned by BVAC to the depositor, by the depositor to the trust and, if applicable, by the trust to the indenture trustee. However, the certificates of title to such financed vehicles will not be amended to reflect the assignments to the depositor or to the trust, or the grant to the indenture trustee. In the absence of such amendments, the trust or the indenture trustee may not have a perfected security interest in the financed vehicles securing the receivables in some states.

     Unless otherwise specified in the related prospectus supplement, BVAC must repurchase from a trust any receivable sold to such trust as to which all action necessary to secure a first perfected security interest in the related financed vehicle in the name of the trust has not been taken as of the date such receivable is purchased by such trust, if:

          (1) such breach materially and adversely affects the interest of the related securityholders in such receivable, and

          (2) such breach is not cured by the end of the second month following the discovery by or notice to BVAC of such breach.

     If a trust or the indenture trustee does not have a perfected security interest in a financed vehicle, it may not be able to enforce its rights to repossess or otherwise collect on the financed vehicle. If the trust or the indenture trustee has a perfected security interest in the financed vehicle, the trust or the indenture trustee will have a prior claim over subsequent purchasers of the financed vehicle and holders of subsequently perfected security interests. However, a trust or indenture trustee could lose its security interest or the priority of its security interest in a financed vehicle due to liens for repairs of financed vehicles, due to liens for unpaid taxes by the related obligor, or through fraud or negligence of a third party. Neither the depositor nor BVAC will be required to repurchase a receivable with respect to which a trust or indenture trustee loses its security interest or the priority of its security interest in the related financed vehicle after the closing date as a result of any such mechanic's lien, tax lien or the fraud or negligence of a third party.

     Creditors such as BVAC must comply with federal and state consumer protection laws in connection with originating, purchasing and collecting consumer debt such as the receivables. Certain of these laws provide that an assignee of such a receivable (such as a trust or an indenture trustee) is liable to the related obligor for any violation of such laws by the creditor. Unless otherwise specified in the related prospectus supplement, BVAC must repurchase from the trust any receivable that fails to comply with the requirements of such consumer protection laws on the closing date if:

          (1) such failure materially and adversely affects the interests of the related securityholders in such receivable; and

          (2) such breach is not cured by the end of the second month following the discovery by or notice to BVAC of such breach.

     BVAC must repurchase any such receivable for which there is an uncured breach on or before the date that such breach is required to be cured. See "Certain Legal Aspects of the Receivables."

TAX CONSIDERATIONS

     If the prospectus supplement does not specify that the related trust will be treated as a grantor trust, upon the issuance of a series of securities, special federal tax counsel to such trust identified in the related prospectus supplement will deliver an opinion to the effect that:

     - any notes of such series will or, if so specified in the related prospectus supplement, should be characterized as debt for federal income tax purposes; and

     - such trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes.

     If a prospectus supplement specifies that the related trust is a grantor trust, federal tax counsel will deliver an opinion to the effect that such trust will be treated as a grantor trust for federal income tax purposes and will not be subject to federal income tax. See "Material Federal Income Tax Consequences" for additional information regarding the application of federal tax laws to a trust and the related securities.

ERISA CONSIDERATIONS

     Subject to the considerations discussed under "ERISA Considerations" in this prospectus and in the related prospectus supplement and unless otherwise provided therein, any securities that meet certain U.S. Department of Labor requirements are eligible for purchase by employee benefit plans and plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Notes that are treated as indebtedness under applicable local law and which have no substantial equity features may be acquired by such employee benefit plans. A class of certificates that is subordinated to any other class of certificates of the same series may not be acquired by any such employee benefit plan, a plan subject to ERISA or an individual retirement account. The related prospectus supplement will indicate if we do not believe a class of securities is eligible for purchase by such plans. See "ERISA Considerations" in this prospectus and in the related prospectus supplement.

RATINGS

     To the extent described in the related prospectus supplement, the securities must be rated by one or more nationally recognized statistical rating organizations. A rating is not a recommendation to purchase, hold or sell the securities because a rating does not comment as to market price or suitability for a particular investor. Ratings of securities address the likelihood of the payment of principal and interest on the securities pursuant to their terms. We cannot assure you that any rating will remain for a given period of time or that any rating will not be lowered or withdrawn entirely by a rating agency. For more detailed information regarding the ratings assigned to any class of securities of a particular series, See "Summary of Terms -- Ratings" in the related prospectus supplement.

                                  RISK FACTORS

     You should carefully consider the risk factors set forth below before purchasing any securities of any series.

IF THE TRUST DOES NOT HAVE A PERFECTED SECURITY INTEREST IN A FINANCED VEHICLE, IT MAY NOT BE ABLE TO COLLECT ON THE RECEIVABLE

     Simultaneously with each sale of receivables, BVAC will assign to the depositor, the depositor will assign to the related trust, and, in the case of a series of notes issued by the trust, the trust will pledge to the indenture trustee, security interests in the related financed vehicles. Due to administrative burden and expense, however, the certificates of title to such financed vehicles will not be amended to reflect the assignments to the depositor, the trust or the indenture trustee. In the absence of such amendments, a trust or the indenture trustee may not have a perfected security interest in such financed vehicles in some states.

     If a trust or the indenture trustee does not have a perfected security interest in a financed vehicle, it may not be able to enforce its rights to repossess or otherwise collect on such financed vehicle in the event of a default by the obligor. As such, the trust or the indenture trustee may be adversely affected by such failure. If the trust's or the indenture trustee's security interest in a financed vehicle is perfected, the trust or the indenture trustee will have a prior claim over subsequent purchasers of such financed vehicle and holders of subsequently perfected security interests. However, the trust or the indenture trustee could lose its security interest or the priority of its security interest in a financed vehicle due to liens for repairs of such financed vehicle, due to liens for taxes unpaid by the related obligor or through the fraud or negligence of a third party. Neither the depositor nor BVAC will have any obligation to repurchase a receivable in respect of which a trust or the indenture trustee loses its security interest or the priority of its security interest in the related financed vehicle as the result of any such mechanic's lien, tax lien or fraud or negligence occurring after the date such security interest was conveyed to the trust or the indenture trustee. See "Certain Legal Aspects of the Receivables -- Security Interest in Vehicles" and "Certain Legal Aspects of the Receivables -- Consumer Protection Laws."

IF A RECEIVABLES TRANSFER IS NOT A SALE, THE INSOLVENCY OF BVAC OR ITS AFFILIATES COULD REDUCE PAYMENTS TO YOU

     BVAC will warrant to the depositor in each purchase agreement that the sales of the receivables by BVAC to the depositor, and by the depositor to the related trust, respectively, are valid sales of the receivables to the depositor and to the trust. The benefit of such warranty will be assigned by the depositor to each trust in the related trust and servicing agreement or pooling and servicing agreement and further, in the case of a series of notes issued by the related trust, will be assigned by the related trust to the indenture trustee. However, the interest of the trust or the indenture trustee could be affected by the insolvency of BVAC or its affiliates as follows:

          (1) If BVAC or the depositor becomes a debtor in a bankruptcy case and a creditor or trustee-in-bankruptcy of such debtor or such debtor itself claims that the sale of receivables to the depositor or such trust, as applicable, constitutes a pledge of such receivables to secure a loan by such debtor, then delays in distributions on the receivables to securityholders could occur. If the court rules in favor of any such bankruptcy trustee, creditor or debtor, then reductions in the amounts of such payments could result.

          (2) If the transfer of receivables to the depositor or any trust is treated as a pledge rather than a sale, a tax or government lien on the property of BVAC or the depositor arising before the transfer of such receivables to such trust may have priority over such trust's interest in such receivables.

     However, if the transfers of receivables from BVAC to the depositor and from the depositor to the trust are treated as sales, the receivables would not be part of BVAC's or the depositor's bankruptcy estate and would not be available to creditors of BVAC or the depositor. See "Certain Legal Aspects of the Receivables -- Bankruptcy Matters."

BVAC AND ITS AFFILIATES HAVE LIMITED OBLIGATIONS TO MAKE PAYMENTS TO THE TRUSTS

     Generally, neither the depositor nor BVAC will be obligated to make any payments to a trust in respect of the related securities or receivables. The limited circumstances under which BVAC will be required to make payments to a trust relate to BVAC's obligation to repurchase from the trust any receivables with respect to which BVAC has breached any representations and warranties made in the purchase agreements and such breach materially and adversely affects the trust's interest in such receivable. In addition, BVAC, as servicer, may be required to purchase receivables from a trust under certain circumstances set forth in the trust and servicing agreement or the pooling and servicing agreement. See "Description of the Transfer and Servicing Agreements -- Sale and Assignment of Receivables" and "Description of the Transfer and Servicing Agreements -- Servicing Procedures." Neither BVAC, as servicer, or the depositor will have any responsibility for or will make any representation with respect to the collectibility of amounts due under the receivables or the value or sufficiency of any financed vehicle securing any receivable.

EACH TRUST WILL HAVE LIMITED ASSETS

     None of the trusts will have significant assets or sources of funds other than the related receivables and, to the extent provided in the related prospectus supplement, a pre-funding account, spread account, yield supplement account or other form of credit enhancement. The securities of each series will represent obligations of or interests in the related trust only and will not represent obligations of or interests in, or be insured or guaranteed by, any of the lienholders named on the certificates of title, the applicable trustees or any other entity. Consequently, you must rely for repayment upon payments on the related receivables and, if and to the extent available, amounts available under any available form of credit enhancement, all as specified in the related prospectus supplement.

PAYMENTS ON SOME SECURITIES MAY BE SUBORDINATED TO PAYMENTS ON OTHER SECURITIES

     To the extent specified in the related prospectus supplement, payments or distributions on certain classes of securities may be subordinated to payments or distributions on other classes of securities.

RAPID PREPAYMENTS MAY REDUCE YOUR ANTICIPATED YIELD

     Any of the receivables can be prepaid at any time by the related obligor. With respect to any receivable, the term prepayment includes prepayments in full, partial prepayments (including those related to rebates of extended warranty contract costs and insurance premiums) and liquidations due to defaults, as well as receipts of proceeds from physical damage, credit life and disability insurance policies and any lender's single insurance policy, and purchase amounts with respect to certain other receivables repurchased by BVAC as a result of a breach of a representation or warranty or purchased by the servicer for administrative reasons. The rate of prepayments on the receivables may be influenced by many economic, social and other factors, including the fact that an obligor generally may not sell or transfer the financed vehicle securing a receivable without the consent of the appropriate lienholder. The rate of prepayment on the receivables may also be influenced by the structure of the underlying contracts. If the receivables prepay more rapidly than expected, your anticipated yield may be reduced. See "Weighted Average Life of the Securities." In addition, if so provided in the related prospectus supplement, the servicer or another entity may be entitled to purchase the receivables of a given receivables pool under the circumstances described in such prospectus supplement which may further reduce your anticipated yield. See "Description of the Transfer and Servicing Agreements -- Termination."

     In addition, a series of securities may include one or more classes of interest-only or other strip securities entitled to (1) interest payments with disproportionate nominal or no principal payments or (2) principal payments with disproportionate, nominal or no interest payments. Such strip securities may be more sensitive than other classes of securities of such series to the rate of payment on the related receivables. If you wish to invest in any such class of securities, you should carefully consider the information provided with respect to such strip securities under "Risk Factors" and elsewhere in the related prospectus supplement.

INDIRECT EXERCISE OF RIGHTS DUE TO BOOK-ENTRY REGISTRATION

     Unless otherwise specified in the related prospectus supplement, each class of the securities of a given series initially will be represented by one or more certificates registered in the name of Cede & Co., or any other nominee of The Depository Trust Company ("DTC") set forth in the related prospectus supplement, and will not be registered in the names of the holders of such securities or their nominees. Because of this, unless and until definitive securities for such series are issued, you will not be recognized by the trustee as securityholders as such term is used in this prospectus. As such, until definitive securities are issued, beneficial owners of the securities will be able to exercise the rights of securityholders only indirectly through DTC and its participating organizations. See "Description of the Securities -- Book-Entry Registration" and "Description of the Securities -- Definitive Securities."

PRE-FUNDING MAY REDUCE YOUR ANTICIPATED YIELD

     If the related prospectus supplement provides for the sale and purchase of receivables during a funding period after the closing date using a pre-funded amount, the depositor or the trust will deposit the pre-funded amount specified in such prospectus supplement into the pre-funding account on the closing date. During the funding period and until such amounts are applied by the trustee to purchase subsequent receivables, amounts on deposit in the pre-funding account will be invested in eligible investments. Any investment income with respect to such investments (net of any related investment expenses) will be distributed on each payment date during the funding period as part of the available funds for the preceding calendar month. We expect that the investment income earned on amounts on deposit in the pre-funding account will be less than the interest accrued at the interest rate or pass-through rate applicable to the portion of the securities represented by the pre-funded amount.

     If the principal amount of receivables acquired by BVAC during a funding period and possessing the required attributes to transfer to a trust is less than the pre-funded amount, BVAC and the depositor may have insufficient eligible receivables to subsequently transfer to a trust. To the extent that the entire pre-funded amount has not been applied to the subsequent purchase of receivables by the end of the related funding period, any amounts remaining in the pre- funding account will be distributed as a full or partial prepayment of principal to holders of one or more classes of the related series of securities following the end of the funding period, in the amounts and pursuant to the priorities set forth in the related prospectus supplement. Such prepayment may reduce the securityholder's outstanding principal balance and anticipated yield. See "Summary of Terms -- Pre-Funded Receivables" and "Description of the Transfer and Servicing Agreements -- Sale and Assignment of Subsequent Receivables."

TRANSFER OF SERVICING MAY DELAY PAYMENTS TO YOU

     If BVAC were to cease servicing the automobile loans, delays in processing payments on the automobile loans and information regarding automobile loan payments could occur. This could delay payments to you.

SECURITYHOLDERS HAVE NO RECOURSE AGAINST THE DEPOSITOR, THE SERVICER, THE TRUSTEE OR THE UNDERWRITERS FOR LOSSES

     The securities represent obligations solely of the trust or debt secured by the trust property. No securities will be guaranteed by the depositor, the servicer, the trustee or the underwriters. Consequently, if payments on the receivables, and to the extent available, any credit enhancement, are insufficient to pay the securities in full, you have no rights to obtain payment from the depositor, the servicer, the trustee or the underwriters.

INTERESTS OF OTHER PERSONS IN THE RECEIVABLES AND FINANCED VEHICLES COULD BE SUPERIOR TO THE ISSUER'S INTEREST, WHICH MAY RESULT IN REDUCED PAYMENTS ON YOUR SECURITIES

     Due to, among other things, liens for repairs of a financed vehicle or for unpaid taxes to an obligor, the issuer could lose the priority of its security interest in a financed vehicle. Neither the depositor nor the servicer will have any obligation to repurchase a receivable if these liens result in the loss of the priority of the security interest in the financed vehicle after the issuance of securities by the issuer. Generally, no action will be taken to perfect the rights of the trust in proceeds of any insurance policies covering individual financed vehicles or obligors. Therefore, the rights of a third party with an interest in the proceeds could prevail against the rights of the trust prior to the time the proceeds are deposited by the servicer into an account controlled by the applicable trustee.

STATE LAWS AND OTHER FACTORS MAY LIMIT THE COLLECTION OF PAYMENTS ON THE RECEIVABLES AND REPOSSESSION OF THE VEHICLES

     State laws may prohibit, limit, or delay repossession and sale of the vehicles to recover losses on defaulted automobile loans. As a result, you may experience delays in receiving payments and suffer losses. Additional factors that may affect the trust's ability to recoup the full amount due on a receivable, include:

     - failure to file amendments to certificates of title relating to the vehicles;

     - failure to file financing statements to perfect the security interest in the vehicle;

     - depreciation of the financed vehicles;

     - obsolescence of the financed vehicles; and

     - damage or loss of any financed vehicle; and the application of federal and state bankruptcy and insolvency laws.

LOANS THAT FAIL TO COMPLY WITH CONSUMER PROTECTION LAWS MAY RESULT IN LOSSES ON YOUR INVESTMENT

     Federal and state consumer protection laws regulate the creation, collection and enforcement of consumer loans. These laws impose specific statutory liabilities upon creditors who fail to comply with their provisions. These laws may also make the issuer liable to the obligor for any violation by the lender. In some cases, this liability could affect the servicer's ability to enforce its rights related to secured loans such as the receivables. To the extent specified in this prospectus and in the prospectus supplement, the depositor may be obligated to repurchase any receivable that fails to comply with these legal requirements from the trust. If the depositor fails to repurchase that receivable, you might experience delays and/or reductions in payments on your securities.

COMMINGLING OF FUNDS WITH THE SERVICER'S FUNDS MAY RESULT IN REDUCED OR DELAYED PAYMENTS TO YOU

     Pending deposit into the collection or certificate account, collections may be invested by the servicer at its own risk and for its own benefit and will not be segregated from its own funds. If the servicer were unable to remit such funds, whether due to the bankruptcy of the servicer or otherwise, securityholders might incur a loss.

LOSSES AND DELINQUENCIES ON THE RECEIVABLES MAY DIFFER FROM BVAC'S HISTORICAL LOSS AND DELINQUENCY LEVELS

     We cannot guarantee that the delinquency and net loss levels of the receivables in the trust will correspond to the historical levels BVAC experienced on its portfolio. There is a risk that delinquencies and losses could increase or decline significantly for various reasons including:

     - changes in the federal income tax laws; or

     - a variety of social and economic factors, including interest rates, unemployment levels, the rate of inflation and consumer perceptions of economic conditions generally.

USED VEHICLES INCLUDED IN THE RECEIVABLES POOL MAY INCUR HIGHER LOSSES THAN NEW AUTOMOBILES

     Some or all of the assets of a trust may consist of loans to finance the purchase of used vehicles. Because the value of a used vehicle is more difficult to determine than a new vehicle, upon a sale of a repossessed used vehicle, a greater loss may be incurred.

THERE MAY BE DEVIATIONS IN CHARACTERISTICS OF THE RECEIVABLES POOL IF SUBSEQUENT RECEIVABLES ARE PURCHASED BY THE TRUST

     Any addition of a subsequent receivable to the trust is subject to the satisfaction of certain characteristics designed to protect the interests of investors. However, the characteristics of the subsequent receivables may deviate significantly from the characteristics of the entire pool of receivables as of the closing date.

DEFAULTED RECEIVABLES MAY RESULT IN A DELAY IN PAYMENTS TO SECURITYHOLDERS AND A LOSS OF YOUR INVESTMENT

     If the servicer must repossess and dispose of vehicles to recover scheduled payments due on defaulted receivables, the trust may not realize the full amount due on a receivable, or may not realize the full amount on a timely basis. As a result, you may be subject to delays in receiving payments and suffer loss of your investment in the securities.

INADEQUATE INSURANCE ON VEHICLES MAY CAUSE YOU LOSSES ON YOUR INVESTMENT

     Each receivable requires the obligor to maintain insurance covering physical damage to the vehicle with BVAC named as a loss payee. Since the obligors select their own insurers to provide the required coverage, the specific terms and conditions of their policies vary. In addition, although each receivable generally gives the servicer the right to force place insurance coverage in the event the required physical damage insurance on a vehicle is not maintained by an obligor, the servicer is not obligated to force place coverage and BVAC's policy is not to obtain such coverage. If insurance coverage is not maintained by obligors and coverage is not force placed, then insurance recoveries on losses or casualties to vehicles included in the trust property may be limited, and you could suffer a loss on your investment.

LIMITATIONS ON INTEREST PAYMENTS AND REPOSSESSIONS PURSUANT TO THE SOLDIERS' AND SAILORS' CIVIL RELIEF ACT OF 1940 MAY CAUSE LOSSES ON YOUR INVESTMENT

     Generally, under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), or similar state legislation, a lender may not charge an obligor who enters military service after the origination of the automobile loan interest, including fees and charges, above an annual rate of 6% during the period of the obligor's active duty status, unless a court orders otherwise upon application to the lender. It is possible that this action could affect the servicer's ability to collect full amounts of interest on some of the automobile loans. In addition, the relief act imposes limitations that would impair the servicer's ability to repossess an affected receivable during the obligor's period of active duty status. Thus, if the receivables go into default, there may be delays and losses to you.

TERRORIST ATTACKS MAY CAUSE LOSSES ON YOUR INVESTMENT

     The long term economic impact of the events of September 11, 2001, and the United States' continuing military response, remain uncertain, but could have a material effect on general economic conditions, consumer confidence, and market liquidity. No assurance can be given as to the effect of these events on consumer confidence and the performance of the contracts. Any adverse impact resulting from these events would be borne by the holders of the securities. United States military operations also increase the likelihood of shortfalls on the contracts under the Relief Act. See "Risk Factors -- Limitations on Interest Payments and Repossession Pursuant to the Solders' and Sailors' Civil Relief Act of 1940 May Cause Losses on Your Investment."

                                   THE TRUSTS

     Each series of securities will be issued by a separate trust established by the depositor pursuant to a trust and servicing agreement or pooling and servicing agreement for the transactions described in this prospectus and in the related prospectus supplement. Except as otherwise provided in the related prospectus supplement, the property of each trust will include:

          (1) a pool of receivables, including any receivables conveyed to the trust after the closing date, and certain payments due or received thereunder after the applicable cutoff date;

          (2) a pre-funded amount to purchase receivables after the closing date, if so provided in the related prospectus supplement;

          (3) interests in certain amounts that may from time to time be held in separate trust accounts established and maintained pursuant to the related trust and servicing agreement or pooling and servicing agreement and, if so provided in the related prospectus supplement, the proceeds of such accounts;

          (4) security interests in the financed vehicles and any other interest of BVAC and the Named Lienholders as the registered lienholders on the certificates of title of each of the financed vehicles and the depositor in such financed vehicles;

          (5) any recourse rights of the Named Lienholders against dealers;

          (6) any rights of BVAC to proceeds from claims on or refunds of premiums with respect to certain physical damage, credit life and disability insurance policies covering the financed vehicles or the obligors, as the case may be, including any lender's single interest insurance policy;

          (7) any property that secures a receivable and that has been acquired by the trust;

          (8) certain rights under the related purchase agreement between BVAC and the depositor; and

          (9) any and all proceeds of the foregoing.

     The receivables in each receivables pool were or will be either (a) originated by dealers for assignment to BVAC or (b) solicited by dealers for origination by BVAC. One of the Named Lienholders will be the registered lienholder listed on the certificates of title of the financed vehicles. The receivables will continue to be serviced by BVAC as the initial servicer under each trust and servicing agreement or pooling and servicing agreement.

     On or prior to the applicable closing date, BVAC will sell to the depositor, pursuant to the related purchase agreement, receivables in the aggregate principal amount specified in the related prospectus supplement. Thereafter, on such closing date, the depositor will convey such receivables to the related trust. BVAC and the depositor may be required to convey additional receivables to the trust after the closing date if indicated in the prospectus supplement. See "Description of the Transfer and Servicing Agreements -- Sale and Assignment of Subsequent Receivables" in this prospectus.

     BVAC and the depositor will not convey to a trust any contract with a dealer establishing "dealer reserves" or any rights to recapture dealer reserves pursuant to such a contract. To the extent specified in the related prospectus supplement, a pre-funding account, spread account, yield supplement account, surety bond, swap or other interest rate protection, or any other form of credit enhancement may be a part of the property of a trust or may be held by the applicable trustee for the benefit of holders of the related securities.

     If the protection provided to the securityholders by the subordination, if any, of one or more classes of securities of such series and by any spread account, yield supplement account or other available form of credit enhancement for such series is insufficient, the securityholders will have to look to payments by or on behalf of obligors on the related receivables and the proceeds from the repossession and sale of financed vehicles that secure defaulted receivables for distributions of principal of and interest on the related securities. In such event, certain factors, such as the trust or the indenture trustee not having perfected security interests in all of the financed vehicles, may limit the ability of a trust to liquidate the collateral securing the related receivables or may limit the amount realized to less than the amount due under such receivable. Securityholders may not receive timely payment on, or may incur losses on their investment in, such securities as a result of defaults or delinquencies by obligors and depreciation in the value of the related financed vehicles. See "Description of the Transfer and Servicing Agreements -- Credit Enhancement" and "Certain Legal Aspects of the Receivables."

THE OWNER TRUSTEE AND THE INDENTURE TRUSTEE

     The owner trustee for each trust and, if the trust issues notes, the indenture trustee for the series of notes, will be specified in the related prospectus supplement. The liability of the owner trustee and/or the indenture trustee in connection with the issuance and sale of the related securities is limited solely to the express obligations of such trustee set forth in the related trust and servicing agreement or pooling and servicing agreement and, if applicable, in the related indenture.

     A trustee may resign at any time. The servicer may remove an owner trustee, and the servicer or the insurer may remove an indenture trustee, if such trustee ceases to be eligible to continue as trustee under the trust and servicing agreement or pooling and servicing agreement, or, if applicable, under the indenture, or if such trustee becomes insolvent. If the trustee resigns or if the servicer or the insurer removes a trustee, the servicer will be obligated to appoint a successor to such trustee. The insurer must consent to any such appointment of a successor trustee. Any resignation or removal of a trustee and appointment of a successor trustee will not become effective until the successor trustee accepts the appointment.

                             THE RECEIVABLES POOLS

GENERAL

     The receivables in each receivables pool were or will be acquired by BVAC or another Named Lienholder from dealers in the ordinary course of business. One of the Named Lienholders will be the registered lienholder on the certificates of title to each of the financed vehicles.

     The receivables to be sold to each trust will be selected from BVAC's portfolio for inclusion in a receivables pool based on several criteria, including that, unless otherwise provided in the related prospectus supplement, each receivable:

     - is secured by a new or used vehicle;

     - provides for level monthly payments (except for the last payment, which may be different from the level payments) that fully amortize the amount financed over the original term to maturity of the receivable;

     - is a precomputed receivable or a simple interest receivable; and

     - satisfies the other criteria, if any, set forth in the related prospectus supplement.

     Except as described in the related prospectus supplement, no selection procedures believed by BVAC or the depositor to be adverse to securityholders were or will be used in selecting the receivables.

UNDERWRITING PROCEDURES

     BVAC uses the degree of the applicant's creditworthiness as the basic criterion when purchasing an installment sales contract from a dealer. Each credit application requires that the applicant provide current information regarding the applicant's employment history, bank accounts, debts, credit references, and other factors that bear on creditworthiness. BVAC generally applies uniform underwriting standards when acquiring loans on new and used vehicles. BVAC also typically obtains a credit report from a major credit reporting agency summarizing the applicant's credit history and paying habits, including such items as open accounts, delinquent payments, bankruptcies, repossessions, lawsuits, and judgments. Information relating to the applicant and supplied by the applicant on the loan application combined with information provided by credit reporting agencies is used to generate the borrower's credit score.

     The credit score generated is used as the basic determinant for loan approval. BVAC's credit scoring model was developed by an independent firm experienced in developing credit scoring models and utilizes extensive historical data related to BVAC's origination and servicing experience as well as the experience of BVAC's senior management. BVAC's credit scoring model evaluates an applicant's credit profile along with certain specific characteristics to arrive at an estimate of the associated credit risk. Additionally, BVAC's credit analysts may also verify an applicant's employment income and/or residency or where appropriate, verify an applicant's payment history directly with the applicant's creditors. BVAC will also generally verify receipt of the automobile and other information directly with the borrower. Based on these procedures, a credit decision is considered and approved by BVAC personnel at various levels of authority, depending on a variety of factors including the amount of the loan and the applicant's credit score.

     BVAC's underwriting guidelines have historically not adhered to specific loan-to-value ratios because the primary focus is on the ability of the borrower to repay the loan rather than the value of underlying collateral. The amount financed by BVAC will generally include the full sales price of the vehicle plus sales tax, dealer preparation fees, license fees and title fees, plus the cost of service and warranty contracts and premiums for physical damage, credit life and disability insurance obtained in connection with the vehicle or the financing (such amounts in addition to the sales price, collectively the "Additional Vehicle Costs"). Accordingly, the amount financed by BVAC under an installment contract generally may exceed, depending on the credit score, in the case of new vehicles, the manufacturer's suggested retail price of the financed vehicle and the Additional Vehicle Costs. In the case of used vehicles, if the applicant meets BVAC's creditworthiness criteria, the amount financed may exceed the vehicle's value as assigned by one of the three standard reference sources for dealers of used cars and the Additional Vehicle Costs. Depending on the dealer's location, BVAC will use the "Kelley Blue Book," "NADA Official Used Car Guide" or the "Black Book" published by National Auto Research to obtain a value to assign to a used vehicle for underwriting purposes.

     Based on its historical experience, BVAC recognizes that the resale value of a new vehicle purchased by an obligor will generally decline below the manufacturer's suggested retail price and, in some cases, may decline below the principal balance outstanding on the related installment contract. BVAC also believes that the resale value of a used vehicle purchased by an obligor will generally decline, but believes that the percentage of such decline generally will be less than the percentage of decline in the resale value of a new vehicle. BVAC regularly reviews the quality of the contracts purchased from dealers and periodically conducts quality control audits to ensure compliance with its established policies and procedures.

     The underwriting procedures and standards employed by the other Named Lienholders are generally similar to those used by BVAC, accordingly, references to BVAC in the foregoing discussion of BVAC's underwriting procedures apply also to any receivables included in a receivables pool that were acquired by BVAC from another Named Lienholder or receivables that were otherwise originated by BVAC or another Named Lienholder. See also "Bay View Acceptance Corporation and Affiliates."

ALLOCATION OF PAYMENTS

     The receivables will be either simple interest receivables or precomputed receivables. Simple interest receivables provide for equal monthly payments that are applied first to interest accrued to the date of such payment, then to principal due on such date, then to pay any applicable late charges, and then to further reduce the outstanding principal balance. Accordingly, if an obligor pays a fixed monthly installment before its due date under a simple interest receivable, the portion of the payment allocable to interest for the period since the preceding payment will be less than it would have been had the payment been made on the contractual due date and the portion of the payment applied to reduce the principal balance of the receivable will be correspondingly greater. Conversely, if an obligor pays a fixed monthly installment under a simple interest receivable after its contractual due date, the portion of such payment allocable to interest for the period since the preceding payment will be greater than it would have been had the payment been made when due and the portion of such payment applied to reduce the principal balance of the receivable will be correspondingly less, in which case a larger portion of the principal balance may be due on the final scheduled payment date.

     Precomputed receivables consist of either (1) monthly actuarial receivables or (2) receivables that provide for allocation of payments according to the "sum of periodic balances" method, similar to the rule of 78's. An actuarial receivable provides for amortization of the receivable over a series of fixed level monthly installments. Each monthly installment, including the monthly installment representing the final payment of the receivable, consists of an amount of interest equal to one-twelfth of the annual percentage rate of the receivable multiplied by the unpaid principal balance of the loan, and an amount of principal equal to the remainder of the monthly payment. A rule of 78's receivable provides for the payment by the obligor of a specified total amount of payments, payable in equal monthly installments on each due date, which total represents the principal amount financed and add-on interest for the term of the receivable. The rate at which the amount of add-on interest is earned and, correspondingly, the amount of each fixed monthly payment allocated to reduction of the outstanding principal amount of the receivable are calculated in accordance with the sum of the periodic time balances or the rule of 78's. If a precomputed receivable is prepaid in full (voluntarily or by liquidation, acceleration or otherwise), under the terms of the contract a "refund" or "rebate" will be made to the obligor of the portion of the total amount of payments then due and payable under the contract allocable to "unearned" interest. Unearned interest is calculated in accordance with the sum of the periodic time balances method or a method equivalent to the rule of 78's. The amount of any such rebate under a precomputed receivable generally will be less than or equal to the remaining scheduled payments of interest that would have been due under a simple interest receivable for which all payments were made on schedule and generally will be significantly less than such amount.

     Unless otherwise stated in the related prospectus supplement, all of the receivables that are precomputed receivables will be rule of 78's receivables; however, each trust will account for all rule of 78's receivables as if these receivables were actuarial receivables. Except as otherwise indicated in the related prospectus supplement, early payments on precomputed receivables will be deposited to the payahead account as described under "Description of the Transfer and Servicing Agreements -- Accounts." Amounts received upon prepayment in full of a rule of 78's receivable in excess of the then outstanding principal balance of such receivable (computed on an actuarial basis) will not be passed through to securityholders, except to the extent necessary to pay interest and principal on the securities.

     If a receivable is liquidated or a financed vehicle is repossessed, amounts recovered are applied first to the expenses of repossession and then to unpaid principal and interest and any related payment or other fee.

DELINQUENCIES, REPOSSESSIONS AND NET LOSSES

     Certain information about the experience of BVAC pertaining to delinquencies, repossessions and net losses with respect to new and used automobile, light-duty truck, motorcycle, recreational vehicle and van receivables will be set forth in each prospectus supplement. We cannot assure you that the delinquency, repossession and net loss experience with respect to any receivables pool will be comparable to prior experience or to the information provided in the prospectus supplement.

                    WEIGHTED AVERAGE LIFE OF THE SECURITIES

     The weighted average life of the securities of any series generally will be influenced by the rate at which the principal balances of the underlying receivables are paid, which payment may be in the form of scheduled amortization or prepayments. For this purpose, the term prepayments includes prepayments in full, partial prepayments (including those related to rebates of extended warranty contract costs and insurance premiums), liquidations due to defaults, as well as receipts of proceeds, if any, from physical damage, credit life and disability and/or any lender's single interest insurance policies, and the purchase amount of receivables repurchased by BVAC due to a breach of a representation or warranty or purchased by the servicer for administrative purposes. Obligors may prepay the receivables at any time without penalty (or with a de minimis charge).

     The rate of prepayment of automotive receivables is influenced by a variety of economic, social and other factors, including the fact that an obligor generally may not sell or transfer the financed vehicle securing a receivable without the consent of the applicable Named Lienholder as the registered lienholder (or the servicer on behalf of the lienholder). The rate of prepayment on the receivables may also be influenced by the structure of the underlying contracts. A series of securities which includes notes may require, if specified in the related prospectus supplement, principal payments at a rate faster than the rate at which principal payments on the receivables are received. These accelerated payments, if any, will be made from the excess cash flows expected to come from the receivables and this feature should shorten the average life of some or all of the securities of such series.

     In addition, under certain circumstances, BVAC will be obligated to repurchase receivables from a trust as a result of breaches of representations and warranties, and the servicer will be obligated to purchase receivables from a trust as a result of breaches of certain covenants. In each case, BVAC will repurchase such receivables pursuant to the related Transfer and Servicing Agreements. See "Description of the Transfer and Servicing Agreements -- Sale and Assignment of Receivables," "Description of the Transfer and Servicing Agreements -- Servicing Procedures," and "Description of the Transfer and Servicing Agreements -- Termination" regarding the option of the servicer or any other entity to purchase or cause the receivables to be purchased from a trust.

     A series of securities may include one or more classes of strip notes or strip certificates that may be entitled to interest payments with disproportionate, nominal or no principal payments or principal payments with disproportionate, nominal or no interest payments ("Strip Securities"). Strip Securities may be more sensitive than certain other classes of securities of the same series to the rate of payment of the related receivables. Prospective investors in Strip Securities should consider carefully the information about Strip Securities in the related prospectus supplement.

     In light of the above considerations, we cannot assure you as to the amount of principal payments to be made on the securities of a series on any payment date since such amount will depend, in part, on the amount of principal collected on the related receivables pool during the applicable collection period. Any reinvestment risks resulting from a faster or slower incidence of prepayment of receivables will be borne entirely by the securityholders. The related prospectus supplement may set forth additional information with respect to the maturity and prepayment considerations applicable to the particular receivables pool and the related series of securities or particular classes of securities.

                    POOL FACTORS AND OTHER POOL INFORMATION

     The "Pool Factor" for each class of securities will be a seven-digit decimal which the servicer will compute prior to each distribution with respect to such class of securities and which will indicate the remaining aggregate principal balance of such class of securities, as of the applicable payment date (after giving effect to distributions to be made on such payment date), as a fraction of the initial aggregate principal balance of such class of securities. Each Pool Factor will be 1.0000000 as of the related closing date and thereafter will decline to reflect reductions in the applicable aggregate principal balance of the notes or the certificates. A securityholder's portion of the aggregate outstanding aggregate principal balance of the notes or the certificates will equal the product of (1) the original denomination of such securityholder's security and (2) the applicable Pool Factor at the time of determination for such class of securities.

     Unless otherwise provided in the related prospectus supplement, securityholders will receive reports on or about each payment date concerning payments received on the receivables, the aggregate principal balance of the receivables pool and each Pool Factor. In addition, securityholders of record during any calendar year will be furnished information for tax reporting purposes not later than the latest date permitted by law. See "Description of the Securities -- Statements to Securityholders."

                                USE OF PROCEEDS

     Unless otherwise provided in the related prospectus supplement, the depositor will apply the net proceeds from the sale of the securities to the purchase of the receivables from BVAC and, if so provided in the related prospectus supplement, to fund the pre-funding account. BVAC will use the portion of such proceeds paid to it for general corporate purposes and the repayment of certain of its short-term indebtedness.

                 BAY VIEW ACCEPTANCE CORPORATION AND AFFILIATES

     BVAC. BVAC is an automotive finance company engaged primarily in the indirect financing (the purchase of loan contracts from dealers) of automobile purchases by individuals. BVAC currently acquires automobile receivables from over 6,000 manufacturer franchised automobile dealerships in 20 states. BVAC is a Nevada corporation, formerly known as Bay View Financial Corporation ("BVFC") and was formed in 1989 by BVAC's parent, the Bank. The Bank is the wholly-owned subsidiary of BVCC. In January 1998, BVFC was renamed BVAC and entered the indirect automobile finance business through a corporate restructuring by which it became the holding company of California Thrift & Loan, which was acquired by BVCC in June, 1996. California Thrift & Loan's primary business was the underwriting and purchasing of high yield retail installment sales contracts secured by new and used automobiles and light-duty trucks from dealers located primarily in the states of California, Arizona, Colorado, Illinois, New Mexico, Nevada, Oregon and Texas. BVAC began purchasing and originating automobile receivables in January, 1998.

     Bay View Transaction Corporation. Bay View Transaction Corporation, the depositor, is a special purpose, bankruptcy remote, wholly-owned subsidiary of BVAC. The depositor was formed in April 2003 as a Delaware corporation and is organized for the limited purpose of acquiring automobile installment sale and installment loan contracts, reselling such receivables and conducting activities incidental thereto.

     The depositor has taken steps in structuring the transactions contemplated in this prospectus that are intended to ensure that the voluntary or involuntary application for relief by the depositor under the United States Bankruptcy Code or other applicable laws will not result in the consolidation of the assets and liabilities of the depositor with those of BVAC, the Bank or BVCC. These steps include the creation of the depositor as a separate, limited-purpose subsidiary pursuant to a certificate of incorporation containing certain limitations (including restrictions on the nature of the depositor's business, as described above, and restrictions on the depositor's ability to commence a voluntary case or proceeding under any bankruptcy or insolvency law without the unanimous affirmative vote of all its directors). However, we cannot assure you that the activities of the depositor would not result in a court concluding that the assets and liabilities of the depositor should be consolidated with those of BVAC, the Bank or BVCC in a proceeding under such bankruptcy or other applicable laws. See "Risk Factors -- The Insolvency of BVAC or its Affiliates Could Reduce Payments to You."

     In addition, tax and certain other statutory liabilities can be asserted against the depositor. To the extent that any such liabilities arise after the transfer of the receivables to the trust, the trust's interest in the receivables would be prior to the interest of the claimant with respect to any such liabilities. However, the existence of a claim against the depositor could permit the claimant to subject the depositor to an involuntary proceeding under the United States Bankruptcy Code or other bankruptcy or insolvency laws. See "Certain Legal Aspects of the Receivables -- Bankruptcy Matters."

                         DESCRIPTION OF THE SECURITIES

GENERAL

     With respect to each trust that issues notes and certificates, one or more classes of notes of the related series will be issued pursuant to the terms of an indenture and one or more classes of certificates of the related series will be issued pursuant to the terms of a trust and servicing agreement or a pooling and servicing agreement. With respect to each trust that only issues certificates, one or more classes of certificates of the related series will be issued pursuant to the terms of a pooling and servicing agreement. A form of each of the indenture, the trust and servicing agreement and the pooling and servicing agreement has been filed as an exhibit to the registration statement of which this prospectus forms a part.

     Unless otherwise specified in the related prospectus supplement, the securities will be available for purchase in minimum denominations of $1,000 and integral multiples in excess thereof in book-entry form only. The statements made under this caption are summaries only. For a more detailed description of the securities, you should read the indenture, the trust and servicing agreement and/or the pooling and servicing agreement, as applicable.

PAYMENTS OF PRINCIPAL AND INTEREST

     The timing and priority of payments of principal and interest, distributions, seniority, allocations of losses, interest rate, pass-through rate and amount of or method of determining payments of or distributions with respect to principal and interest on each class of securities of a series will be described in the related prospectus supplement. Payments or distributions on the securities will be made on the payment dates specified in the related prospectus supplement. To the extent provided in the related prospectus supplement, a series of securities may include one or more classes of Strip Securities entitled to (1) interest distributions with disproportionate, nominal or no principal distributions or (2) principal distributions with disproportionate, nominal or no interest distributions. Each class of securities may have a different interest rate or pass-through rate, which may be a fixed, variable or adjustable rate (and which may be zero for certain classes of Strip Securities) or any combination of the foregoing. The related prospectus supplement will specify the interest rate and/or pass-through rate for each class of securities of a series or the method for determining such rates.

     If specified in any prospectus supplement, one or more classes of securities of a given series may have fixed principal and/or interest payment schedules or provisions for minimum mandatory payments, as set forth in such prospectus supplement.

     In the case of a series of securities that includes two or more classes of securities, the timing, sequential order, priority of payment or amount of distributions in respect of interest and principal, and any schedule or formula or other provisions applicable to the determination thereof, of each such class will be as set forth in the related prospectus supplement. Unless otherwise specified in the related prospectus supplement, distributions in respect of interest on and principal of any class of securities will be made on a pro rata basis among all holders of securities of the class.

BOOK-ENTRY REGISTRATION

     Unless otherwise specified in the related prospectus supplement, each class of securities initially will be represented by one or more certificates, in each case registered in the name of the nominee of DTC. Unless another nominee is specified in the related prospectus supplement, the nominee of DTC will be Cede & Co. Accordingly, such nominee is expected to be the holder of record of the securities of each series, except for securities, if any, retained by the depositor or BVAC. Unless and until definitive securities are issued under the limited circumstances described in this prospectus or in the related prospectus supplement, no securityholder will be entitled to receive a physical certificate representing a security. All references in this prospectus and in the related prospectus supplement to actions by securityholders refer to actions taken by DTC upon instructions from the participating members of DTC, and all references in this prospectus and in the related prospectus supplement to distributions, notices, reports and statements to securityholders will refer to distributions, notices, reports and statements to DTC or its nominee, as the case may be, as the registered holder of the securities, for distribution to securityholders in accordance with DTC's procedures. Beneficial owners of the securities ("Security Owners") will not be recognized as "securityholders" by the related trustee and/or, if applicable the indenture trustee, and Security Owners will be permitted to exercise the rights of securityholders only indirectly through DTC and its participants.

     DTC is a limited-purpose trust company organized under the laws of the State of New York, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the Uniform Commercial Code (the "UCC") in effect in the State of New York, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities and Exchange Act of 1934, as amended. DTC was created to hold securities for the DTC participants and to facilitate the clearance and settlement of securities transactions between DTC participants through electronic book-entries, thereby eliminating the need for physical movement of certificates. DTC participants include securities brokers and dealers, banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly.

     Unless otherwise specified in the related prospectus supplement, Security Owners that are not DTC participants or indirect participants but desire to purchase, sell or otherwise transfer ownership of, or an interest in, the securities may do so only through DTC participants and indirect participants. In addition, all Security Owners will receive all distributions of principal and interest from the related trustee through DTC participants. Under a book-entry format, Security Owners may experience some delay in their receipt of payments, since such payments will be forwarded by the related trustee to DTC's nominee. DTC will then forward such payments to the DTC participants, which thereafter will forward them to indirect participants or Security Owners.

     Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among DTC participants on whose behalf it acts with respect to the securities and to receive and transmit distributions of principal of and interest on the securities. DTC participants and indirect participants with which Security Owners have accounts with respect to the securities similarly are required to make book-entry transfers and to receive and transmit such payments on behalf of their respective Security Owners. Accordingly, although Security Owners will not possess physical securities representing the securities, the DTC rules provide a mechanism by which DTC participants and indirect participants will receive payments and transfer interests, directly or indirectly, on behalf of Security Owners.

     Because DTC can act only on behalf of DTC participants, who in turn act on behalf of indirect participants and certain banks, the ability of a Security Owner to pledge securities to persons or entities that do not participate in the DTC system, or otherwise take actions with respect to such securities, may be limited due to the lack of a physical certificate representing such securities.

     DTC has advised the depositor that it will take any action permitted to be taken by a Security Owner under the applicable pooling and servicing agreement or trust and servicing agreement and the indenture only at the direction of one or more DTC participants to whose account with DTC the securities are credited. DTC may take conflicting actions with respect to other undivided interests to the extent that such actions are taken on behalf of DTC participants whose holdings include such undivided interests.

     Except as required by law, neither the trustee nor the indenture trustee, if applicable, will have any liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of securities of any series held by DTC's nominee, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

DEFINITIVE SECURITIES

     Unless otherwise stated in the related prospectus supplement, the securities of a given series will be issued in fully registered, certificated form to securityholders or their respective nominees, rather than to DTC or its nominee, only if

     - the related trustee or, if applicable, the indenture trustee determines that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to the related securities and such trustees are unable to locate a qualified successor,

     - the trustee or, if applicable, the indenture trustee elects to terminate the book-entry system through DTC, or

     - after the occurrence of a default by the servicer under the applicable trust and servicing agreement or pooling and servicing agreement, Security Owners representing at least a majority of the outstanding principal amount of the securities of such series, advise the related trustee through DTC that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of the related Security Owners.

     Upon the occurrence of any of the events described in the immediately preceding paragraph, the related trustee will be required to notify the related Security Owners, through DTC participants, of the availability of definitive securities. Upon surrender by DTC of the certificates representing all securities of any affected class and the receipt of instructions for re-registration, the trustee or indenture trustee will issue definitive securities to the related Security Owners. Payments on the related definitive securities will be made thereafter by the related trustee directly to the holders in whose name the related definitive securities are registered at the close of business on the applicable record date, in accordance with the procedures set forth in this prospectus and in the related pooling and servicing agreement or trust and servicing agreement and the indenture, if applicable. Payments will be made by check mailed to the address of such holders as they appear on the register specified in the related agreements; however, the final payment on any securities (whether definitive securities or securities registered in the name of a depository or its nominee) will be made only upon presentation and surrender of such securities at the office or agency specified in the notice of final payment to securityholders.

     Definitive securities will be transferable and exchangeable at the offices of the related trustee (or any security registrar appointed thereby). No service charge will be imposed for any registration of transfer or exchange, but such trustee may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

STATEMENTS TO SECURITYHOLDERS

     With respect to each series of securities, on or prior to the determination date for each payment date, the servicer (to the extent applicable to such securityholder) will prepare and forward to the related trustee and, if applicable, the indenture trustee, to be included with the payment to each securityholder of record a statement setting forth for the related collection period the following information (and any other information specified in the related prospectus supplement):

          (1) the amount of the payment allocable to principal of each class of securities of such series;

          (2) the amount of the payment allocable to interest on each class of securities of such series;

          (3) the amount of the servicing fee paid to the servicer with respect to the related collection period;

          (4) the aggregate principal balance of the notes or the certificate balance of the certificates and the Pool Factor for each class of securities of such series as of the payment date after giving effect to all payments under clause (1) above on such date;

          (5) the balance of any spread account or other form of credit enhancement, after giving effect to any additions thereto or withdrawals therefrom or reductions thereto to be made on the following payment date;

          (6) with respect to any series of securities as to which a pre-funding account has been established, for payment dates during the funding period, the remaining pre-funded amount;

          (7) with respect to any series of securities as to which a pre-funding account has been established, for the payment date that falls on or immediately after the end of the funding period, the amount, if any, of the pre-funded amount that has not been used to purchase subsequent receivables;

          (8) the aggregate net losses on the receivables for the related collection period;

          (9) the aggregate principal balance of all receivables which were delinquent 30 days or more as of the last day of the related collection period; and

          (10) the amount of advances from the servicer made on such payment date; the aggregate amount of outstanding advances on such payment date; and the amount of advances reimbursed to the servicer on such payment date based on the fact that the related receivable became a defaulted receivable during the prior collection period.

     In addition, within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of each trust, the related trustee or indenture trustee, as applicable, will mail to each person who at any time during such calendar year shall have been a registered securityholder a statement containing certain information for the purposes of such securityholder's preparation of federal income tax returns. See "Federal Income Tax Consequences."

LIST OF SECURITYHOLDERS

     Unless otherwise specified in the related prospectus supplement, each trustee and indenture trustee, within 15 days after receipt of written request of the servicer, will provide the servicer with a list of the names and addresses of all holders of record as of the most recent record date of the related series of securities. In addition, three or more holders of the securities of any series or one or more holders of such securities evidencing not less than 25% of the applicable aggregate principal balance of the certificates or 25% of the applicable aggregate principal balance of the notes, as the case may be, may, by written request to the related trustee or indenture trustee, obtain access to the list of all certificateholders or noteholders, as the case may be, maintained by such trustee for the purpose of communicating with other certificateholders or noteholders with respect to their rights under the related pooling and servicing agreement or trust and servicing agreement, under the indenture, if applicable, or under such securities.

              DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENTS

     The following summary describes certain terms of (1) each purchase agreement pursuant to which the depositor will purchase receivables from BVAC and (2) each trust and servicing agreement or pooling and servicing agreement pursuant to which a trust will be created and will purchase receivables from the depositor and the servicer will agree to service such receivables and pursuant to which securities may be issued (collectively, the "Transfer and Servicing Agreements"). If the trust also issues a series of notes, the notes will be issued pursuant to an indenture. See "The Indenture" in this prospectus. Forms of the Transfer and Servicing Agreements have been filed as exhibits to the registration statement of which this prospectus forms a part. The following is only a summary of the Transfer and Servicing Agreements. For a more detailed description of these agreements, you should read the Transfer and Servicing Agreements in their entirety and the related prospectus supplement.

SALE AND ASSIGNMENT OF RECEIVABLES

     On the related closing date:

          (1) BVAC will sell and assign to the depositor pursuant to the related purchase agreement, without recourse, its entire right in the related receivables, including its security interests in the related financed vehicles;

          (2) the depositor will sell and assign to the related trust pursuant to the applicable Transfer and Servicing Agreements, without recourse, (a) its entire right in such receivables, including the security interests in the financed vehicles, and (b) if so provided in the related prospectus supplement, the applicable pre-funded amount; and

          (3) in the case of a series of notes issued by a trust, the trust will pledge its entire right in such receivables and the other property of the trust as collateral for repayment of the notes.

     Each receivable will be identified in a schedule appearing as an exhibit to the related Transfer and Servicing Agreement. Concurrently with the sale and assignment of the receivables and, if applicable, the pre-funded amount to the related trust, the trustee or indenture trustee will execute, authenticate and deliver the related series of securities to the depositor, or the trust, as applicable, in exchange for such receivables and such pre-funded amount, if any. The related prospectus supplement will specify whether the property of a trust will include the pre-funded amount and, if so, the terms, conditions and manner under which subsequent receivables will be sold and assigned by the depositor to the related trust and, if applicable, the related indenture trustee.

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

     In each purchase agreement, BVAC will represent and warrant to the depositor, among other things, that:

          (1) the information provided with respect to the related receivables is correct in all material respects;

          (2) the obligor on each such receivable has obtained or agreed to obtain and maintain physical damage insurance covering the financed vehicle in accordance with BVAC's normal requirements;

          (3) at the closing date, with respect to receivables conveyed to a trust on the closing date, and on the applicable subsequent transfer date with respect to any subsequent receivables, the receivables are free and clear of all security interests, liens, charges and encumbrances, other than the lien of the depositor, and no offsets, defenses or counterclaims against the depositor or BVAC have been asserted or threatened with respect to the related receivables;

          (4) at the closing date or subsequent transfer date, as applicable, each of the related receivables secured by a financed vehicle registered in the State of California is secured by a first priority perfected security interest in the related financed vehicle in favor of the trustee on behalf of the trust as secured party or all necessary action has been taken by BVAC, or one of the other Named Lienholders to secure such a first priority perfected security interest; and

          (5) each of the related receivables, at the time it was originated, complied and, at the closing date or subsequent transfer date, as applicable, complies, in all material respects with applicable federal and state laws, including, without limitation, consumer credit, truth in lending, equal credit opportunity and disclosure laws.

     As of the second record date following the discovery by or notice to BVAC of a breach of any such representation or warranty that materially and adversely affects the interests of the depositor or its assignee in a receivable (or as of the first record date following such discovery or notice, if BVAC so elects), BVAC, unless it has cured such breach, will repurchase the receivable at a price equal to the unpaid principal balance owed by the obligor thereon plus, accrued interest on such amount at the contract rate of such receivable to the date of purchase, and such receivable will be considered a purchased receivable as of the purchase date. In each trust and servicing agreement or pooling and servicing agreement, the depositor will assign certain rights under the related purchase agreement to the related trust, and in each indenture, the trust will assign such rights under the related purchase agreement to the related indenture trustee. Such rights include the right to cause BVAC to repurchase receivables with respect to which it is in breach of any such representation and warranty. The repurchase obligation of BVAC pursuant to each Transfer and Servicing Agreement or indenture will constitute the sole remedy available to the related securityholders or applicable trustee for any uncured breach of a representation or warranty.

SALE AND ASSIGNMENT OF SUBSEQUENT RECEIVABLES

     If the related prospectus supplement provides that the property of a trust will include a pre-funding account, BVAC will be obligated to sell and assign to the depositor pursuant to the related purchase agreement, and the depositor will be obligated to sell and assign to the related trust pursuant to the related trust and servicing agreement or pooling and servicing agreement, subsequent receivables from time to time during the funding period in an aggregate outstanding principal amount approximately equal to the pre-funded amount. If the trust issues a series of notes, the trust will pledge its right in such subsequent receivables to the indenture trustee as collateral for payment of the notes. The related trust will be obligated pursuant to the related trust and servicing agreement or pooling and servicing agreement to purchase all such subsequent receivables from the depositor, and, as applicable, the related indenture trustee will be obligated pursuant to the related indenture to accept the pledge of such subsequent receivables from the trust, subject to the satisfaction, on or before the related subsequent transfer date, of the following conditions precedent, among others:

          (1) each such subsequent receivable shall satisfy the eligibility criteria specified in the related trust and servicing agreement or pooling and servicing agreement and shall not have been selected from among the eligible receivables in a manner that BVAC or the depositor deems adverse to the interests of the related securityholders;

          (2) as of the applicable cutoff date for such subsequent receivables, all of the receivables in the related trust, including the subsequent receivables to be conveyed to the trust as of such date, must satisfy the parameters described under "The Receivables Pools" in this prospectus and "The Receivables Pool" in the related prospectus supplement;

          (3) any required deposit to any spread account or other similar account must have been made; and

          (4) BVAC must execute and deliver to the depositor, the depositor must execute and deliver to such trust, and, if applicable, the trust must execute and deliver to the indenture trustee, a written assignment conveying such subsequent receivables to the depositor, the related trust and the indenture trustee, respectively.

     In addition, the conveyance of subsequent receivables to a trust is subject to the satisfaction of the following conditions subsequent, among others, each of which must be satisfied within the applicable time period specified in the related prospectus supplement:

          (1) the depositor must deliver certain opinions of counsel to the related owner trustee and, if applicable, the indenture trustee with respect to the validity of the conveyance of such subsequent receivables to the trust and, if applicable, the indenture trustee;

          (2) the applicable trustee must receive written confirmation from a firm of certified independent public accountants that, as of the end of the period specified therein, the receivables in the related receivables pool, including all such subsequent receivables, satisfied the parameters described under "The Receivables Pools" in this prospectus and "The Receivables Pool" in the related prospectus supplement; and

          (3) each of the rating agencies must have notified the depositor in writing that, following the conveyance of the subsequent receivables to the trust and, if applicable, the pledge of the subsequent receivables to the indenture trustee, each class of securities of the related series will have the same rating assigned to it by such rating agency that it had on the related closing date.

     If any such conditions precedent or conditions subsequent are not met with respect to any subsequent receivables within the time period specified in the related prospectus supplement, BVAC will be required under the related Transfer and Servicing Agreement to repurchase such subsequent receivables from the related trust, at a purchase price equal to the related purchase amounts therefor.

ACCOUNTS

     Collection or Certificate Account. With respect to each trust, the depositor will establish and the servicer will maintain one or more accounts with and in the name of the related trust on behalf of the related securityholders, into which all payments made on or in respect of the related receivables will be deposited (as described in this prospectus) and from which all payments or distributions with respect to the related securities will be made. The amounts on deposit in this account will be invested by the applicable trustee in eligible investments.

     Payahead Account. If so provided in the related prospectus supplement, the servicer will establish a payahead account in the name of the related trust and for the benefit of obligors on the receivables, into which, to the extent required by the trust and servicing agreement or pooling and servicing agreement, payaheads on precomputed receivables will be deposited until such time as the payment becomes due. Until such time as payments are transferred from the payahead account to the collection or certificate account, they will not constitute collected interest or collected principal and will not be available for distribution to securityholders. The payahead account will initially be maintained with the applicable trustee. Interest earned on the balance in the payahead account will be remitted to the servicer monthly. Collections on a precomputed receivable made during a collection period shall be applied first to any overdue scheduled payment on such receivable, then to the scheduled payment on such receivable due in such collection period. If any collections remaining after the scheduled payment is made are insufficient to prepay the precomputed receivable in full, then generally such remaining collections shall be transferred to and kept in the payahead account until such later collection period as the collections may be retransferred to the collection or certificate account and applied either to a later scheduled payment or to prepay such receivable in full.

     Pre-Funding Account. If so provided in the related prospectus supplement, the servicer will establish and maintain a pre-funding account in the name of the related owner trustee (or, in the case of a series of securities which includes notes, the indenture trustee) on behalf of the related securityholders, into which the depositor or the trust, as applicable, will deposit the pre-funded amount on the related closing date. In no event will the pre-funded amount exceed 25% of the original aggregate principal balance of the receivables pool for the related series of securities. The pre-funded amount will be used by the related trustee to purchase subsequent receivables from the depositor from time to time during the funding period. The amounts on deposit in the pre-funding account during the funding period will be invested by the applicable trustee in eligible investments. Any investment income, net of any related investment expenses, received on the eligible investments during a collection period will be included in the interest distribution amount on the following payment date. The funding period, if any, for a trust will begin on the related closing date and will end on the date specified in the related prospectus supplement, which in no event will be later than the date that is three calendar months after the related closing date. Any amounts remaining in the pre-funding account at the end of the funding period will be distributed to the related securityholders, in the manner and priority specified in the related prospectus supplement, as a prepayment of principal of the related securities.

     Other Accounts; Investment of Trust Funds. Any other accounts to be established with respect to a trust, including any spread account, payment account or yield supplement account, will be described in the related prospectus supplement.

     For each series of securities, funds in the collection or certificate account, pre-funding account and any other trust accounts identified as such in the related prospectus supplement will be invested in eligible investments as provided in the related Transfer and Servicing Agreement or, if applicable, the indenture, and any related investment income will be distributed as described in this prospectus and in the related prospectus supplement. Eligible investments generally will be limited to investments acceptable to the rating agencies as being consistent with the rating of the related securities. Except as may be otherwise indicated in the applicable prospectus supplement, eligible investments will include:

          (1) direct obligations of, and obligations guaranteed by, the United States of America, Fannie Mae, or any instrumentality of the United States of America;

          (2) demand and time deposits in or similar obligations of any depository institution or trust company (including the trustees or any agent of the trustees, acting in their respective commercial capacities) having an approved rating of at least P-1 by Moody's Investors Service, Inc. or A-1+ by Standard & Poor's Rating Services (an "Approved Rating") or any other deposit which is fully insured by the Federal Deposit Insurance Corporation;

          (3) repurchase obligations with respect to any security issued or guaranteed by an instrumentality of the United States of America entered into with a depository institution or trust company having an Approved Rating (acting as principal);

          (4) short-term corporate securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State, the short-term unsecured obligations of which have an Approved Rating, or higher, at the time of such investment;

          (5) commercial paper having an Approved Rating at the time of such investment;

          (6) a guaranteed investment contract issued by any insurance company or other corporation acceptable to the rating agencies;

          (7) interests in any money market fund having a rating of Aaa by Moody's Investors Service, Inc. or AAA by Standard & Poor's Ratings Services; and

          (8) any other investment approved in advance in writing by the rating agencies.

     Except as described in this prospectus or in the related prospectus supplement, eligible investments will be limited to obligations or securities that mature on or before the date of the next scheduled distribution to securityholders of such series; provided, however, that, unless the related prospectus supplement requires otherwise, each pooling and servicing agreement or trust and servicing agreement and indenture, if applicable, will generally permit the investment of funds in any spread account or similar type of credit enhancement account to be invested in eligible investments without the limitation that such eligible investments mature not later than the business day prior to the next succeeding payment date if (1) the servicer obtains a liquidity facility or similar arrangement with respect to such spread account or other account and (2) each rating agency that initially rated the related securities confirms in writing that the ratings of such securities will not be lowered or withdrawn as a result of eliminating or modifying such limitation.

     The accounts established on behalf of the trusts will be maintained as eligible deposit accounts. Eligible deposit account means either:

          (1) a segregated account with an eligible institution, or

          (2) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from each rating agency in one of its generic rating categories that signifies investment grade.

     Eligible institution means, with respect to a trust,

          (1) the corporate trust department of the applicable trustee, or

          (2) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank)

             (a) that has either (i) a long-term unsecured debt rating of at least Baa3 from Moody's Investor's Service, Inc. or at least BBB- from Standard & Poor's Ratings Services or (ii) a long-term unsecured debt rating, a short-term unsecured debt rating or a certificate of deposit rating acceptable to the rating agencies, and

             (b) whose deposits are insured by the FDIC.

SERVICING PROCEDURES

     The servicer will make reasonable efforts to collect all payments due with respect to the receivables and, consistent with the related trust and servicing agreement or pooling and servicing agreement, will follow such collection procedures as it follows with respect to comparable automotive installment contracts that it owns or services for others. The servicer will continue to follow such normal collection practices and procedures as it deems necessary or advisable to realize upon any receivables with respect to which the servicer determines that eventual payment in full is unlikely. The servicer may sell the financed vehicle securing such receivables at a public or private sale, or take any other action permitted by applicable law.

     Consistent with its normal procedures, the servicer may, in its discretion, arrange with the obligor on a receivable to extend or modify the payment schedule. If, however, the extension of a payment schedule causes a receivable to remain outstanding on the latest final scheduled payment date of any class of securities with respect to a series of securities specified in the related prospectus supplement, the servicer will purchase such receivable as of the last day of the collection period preceding such final scheduled payment date. The servicer's purchase obligation will constitute the sole remedy available to the related securityholders or applicable trustee for any such modification of a receivable.

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

COLLECTIONS

     With respect to each trust, the servicer will deposit all payments (from whatever source) on and all proceeds of the related receivables collected during a collection period into the related collection or certificate account not later than two business days after receipt thereof. However, at any time that and for so long as (1) BVAC is the servicer, (2) no servicer default under the trust and servicing agreement or pooling and servicing agreement shall have occurred and be continuing with respect to the servicer and (3) each other condition to making deposits less frequently than daily as may be specified by the rating agencies or set forth in the related prospectus supplement is satisfied, the servicer will not be required to deposit such amounts into the collection or certificate account until on or before the applicable payment date. Pending deposit into the collection or certificate account, collections may be invested by the servicer at its own risk and for its own benefit and will not be segregated from its own funds. If the servicer were unable to remit such funds, securityholders might incur a loss. To the extent set forth in the related prospectus supplement, the servicer may, in order to satisfy the requirements described above, obtain a letter of credit or other security for the benefit of the related trust to secure timely remittances of collections on the related receivables and payment of the aggregate purchase amounts with respect to receivables purchased by the servicer.

     Unless otherwise provided in the applicable prospectus supplement, payaheads on precomputed receivables will be transferred from the collection or certificate account and deposited into the payahead account for subsequent transfer to the collection or certificate account, as described above under "Description of the Transfer and Servicing Agreements -- Accounts."

ADVANCES

     Unless otherwise provided in the related prospectus supplement, if a receivable is delinquent more than 30 days at the end of a collection period, the servicer will make an advance in the amount of 30 days of interest due on such receivable, but only to the extent that the servicer, in its sole discretion, expects to recover the advance from subsequent collections on the receivable or from withdrawals from any spread account or other form of credit enhancement. The servicer will deposit advances in the collection or certificate account on or prior to the date specified therefor in the related prospectus supplement. If the servicer determines that reimbursement of an advance from subsequent payments on or with respect to the related receivable is unlikely, the servicer may recover such advance from insurance proceeds, collections made on other receivables or from any other source specified in the related prospectus supplement.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     Unless otherwise specified in the related prospectus supplement, the servicer will be entitled to receive a servicing fee with respect to each trust, at a rate equal to one percent (1.00%) per annum, payable monthly at one-twelfth the annual rate, of the related aggregate principal balance of the receivables pool as of the beginning of the related collection period. Unless otherwise provided in the related prospectus supplement, the servicer also will collect and retain any late fees, prepayment charges, other administrative fees or similar charges allowed by applicable law with respect to the receivables and will be entitled to reimbursement from each trust for certain liabilities.

     The servicing fee will compensate the servicer for performing the functions of a third-party servicer of automotive receivables as an agent for the related trust, including collecting and posting all payments, making advances, responding to inquiries of obligors on the receivables, investigating delinquencies, sending payment coupons to obligors, and overseeing the collateral in cases of obligor default. The servicing fee will also compensate the servicer for administering the related receivables pool, including accounting for collections and furnishing monthly and annual statements to the related trustee with respect to distributions, and generating federal income tax information for such trust and for the related securityholders. The servicing fee also will reimburse the servicer for certain taxes, accounting fees, outside auditor fees, data processing costs, and other costs incurred in connection with administering the applicable receivables pool.

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

PAYMENTS AND DISTRIBUTIONS

     With respect to each series of securities, beginning on the payment date specified in the related prospectus supplement, payments of principal and interest (or, where applicable, of interest only or principal only) on each class of securities entitled thereto will be made by the related trustee to the related securityholders. The timing, calculation, allocation, order, source and priorities of, and requirements for, all payments to the holders of each class of securities will be set forth in the related prospectus supplement.

     With respect to each trust, collections on or with respect to the related receivables will be deposited into the related collection or certificate account for distribution to the related securityholders on each payment date to the extent and in the priority provided in the related prospectus supplement. Credit enhancement, such as a spread account, yield supplement account or other arrangement, may be available to cover shortfalls in the amount available for distribution on such date to the extent specified in the related prospectus supplement. As more fully described in the related prospectus supplement, and unless otherwise specified therein, payments in respect of principal of a class of securities of a series will be subordinate to payments in respect of interest on such class, and payments in respect of one or more classes of securities of a series may be subordinate to payments in respect of other classes of securities. Payments of principal on the securities of a series may be based on the amount of principal collected or due, or the amount of realized losses incurred, in a collection period or, to the extent provided in the related prospectus supplement, may be made on an accelerated basis subject to the availability of excess cash flow from the receivables.

CREDIT ENHANCEMENT

     The amounts and types of any credit enhancement arrangements and the provider thereof, if applicable, with respect to each class of securities of a series will be set forth in the related prospectus supplement. To the extent provided in the related prospectus supplement, credit or cash flow enhancement may be in the form of subordination of one or more classes of securities, spread accounts, cash collateral accounts, reserve accounts, yield supplement accounts, insurance policies, letters of credit, surety bonds, over-collateralization, credit or liquidity facilities, guaranteed investment contracts, swaps or other interest rate protection agreements, repurchase obligations, other agreements with respect to third-party payments or other support, cash deposits, or such other arrangements as may be described in the related prospectus supplement, or any combination of the foregoing. If specified in the applicable prospectus supplement, credit or cash flow enhancement for a class of securities may cover one or more other classes of securities of the same series, and credit enhancement for a series of securities may cover one or more other series of securities.

     The existence of a spread account or other form of credit enhancement for the benefit of any class or series of securities is intended to enhance the likelihood of receipt by the securityholders of such class or series of the full amount of principal and interest due thereon and to decrease the likelihood that such securityholders will experience losses. Unless otherwise specified in the related prospectus supplement, the credit enhancement for a class or series of securities will not provide protection against all risks of loss and will not guarantee repayment of all principal and interest thereon. If losses occur which exceed the amount covered by such credit enhancement or which are not covered by such credit enhancement, securityholders will bear their allocable share of such losses, as described in the related prospectus supplement. In addition, if a form of credit enhancement covers more than one series of securities, securityholders of any such series will be subject to the risk that such credit enhancement may be exhausted by the claims of securityholders of other series.

     Spread Account. If so provided in the related prospectus supplement, pursuant to the related trust and servicing agreement or pooling and servicing agreement or indenture, if applicable, the depositor or the trust, as applicable, will cause the applicable trustee to establish a spread account for a series or class or classes of securities, which will be maintained with such trustee. To the extent provided in the related prospectus supplement, a spread account may be funded by an initial deposit by the depositor on the closing date in the amount set forth in the related prospectus supplement and, if the related series has a funding period, may also be funded on each subsequent transfer date to the extent described in the related prospectus supplement. As further described in the related prospectus supplement, the amount on deposit in the spread account may be increased or reinstated on each payment date, to the extent described in the related prospectus supplement, by the deposit thereto of the amount of collections on the related receivables remaining on such payment date after the payment of all other required payments and distributions on such date. The related prospectus supplement will describe the circumstances under which and the manner in which distributions may be made out of any such spread account, either to holders of the certificates covered thereby or to the depositor or to any other entity.

EVIDENCE OF COMPLIANCE

     Each trust and servicing agreement or pooling and servicing agreement will provide that a firm of independent public accountants will furnish annually to the related trustee a statement as to compliance by the servicer during the preceding twelve months with certain standards relating to the servicing of the receivables.

     Each trust and servicing agreement or pooling and servicing agreement will also provide for delivery to the related trustee each year of a certificate signed by an officer of the servicer stating that the servicer has fulfilled its obligations under such agreements throughout the preceding twelve months or, if there has been a default in the fulfillment of any such obligation, describing each such default. The servicer has agreed or will agree to give each trustee notice of the occurrence of certain servicer defaults under the related trust and servicing agreement or pooling and servicing agreement.

     Copies of the foregoing statements and certificates may be obtained by securityholders by a request in writing addressed to the related trustee or indenture trustee at the Corporate Trust Office for such trustee specified in the related prospectus supplement.

CERTAIN MATTERS REGARDING THE SERVICER

     Each trust and servicing agreement or pooling and servicing agreement will provide that BVAC may not resign from its obligations and duties as servicer thereunder, except upon determination that BVAC's performance of such duties is no longer permissible under applicable law. Under certain circumstances, BVAC may transfer its obligations and duties as servicer to a qualified affiliate. No such assignment or resignation will become effective until the related trustee or a successor servicer has assumed BVAC's servicing obligations and duties under the related trust and servicing agreement or pooling and servicing agreement.

     Each trust and servicing agreement or pooling and servicing agreement will further provide that neither the servicer nor any of its directors, officers, employees and agents will be under any liability to the related trust or securityholders for taking any action or for refraining from taking any action pursuant to the related trust and servicing agreement or pooling and servicing agreement or for errors in judgment, except that neither the servicer nor any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of the servicer's duties or by reason of reckless disregard of its obligations and duties thereunder. In addition, each trust and servicing agreement or pooling and servicing agreement will provide that the servicer is under no obligation to appear in, prosecute or defend any legal action that is not incidental to its servicing responsibilities under such agreements and that, in its opinion, may cause it to incur any expense or liability.

     Under the circumstances specified in each trust and servicing agreement or pooling and servicing agreement, any entity into which BVAC may be merged or consolidated, or any entity resulting from any merger or consolidation to which BVAC is a party, or any entity succeeding to the indirect automobile financing and receivable servicing business of BVAC, which corporation or other entity assumes the obligations of the servicer, will be the successor to the servicer under such agreements.

SERVICER DEFAULTS

     Unless otherwise provided in the related prospectus supplement, servicer defaults under each trust and servicing agreement or pooling and servicing agreement will consist of:

          (1) any failure by the servicer or BVAC to deliver to the related trustee or, if applicable, the indenture trustee for payment to the related securityholders any required payment, which failure continues unremedied for five business days after written notice to the servicer of such failure from the applicable trustee or holders of the related securities evidencing not less than 25% of the aggregate principal balance of the notes (or aggregate principal balance of the certificates and/or notional principal amount, if applicable);

          (2) any failure by the servicer, BVAC or the depositor duly to observe or perform in any material respect any covenant or agreement in the related trust and servicing agreement or pooling and servicing agreement, which failure materially and adversely affects the rights of the related securityholders and which continues unremedied for 60 days after written notice of such failure is given to the servicer, BVAC or the depositor, as the case may be, by the related trustee, or, if applicable, the indenture trustee, or holders of the related securities evidencing not less than 25% of the aggregate principal balance of the notes (or aggregate principal balance of the certificates and/or notional principal amount, if applicable); and

          (3) certain events of insolvency, readjustment of debt, marshaling of assets and liabilities, or similar proceedings with respect to the servicer and certain actions by the servicer indicating its insolvency, reorganization pursuant to bankruptcy proceedings or inability to pay its obligations.

RIGHTS UPON SERVICER DEFAULT

     Unless otherwise provided in the related prospectus supplement, as long as a servicer default under the related trust and servicing agreement or pooling and servicing agreement remains unremedied, the related trustee or, if applicable, indenture trustee, upon direction to do so by holders of securities of the related series evidencing not less than 25% of the aggregate principal balance of the notes (or aggregate principal balance of the certificates and/or notional principal amount, if applicable) may terminate all the rights and obligations of the servicer under such agreements, whereupon a successor servicer appointed by the related trustee or such trustee will succeed to all the responsibilities, duties and liabilities of the servicer under such agreements and will be entitled to similar compensation arrangements. If, however, a bankruptcy trustee or similar official has been appointed for the servicer, and no servicer default other than such appointment has occurred, such trustee or official may have the power to prevent the related trustee or the related securityholders from effecting a transfer of servicing. If the related trustee is unwilling or unable to act as successor to the servicer, such trustee may appoint, or may petition a court of competent jurisdiction to appoint, a successor with assets of at least $50,000,000 and whose regular business includes the servicing of automotive receivables. The related trustee may arrange for compensation to be paid to such successor servicer, which in no event may be greater than the servicing compensation paid to the servicer under the related trust and servicing agreement or pooling and servicing agreement.

WAIVER OF PAST DEFAULTS

     Unless otherwise provided in the related prospectus supplement, holders of securities evidencing not less than a majority of the related aggregate principal balance of the notes (or aggregate principal balance of the certificates or notional principal amount, if applicable) may, on behalf of all such securityholders, waive any default by the servicer in the performance of its obligations under the related trust and servicing agreement or pooling and servicing agreement and its consequences, except a default in making any required deposits to or payments from any account in accordance with the trust and servicing agreement. No such waiver will impair the securityholders' rights with respect to subsequent servicer defaults.

AMENDMENT

     Unless otherwise specified in the related prospectus supplement, each trust and servicing agreement or pooling and servicing agreement may be amended from time to time by the depositor, the servicer, the trust and the related trustee or, if applicable, indenture trustee, without the consent of the related securityholders, to cure any ambiguity, correct or supplement any provision therein that may be inconsistent with other provisions therein, or to make any other provisions with respect to matters or questions arising under such agreements that are not inconsistent with the provisions of the agreements; provided that such action shall not, in the

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

opinion of counsel satisfactory to the related trustee, materially and adversely affect the interests of any related securityholder. Each trust and servicing agreement or pooling and servicing agreement may also be amended by the depositor, the servicer and the related trustee with the consent of the holders of the related securities evidencing not less than 51% of the related aggregate principal balance of the notes (or aggregate principal balance of the certificates or notional principal amount, if applicable) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such agreements or of modifying in any manner the rights of such securityholders; provided, however, that no such amendment may (1) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on or in respect of the related receivables or distributions that are required to be made for the benefit of such securityholders or (2) reduce the aforesaid percentage of the aggregate principal balance of such series that is required to consent to any such amendment, without the consent of the holders of all of the outstanding securities of such series. No amendment of the trust and servicing agreement will be permitted unless an opinion of counsel is delivered to the trustee to the effect that such amendment will not adversely affect the tax status of the trust.

TERMINATION

     Unless otherwise specified in the related prospectus supplement, the obligations of the servicer, the depositor, the trust and the related trustee or indenture trustee pursuant to the applicable trust and servicing agreement or pooling and servicing agreement or indenture, if applicable, will terminate upon the earliest to occur of (1) the maturity or other liquidation of the last receivable in the related receivables pool and the disposition of any amounts received upon liquidation of any such remaining receivables, (2) the payment to the related securityholders of all amounts required to be paid to them pursuant to the applicable trust and servicing agreement or pooling and servicing agreement and, in the case of a series of notes issued by a trust, the indenture, and (3) the occurrence of certain insolvency events, to the extent set forth in the related prospectus supplement.

     Unless otherwise specified in the related prospectus supplement, in order to avoid excessive administrative expenses, the servicer or one or more other entities identified in the related prospectus supplement, will be permitted, at its option, to purchase from each trust or to cause such trust to sell all remaining receivables in the related receivables pool as of the end of any collection period, if the aggregate principal balance of the receivables pool as of the end of the related collection period would be less than or equal to the level set forth in the related prospectus supplement. The purchase price will be equal to the fair market value of such receivables, but not less than the sum of
(1) the outstanding aggregate principal balance of the receivables pool and (2) accrued and unpaid interest on such amount computed at a rate equal to the weighted average contract rate of the receivables, minus any amount representing payments received on the receivables and not yet applied to reduce the principal balance thereof or interest related thereto or the weighted average interest rate applicable to any outstanding securities as specified in the related prospectus supplement.

                                 THE INDENTURE

     The following summary describes certain terms of each indenture pursuant to which a trust will issue a series of notes, if any. The summary assumes that the notes are insured by an insurance policy and, if the related prospectus supplement provides that the notes will be insured by a policy, the insurer will control the exercise of the rights and remedies of the noteholders unless the insurer is in default under the policy. A form of indenture has been filed as an exhibit to the registration statement of which this prospectus is a part. The following is only a summary of the terms of the indenture. For a more detailed description of the indenture, you should read the indenture and the related prospectus supplement.

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

DEFAULT UNDER THE INDENTURE

     With respect to the notes of a given series, unless otherwise specified in the related prospectus supplement, an indenture default under the related indenture will occur if:

     - the trust fails to pay any interest or principal on any note after such amounts are due and payable for five or more days after notice thereof is given to the trust, the insurer and the servicer;

     - the trust defaults in the observance or performance of any covenant or agreement that it made in the related indenture and the default continues for a period of 90 days after notice is given to such trust by the indenture trustee or, if applicable, the insurer, or after notice is given to such trust and such indenture trustee by the holders of at least 25% of the principal amount of the outstanding notes;

     - the trust makes any representation or warranty in the related indenture (or in any certificate delivered in connection with such indenture) that was incorrect in a material respect as of the time made, and such breach is not cured within 30 days after notice is given to such trust by the indenture trustee or, if applicable, the insurer, or after notice is given to such trust and such indenture trustee by the holders of at least 25% of the principal amount of the outstanding notes (voting as a single class);

     - certain events of bankruptcy, insolvency, receivership or liquidation of the applicable trust (a "Trust Bankruptcy Event") occur;

     - the trust becoming taxable as an association (or publicly traded partnership) taxable as a corporation for federal or state income tax purposes; or

     - the trust or the depositor becoming treated as an investment company pursuant to the Investment Company Act of 1940.

     Either the insurer or the noteholders may declare an indenture default. The insurer will control the remedy for an indenture default, unless the insurer is in default under the policy, in which case the noteholders will control the remedy. The party who declares the indenture default may give notice and accelerate the payment of principal in respect of the notes, declaring the principal on the notes immediately due and payable.

     If an indenture default occurs and the insurer is not in default under the Policy, the insurer will have the right to control the remedy. The insurer may, at its discretion, require the indenture trustee to liquidate the property of the trust, in whole or in part, on any date following the acceleration of the notes due to such indenture default. Such liquidation will cause a full or partial redemption of the notes. However, the insurer may not cause the indenture trustee to liquidate the property of the trust if the liquidation proceeds would not be enough to pay all outstanding principal and accrued interest on the notes, unless the indenture default arose from a Trust Bankruptcy Event.

     If an indenture default occurs and the insurer is in default under the policy, the holders of at least two-thirds (2/3) of the aggregate principal balance of the notes then outstanding (voting as a single class) will have the right to control the remedies available under the indenture with respect to such default, including the right to direct the indenture trustee to liquidate the property of the trust. However, the noteholders may not direct the indenture trustee to liquidate the property of the trust unless the indenture default arose from a Trust Bankruptcy Event.

     Following an indenture default and acceleration of the notes, the indenture trustee will continue to submit claims under the policy for any shortfalls in amounts needed to make payments on the notes, unless the party controlling the remedies liquidates the property of the trust. If the insurer or the noteholders elect to liquidate the trust property upon the occurrence of a Trust Bankruptcy Event, as described above, the policy should be available to cover losses to noteholders resulting from the liquidation of the trust assets. Upon such a payment following a liquidation of all of the trust's assets, the policy will be terminated, and the insurer will have no further obligation to make any additional payment under the policy.

     If the noteholders control the remedy upon an indenture default and wish to sell the trust's assets upon a Trust Bankruptcy Event, the noteholders may determine to sell the receivables whether or not the proceeds of such sale will be sufficient to pay any portion of the principal and interest payable with respect to any
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

subordinated class of notes. Upon such a sale of the receivables by the indenture trustee, if the insurer remains in default and the proceeds from such sale and any amounts on deposit in the spread account and the collection or certificate account are not sufficient to pay all the notes in full, then the subordinated class of notes will bear losses as described in the prospectus supplement.

CERTAIN COVENANTS

     Unless otherwise specified in a prospectus supplement with respect to a series of securities that includes notes, each indenture will provide that the related trust may not consolidate with or merge into any other entity, unless:

     - the entity formed by or surviving such consolidation or merger is organized under the laws of the United States, any state or the District of Columbia;

     - such entity expressly assumes the trust's obligation to make due and punctual payments on the notes of the related series and the performance or observance of every obligation of the trust under the indenture;

     - no indenture default shall have occurred and be continuing immediately after such merger or consolidation;

     - the indenture trustee has been advised that the rating of the securities of such series then in effect would not be reduced or withdrawn by any rating agency as a result of such merger or consolidation; and

     - the indenture trustee has received an opinion of counsel to the effect that such consolidation or merger would have no material adverse tax consequence to the trust or to any of its noteholders.

     Each trust that issues notes will not, among other things:

     - except as expressly permitted by the applicable indenture, the applicable Transfer and Servicing Agreements or certain related documents with respect to such trust, sell, transfer, exchange or otherwise dispose of any of the assets of such trust;

     - claim any credit on or make any deduction from the principal and interest payable in respect of the notes of the related series (other than amounts withheld under the Internal Revenue Code of 1986, as amended (the "Code") or applicable state law) or assert any claim against any present or former holder of such notes because of the payment of taxes levied or assessed upon such trust;

     - permit the validity or effectiveness of the related indenture to be impaired or permit any person to be released from any covenants or obligations with respect to such notes under such indenture except as may be expressly permitted thereby;

     - dissolve or liquidate in whole or in part until the notes are repaid or will be repaid as a result thereof; or

     - permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance to be created on or extend to or otherwise impair the assets of such trust or the proceeds thereof.

SATISFACTION AND DISCHARGE OF INDENTURE

     An indenture will be discharged with respect to the collateral securing the related notes upon the delivery to the indenture trustee for cancellation of all such notes or, with certain limitations, upon deposit with such indenture trustee of funds sufficient for the payment in full of all such notes.

MODIFICATION OF INDENTURE

     With respect to each trust that issues notes, unless otherwise provided in the related prospectus supplement, the trust and the indenture trustee may, with the consent of the holders of notes of the related series evidencing not less than 51% of the outstanding principal balance of such notes, acting as a single class and with the consent of the servicer (which consent may not be unreasonably withheld) execute a supplemental indenture to add to or change in any manner the indenture, or modify (except as provided below) in any manner the rights of the noteholders.

     Unless otherwise specified in the related prospectus supplement with respect to a series of securities which includes notes, the indenture may not be amended to:

     - change the due date of any installment of principal of or interest on any outstanding note or reduce the principal amount, the interest rate on or the redemption price with respect thereto or change the method, place, or currency of payment;

     - impair the right to institute suit for the enforcement of certain provisions of the indenture regarding payment;

     - reduce the percentage of the aggregate amount of the outstanding notes of such series which is required for any such indenture supplement or the consent of the holders of which is required for any waiver of compliance with certain provisions of the indenture or defaults thereunder;

     - modify or alter the provisions of the indenture regarding the voting of notes held by the applicable trust, the depositor or an affiliate of any of them;

     - reduce the percentage of the aggregate outstanding amount of such series which is required to direct the indenture trustee to sell or liquidate the receivables;

     - reduce the percentage of the aggregate amount of outstanding notes which is required to amend this Indenture, the insurance agreement or the other trust documents; or

     - permit the creation of any lien ranking prior to or on a parity with the lien of the indenture trustee with respect to any of the collateral for such notes or, except as otherwise permitted or contemplated in such indenture, terminate the lien of such indenture on any such collateral or deprive the holder of any such note of the security afforded by the lien of such indenture trustee.

     Unless otherwise provided in the applicable prospectus supplement with respect to a series that includes notes, the related trust and the indenture trustee may also enter into supplemental indentures, without obtaining the consent of the noteholders of the related series, but with the consent of the servicer (which consent may not be unreasonably withheld) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the indenture or of modifying in any manner the rights of such noteholders; provided that such action will not materially and adversely affect the interest of any such noteholder.

                    CERTAIN LEGAL ASPECTS OF THE RECEIVABLES

SECURITY INTEREST IN VEHICLES

     Installment sale contracts, such as those included in the receivables, evidence the credit sale of automobiles, light-duty trucks, recreational vehicles, motorcycles, sport utility vehicles and vans by dealers to obligors; the contracts and the installment loan and security agreements also constitute personal property security agreements and include grants of security interests in the vehicles under the UCC. Perfection of security interests in the vehicles is generally governed by the motor vehicle registration laws of the state in which the vehicle is located. In all of the states where BVAC currently acquires or originates receivables, a security interest in a vehicle is perfected by notation of the secured party's lien on the vehicle's certificate of title. With respect to the receivables, the lien is or will be perfected in the name of one of the Named Lienholders. A majority of the receivables are currently originated in California, Illinois and Texas. The terms of each receivable prohibit the sale or transfer of the financed vehicle without the lienholder's consent.

     Pursuant to each purchase agreement, BVAC will assign its security interests in the financed vehicles to the depositor along with the receivables. Pursuant to each trust and servicing agreement or pooling and servicing agreement, the depositor will sell its security interests in the financed vehicles to the related trustee along with the receivables. In the case of a series of notes issued by a trust, pursuant to each indenture, the
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

trust will grant the indenture trustee a security interest in its assets, including the receivables and its security interest in the financed vehicles. Because of the administrative burden and expense, neither the depositor nor the applicable trustee will amend any certificate of title to identify itself as the secured party.

     In most states, including California, an assignment in the form of a sale or pledge such as that under the Transfer and Servicing Agreements or the indenture should be an effective conveyance of a security interest without amendment of any lien noted on a vehicle's certificate of title, and the assignee succeeds thereby to the assignor's rights as secured party. In certain other states, the laws governing certificates of title are silent on the question of the effect of an assignment on the continued validity and perfection of a security interest in vehicles. However, with respect to security interests perfected by a central filing, the UCC in these states provides that a security interest continues to be valid and perfected even though the security interest has been assigned to a third party and no amendments or other filings are made to reflect the assignment. The Permanent Editorial Board for the UCC has adopted an official comment to the UCC that provides that this rule also applies to a security interest in a vehicle which is perfected by the notation of the lien on the certificate of title. Although the Permanent Editorial Board commentary does not have the force of law, such comments are typically given substantial weight by the courts.

     Other states, including Texas, have statutory provisions that address or could be interpreted as addressing assignments. However, nearly all of these statutory provisions either do not require compliance with the procedure outlined to insure the continued validity and perfection of the lien or are ambiguous on the issue of whether the procedure must be followed. Under the official comment noted above, if these procedures for noting an assignee's name on a certificate of title are determined to be merely permissive in nature, the procedures would not have to be followed as a condition to the continued validity and perfection of the security interest.

     By not identifying the trust or the indenture trustee as the secured party on the certificate of title, the security interest of the trust or the indenture trustee in the vehicle could be defeated through fraud or negligence. In the absence of fraud or forgery by the vehicle owner or one of the Named Lienholders, or administrative error by state or local agencies, the notation of BVAC's lien on the certificates should be sufficient to protect the trust or the indenture trustee against the right of subsequent purchasers of a vehicle or subsequent lenders who take a security interest in a vehicle securing a receivable. If there are any vehicles as to which one of the Named Lienholders failed to obtain a perfected security interest, its security interest would be subordinate to, among others, subsequent purchasers of the vehicles and holders of perfected security interests. Such a failure would, however, constitute a breach of warranties under the related Transfer and Servicing Agreements and would create an obligation of BVAC to repurchase the related receivable, unless such breach were cured in a timely manner. See "Description of the Transfer and Servicing Agreements -- Sale and Assignment of Receivables."

     Under the laws of most states, including California and Texas, the perfected security interest in a vehicle continues for four months after a vehicle is moved to a state other than the state which issued the certificate of title and thereafter until the vehicle owner re-registers the vehicle in the new state. A majority of states, including California and Texas, require surrender of a certificate of title to re-register a vehicle. Since BVAC (or one of the other Named Lienholders) will have its lien noted on the certificates of title and the servicer will retain possession of the certificates of title issued by most states in which receivables were or will be originated, the servicer would ordinarily learn of an attempt at re-registration through the request from the obligor to surrender possession of the certificate of title or would receive notice of surrender from the state of re-registration since the security interest would be noted on the certificate of title. Thus, the secured party would have the opportunity to re-perfect its security interest in the vehicle in the state of relocation. In states that do not require a certificate of title for registration of a motor vehicle, re-registration could defeat perfection.

     In the ordinary course of servicing receivables, the servicer takes steps to effect re-perfection upon receipt of notice of re-registration or information from the obligor as to relocation. Similarly, when an obligor sells a vehicle, the servicer must surrender possession of the certificate of title or will receive notice as a result of BVAC's (or one of the other Named Lienholders') lien noted thereon and accordingly will have an opportunity to require satisfaction of the related receivable before release of the lien. Under each trust and servicing agreement or pooling and servicing agreement, the servicer is obligated to take appropriate steps, at its own expense, to maintain perfection of security interests in the financed vehicles.

     Under the laws of most states, including California and Texas, liens for repairs performed on a motor vehicle and liens for unpaid taxes would take priority over even a perfected security interest in a financed vehicle. In some states, a perfected security interest in a financed vehicle may take priority over liens for repairs.

     BVAC will represent and warrant in each Transfer and Servicing Agreement that, as of the date of issuance of the securities, each security interest in a financed vehicle is or will be prior to all other present liens (other than tax liens and liens that arise by operation of law) upon and security interests in such financed vehicle. However, liens for repairs or taxes could arise at any time during the term of a receivable. No notice will be given to the trustee, the indenture trustee or the securityholders in the event such a lien arises.

REPOSSESSION

     In the event of a default by vehicle purchasers, the holder of a retail installment sale contract or an installment loan and security agreement has all of the remedies of a secured party under the UCC, except where specifically limited by other state laws. The remedy employed by the servicer in most cases of default is self-help repossession and is accomplished simply by taking possession of the financed vehicle. The self-help repossession remedy is available under the UCC in most of the states in which receivables have been or will be originated as long as the repossession can be accomplished without a breach of the peace.

     In cases where the obligor objects or raises a defense to repossession, or if otherwise required by applicable state law, a court order must be obtained from the appropriate state court. The vehicle must then be repossessed in accordance with that order.

NOTICE OF SALE; REDEMPTION RIGHTS

     In the event of default by an obligor, some jurisdictions require that the obligor be notified of the default and be given a time period within which the obligor may cure the default prior to repossession. Some jurisdictions provide for a similar right following repossession. Generally, this right of reinstatement may be exercised on a limited number of occasions in any one-year period.

     The UCC and other state laws require the secured party to provide an obligor with reasonable notice of the date, time and place of any public sale and/or the date after which any private sale of the collateral may be held. The obligor generally has the right to redeem the collateral prior to actual sale by paying the secured party the unpaid principal balance of the obligation plus reasonable expenses for repossessing, holding, and preparing the collateral for disposition and arranging for its sale, and, to the extent provided in the related retail installment sale contract, and, as permitted by law, reasonable attorneys' fees.

DEFICIENCY JUDGMENTS AND EXCESS PROCEEDS

     The proceeds of resale of financed vehicles generally will be applied first to the expenses of resale and repossession and then to the satisfaction of the indebtedness. If the net proceeds from resale do not cover the full amount of the indebtedness, a deficiency judgment may be sought. However, the deficiency judgment would be a personal judgment against the obligor for the shortfall, and a defaulting obligor can be expected to have very little capital or sources of income available following repossession. Therefore, in many cases, it may not be useful to seek a deficiency judgment or, if one is obtained, it may be uncollectible or settled at a significant discount.

     Occasionally, after resale of a vehicle and payment of all expenses and all indebtedness, there is a surplus of funds. In that case, the UCC requires the lender to remit the surplus to any holder of a lien with respect to the vehicle or if no such lienholder exists, the UCC requires the lender to remit the surplus to the former owner of the vehicle.

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

CONSUMER PROTECTION LAWS

     Numerous federal and state consumer protection laws and related regulations impose substantial requirements upon lenders and servicers involved in consumer finance. These laws include the Truth-in-Lending Act, the Equal Credit Opportunity Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and state motor vehicle retail installment sales acts, and other similar laws. Also, state laws impose finance charge ceilings and other restrictions on consumer transactions and require contract disclosures in addition to those required under federal law. Those requirements impose specific statutory liabilities upon creditors who fail to comply with their provisions. In some cases, this liability could affect an assignee's ability to enforce consumer finance contracts such as the receivables.

     The so-called "Holder-in-Due-Course" Rule of the Federal Trade Commission (the "FTC Rule"), the provisions of which are generally duplicated by the Uniform Consumer Credit Code, other state statutes, or the common laws in certain states, has the effect of subjecting any assignee of a seller (and certain related lenders and their assignees) in a consumer credit transaction to all claims and defenses that the obligor in the transaction could assert against the seller of the goods. Liability under the FTC Rule is limited to the amounts paid by the obligor under the contract, and the holder of the contract may also be unable to collect any balance remaining due thereunder from the obligor. Most of the receivables will be subject to the requirements of the FTC Rule. Accordingly, the trustee or the indenture trustee, as holder of the receivables, will be subject to any claims or defenses that the obligor of the related financed vehicle may assert against the seller of the vehicle. Such claims are limited to a maximum liability equal to the amounts paid by the obligor on the receivable.

     Under most state motor vehicle dealer licensing laws, including California and Texas, dealers of motor vehicles are required to be licensed to sell motor vehicles at retail sale. In addition, with respect to used vehicles, the Federal Trade Commission's Rule on Sale of Used Vehicles requires that all vehicle dealers prepare, complete and display a "Buyer's Guide" which explains the warranty coverage for such vehicles. Furthermore, federal odometer regulations promulgated under the Motor Vehicle Information and Cost Savings Act requires that all used vehicle dealers furnish a written statement signed by the seller certifying the accuracy of the odometer reading. If a dealer is not properly licensed or if either a Buyer's Guide or Odometer Disclosure Statement was not provided to the purchaser of the related financed vehicle, the obligor may be able to assert a defense against the dealer. If an obligor were successful in asserting any such claim or defense, such claim or defense would constitute a breach of BVAC's representations and warranties under each Transfer and Servicing Agreement and would create an obligation of BVAC to repurchase the receivable unless such breach were cured in a timely manner. See "Description of the Transfer and Servicing Agreements -- Sale and Assignment of Receivables."

     Courts have applied general equitable principles to secured parties pursuing repossession or litigation involving deficiency balances. These equitable principles may have the effect of relieving an obligor from some or all of the legal consequences of a default.

     In several cases, consumers have asserted that the self-help remedies of secured parties under the UCC and related laws violate the due process protections provided under the 14th Amendment to the United States Constitution. Courts have generally upheld the notice provisions of the UCC and related laws as reasonable or have found that the repossession and resale by the creditor do not involve sufficient state action to afford constitutional protection to consumers.

     BVAC will represent and warrant in each purchase agreement that each receivable complies with all requirements of law in all material respects. Accordingly, if an obligor has a claim against a trust for violation of any law and such claim materially and adversely affects the trust's or the indenture trustee's interest in a receivable, such violation would constitute a breach of BVAC's representations and warranties under the purchase agreement and would create an obligation of BVAC to repurchase such receivable unless the breach were cured. See "Description of the Transfer and Servicing Agreements -- Sale and Assignment of Receivables."

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

OTHER LIMITATIONS

     In addition to the laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including federal bankruptcy laws and related state laws, may interfere with or affect the ability of a lender to realize upon collateral or enforce a deficiency judgment. For example, in a Chapter 13 proceeding under the federal bankruptcy law, a court may prevent a lender from repossessing an automobile, and, as part of the rehabilitation plan, reduce the amount of the secured indebtedness to the market value of the automobile at the time of bankruptcy (as determined by the court), leaving the party providing financing as a general unsecured creditor for the remainder of the indebtedness. A bankruptcy court may also reduce the monthly payments due under a contract or change the rate of interest and time of repayment of the indebtedness.

BANKRUPTCY MATTERS

     BVAC will represent and warrant to the depositor in each purchase agreement, and the depositor will warrant to the related trust in each trust and servicing agreement or pooling and servicing agreement, that the sales of the receivables by BVAC to the depositor and by the depositor to the trust are valid sales of the receivables to the depositor and the trust, respectively. Notwithstanding the foregoing, if BVAC or the depositor were to become a debtor in a bankruptcy case and a creditor or trustee-in-bankruptcy of such debtor or such debtor itself were to take the position that the sale of receivables to the depositor or the trust should instead be treated as a pledge of such receivables to secure a borrowing of such debtor, delays in payments of collections of receivables to securityholders could occur or (should the court rule in favor of any such trustee, debtor or creditor) reductions in the amounts of such payments could result. If the transfer of receivables to the trust is treated as a pledge instead of a sale, a tax or government lien on the property of BVAC or the depositor arising before the transfer of the related receivables to such trust may have priority over such trust's interest in such receivables. If the transfers of receivables from BVAC to the depositor and from the depositor to the trust are treated as sales, the receivables would not be part of BVAC's or the depositor's bankruptcy estate and would not be available to the bankrupt entity's creditors.

     The decision of the U.S. Court of Appeals for the Tenth Circuit, Octagon Gas System, Inc. v. Rimmer (In re Meridian Reserve, Inc.) (decided May 27,
1993), contains language to the effect that under the UCC, accounts sold by a debtor would remain property of the debtor's bankruptcy estate, whether or not the sale of the accounts was perfected. Although the receivables constitute chattel paper under the UCC, rather than accounts, Article 9 of the UCC applies to the sale of chattel paper as well as the sale of accounts, and perfection of a security interest in both chattel paper and accounts may be accomplished by the filing of a UCC-1 financing statement. If, following a bankruptcy of BVAC or the depositor, a court were to follow the reasoning of the Tenth Circuit reflected in the above case, then the receivables could be included in the bankruptcy estate of BVAC or the depositor, as applicable, and delays in payments of collections on or in respect of the receivables could occur. BVAC will warrant to the depositor in each purchase agreement, and the depositor will warrant to the trust in each trust and servicing agreement or pooling and servicing agreement, that the sale of the related receivables to the depositor or the related trust is a sale of such receivables to the depositor and to the trust, respectively.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

     The following general discussion of the anticipated material federal income tax consequences to investors of the purchase, ownership and disposition of the securities to the extent it relates to matters of law or legal conclusions represents the opinion of Patton Boggs LLP, special tax counsel to the depositor, subject to the assumptions or qualifications set forth in this prospectus. This discussion does not purport to deal with federal income tax consequences applicable to all categories of security holders. Some security holders including insurance companies, regulated investment companies, dealers in securities, broker-dealers, tax-exempt organizations, investors in pass-through entities, Non-U.S. persons (as defined below), persons holding securities as part of a "straddle," hedge, appreciated financial position or conversion transaction for tax purposes, persons whose functional currency is not the United States dollar, persons who incur indebtedness to acquire securities and persons holding their securities as other than capital assets, may be subject to special rules that are not discussed below.

     You are urged to consult your own tax advisors in determining the federal, state, local, foreign and any other tax consequences to you of the purchase, ownership and disposition of the securities.

     The following summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations promulgated thereunder and judicial or ruling authority, all of which are subject to change, which change may be retroactive. In connection with the creation of each trust, Patton Boggs LLP will provide an opinion regarding certain federal income tax matters relating to that trust and the notes and/or certificates to be offered by that trust. To the extent a series of notes or certificates, or the form or ownership of any trust, differs from the assumptions or conditions set forth in the following general discussion or changes occur in the relevant tax laws, or in their application, additional tax consequences will be disclosed in the applicable prospectus supplement and/or in the opinions of tax counsel to be delivered in connection with each applicable prospectus supplement.

     Opinions of tax counsel are not binding on the Internal Revenue Service (the "IRS") or the courts. No ruling on any of the issues discussed below will be sought from the IRS. For purposes of the following summary, references to a trust or the trusts, the notes, the certificates and related terms, parties and documents shall be deemed to refer, unless otherwise specified in this prospectus, to the trusts, the notes and the certificates and the related terms, parties and documents as generally described in the prospectus and as more fully described in the prospectus supplements for each trust and the notes and/or certificates to be issued by each trust.

     The federal income tax consequences to noteholders and certificateholders will vary depending on whether a trust is treated as a partnership under the Code and applicable Treasury regulations, or as a disregarded entity where such trust is owned by the depositor. Asset securitization trusts also may be characterized as grantor trusts or financial asset securitization trusts ("FASITs"), but the depositor does not intend to use grantor trusts or FASITs in offerings under this prospectus. The prospectus supplement for each trust and series of notes or certificates associated with such trust will specify whether the trust will be treated as a disregarded entity or as a partnership.

TAX CHARACTERIZATION OF A TRUST

     A trust which is not treated as a grantor trust and which does not affirmatively elect to be treated as an association taxable as a corporation will be treated as a partnership under applicable Treasury regulations as long as there are two or more beneficial owners and will be ignored as a separate entity if there is a single beneficial owner of all the trust's equity classes. Under current law, such a trust will not be taxable as a corporation for federal income tax purposes, provided that the trust makes no affirmative election to be treated as a corporation, and the trust is not a publicly traded partnership.

     If such a trust were taxable as a corporation or a FASIT for federal income tax purposes, it would be subject to corporate income tax on its taxable income. The trust's taxable income would include all of its income on the related receivables, less servicing fees and other deductible expenses, which may include interest expense on the notes. Any such corporate income tax could materially reduce cash available to make distributions on the securities, and beneficial owners of securities could be liable for any such tax that is unpaid by the trust.

TAX CONSEQUENCES TO HOLDERS OF NOTES

     Treatment of the Notes as Indebtedness. For each series of notes, except for any series of notes which is specifically identified as receiving different tax treatment in the applicable prospectus supplement, regardless of whether the notes are issued by a trust that is treated as a partnership or a trust that is treated as a disregarded entity, upon the issuance of each series of notes, the depositor will agree, and the noteholders will agree by their purchase of notes, to treat the notes as debt for federal income tax purposes. Except as otherwise provided in any applicable prospectus supplement, Patton Boggs LLP will advise each such trust that the notes

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

should be classified as debt for federal income tax purposes. The discussion below assumes this characterization of the notes is correct.

     Treatment of Stated Interest. Assuming each series of notes is treated as debt for federal income tax purposes and is not issued with original issue discount, also known as "OID," the stated interest on a note will be taxable to a noteholder as ordinary income when received or accrued in accordance with the noteholder's regular method of tax accounting. Interest received on a note may constitute "investment income" for purposes of some limitations of the Code concerning the deductibility of investment interest expense.

     OID. We expect that all payments on each series of notes will be denominated in U.S. dollars, and that the interest formula for the notes will meet the requirements for "qualified stated interest" under Treasury regulations (the "OID Regulations") relating to original issue discount, and that any OID on the notes (i.e., any excess of the principal amount of the notes over their issue price) does not exceed a de minimis amount (i.e., 0.25% of their principal amount multiplied by its weighted average life), all within the meaning of the OID Regulations. If these conditions are not satisfied with respect to any given series of notes, additional tax considerations with respect to such notes will be disclosed in the applicable prospectus supplement.

     In general, OID is the excess of the stated redemption price at maturity of a debt instrument over its issue price. A note's stated redemption price at maturity is the aggregate of all payments required to be made under the note through maturity except qualified stated interest. Qualified stated interest is generally interest that is unconditionally payable in cash or property, other than debt instruments of the issuer, at fixed intervals of one year or less during the entire term of the instrument at specified rates. The issue price will be the first price at which a substantial amount of the notes are sold, excluding sales to bond holders, brokers or similar persons acting as underwriters, placement agents or wholesalers.

     If a note were treated as being issued with OID that exceeds the de minimis amount described above, a noteholder would be required to include OID in income as interest over the term of the note under a constant yield method. In general, OID must be included in income in advance of the receipt of cash representing that income. This treatment would have no significant effect on noteholders using the accrual method of accounting. However, cash method noteholders may be required to report income on the notes in advance of the receipt of cash attributable to that income.

     If a note has OID falling within the de minimis exception, the noteholder must include that OID in income proportionately as principal payments are made on that note.

     A holder of a note that has a fixed maturity date of not more than one year from the issue date of such short-term note may be subject to special rules. An accrual basis holder of a short-term note (and certain cash method holders, including regulated investment companies, as set forth in Section 1281 of the
Code) generally would be required to report interest income as interest accrues on a straight-line basis over the term of each interest period. Other cash basis holders of a short-term note would, in general, be required to report interest income as interest is paid (or, if earlier, upon the taxable disposition of the short-term note). However, a cash basis holder of a short-term note reporting interest income as it is paid may be required to defer a portion of any interest expense otherwise deductible on indebtedness incurred to purchase or carry the short-term note until the taxable disposition or payment of the short-term note. A cash basis taxpayer may elect under Section 1281 of the Code to accrue interest income on all nongovernment debt obligations with a term of one year or less, in which case the taxpayer would include interest on the short-term note in income as it accrues, but would not be subject to the interest expense deferral rule referred to in the preceding sentence. Certain special rules apply if a short-term note is purchased for more or less than its principal amount.

     A holder who purchases a note after the initial distribution thereof at a discount that exceeds a statutorily defined de minimis amount will be subject to the "market discount" rules of the Code, and a holder who purchases a note at a premium will be subject to the "bond premium amortization" rules of the Code.

     Under the market discount rules, a holder may recognize ordinary income equal to the market discount when the note is sold (or upon receipt of principal payments) or the holder may elect to include market discount in income currently using either the ratable accrual method or the constant interest method. The election would apply to all market discount notes and bonds acquired during and after the year of the election.

     If a holder pays a premium to acquire a note, the holder has the option of amortizing (and deducting) the premium until note maturity and reducing his basis by the amortized amount or not amortizing and treating the premium as part of basis. A holder must attach a statement to his tax return for the first year the election is to apply.

     Sale or Other Disposition. If a noteholder sells a note, the holder will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the holder's adjusted tax basis in the note. The adjusted tax basis of a note to a particular noteholder will equal the holder's cost for the note, increased by any market discount, OID and gain previously included by such noteholder in income with respect to the note and decreased by the amount of bond premium, if any, previously amortized and by the amount of principal payments previously received by such noteholder with respect to such note. Any such gain or loss will be capital gain or loss if the note was held as a capital asset, except for gain representing accrued interest and accrued market discount not previously included in income. Capital gain or loss will be long-term if the note was held by the holder for more than one year and otherwise will be short-term. Any capital losses realized generally may be used by a corporate taxpayer only to offset capital gains, and by an individual taxpayer only to the extent of capital gains plus $3,000 of other income.

     Non-U.S. Holders. Interest payments made (or accrued) to a noteholder who is a nonresident alien, foreign corporation or other holder who is a Non-U.S. Person (as defined below) generally will be considered "portfolio interest" and generally will not be subject to United States federal income tax and withholding tax if the interest is not effectively connected with the conduct of a trade or business within the United States by the Non-U.S. Person and the Non-U.S. Person (1) is not actually or constructively a "10 percent shareholder" of the trust or the depositor (including a holder of 10% of the outstanding certificates) or a "controlled foreign corporation" with respect to which the trust or the depositor is a "related person" within the meaning of the Code and
(2) provides the trustee or other person who is otherwise required to withhold U.S. tax with respect to the notes with an appropriate statement (on Form W-8 or a similar form), signed under penalties of perjury, certifying that the beneficial owner of the note is a Non-U.S. Person and providing the Non-U.S. Person's name and address. If a note is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide the relevant signed statement to the withholding agent. In that case, however, the signed statement must be accompanied by a Form W-8 or substitute form provided by the Non-U.S. Person that owns the note. If such interest is not portfolio interest, then it will be subject to United States federal income and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable tax treaty.

     Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a note by a Non-U.S. Person will be exempt from United States federal income and withholding tax, provided that (1) such gain is not effectively connected with the conduct of a trade or business in the United States by the Non-U.S. Person and (2) in the case of an individual Non-U.S. Person, the individual is not present in the United States for 183 days or more in the taxable year. If the beneficial owner is present in the United States for 183 days or more and the capital gain is not effectively connected with a U.S. trade or business, the capital gain is taxed at a rate of 30%, unless reduced or eliminated pursuant to an applicable tax treaty. If the interest, gain or income on a note held by a Non-U.S. Person is effectively connected with the conduct of a trade or business in the United States by the Non-U.S. Person, the noteholder, although exempt from the withholding tax previously discussed if an appropriate statement is furnished, generally will be subject to United States federal income tax on the interest, gain or income at regular federal income tax rates. In addition, if the Non-U.S. Person is a foreign corporation, it may be subject to a branch profits tax equal to 30% of its "effectively connected earnings and profits" within the meaning of the Code for the taxable year, as adjusted for specified items, unless it qualifies for a lower rate under an applicable tax treaty.

     "U.S. Person" means a citizen or resident of the United States for U.S. federal income tax purposes, a corporation or partnership (except to the extent provided in applicable Treasury regulations) created or organized in or under the laws of the United States, any state or the District of Columbia, including an entity

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

treated as a corporation or partnership for U.S. federal income tax purposes, an estate the income of which is subject to U.S. federal income taxation regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust. A "Non-U.S. Person" is a person who is not a U.S. Person as defined above. Potential investors who are not U.S. Persons should consult their own tax advisors regarding the specific tax consequences of owning a certificate.

     Backup Withholding. Each noteholder (other than an exempt holder such as a corporation, tax-exempt organization, qualified pension and profit-sharing trust, individual retirement account or nonresident alien who provides certification as to status as a nonresident) will be required to provide, under penalties of perjury, a certificate containing the holder's name, address, correct federal taxpayer identification number and a statement that the holder is not subject to backup withholding. If a nonexempt noteholder fails to provide the required certification, the back-up withholding rules will apply and back-up withholding will be remitted to the IRS and the amount remitted may be claimed as a credit against the noteholder's federal income tax liability.

     Possible Alternative Treatments of the Notes. If, contrary to the opinion of Patton Boggs LLP, the IRS successfully asserted that one or more classes of notes in a series did not represent debt for federal income tax purposes, such notes might be treated as equity interests in a trust and the noteholders as partners of a partnership. The trust would not be treated as a publicly traded partnership taxable as a corporation if 90% or more of its gross income is derived from qualifying passive sources (including interest). Treatment of the notes as partnership interests could have adverse tax consequences to certain noteholders. For example, income to certain tax-exempt entities (including pension funds) would be "unrelated business taxable income," income to Non-U.S. Persons could be subject to U.S. tax and U.S. tax return filing and withholding tax requirements, and individual holders might be subject to certain limitations on their ability to deduct their share of trust expenses.

TAX CONSEQUENCES TO HOLDERS OF CERTIFICATES

     Treatment of the Trust as a Partnership. For each series of certificates, except for any series of certificates which is specifically identified as receiving different tax treatment in the applicable prospectus supplement, that are issued by a trust that is to be treated as a partnership, the depositor and the servicer will agree, and the related certificateholders will agree by their purchase of certificates, to treat the trust as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the trust, the partners of the partnership being the certificateholders (including the holder of any certificates representing the retained interest in the trust) and the notes, if any, being debt of the partnership. However, the proper characterization of the arrangement involving the trust, the certificates, the notes, the depositor and the servicer is not clear because there is no authority on transactions closely comparable to that contemplated herein.

     Except as otherwise provided in any applicable prospectus supplement, Patton Boggs LLP will advise such trust and the certificateholders that the trust should be classified as a partnership and certificateholders as partners for federal income tax purposes and that even if such a trust is treated as a publicly traded partnership, it would not be taxable as a corporation if it meets certain qualifying income tests. The discussion below assumes this characterization of the trust and certificateholders is correct.

     The IRS could seek to characterize such a trust and certificates as other than a partnership and partners. For example, because the certificates have certain features characteristic of debt, the certificates might be considered debt of the depositor or the trust. Any such characterization would not result in materially adverse tax consequences to certificateholders as compared to the consequences from treatment of the certificates as equity in a partnership, described below. The following discussion assumes that the certificates represent equity interests in a partnership and applies to trusts that are treated as partnerships.

     Partnership Taxation. As a partnership, a trust will not be subject to federal income tax. Rather, each certificateholder will be required to separately take into account such holder's allocated share of income, gains, losses, deductions and credits of the trust. Such a trust's income will consist primarily of interest and finance charges earned on the related receivables (including appropriate adjustments for market discount, OID and
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

bond premium) and any gain upon collection or disposition of such receivables. The trust's deductions will consist primarily of interest accruing with respect to the notes, servicing and other fees, and losses or deductions upon collection or disposition of receivables.

     The tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the partnership agreement (i.e., the applicable Pooling and Servicing Agreement and related documents). Except as otherwise provided in the applicable prospectus supplement, the applicable Pooling and Servicing Agreement will provide, in general, that the each certificateholder (other than a holder of a Strip Security) will be allocated its allocable share of taxable income of the trust for each month equal to the sum of the interest that accrues on the certificates in accordance with their terms for such month, including interest accruing at the related pass-through rate for such month and OID that would have accrued on the certificates for such month (applies if initial issue price is less than the initial principal balance) if such certificates were indebtedness.

     Allocations will be made to certificateholders by class with allocations first made to the class entitled to be paid first if there is a cash shortfall. Unless otherwise provided in a related prospectus supplement, all remaining taxable income of the trust will be allocated to the owner of the retained interest of the trust (the depositor).

     In the event a trust issues certificates which entitle certificateholders to receive amounts calculated as if they were interest on notional principal amounts ("Strip Securities") unless otherwise provided in the prospectus supplement, the applicable Pooling and Servicing Agreement will provide that the income allocated to such certificateholders in each year will approximate the amount of interest and OID income (or other income) that the certificateholders would have recognized in such year if the certificateholders were holding debt instruments or other financial instruments with characteristics similar to the Strip Securities; provided, that no negative accruals shall be permitted, and, provided further, that other deductions derived by the trust equal to the aggregate remaining capital account balances of the certificateholders will be allocated to such Strip Securities in proportion to the respective capital account balances immediately before the final redemption.

     The total net income allocated to a holder of a Strip Security who holds until redemption should approximate the excess of the payments the holder receives over the cost of the Strip Securities (except to the extent that the allocations include shares of expenses that are not deductible).

     Any net loss of a trust will be allocated first to the retained interest holder to the extent of its adjusted capital account, then to the other certificateholders in the priorities set forth in the applicable Pooling and Servicing Agreement to the extent of their respective adjusted capital accounts, and thereafter to the retained interest holder.

     It is believed that the allocations to certificateholders will be valid under applicable Treasury Regulations, although no assurance can be given that the IRS would not require a greater amount of income to be allocated to certificateholders. Under the foregoing methods of allocation, certificateholders may be allocated income equal to the entire pass-through rate plus the other items described above, and holders of Strip Securities may be allocated income equal to the amount described above or in an applicable prospectus supplement, even though the trust might not have sufficient cash to make current cash distributions of such amount. Thus, cash basis holders will in effect be required to report income from the certificates on the accrual method. In addition, because tax allocations and tax reporting will be done on a uniform basis for all certificateholders but certificateholders may be purchasing certificates at different times and at different prices, certificateholders may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the trust.

     A portion of expenses of a trust (including fees to the servicer, but not interest expense) allocated to certificateholders that are individuals, estates or trusts will be "miscellaneous itemized deductions" to such taxpayers. Such deductions might be disallowed to such taxpayers in whole or in part and might result in such taxpayers being taxed on an amount of income that exceeds the amount of cash actually distributed to such taxpayers over the life of the security.

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

     All of the taxable income allocated to a certificateholder that is a pension, profit sharing or employee benefit plan or other tax-exempt entity, including an individual retirement account, will constitute "unrelated business taxable income" generally taxable to such a certificateholder.

     Discount and Premium. Except as otherwise provided in a related prospectus supplement, it is anticipated that the receivables will not be issued with OID, and, therefore, the trust should not have OID income. However, the purchase price paid by the trust for the related receivables may be greater or less than the remaining principal balance of the receivables at the time of purchase. If so, the receivables will have been acquired at a premium or discount, as the case may be. As indicated above, the trust will make this calculation on an aggregate basis, but might be required to recompute it on a receivable-by-receivable basis.

     Each such trust intends to make all calculations relating to market discount income and amortization of premium with respect to both simple interest receivables and pre-computed receivables on an aggregate basis rather than a receivable-by-receivable basis. If the IRS were to require that such calculations be made separately for each receivable, a trust might be required to incur additional expense, but it is believed that there would not be a material adverse effect on certificateholders.

     If a trust acquires the related receivables at a market discount or premium, it will elect to include any such discount in income currently as it accrues over the life of such receivables or to offset any such premium against interest income on such receivables. As indicated above, a portion of such market discount income or premium deduction may be allocated to certificateholders.

     Section 708 Termination. Under Section 708 of the Code, a trust will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the trust are sold or exchanged within a 12-month period. Under applicable Treasury regulations, such a 50% or greater transfer would cause a deemed contribution of the assets and liabilities of the trust to a new partnership in exchange for interests in the new partnership. Such interests in a new partnership would be deemed distributed to the old and new partners of the trust in liquidation of the trust.

     Disposition of Certificates. Generally, capital gain or loss will be recognized on a sale of certificates held as capital assets in an amount equal to the difference between the amount realized and the certificateholder's tax basis in the certificates sold. Such capital gain or loss will be short-term or long-term, depending on whether the certificate has been held for (1) 12 months or less, or (2) more than 12 months, respectively. A certificateholder's tax basis in a certificate will generally equal the holder's cost increased by the holder's share of trust income recognized and by tax-exempt income allocated to the holder and decreased by any distributions received with respect to such certificate and certain nondeductible expenses. In addition, both the tax basis in the certificates and the amount realized on a sale of a certificate would include the holder's share of the liabilities of the trust. A holder acquiring certificates at different prices may be required to maintain a single aggregate adjusted tax basis in such certificates and, upon sale or other disposition of some of the certificates, to allocate a portion of such aggregate tax basis to the certificates sold (rather than maintaining a separate tax basis in each certificate for purposes of computing gain or loss on a sale of that certificate).

     Any gain on the sale of a certificate attributable to the holder's share of unrecognized accrued market discount on the related receivables would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. Thus, to avoid those special reporting requirements, the trust will elect to include market discount in income as it accrues.

     If a certificateholder is required to recognize an aggregate amount of income (not including income attributable to disallowed itemized deductions described above) over the life of the certificates that exceeds the aggregate cash distributions with respect thereto, such excess will generally give rise to a capital loss upon the retirement of the certificates.

     Allocations Between Transferors and Transferees. In general, each trust's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the certificateholders of a class in proportion to the principal amount of certificates (or notional principal amount, in the case of any Strip Securities) owned by them as of the close of the last day of such month. As a result, a holder purchasing certificates may be allocated tax items (which will affect its tax liability and tax basis) attributable to periods before its actual purchase.

     The use of such a monthly convention may not be permitted by existing regulations. If a monthly convention is not allowed (or only applies to transfers of less than all of the partner's interest), taxable income or losses of the trust might be reallocated among the certificateholders. The retained interest holder, acting as tax matters partner for the trust, will be authorized to revise the trust's method of allocation between transferors and transferees to conform to a method permitted by future regulations.

     Section 754 Election. In the event that a certificateholder sells its certificates at a profit (loss), the purchasing certificateholder will have a higher (lower) basis in the certificates than the selling certificateholder had. The tax basis of a trust's assets will not be adjusted to reflect that higher (or lower) basis unless a trust were to file an election under Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the trust will not make such an election. As a result, certificateholders might be allocated a greater or lesser amount of trust income than would be appropriate based on their own purchase price for certificates.

     Administrative Matters. For each trust, the trustee will be required to keep or have kept complete and accurate books of such trust. Such books will be maintained for financial reporting and tax purposes on an accrual basis, and the fiscal year of each trust is expected to be the calendar year. The trustee will file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the trust and will report each certificateholder's allocable share of items of trust income and expense to holders and the IRS on Schedule K-1. Any person that holds certificates as a nominee at any time during a calendar year is required to furnish the trust with a statement containing information on the nominee, the beneficial owners and the certificates so held. Each trust will provide the Schedule K-l information to nominees that fail to provide the trust with the information statement described above and such nominees will be required to forward such information to the beneficial owners of the certificates. Generally, holders must file tax returns that are consistent with the information return filed by the trust or be subject to penalties unless the holder notifies the IRS of all such inconsistencies.

     The retained interest holder will be designated as the tax matters partner for each trust in the applicable Pooling and Servicing Agreement and, as such, will be responsible for representing the certificateholders in any dispute with the IRS. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the trust by the appropriate taxing authorities could result in an adjustment of the returns of the certificateholders, and, under certain circumstances, a certificateholder may be precluded from separately litigating a proposed adjustment to the items of the trust. An adjustment could also result in an audit of a certificateholder's returns and adjustments of items not related to the income and losses of the trust.

     Tax Consequences to Non-U.S. Certificateholders. It is not clear whether a trust would be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to Non-U.S. Persons because there is no clear authority on that issue under facts substantially similar to those described in this prospectus and applicable prospectus supplements. Although it is not expected that any trust would be engaged in a trade or business in the United States for such purposes, unless otherwise noted in a prospectus supplement or a trust receives an unqualified opinion of counsel that withholding is not required, each trust will withhold with respect to certificateholders as if it were so engaged in order to protect the trust from possible adverse consequences of a failure to withhold. It is expected that each trust will withhold on the portion of its taxable income that is allocable to certificateholders that are Non-U.S. Persons as if such income were effectively connected to a United States trade or business, at the highest rate applicable to corporations for foreign holders that are taxable as corporations and at the highest rate applicable to individuals for all other foreign holders. In determining a certificateholder's status, a trust generally may rely on the holder's certification of non-foreign status signed under penalties of perjury.

     Backup Withholding. Distributions made on the certificates and proceeds from the sale of the certificates will be subject to a "backup" withholding tax if, in general, the certificateholder fails to comply with certain identification procedures, unless the holder is an exempt recipient under applicable provisions of the Code.

                                     * * *

     The federal tax discussion set forth above is included for general information only and may not be applicable to your particular tax situation. You should consult your own tax advisor with respect to the tax consequences of the purchase, ownership and disposition of securities, including the tax consequences under state, local and foreign and other tax laws and the possible effects of changes in federal or other tax laws.

                              ERISA CONSIDERATIONS

     Section 406 of ERISA, and Section 4975 of the Code prohibit a pension, profit sharing or other employee benefit plan, as well as individual retirement accounts and certain types of Keogh Plans (each, a "Benefit Plan"), from engaging in certain transactions involving "plan assets" with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code with respect to the Benefit Plan. ERISA also imposes certain duties on persons who are fiduciaries of Benefit Plans subject to ERISA and prohibits certain transactions between a Benefit Plan and parties in interest with respect to such Benefit Plans. Under ERISA, any person who exercises any authority or control with respect to the management or disposition of the assets of a Benefit Plan is considered to be a fiduciary of such Benefit Plan (subject to certain exceptions not here relevant). A violation of these "prohibited transaction" rules may subject a disqualified person to excise taxes under the Code and expose a fiduciary to liabilities under ERISA.

     Certain transactions involving a trust might be deemed to constitute prohibited transactions under ERISA and the Code with respect to a Benefit Plan that purchased notes or certificates if assets of the trust were deemed to be assets of the Benefit Plan. Under a regulation issued by the United States Department of Labor (the "Plan Asset Regulations"), the assets of a trust would be treated as plan assets of a Benefit Plan for the purposes of ERISA and the Code if the Benefit Plan acquired an "equity interest" in the trust and none of the exceptions contained in the Plan Assets Regulation were applicable. An equity interest is defined under the Plan Asset Regulations as an interest other than an instrument that is treated as indebtedness under applicable local law and which has no substantial equity features. To the extent that the notes are treated as indebtedness under applicable local law and do not have substantial equity features, their acquisition should not be considered the acquisition of an "equity interest" in the related trust and so the assets underlying the trust would not be considered plan assets for Code and ERISA purposes. In addition, although they may represent equity interests in the related trust, nonsubordinated certificates ("Senior Certificates") may be exempted from certain of the prohibited transaction rules of ERISA as discussed below. The likely treatment in this context of notes or certificates of a given series will be discussed in the related prospectus supplement.

     Employee Benefit Plans that are governmental plans (as defined in Section 3(32) of ERISA) and certain church plans (as defined in Section 3(33) of ERISA) are not subject to these ERISA requirements.

     A Benefit Plan fiduciary considering the purchase of notes or certificates of a given series should consult with its tax and/or legal advisors regarding whether the assets of the related trust would be considered plan assets, the possibility of exemptive relief from the prohibited transaction rules and other issues and their potential consequences under the Code or ERISA.

UNDERWRITER EXEMPTIONS

     The U.S. Department of Labor may have granted to the underwriter (or in the case of series offered by more than one underwriter, the lead underwriter) named in each prospectus supplement an exemption (the "Exemption") from certain of the prohibited transaction rules of ERISA with respect to the initial purchase, the holding and the subsequent resale by Benefit Plans of certificates representing interests in asset-backed pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption. The receivables covered by the Exemption include motor vehicle installment sales contracts such as the receivables. The Exemption will apply to the acquisition, holding and resale of Senior Certificates by a Benefit Plan, provided that certain conditions (certain of which are described below) are met.

     Among the conditions that must be satisfied for the Exemption to apply to the Senior Certificates are the following:

          (1) The trust is considered to consist solely of obligations which bear interest or are purchased at a discount and which are secured by motor vehicles or equipment, or "qualified motor vehicle leases" (as defined in the Exemption), property that had secured such obligations or qualified motor vehicle leases, cash or temporary investments maturing no later than the next date on which payments are to be made to the Senior Certificate owners, and rights of the indenture trustee under the indenture or the rights of the owner trustee or trustee under the Transfer and Servicing Agreements and under credit support arrangements with respect to such obligations or qualified motor vehicle leases.

          (2) The acquisition of the Senior Certificates by a Benefit Plan is on terms (including the price for the Senior Certificates) that are at least as favorable to the Benefit Plan as they would be in an arm's length transaction with an unrelated party;

          (3) The rights and interests evidenced by the Senior Certificates acquired by the Benefit Plan are not subordinated to the rights and interests evidenced by other certificates of the trust;

          (4) The Senior Certificates acquired by the Benefit Plan have received a rating at the time of such acquisition that is in one of the three highest generic rating categories from either Standard & Poor's Ratings Services, Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. or Fitch IBCA, Inc;

          (5) The related owner trustee or indenture trustee is not an affiliate of any other member of the Restricted Group (as defined below);

          (6) The sum of all payments made to the underwriters in connection with the distribution of the Senior Certificates represents not more than reasonable compensation for underwriting the Senior Certificates; the sum of all payments made to and retained by the depositor pursuant to the sale of the receivables to the related trust represents not more than the fair market value of such receivables; and the sum of all payments made to and retained by the servicer represents not more than reasonable compensation for the servicer's services under the related Transfer and Servicing Agreements and indenture, if applicable, and reimbursement of the servicer's reasonable expenses in connection therewith; and

          (7) The Benefit Plan investing in the Senior Certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended.

     Moreover, the Exemption would provide relief from certain self-dealing/conflict of interest or prohibited transactions only if, among other requirements, (1) in the case of the acquisition of Senior Certificates in connection with the initial issuance, at least fifty percent of the Senior Certificates are acquired by persons independent of the Restricted Group (as defined below), (2) the Benefit Plan's investment in Senior Certificates does not exceed twenty-five percent of all of the Senior Certificates outstanding at the time of the acquisition and (3) immediately after the acquisition, no more than twenty-five percent of the assets of the Benefit Plan are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity. The Exemption does not apply to Benefit Plans sponsored by the depositor, any underwriter, the related trustee, the servicer, any obligor with respect to receivables included in the related trust constituting more than five percent of the aggregate unamortized principal balance of the assets in the trust, or any affiliate of such parties (the "Restricted Group").

                              PLAN OF DISTRIBUTION

     On the terms and conditions set forth in any underwriting agreement with respect to a given series, the depositor will agree to cause the related trust to sell to the underwriters named therein and in the related prospectus supplement, and each of such underwriters will severally agree to purchase, the principal amount of each class of securities of the related series set forth therein and in the related prospectus supplement. The depositor may also cause the related trust to sell a series of securities directly to investors.

     In each underwriting agreement, the several underwriters will agree, subject to the terms and conditions set forth therein, to purchase all of the securities described therein that are offered hereby and by the related prospectus supplement if any of such securities are purchased.

     Each prospectus supplement will either (1) set forth the price at which each class of securities being offered thereby will be offered to investors and any concessions that may be offered to certain securities dealers participating in the offering of such securities or (2) specify that the related securities are to be resold by the underwriters in negotiated transactions at varying prices to be determined at the time of such sale. After the initial public offering of any such securities, such public offering prices and such concessions may be changed.

     Each underwriting agreement will provide that BVAC and the depositor will indemnify the related underwriters against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended, or contribute to payments the several underwriters may be required to make in respect thereof.

     Each trust may, from time to time, invest the funds in the related accounts in eligible investments acquired from any such underwriters.

     The closing of the sale of any class of securities will be conditioned on the closing of the sale of all other classes of securities of such series.

     The place and time of delivery for the securities in respect of which this prospectus is delivered will be set forth in the related prospectus supplement.

                                 LEGAL MATTERS

     Certain legal matters relating to the securities of any series will be passed upon for the related trust, the depositor and the servicer by Patton Boggs LLP, Dallas, Texas, and for the underwriters by such firm as shall be identified in the related prospectus supplement. Certain federal income tax and other matters will be passed upon for each trust by Patton Boggs LLP.

                      WHERE YOU CAN FIND MORE INFORMATION

     The depositor, as originator of each trust, has filed with the SEC a registration statement under the Securities Act of 1933, as amended, with respect to the notes and the certificates offered by this prospectus. This prospectus, which forms a part of the registration statement, does not contain all of the information included in the registration statement and the exhibits thereto. You may inspect and copy the registration statement and other information filed by the depositor at the public reference facilities maintained by the SEC at the Public Reference Room of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the SEC's Public Reference Room by calling the commission at 1-800-SEC-0330. The SEC also maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC, including the Servicer and each trust. The address of the SEC's web site is http://www.sec.gov.

     The servicer, on behalf of each trust, will also file or cause to be filed with the SEC any periodic reports required under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder. The reports can be obtained as described above. The reports will include Current Reports on Form 8-K filed after each payment date, and an Annual Report on Form 10-K. The reports will contain certain financial information regarding the related trust, including the statement which will be furnished monthly to securityholders. The servicer will not file or cause to be filed reports on Form 8-K and Form 10-K with respect to a trust and the securities issued by the trust for any period which ends after December 31 of the year in which the securities are issued; however, the related securityholders will continue to receive the monthly statement.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     All documents filed by the depositor, as originator of any trust, under
Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this prospectus and prior to the termination of the offering of the securities, shall be deemed to be incorporated by reference in this prospectus. Any statement contained in this prospectus or in a document incorporated or deemed to be incorporated by reference in this prospectus shall be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained in this prospectus or in any subsequently filed document which also is or is deemed to be incorporated by reference in this prospectus modifies or supersedes the statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

     The depositor will provide without charge to each person, including any beneficial owner of securities, to whom a copy of this prospectus is delivered, on the written or oral request of any such person, a copy of any or all of the documents incorporated in this prospectus or in any related prospectus supplement by reference, not including exhibits to the documents, unless the exhibits are specifically incorporated by reference in the documents. Requests for copies should be directed to the servicer at 818 Oak Park Road, Covina, California 91724, Attention: John Okubo (Telephone: (650) 312-7393).

                            INDEX OF PRINCIPAL TERMS

     We set forth below is a list of certain of the more significant terms used in this prospectus and the pages on which you may find the definitions of such terms.

                                                              PAGE
                                                              ----
Approved Rating.............................................   25
Bank........................................................    1
Benefit Plan................................................   46
BVAC........................................................    1
BVCC........................................................    1
BVFC........................................................   18
Code........................................................   39
DTC.........................................................   10
ERISA.......................................................    6
Exemption...................................................   46
FASIT.......................................................   39
FTC Rule....................................................   37
IRS.........................................................   39
Named Lienholders...........................................    3
Non-U.S. Person.............................................   42
OID.........................................................   40
OID Regulations.............................................   40
Parties in Interest.........................................   46
Plan Asset Regulations......................................   46
Pool Factor.................................................   17
Restricted Group............................................   47
SEC.........................................................   47
Security Owners.............................................   19
Senior Certificates.........................................   46
Strip Securities............................................   17
Transfer and Servicing Agreements...........................   22
Trust Bankruptcy Event......................................   32
UCC.........................................................   19
U.S. Person.................................................   41

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.*

     Expenses in connection with the offering of the Securities being registered herein are estimated as follows:

SEC registration fee........................................   $   80,900
Legal fees and expenses.....................................      600,000
Accounting fees and expenses................................      100,000
Rating agency fees..........................................      500,000
Trustees' fees and expenses.................................       30,000
Printing....................................................      200,000
Miscellaneous...............................................      700,000
                                                               ----------
          Total.............................................   $2,210,900
                                                               ==========

---------------

* All amounts except SEC registration fee are estimates.

ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 145 of the Delaware General Corporation Law provides that a Delaware corporation may indemnify any persons, including officers and directors, who are, or are threatened to be made, parties to any threatened, pending or completed legal action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person was an officer or director of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, suit or proceeding, provided that such officer or director acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the corporation's best interests, and, for criminal proceedings, had no reasonable cause to believe that his or her conduct was illegal. A Delaware corporation may indemnify officers and directors in an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the officer or director is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify such officer or director against the expenses that such officer or director actually and reasonably incurred.

     The Certificate of Incorporation of Bay View Transaction Corporation provides for indemnification of officers and directors to the full extent permitted by the Delaware General Corporation Law.

ITEM 16. EXHIBITS.

   *1 Form of Underwriting Agreement (to be filed, as applicable to a particular offering of securities, as an exhibit to a Current Report on Form 8K and incorporated herein by reference).
    3.1    Certificate of Incorporation of Bay View Transaction
           Corporation.
    3.2    Bylaws of Bay View Transaction Corporation.
    4.1 Form of Pooling and Servicing Agreement for trusts other than Grantor Trusts, including form of certificates.
    4.2    Form of Trust and Servicing Agreement for Owner Trusts.
    4.3    Form of Indenture, including form of notes.
    5.1 Form of Opinion of Patton Boggs LLP with respect to legality of the Securities.

    8.1    Form of Opinion of Patton Boggs LLP with respect to tax
           matters.
   10      Form of Purchase Agreement.
23(a)      Consent of Patton Boggs LLP (included in Exhibits 5.1 and
           8.1).
   24.1    Power of Attorney (included on signature page).

ITEM 17. UNDERTAKINGS.

     (a) The undersigned Registrant hereby undertakes as follows:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

          (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

          (ii) to reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

          (iii) to include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in the registration statement;

     Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or
Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (4) If the Registrant is a foreign private issuer, to file a post-effective amendment to the registration statement to include any financial statements required by Item 8.A of Form 20-F at the start of any delayed offering or throughout a continuous offering. Financial statements and information otherwise required by Section 10(a)(3) of the Act need not be furnished, provided that the Registrant includes in the prospectus, by means of a post-effective amendment, financial statements required pursuant to this paragraph (a)(4) and other information necessary to ensure that all other information in the prospectus is at least as current as the date of those financial statements. Notwithstanding the foregoing, with respect to registration statements on Form F-3, a post-effective amendment need not be filed to include financial statements and information required by Section 10(a)(3) of the Act or Section 210.3-19 of this chapter if such financial statements and information are contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or
     Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Form F-3.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) The undersigned Registrant hereby undertakes to provide to the underwriter at the closing specified in the underwriting agreements certificates in such denominations and registered in such names as required by the underwriter to provide prompt delivery to each purchaser.

     (d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (e) The undersigned registrant hereby undertakes that:

          (1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or
     (4) or Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

          (2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (f) The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act ("Act") in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, and reasonably believes that the security rating requirement contained in Transaction Requirement B.5. of Form S-3 will be met by the time of the sale of the securities registered hereunder and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Mateo, State of California, on May 13, 2003.

                                          BAY VIEW TRANSACTION CORPORATION,
                                          as Depositor (Registrant)

                                          By: /s/ JIM BADAME
                                            ------------------------------------
                                            Name: Jim Badame
                                            Title: President

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints John Okubo and Joseph J. Catalano, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him an in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to sign any registration statement for the same offering covered by this registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

                SIGNATURE                                     TITLE                        DATE
                ---------                                     -----                        ----

/s/ JIM BADAME                                       Director and President            May 13, 2003
------------------------------------------        (Principal Executive Officer)
Jim Badame


/s/ JOHN OKUBO                                Treasurer and Chief Financial Officer    May 13, 2003
------------------------------------------     (Principal Financial and Accounting
John Okubo                                                  Officer)


/s/ CHARLES G. COOPER                                       Director                   May 13, 2003
------------------------------------------
Charles G. Cooper


/s/ JOHN W. ROSE                                            Director                   May 13, 2003
------------------------------------------
John W. Rose


/s/ ROBERT GOLDSTEIN                                        Director                   May 13, 2003
------------------------------------------
Robert Goldstein


/s/ ANDY STIDD                                              Director                   May 13, 2003
------------------------------------------
Andy Stidd